--------------------------------------------------------------------------------
                                                      '33 Act File No. 333-40455
                                                      '40 Act File No. 811-08495

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 31, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION  STATEMENT  UNDER  THE  SECURITIES  ACT  OF  1933          [X]

Post-Effective  Amendment  No.  41                                      [X]

                                     and/or

REGISTRATION  STATEMENT  UNDER  THE  INVESTMENT  COMPANY  ACT  OF  1940
Amendment  No.  42                                                      [X]

                        (Check appropriate box or boxes)

                              GARTMORE MUTUAL FUNDS


                                 1200 RIVER ROAD
                        CONSHOHOCKEN, PENNSYLVANIA 19428
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

     Registrant's Telephone Number, including Area Code:     (484) 530-1300

                                         Send Copies of Communications to:
MS. ELIZABETH A.DAVIN, ESQ.              MR. DUANE LASSITER, ESQ.
NATIONWIDE PLAZA                         STRADLEY RONON STEVENS AND YOUNG LLP
 COLUMBUS, OHIO 43215                    COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)  PHILADELPHIA, PENNSYLVANIA 19103

It  is  proposed that this filing will become effective: (check appropriate box)

[     ]  immediately  upon  filing  pursuant  to  paragraph  (b)
[     ]  on  September  30,  2002  pursuant  to  paragraph  (b)
[  X  ]  60  days  after  filing  pursuant  to  paragraph  (a)(1)
[     ]  on  ____________,  2002  pursuant  to  paragraph  (a)(1)
[     ]  75  days  after  filing  pursuant  to  paragraph  (a)(2)
[     ]  on  [date]  pursuant  to  paragraph  (a)(2)  of  rule  485.

If  appropriate,  check  the  following  box:

[     ]  This  post-effective  amendment designated a new effective date for a previously  filed  post-effective  amendment.

                                Explanatory Note


This  Post-Effective  Amendment No. 41 to Registrant's Registration Statement on
Form  N-1A  includes  nine  prospectuses  encompassing  the  following  Funds:



Gartmore International Growth Fund                  Gartmore Millennium Growth Fund
Gartmore International Small Cap Growth Fund        Gartmore Value Opportunities Fund
Gartmore Emerging Markets Fund                      Gartmore High Yield Bond Fund
Gartmore Nationwide Leaders Fund                    Gartmore Investor Destinations Aggressive Fund
Gartmore U.S. Growth Leaders Fund                   Gartmore Investor Destinations Moderately
                                                       Aggressive Fund
Gartmore Worldwide Leaders Fund                     Gartmore Investor Destinations Moderate Fund
Gartmore Bond Fund                                  Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Tax-Free Income Fund                       Gartmore Investor Destinations Conservative Fund
Gartmore Government Bond Fund                       Nationwide Large Cap Growth Fund
Gartmore Morley Enhanced Income Fund                Nationwide Small Cap Fund
Gartmore Money Market Fund                          Nationwide S&P 500 Index Fund
Gartmore Global Technology and Communications Fund  Nationwide Small Cap Index Fund
Gartmore Global Financial Services Fund             Nationwide Mid Cap Market Index Fund
Gartmore Global Utilities Fund                      Nationwide International Index Fund
Gartmore Global Health Sciences Fund                Nationwide Bond Index Fund
Gartmore Nationwide Fund
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Mid Cap Growth Fund
Gartmore Micro Cap Equity Fund

The filing also includes the Combined Statement of Additional Information for the Gartmore Mutual Funds.

This Amendment is being filed under Rule 485(a) for the purpose of making appropriate changes, including updating the sales charges and finders fee disclosure regarding the Registrant's Class A shares.

CORE ASSET ALLOCATION Series

Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Investor Destinations Conservative Fund

GARTMORE FUNDS                                           www.gartmore.com

================================================================================

PROSPECTUS

March 1, 2003


[GRAPHIC OMITTED]


                                   As with all mutual funds, the Securities and
Gartmore                           Exchange Commission has not approved or
------------------                 disapproved these Funds' shares or determined
Global Investments                 whether this prospectus is complete or
------------------                 accurate. To state otherwise is a crime.



--------------------------------------------------------------------------------
Look Beyond (SM)

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES. . . . . . . . . . . . . . . . . . .  2
Investment Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . .  13
Purpose of the Investor Destinations Series
Principal Investment Strategies
Other Investment Techniques
Temporary Defensive Positions

MANAGEMENT . . . . . . . . . . . . . . . . . . . .  17
Investment Adviser

BUYING, SELLING AND EXCHANGING FUND SHARES . . . .  18
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . .  26
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . .  27

ADDITIONAL INFORMATION . . . . . . . . . .  BACK COVER

FUND SUMMARIES

================================================================================


This Prospectus provides information about the Gartmore Investor Destinations Series (together, the "Funds") of Gartmore Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 13. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Service Class shares. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 18.

ABOUT EACH FUND GENERALLY

Each Fund is designed to provide an asset allocation option corresponding to different investment goals. Each Fund will invest primarily in other mutual funds which represent each asset class in its target allocation.

     This Prospectus includes information on the following Funds:

     Gartmore Investor Destinations Aggressive Fund

     Gartmore Investor Destinations Moderately Aggressive Fund

     Gartmore Investor Destinations Moderate Fund
     Gartmore Investor Destinations Moderately Conservative Fund

     Gartmore Investor Destinations Conservative Fund

INVESTMENT OBJECTIVE

The investment objective of each Fund is to maximize total investment return. Each Fund will seek this objective through the principal strategies described below.

PRINCIPAL STRATEGIES

THE INVESTOR DESTINATIONS SERIES ARE DESIGNED TO PROVIDE DIVERSIFICATION ACROSS SEVERAL MAJOR ASSET CLASSES BASED ON YOUR INVESTMENT OBJECTIVE, TIME HORIZON AND RISK TOLERANCE: U.S. STOCKS (LARGE CAP, MID CAP AND SMALL CAP STOCKS), INTERNATIONAL STOCKS, BONDS AND SHORT-TERM INVESTMENTS. Each Fund in the Investor Destinations Series invests in different combinations of mutual funds (Underlying Funds) and short-term investments as shown below.

The Funds will invest in Underlying Funds which typically invest in stocks, bonds, or other securities with the goal of matching a specific stock or bond index. Each Fund has a target allocation mix of investments among some or all of the six asset classes shown below. The portfolio management team monitors each Fund's holdings and cash flow and will adjust a Fund's asset allocation within the target allocation to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a Fund's asset allocation.

Set forth below are the six asset classes in which the Funds may invest and the Underlying Funds and short-term investments which the portfolio management team has chosen to represent each asset class.


Asset Class               Primary Underlying Investment
--------------------------------------------------------------------------

U.S. STOCKS
  LARGE CAP STOCKS        NATIONWIDE(R) S&P 500 INDEX FUND.The
                          Nationwide S&P 500 Index Fund seeks to
                          track the S&P 500 Index, a widely recognized
                          index maintained by Standard & Poor's
                          that includes 500 U.S. large-cap stocks.
--------------------------------------------------------------------------
  MID CAP STOCKS          NATIONWIDE(R)MID CAP MARKET INDEX FUND.
                          The Nationwide Mid Cap Market Index Fund
                          seeks to track the S&P Mid-Cap 400 Index,
                          which includes 400 common stocks issued
                          by U.S. mid-capitalization companies.
--------------------------------------------------------------------------
  SMALL CAP STOCKS        NATIONWIDE(R)SMALL CAP INDEX FUND.The
                          Nationwide Small Cap Index Fund seeks to
                          track the Russell 2000 Index, which includes
                          2000 common stocks issued by smaller U.S.
                          capitalization companies.
--------------------------------------------------------------------------
  INTERNATIONAL STOCKS    NATIONWIDE(R) INTERNATIONAL INDEX FUND.The
                          Nationwide International Index Fund seeks to
                          track the Morgan Stanley Capital
                          International Europe, Australasia and Far
                          East (Capitalization Weighted) Index, which
                          includes stocks of companies located, or
                          whose stocks are traded on exchanges, in
                          European and Pacific Basin countries.
--------------------------------------------------------------------------
  BONDS                   NATIONWIDE(R)BOND INDEX FUND.The
                          Nationwide Bond Index Fund seeks to track
                          the Lehman Brothers Aggregate Bond Index,
                          which includes a broad-based mix of U.S.
                          dollar-denominated investment-grade bonds.
--------------------------------------------------------------------------
  SHORT-TERM INVESTMENTS  GARTMORE MORLEY ENHANCED INCOME FUND.
                          The Gartmore Morley Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor's account value by investing in high-grade debt securities.

                          GARTMORE MONEY MARKET FUND. The
                          Gartmore Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market obligations.

                          NATIONWIDE CONTRACT. The Nationwide
                          Contract is a non-registered fixed interest contract issued by Nationwide Life Insurance Company and has a stable principal value.

The Funds may also invest in other mutual funds chosen to complement the Gartmore Funds and to further diversify each Fund.

The Underlying Funds and short-term investments in which the Funds invest may be changed at any time based on the portfolio management team's judgement.

Below are the specific target allocations for each Fund.

GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND (THE AGGRESSIVE FUND)

The Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital. The Aggressive Fund's allocation focuses on stock investments, both U.S. and international. The Aggressive Fund is generally appropriate for aggressive investors comfortable with risk, investors with long time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

FUND SUMMARIES

================================================================================


Asset Classes             Target Allocation Mix
===============================================
U.S. Stocks                                 65%
-----------------------------------------------
  Large Cap Stocks             40%
-----------------------------------------------
  Mid Cap Stocks               15%
-----------------------------------------------
  Small Cap Stocks             10%
-----------------------------------------------
International Stocks                        30%
-----------------------------------------------
Bonds                                        5%
===============================================
TOTAL ALLOCATION                           100%

GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
(THE MODERATELY AGGRESSIVE FUND)

The Moderately Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital, but also income. The Moderately Aggressive Fund's allocation is weighted toward stock investments, while including some bonds and shortterm investments to reduce volatility. The Moderately Aggressive Fund is generally appropriate for aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes             Target Allocation Mix
-------------------------------------------------
U.S. Stocks                                   55%
-------------------------------------------------
  Large Cap Stocks               35%
-------------------------------------------------
  Mid Cap Stocks                 15%
-------------------------------------------------
  Small Cap Stocks                5%
-------------------------------------------------
International Stocks                          25%
-------------------------------------------------
Bonds                                         15%
-------------------------------------------------
Short-Term Investments                         5%
=================================================
TOTAL ALLOCATION                             100%

GARTMORE INVESTOR DESTINATIONS MODERATE FUND
(THE MODERATE FUND)

The Moderate Fund will pursue its goal of maximizing total investment return by seeking growth of capital and income. The Moderate Fund's allocation is weighted toward stock investments while including a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund is generally appropriate for investors who have a lower tolerance for risk than more aggressive investors and are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns. Shorter term allocation may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Asset Classes               Target Allocation Mix
=================================================
U.S. Stocks                      45%
-------------------------------------------------
  Large Cap Stocks               30%
-------------------------------------------------
  Mid Cap Stocks                 10%
-------------------------------------------------
  Small Cap Stocks                5%
-------------------------------------------------
International Stocks                          15%
-------------------------------------------------
Bonds                                         25%
-------------------------------------------------
Short-Term Investments                        15%
=================================================
TOTAL ALLOCATION                             100%



GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE
FUND (THE MODERATELY CONSERVATIVE FUND)

The Moderately Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Moderately Conservative Fund's allocation is weighted toward bond investments and short-term investments while including substantial stock investments for long term growth. The Moderately Conservative Fund is generally appropriate for investors who have a lower tolerance for risk and whose primary goal is income, who have a shorter time horizon or who are willing to accept some market volatility in exchange for greater potential income and growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes             Target Allocation Mix
=================================================
U.S. Stocks                                   30%
-------------------------------------------------
  Large Cap Stocks               20%
-------------------------------------------------
  Mid Cap Stocks                 10%
-------------------------------------------------
International Stocks                          10%
-------------------------------------------------
Bonds                                         35%
-------------------------------------------------
Short-Term Investments                        25%
=================================================
TOTAL ALLOCATION                             100%

GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND (THE
CONSERVATIVE FUND)

The Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Conservative Fund's allocation focuses on bonds and short-term investments while including some stock investments for long-term growth. The Conservative Fund is generally appropriate for investors who have a low tolerance for risk and whose primary goal is income, who have a short time horizon, or who are not willing to accept much risk, but still seek a small amount of growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Asset Classes           Target Allo   cation Mix
=================================================

U.S. Stocks                                   15%
-------------------------------------------------
Large Cap Stocks                 10%
-------------------------------------------------
Mid Cap Stocks                    5%
-------------------------------------------------
International Stocks              5%
-------------------------------------------------
Bonds                                         35%
-------------------------------------------------
Short-Term Investments                        45%
=================================================
TOTAL ALLOCATION                             100%

For more information about the Funds' investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

PRINCIPAL RISKS

Because the value of your investment in a Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio management team's ability to assess economic conditions and investment opportunities.

FUND RISK

PERFORMANCE RISK. The assets of each Fund are invested in Underlying Funds and short-term investments, which means that the investment performance of each Fund is directly related to the investment performance of these underlying investments held by the Fund. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund's assets among the underlying investments and the ability of an underlying investment to meet its own investment objective. It is possible that an underlying investment will fail to execute its investment strategies effectively. As a result, an underlying investment may not meet its investment objective, which would affect a Fund's investment performance. There can be no assurance that the investment objective of any Fund or any underlying investment will be achieved.

ASSET ALLOCATION RISK. Because the Underlying Funds and shortterm investments represent different asset classes, each Fund is subject to different levels and combinations of risk, depending on the particular Fund's asset allocation. As described below, each Fund is subject in varying degrees to stock market risk, bond market risk (primarily interest rate risk and credit risk), selection risk, non-diversified fund risk, the risk of inflation and foreign risk.

RISKS OF THE UNDERLYING INVESTMENTS

The following are risks applicable to the underlying investments and the corresponding asset classes. The greater a Fund's investment in a particular asset class, the greater the impact to the Fund of the risks related to the class. For example, the Aggressive Fund, the Moderately Aggressive Fund and the Moderate Fund will be more impacted by stock market risk because more of their assets will be invested in U.S. and International stocks while the Moderately Conservative Fund and the Conservative Fund will be more impacted by credit risk and interest rate risk because more of their assets will be invested in debt securities.

GENERAL RISKS

SELECTION RISK (ALL ASSET CLASSES). Selection risk is the risk that an index fund's investments, which may not fully replicate the index, may perform differently from securities in the index.

NON-DIVERSIFIED FUND RISK (ALL ASSET CLASSES EXCEPT SHORTTERM
INVESTMENTS). Generally, index funds are non-diversified funds which means that each may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, an Underlying Fund's risk is increased because some investments have a greater effect on the Underlying Fund's performance. This helps the Underlying Fund's performance when its investments are successful, but also hurts the Underlying Fund's performance when its investments are unsuccessful.

RISKS OF U.S. STOCKS AND INTERNATIONAL STOCKS

STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS).
Stock market risk is the risk that a Fund could lose value if the individual stocks in which the Underlying Funds have invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, man-

Fund Summaries

================================================================================


agement and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK (MID CAP STOCKS AND SMALL CAP STOCKS). To the extent an Underlying Fund invests in securities of medium sized and small capitalization companies, such Underlying Funds' investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mediumsize and small companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

RISKS OF BONDS

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

Securities in which an Underlying Fund or short-term investment will invest, will generally be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Mediumgrade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

RISKS OF SHORT-TERM INVESTMENTS.

The risks that apply to bonds, as described above, also apply to a Fund's short-term investments, but to a lesser degree. This is because a Fund's short-term investments are investing in investments that have shorter maturities and that are often of higher quality than those of the bonds.

PERFORMANCE

The following bar charts and tables present the performance of the Funds. The bar charts show each Fund's annual total returns on a before-tax basis and without sales charges. The tables show the Funds' average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of broad-based securities indices. The bar charts and tables provide some indication of the risks of investing in each Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURN - AGGRESSIVE FUND CLASS A SHARES(1)
(YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

   2000     2001
-11.42%    0.00%

Best quarter:    -%    - qtr. of -
Worst quarter:   -%    - qtr. of -

---------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1) - Aggressive Fund -     One         Since
as of December 31, 2002                          year  Inception(2)
===================================================================
Class A shares - Before Taxes -                     -%           -%
-------------------------------------------------------------------
Class A shares - After Taxes on Distributions -     -%           -%
-------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sales of Shares3 -                              -%           -%
-------------------------------------------------------------------
Class B shares -                                    -%           -%
-------------------------------------------------------------------
Class C shares(4) -                                 -%           -%
-------------------------------------------------------------------
Service Class shares -                              -%           -%
-------------------------------------------------------------------
Aggressive Fund Composite Index(5,9) -              -%           -%
-------------------------------------------------------------------
LB Aggregate Bond Index(6,9) -                      -%           -%
-------------------------------------------------------------------
MSCI EAFE Index(7,9) -                              -%           -%
-------------------------------------------------------------------
S&P Index(8,9) -                                    -%           -%

------------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on March 31, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

5 The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Aggressive Fund Composite Index is a combination of the S&P 500 Index (65%), the MSCI EAFE Index (30%) and the LB Aggregate Bond Index (5%).

6 The LB Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

7 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

8 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major domestic industries and the performance of the broad domestic economy.

9 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.


ANNUAL RETURN - MODERATELY AGGRESSIVE FUND
CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

  2000     2001
-8.69%    0.00%

Best quarter:    -%    - qtr. of -
Worst quarter:   -%    - qtr. of -

---------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.




Average annual returns(1)- Moderately Aggressive Fund-   One         Since
as of December 31, 2002                                 year  Inception(2)
--------------------------------------------------------------------------
Class A shares - Before Taxes                              -%           -%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions              -%           -%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sales of Shares(3)                                     -%           -%
--------------------------------------------------------------------------
Class B shares                                             -%           -%
--------------------------------------------------------------------------
Class C shares(4)                                          -%           -%
--------------------------------------------------------------------------
Service Class shares                                       -%           -%
--------------------------------------------------------------------------
Moderately Aggressive Fund Composite Index(5,9)            -%           -%
--------------------------------------------------------------------------
LB Aggregate Bond Index(6,9)                               -%           -%
--------------------------------------------------------------------------
MSCI EAFE Index(7,9)                                       -%           -%
--------------------------------------------------------------------------
S&P Index(8,9)                                             -%           -%

------------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on March 31, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

5 The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Aggressive Fund Composite Index is a combination of the S&P 500 Index (55%), the MSCI EAFE Index (25%) and the LB Aggregate Bond Index (20%).

6 The LB Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

7 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

8 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major domestic industries and the performance of the broad domestic economy.

9 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARIES
ANNUAL RETURN - MODERATE FUND CLASS A SHARES(1)
(YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

  2000     2001
-4.89%    0.00%

Best quarter:    -%    - qtr. of -
Worst quarter:   -%    - qtr. of -

----------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1) - Moderate Fund -     One          Since
as of December 31, 2002                        year   Inception(2)
==================================================================
Class A shares - Before Taxes                     -%           -%
-----------------------------------------------------------------
Class A shares - After Taxes on Distributions     -%           -%
-----------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sales of Shares(3)                            -%           -%
-----------------------------------------------------------------
Class B shares                                    -%           -%
-----------------------------------------------------------------
Class C shares(4)                                 -%           -%
-----------------------------------------------------------------
Service Class shares                              -%           -%
-----------------------------------------------------------------
Moderate Fund Composite Index(5,9)                -%           -%
-----------------------------------------------------------------
LB Aggregate Bond Index(6,9)                      -%           -%
-----------------------------------------------------------------
MSCI EAFE Index(7,9)                              -%           -%
-----------------------------------------------------------------
S&P Index(8,9)                                    -%           -%
----------------

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on March 31, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

5 The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderate Fund Composite Index is a combination of the S&P 500 Index (45%), the LB Aggregate Bond Index (40%) and the MSCI EAFE Index (15%).

6 The LB Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

7 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

8 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major domestic industries and the performance of the broad domestic economy.

9 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.


ANNUAL RETURN - MODERATELY CONSERVATIVE FUND CLASS A SHARES(1)
(YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

  2000     2001
-1.23%    0.00%

Best quarter:    -%    - qtr. of -
Worst quarter:   -%    - qtr. of -

----------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1)- Moderately Conservative Fund-   One          Since
as of December 31, 2002                                   year   Inception(2)
=============================================================================
Class A shares - Before Taxes                                -%           -%
----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions                -%           -%
----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sales of Shares(3)                                       -%           -%
----------------------------------------------------------------------------
Class B shares                                               -%           -%
----------------------------------------------------------------------------
Class C shares(4)                                            -%           -%
----------------------------------------------------------------------------
Service Class shares                                         -%           -%
----------------------------------------------------------------------------
Moderately Conservative Fund Composite Index(5,9)            -%           -%
----------------------------------------------------------------------------
LB Aggregate Bond Index(6,9)                                 -%           -%
----------------------------------------------------------------------------
MSCI EAFE Index(7,9)                                         -%           -%
----------------------------------------------------------------------------
S&P Index(8,9)                                               -%           -%

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on March 31, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

5 The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Conservative Composite Index is a combination of the LB Aggregate Bond Index (60%), the S&P 500 Index (30%) and the MSCI EAFE Index (10%).

6 The LB Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

7 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

8 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major domestic industries and the performance of the broad domestic economy.

9 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

ANNUAL RETURN - CONSERVATIVE FUND CLASS A SHARES(1) (YEAR
ENDED DECEMBER 31)

[GRAPHIC OMITTED]

  2000     2001
 2.20%    0.00%

Best quarter:    -%    - qtr. of -
Worst quarter:   -%    - qtr. of -

----------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1)- Conservative Fund-   One          Since
as of December 31, 2002                        year   Inception(2)
==================================================================
Class A shares - Before Taxes                     -%           -%
-----------------------------------------------------------------
Class A shares - After Taxes on Distributions     -%           -%
-----------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sales of Shares3                              -%           -%
-----------------------------------------------------------------
Class B shares                                    -%           -%
-----------------------------------------------------------------
Class C shares(4)                                 -%           -%
-----------------------------------------------------------------
Service Class shares                              -%           -%
-----------------------------------------------------------------
Conservative Fund Composite Index(5,9)            -%           -%
-----------------------------------------------------------------
LB Aggregate Bond Index(6,9)                      -%           -%
-----------------------------------------------------------------
MSCI EAFE Index(7,9)                              -%           -%
-----------------------------------------------------------------
S&P Index(8,9)                                    -%           -%
----------------

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on March 31, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

5 The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Conservative Composite Index is a combination of the LB Aggregate Bond Index (80%), the S&P 500 Index (15%) and the MSCI EAFE Index (5%).

6 The LB Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

7 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

8 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major domestic industries and the performance of the broad domestic economy.

9 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

FEE TABLE - SERVICE CLASS SHARES

Shareholder Fees(1)                    Moderately             Moderately
(fees paid directly from   Aggressive  Aggressive  Moderate  Conservative  Conservative
your investment)              Fund        Fund       Fund        Fund          Fund
==========================================================================================
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of offering
price)                     None        None        None      None          None
------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a
percentage of offering
or sale price, whichever
is less                    None        None        None      None          None
------------------------------------------------------------------------------------------

Annual Fund Operating
Expense (expenses that                Moderately               Moderately
Are deducted from        Aggressive   Aggressive   Moderate   Conservative   Conservative
Fund assets)                Fund         Fund        Fund         Fund           Fund
==========================================================================================
Management Fees                0.13%        0.13%      0.13%          0.13%          0.13%
------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees           0.25%        0.25%      0.25%          0.25%          0.25%
------------------------------------------------------------------------------------------
Other Expenses(2)              0.29%        0.26%      0.20%          0.42%          0.43%
==========================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES             0.67%        0.64%      0.58%          0.80%          0.81%
------------------------------------------------------------------------------------------
Amount of Fee Waivers/
Expense Reimbursements         0.06%        0.03%        N/A          0.19%          0.20%
==========================================================================================
NET EXPENSES AFTER
WAIVERS(3)                     0.61%        0.61%        N/A          0.61%          0.61%
----------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

3 Gartmore Mutual Fund Capital Trust (GMF), the Funds' investment adviser, and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) to 0.61% for the Service Class shares of each Fund through February 29, 2004. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

FUND SUMMARIES

================================================================================


FEE TABLE - CLASS A SHARES

Shareholder Fees(1)                       Moderately               Moderately
(fees paid directly from     Aggressive   Aggressive   Moderate   Conservative   Conservative
your investment)                Fund         Fund        Fund         Fund           Fund
==============================================================================================
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)(2)              5.75%        5.75%      5.75%          5.75%          5.75%

Maximum Deferred Sales
Charge (Load) (as a
percentage of offering
or sale price, whichever
is less)(3)                         None         None       None           None           None

Annual Fund Operating
Expense (expenses that                Moderately               Moderately
Are deducted from        Aggressive   Aggressive   Moderate   Conservative   Conservative
Fund assets)                Fund         Fund        Fund         Fund           Fund
==========================================================================================
Management Fees 0.13%          0.13%        0.13%      0.13%          0.13%

Distribution and/or
Service (12b-1) Fees           0.25%        0.25%      0.25%          0.25%          0.25%

Other Expenses(4)              0.29%        0.26%      0.20%          0.42%          0.43%
==========================================================================================

TOTAL ANNUAL FUND
OPERATING EXPENSES             0.67%        0.64%      0.58%          0.80%          0.81%

Amount of Fee
Waivers/Expense
Reimbursements                  N/A          N/A        N/A           0.09%          0.10%
==========================================================================================

NET EXPENSES AFTER
WAIVERS(5)                      N/A          N/A        N/A           0.71%          0.71%
------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C Sales Charges."

3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without sales charges and for which a finder's fee was paid.

4 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

5 GMF and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) to 0.71% for the Class A shares of each Fund through February 29, 2004. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

FEE TABLE - CLASS B SHARES

Shareholder Fees(1)                       Moderately               Moderately
(fees paid directly from     Aggressive   Aggressive   Moderate   Conservative   Conservative
your investment)                Fund         Fund        Fund         Fund           Fund
==============================================================================================
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                 None         None       None           None           None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a
percentage of offering
or sale price, whichever
is less)(2)                        5.00%        5.00%      5.00%          5.00%          5.00%
----------------------------------------------------------------------------------------------

Annual Fund Operating
Expense (expenses that                Moderately               Moderately
Are deducted from        Aggressive   Aggressive   Moderate   Conservative   Conservative
Fund assets)                Fund         Fund        Fund         Fund           Fund
==========================================================================================
Management Fees                0.13%        0.13%      0.13%          0.13%          0.13%
------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees           1.00%        1.00%      1.00%          1.00%          1.00%
------------------------------------------------------------------------------------------
Other Expenses(3)              0.29%        0.26%      0.20%          0.42%          0.43%
==========================================================================================

TOTAL ANNUAL FUND
OPERATING EXPENSES             1.42%        1.39%      1.33%          1.55%          1.56%
------------------------------------------------------------------------------------------
Amount of Fee
Waived Expense
Reimbursements                 0.11%        0.08%      0.02%          0.24%          0.25%
------------------------------------------------------------------------------------------

NET EXPENSES AFTER
WAIVERS(4)                     1.31%        1.31%      1.31%          1.31%          1.31%
------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares."

3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

4 GMF and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) to those listed in "Net Expenses After Waivers" through February 29, 2004. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

FEE TABLE - CLASS C SHARES

Shareholder Fees(1)                       Moderately               Moderately
(fees paid directly from     Aggressive   Aggressive   Moderate   Conservative   Conservative
your investment)                Fund         Fund        Fund         Fund           Fund
==============================================================================================
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                 1.00%        1.00%      1.00%          1.00%          1.00%
----------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a
percentage of offering
or sale price, whichever
is less)(2)                        1.00%        1.00%      1.00%          1.00%          1.00%
----------------------------------------------------------------------------------------------


Annual Fund Operating
Expense (expenses that                Moderately               Moderately
Are deducted from        Aggressive   Aggressive   Moderate   Conservative   Conservative
Fund assets)                Fund         Fund        Fund         Fund           Fund
==========================================================================================
Management Fees                0.13%        0.13%      0.13%          0.13%          0.13%
------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees           1.00%        1.00%      1.00%          1.00%          1.00%
------------------------------------------------------------------------------------------
Other Expenses(3)              0.29%        0.26%      0.20%          0.42%          0.43%
==========================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES             1.42%        1.39%      1.33%          1.55%          1.56%
------------------------------------------------------------------------------------------
Amount of Fee
Waived Expense
Reimbursements                 0.11%        0.08%      0.02%          0.24%          0.25%
------------------------------------------------------------------------------------------
NET EXPENSES AFTER
WAIVERS(4)                     1.31%        1.31%      1.31%          1.31%          1.31%
------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

4 GMF and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) to those listed in "Net Expenses After Waivers" through February 29, 2004. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of a Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers in place for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year   3 Years   5 Years   10 Years
====================================================================
Aggressive Fund
  Class A Shares              $   640  $    777  $    927  $   1,362
  Class B Shares              $   633  $    739  $    966  $   1,392
  Class C Shares              $   332  $    534  $    858  $   1,776
  Service Class Shares        $    62  $    208  $    367  $     829
--------------------------------------------------------------------
Moderately Aggressive Fund
  Class A Shares              $   637  $    768  $    911  $   1,327
  Class B Shares              $   633  $    732  $    953  $   1,360
  Class C Shares              $   332  $    528  $    845  $   1,745
  Service Class Shares        $    62  $    202  $    354  $     796
--------------------------------------------------------------------
Moderate Fund
  Class A Shares              $   631  $    750  $    880  $   1,259
  Class B Shares              $   633  $    719  $    927  $   1,296
  Class C Shares              $   332  $    515  $    820  $   1,684
  Service Class Shares        $    59  $    186  $    324  $     726
--------------------------------------------------------------------
Moderately Conservative Fund
  Class A Shares              $   643  $    807  $    985  $   1,500
  Class B Shares              $   633  $    766  $  1,022  $   1,528
  Class C Shares              $   332  $    561  $    914  $   1,907
  Service Class Shares        $    62  $    236  $    425  $     972
--------------------------------------------------------------------
Conservative Fund
  Class A Shares              $   643  $    809  $    990  $   1,510
  Class B Shares              $   633  $    768  $  1,026  $   1,538
  Class C Shares              $   332  $    563  $    918  $   1,917
  Service Class Shares        $    62  $    239  $    430  $     983

FUND SUMMARIES

================================================================================


You would pay the following expenses on the same investment if you did not sell your shares:(1)

                              1 Year   3 Years   5 Years   10 Years
====================================================================
Aggressive Fund
  Class B Shares              $   133  $    439  $    766  $   1,392
  Class C Shares              $   232  $    534  $    858  $   1,776
--------------------------------------------------------------------
Moderately Aggressive Fund
  Class B Shares              $   133  $    432  $    753  $   1,360
  Class C Shares              $   232  $    528  $    845  $   1,745
--------------------------------------------------------------------
Moderate Fund
  Class B Shares              $   133  $    419  $    727  $   1,296
  Class C Shares              $   232  $    515  $    820  $   1,684
--------------------------------------------------------------------
Moderately Conservative Fund
  Class B Shares              $   133  $    466  $    822  $   1,528
  Class C Shares              $   232  $    561  $    914  $   1,907
--------------------------------------------------------------------
Conservative Fund
  Class B Shares              $   133  $    468  $    826  $   1,538
  Class C Shares              $   232  $    563  $    918  $   1,917

------------
1 Expenses paid on the same investment in Class A and Service Class shares do not change whether or not you sell your shares.

INDIRECT EXPENSES PAID BY THE FUNDS

Because the Funds invest primarily in Underlying Funds, they will be shareholders of those funds and will indirectly bear a proportionate share of the applicable expenses of the Underlying Funds (including management fees). These Underlying Fund fees are in addition to the fees and expenses described in the Funds' fee tables above. Depending on which Underlying Funds are held by a Fund and in what proportion, the fees will vary over time. However, in order to give you an idea of what these fees might be, we have calculated an average expense ratio for each Fund, based on the expense ratios after fee waivers and reimbursements of the Underlying Funds for their most recent fiscal year and each Fund's target allocation as described above. Based on these hypothetical calculations, the combined average expense ratio for the Underlying Funds that is borne indirectly by each of the Funds would have been the following:

Aggressive Fund               0.29%
-----------------------------------
Moderately Aggressive Fund    0.29%
-----------------------------------
Moderate Fund                 0.28%
-----------------------------------
Moderately Conservative Fund  0.28%
-----------------------------------
Conservative Fund             0.28%

Expenses will differ depending on how the Funds allocate assets among the Underlying Funds.

MORE ABOUT THE FUNDS

================================================================================


PURPOSE OF THE INVESTOR DESTINATIONS SERIES

The Funds are designed:

- To help achieve an investor's retirement savings objectives through asset allocation.
-    To maximize long-term total returns at an acceptable level of risk.
-    To allow for easy asset allocation.

In selecting a Fund, investors should consider their personal investment objectives, investment time horizons, risk tolerances, and financial circumstances. Through exchanges among the Funds, investors can adjust their investment strategies when one or more of these factors change. Most investors usually move into more conservatively managed Funds as they near retirement or other investment goals.

PRINCIPAL INVESTMENT STRATEGIES

The Investor Destinations Series are designed to provide diversification across major asset classes based on your time horizon as described in the Fund Summaries.

Set forth below is each Fund's target allocation for its underlying investments. Actual allocation may vary over short periods; however, the strategy should generally approximate the target allocation.

                                                       Moderately                   Moderately
Underlying                   Aggressive   Aggressive    Moderate    Conservative   Conservative
Investments                     Fund         Fund         Fund          Fund           Fund
================================================================================================
U.S. STOCKS:
------------------------------------------------------------------------------------------------
Nationwide S&P 500 Index             40%          35%          30%            20%            10%
------------------------------------------------------------------------------------------------
Mid Cap Index Funds                  15%          15%          10%            10%             5%
------------------------------------------------------------------------------------------------
Small Cap Index Funds                10%           5%           5%             0%             0%
------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS:
------------------------------------------------------------------------------------------------
International Index Funds            30%          25%          15%            10%             5%
------------------------------------------------------------------------------------------------
BONDS:
------------------------------------------------------------------------------------------------
Bond Index Funds                      5%          15%          25%            35%            35%
------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS:
------------------------------------------------------------------------------------------------
Gartmore Morley Enhanced
  Income Fund                         0%         2.5%         7.5%          12.5%          22.5%
------------------------------------------------------------------------------------------------
Gartmore Money Market Fund            0%           0%           0%             0%             0%
------------------------------------------------------------------------------------------------
Nationwide Contract                   0%         2.5%         7.5%          12.5%          22.5%
================================================================================================
TOTAL ALLOCATION                    100%         100%         100%           100%           100%

MORE ABOUT THE FUNDS

================================================================================

TEMPORARY  DEFENSIVE  POSITIONS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser [or subadviser (include if appropriate)] believes that business, economic, political or financial conditions warrant, a Fund, subject to the Fund's permitted investments, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and (5) subject to the limits of the 1940 Act; shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

ASSET CLASSES AND UNDERLYING
INVESTMENTS OF THE FUNDS

The asset classes present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. A Fund will be impacted by these risks depending on the extent to which it invests in an asset class. Please refer to "Risks of the Underlying Investments" on page 5, for a discussion of some of these risks. Additional information about the investment strategies and the risks of the Funds is included above and in the Statement of Additional Information (SAI).

An investor generally could invest in an Underlying Fund directly. Because an investor is investing indirectly through the Investor Destinations Series, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees) as well as the expenses of the Fund. The Underlying Funds, Gartmore Money Market Fund and Gartmore Morley Enhanced Income Fund will not charge any sales load when selling shares to the Funds. There is also no sales charge on the Nationwide Contract.

The following is a description of the underlying investments for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix.

U.S. STOCKS - LARGE CAP STOCKS

The Funds will invest in the NATIONWIDE S&P 500 INDEX FUND (THE S&P 500 INDEX
FUND). The S&P 500 Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index(1). The S&P 500 is a market-weighted index composed of 500 selected common stocks chosen by Standard & Poor's (S&P) based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The S&P 500 Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500. Under normal conditions, the S&P 500 Index Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500.

------------
1 "Standard & Poor's", "S&P", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the SAI.

The S&P 500 Index Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the S&P 500 Fund seeks to invest in assets whose performance matches the performance of the S&P 500, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The S&P 500 Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The S&P 500 Fund may also engage in securities lending.

The Funds may also invest in other large cap index funds which seek to match the performance of the S&P 500.

U.S. STOCKS - MID CAP STOCKS

The Funds may invest in the NATIONWIDE MID CAP MARKET INDEX FUND (THE MID CAP MARKET INDEX FUND). The Mid Cap Market Index Fund seeks to match the performance of the Standard & Poor's Mid Cap 400 Index (S&P 400) as closely as possible before the deduction of Fund expenses. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Mid Cap Market Index Fund invests in the common stocks in the S&P 400 in roughly the same proportions as their weightings in the S&P 400 and in derivative instruments linked to the S&P 400. The Mid Cap Market Index Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Mid Cap Market Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. Because the Mid Cap Market Index Fund seeks to invest in assets whose performance matches the performance of the S&P 400, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Mid Cap Market Index Fund may also engage in securities lending.

The Funds may also invest in other mid cap index funds which seek to match the performance of the S&P 400.

U.S. STOCKS - SMALL CAP STOCKS

The Funds may invest in the NATIONWIDE SMALL CAP INDEX FUND (THE SMALL CAP INDEX
FUND). The Small Cap Index Fund seeks to match the performance of the Russell 2000 Index (Russell 2000) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses. The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Small Cap Index Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Small Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. Because the Small Cap Index Fund seeks to invest in assets whose performance matches the performance of the Russell 2000, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Small Cap Index Fund may also engage in securities lending.

The Funds may also invest in other small cap index funds which seek to match the performance of the Russell 2000.

INTERNATIONAL STOCKS

The Funds may invest in the NATIONWIDE INTERNATIONAL INDEX FUND (THE INTERNATIONAL INDEX FUND). The International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE Index) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE index is based on the market capitalization of each of the countries in the index.

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The International Index Fund does not necessarily invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The International Index Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the International Fund seeks to invest in assets whose performance matches the performance of the EAFE Index, it may concentrate more assets in fewer companies and is considered a nondiversified fund. The International Index Fund may also engage in securities lending.

The Funds may also invest in other international index funds which seek to match the performance of the EAFE Index.

BONDS

The Funds may invest in the NATIONWIDE BOND INDEX FUND (BOND INDEX FUND). The Bond Index Fund seeks to match the performance of the Lehman Brothers Aggregate Bond Index (Aggregate Bond Index) as closely as possible before the deduction of Bond Index Fund expenses. The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds of different types.

The Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Bond Index Fund does not necessarily invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Bond Index Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. Government and foreign governments and their agencies, and bonds issued by the U.S. or foreign companies, among others. Because the Bond Index Fund seeks to invest in assets whose performance matches the performance of the Aggregate Bond Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Bond Index Fund may also engage in securities lending.

The Funds may also invest in other bond index funds which seek to match the performance of the Aggregate Bond Index.

SHORT-TERM INVESTMENTS

EACH FUND MAY INVEST IN THE FOLLOWING SHORT-TERM INVESTMENTS:

GARTMORE MORLEY ENHANCED INCOME FUND (ENHANCED INCOME FUND). The Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor's account value. To achieve its goals, under normal market conditions, the Enhanced Income Fund invests primarily in high-grade

MORE ABOUT THE FUNDS

================================================================================


debt securities issued by the U.S. government and its agencies, as well as by corporations. The Enhanced Income Fund also purchases mortgagebacked and asset-backed securities. The debt securities in which the Enhanced Income Fund invests pay interest on either a fixed-rate or variable- rate basis. The Enhanced Income Fund will be managed so that its duration will not exceed two years. The Enhanced Income Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value.

Depending on market conditions, the Enhanced Income Fund may also enter into book value maintenance agreements (wrap contracts) with one or more highly rated financial institutions for the purpose of maintaining some of the Enhanced Income Fund's assets at a stable book value.

When selecting securities for the Fund, the Enhanced Income Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Enhanced Income Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund or to take advantage of more favorable opportunities.

The Enhanced Income Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the use of derivatives, including the potential availability and use of wrap contracts, to hedge will enable the Enhanced Income Fund to meet its investment objective of limited fluctuation of the Enhanced Income Fund's net asset value, although there can be no guarantee that the Fund will meet its objectives.

GARTMORE MONEY MARKET FUND. Gartmore Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, U.S. Government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, are of comparable quality. The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. Typically, the Fund's dollarweighted average maturity will be 90 days or less.

The Gartmore Money Market Fund invests in securities which its portfolio manager believes to have the best return potential. Because the Gartmore Money Market Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs to maintain target allocations and to take advantage of more favorable opportunities.

THE NATIONWIDE CONTRACT. Each of the Funds (except the Aggressive Fund) will invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds holding a contract will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

OTHER INVESTMENT TECHNIQUES

The SAI contains additional information about the Funds, the Underlying Funds, and the short-term investments including other investment techniques. To obtain a copy of the SAI, see the back cover page of the Prospectus.

MANAGEMENT

================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and advises mutual funds. As of December 31, 2002, GMF and its affiliates had approximately $- billion in assets under management of which $- billion was managed by GMF.

GMF initially allocates each Fund's assets among the underlying investments as described above. GMF also monitors these allocations and the assumptions upon which they were made. GMF also monitors market conditions and other factors that could influence these allocations.

The annual management fee paid by each Fund for the fiscal year ended October 31, 2002, expressed as a percentage of the Fund's average daily net assets, was as follows:

Fund                              Fee
=======================================
The Aggressive Fund               0.13%
---------------------------------------
The Moderately Aggressive Fund    0.13%
---------------------------------------
The Moderate Fund                 0.13%
---------------------------------------
The Moderately Conservative Fund  0.13%
---------------------------------------
The Conservative Fund             0.13%

Each Fund, as a shareholder of the underlying investments, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying investments. GMF believes, and the Board of Trustees has determined, that the management fees paid by the Funds are for services that are in addition to-not duplicative of-the services provided to the underlying investments. These services include the asset allocation and monitoring functions provided by GMF.

Each Fund is managed by a team of portfolio managers and research analysts from GMF.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CHOOSING A SHARE CLASS

Currently, only Service Class, which are available to a limited group of institutional investors (as described below), and Class A and Class C shares, when sales charges are waived, are being sold. In the future, all classes of shares may be sold.

Once the shares are all available, the following sales charges will generally apply:

Front-end sales charge when you purchase:
  Class A shares
  Class C shares

Contingent Deferred Sales Charge (CDSC)(1):
  Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Service Class shares

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C, and Service Class shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A and Service Class shares.

If you want lower annual fund expenses, Class A shares (and Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay an front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $250,000 or more for Class B shares and $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

For investors who are eligible to purchase Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares. Service Class shares are currently offered to tax deferred retirement plans either directly or through a group annuity contract.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:
Class A shares                             Class B shares                             Class C shares
===============================================================================================================================
Front-end sales charge means that          No front-end sales charge, so your full    Front-end sales charge means that
a portion of your initial investment goes  investment immediately goes toward         a portion of your initial investment goes
toward the sales charge, and is            buying shares                              toward the sales charge and is not
not invested                                                                          invested Front-end sales charge on
                                                                                      Class C is lower than Class A
-------------------------------------------------------------------------------------------------------------------------------
Reductions and waivers of the sales        No reductions of the CDSC available, but   Like Class B shares, no reductions of
charge available                           waivers available                          the CDSC are available, but waivers
                                                                                      are available
-------------------------------------------------------------------------------------------------------------------------------
Lower expenses than Class B and            Higher distribution and service fees than  Higher distribution and service fees than
Class C shares mean higher dividends       Class A shares mean higher fund            Class A shares mean higher fund expenses
per share                                  expenses                                   and lower dividends per share and lower
                                                                                      dividends per share
-------------------------------------------------------------------------------------------------------------------------------
Conversion features are not applicable     After seven years, Class B shares          Unlike Class B shares, Class C shares do
                                           convert into Class A shares, which         not automatically convert into another
                                           reduces your future fund expenses          class
-------------------------------------------------------------------------------------------------------------------------------
No sales charge when shares are sold       CDSC if shares are sold within six years:  CDSC of 1% is applicable if shares are
back to the Fund1                          5% in the first year, 4% in the second,    sold in the first year after purchase
                                           3% in the third and fourth years,
                                           2% in the fifth, and 1% in the sixth year
-------------------------------------------------------------------------------------------------------------------------------
No maximum investment limit                Investments of $250,000 or more may        Investments of $1,000,000 or more
                                           be rejected(2)                             may be rejected(3)

------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

BUYING SHARES

PURCHASE PRICE The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charges. A separate NAV is calculated for each class of shares of a Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class of shares is determined by dividing the total market value of the securities owned by a Fund allocated to such class, less liabilities allocated to such class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS - CLASS A, CLASS B AND CLASS C SHARES

To open an account (per Fund)    $2,000
---------------------------------------
To open an IRA account
(per Fund)                       $1,000
---------------------------------------
Additional investments
(Per Fund)                       $  100
---------------------------------------
To start an Automatic Asset
Accumulation Plan                $1,000
---------------------------------------
Additional Automatic Asset
Accumulation Plan transaction    $   50
---------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

The Funds do not calculate NAV on the following days:

- New Year's Day
- Martin Luther King Jr. Day
- Presidents' Day
- Good Friday
- Memorial Day
- Independence Day
- Labor Day
- Thanksgiving Day
- Christmas Day
- Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

- It has not received any orders to purchase, sell, or exchange shares.
- Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA) as the Fund's administrator, or its agent, determines that a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's or an Underlying Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

CLASS A AND CLASS C SALES CHARGES

CLASS A SHARES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

                                                     Dealer
                               Sales Charge        Commission
                                  as a                as a
                               percentage of     percentage of
                           --------------------
                           Offering    Amount       Offering
Amount of purchase           Price    Invested       Price
==============================================================
Less than $50,000             5.75%      6.10%           5.25%
--------------------------------------------------------------
50,000 to $99,999             4.75       4.99            4.00
--------------------------------------------------------------
100,000 to $249,999           3.50       3.63            3.00
--------------------------------------------------------------
250,000 to $499,999           2.50       2.56            1.75
--------------------------------------------------------------
500,000 to $999,999           2.00       2.04            1.25
--------------------------------------------------------------
1 million to $24,999,999      0.50       0.50            0.50
--------------------------------------------------------------
25 million or more            0.25       0.25            0.25

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

As noted above, beginning March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.15% if you redeem any Class A shares within 18 months of the date of purchase. (See "Contingent deferred sales charge
(CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases,

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


the Distributor may pay dealers a finder's fee of up to 0.15% on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

Prior to March 1, 2003, a different finder's fee was applicable.

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Gartmore Mutual Funds (Gartmore Funds) Class A shares.
-    The purchase can be made in any combination of Gartmore Funds.
- The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

- 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.
- 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.
-    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The table above shows how the
     --------------------------------------------
     sales charge decreases as the amount of your investment increases.
-    Family Member Discount. Members of your family who live at the same address
     ----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.
-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     ----------------------------
     Funds Class A shares you already own (except the Gartmore Money Market
     Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.
-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of the Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
-    Letter of Intent Discount. State in writing that during a 13-month period
     -------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a brokerdealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following:
     -    Sales of non-Gartmore mutual fund shares
     - Sales of Class D shares of a Gartmore Fund if the new Fund purchased does not have Class D shares and Class A shares of a Fund are purchased instead

          To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).

- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF and GSA and their affiliates.

- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperatives, Inc.

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an [unaffiliated] brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the automated voiceresponse system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be placed at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem, your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Funds receive your properly completed order to sell in their offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

     Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if any emergency exists.

SIGNATURE GUARANTEE - CLASS A,
CLASS B, AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON
CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years..The amount of the sales charge will decrease as illustrated in the following chart:

                 1       2       3       4       5       6    7 years
Sale within   year   years   years   years   years   years    or more
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%        0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                    $1 million to   $4 million to   $25 million
Amount of Purchase  $   3,999,999   $  24,999,999       or more
----------------------------------------------------------------
                             0.15%           0.10%         0.05%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

For certain sales to employer-sponsored retirement plans prior to March 1, 2003, a different CDSC may be applicable. Specifically, under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC. All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will waive the CDSC if the Class B or Class C shares are sold following the death or disability of the shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawal from IRA account after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section entitled "Signature Guarantee-Class A, Class B and Class C Shares" above. Eligible entities wishing to sell Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the automated voiceresponse system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1- 800-848-0920 after

7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes- Selling Fund Shares" on page 26.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and a Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore at 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers or other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods, as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES - CLASS A,
CLASS B AND CLASS C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits each class of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Class           As a % of daily net assets
===================================================
Class A shares  0.25% (distribution or service fee)
---------------------------------------------------
Class B shares  1.00% (0.25% service fee)
---------------------------------------------------
Class C shares  1.00% (0.25% service fee)
---------------------------------------------------
Service shares  0.25% (distribution or service fee)
---------------------------------------------------

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Service Class shares.

     CAPITAL GAINS TAXES

     Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes-Exchanging Fund Shares" on page 26.

Generally, there is no sales charge for exchanges of Class B, Class C or Service Class shares. However, if your exchange involves certain

Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund. If you exchange Prime Shares of the Gartmore Money Market Fund ("Money Market Fund") into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B and Class C shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class
A) shares, the time you held the Class B or Class C (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 21 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-637-0012 or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of a Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                Exchange Fee
=================================================================
Gartmore Emerging Markets Fund                              2.00%
-----------------------------------------------------------------
Gartmore International Growth Fund                          2.00%
-----------------------------------------------------------------
Gartmore International Small Cap Growth Fund                2.00%
-----------------------------------------------------------------
Gartmore Global Financial Services Fund                     2.00%
-----------------------------------------------------------------
Gartmore Global Utilities Fund                              2.00%
-----------------------------------------------------------------
Gartmore Global Health Sciences Fund                        2.00%
-----------------------------------------------------------------
Gartmore Worldwide Leaders Fund                             2.00%
-----------------------------------------------------------------
Gartmore Nationwide Leaders Fund                            2.00%
-----------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                           2.00%
-----------------------------------------------------------------
Gartmore Global Technology and Communications Fund          2.00%
-----------------------------------------------------------------
Gartmore Micro Cap Equity Fund                              1.50%
-----------------------------------------------------------------
Gartmore Mid Cap Growth Fund                                1.50%
-----------------------------------------------------------------
Gartmore Millennium Growth Fund                             1.50%
-----------------------------------------------------------------
Gartmore Value Opportunities Fund                           1.50%
-----------------------------------------------------------------
Nationwide Small Cap Fund                                   1.50%

The exchange fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividendreceived deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will generally distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified taxdeferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net shortterm capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, as are dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding. You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, longterm capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, as are interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of a Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the period ended
October 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual report, which is available upon request. All other information reported has been audited by other auditors.


[TABLES TO BE UPDATED]


GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND                   CLASS A         SHARES         CLASS B         SHARES
(FORMERLY NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND)    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                               OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001          2000(a)          2001          2000(a)+
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       9.37   $       10.00   $       9.33   $       10.00
                                                              ------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.09            0.02           0.04           (0.02)
Net realized and unrealized gains (losses) on investments            (2.01)          (0.65)         (2.00)          (0.65)
                                                              ------------------------------------------------------------
  Total investment activities                                        (1.92)          (0.63)         (1.96)          (0.67)
                                                              ------------------------------------------------------------
DISTRIBUTIONS:
Net investment income                                                (0.07)              -          (0.05)              -
  Return of capital                                                  (0.02)              -          (0.01)              -
                                                              ------------------------------------------------------------
Total distributions                                                  (0.09)              -          (0.06)              -
                                                              ------------------------------------------------------------
Net increase (decrease) in net asset value                           (2.01)          (0.63)         (2.02)          (0.67)
                                                              ------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                               $       7.36   $        9.37   $       7.31   $        9.33
                                                              ============================================================

  Total Return (excluding sales charge)                            (20.53%)      (6.30%)(b)       (21.12%)      (6.70%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $          7   $           9   $          7   $           9
Ratio of expenses to average net assets                               0.71%        0.71%(c)          1.31%        1.31%(c)
Ratio of net investment income (loss) to average net assets           1.09%        0.34%(c)          0.50%      (0.28%)(c)
Ratio of expenses to average net assets*                              3.71%      394.30%(c)          4.47%      393.40%(c)
Portfolio turnover**                                                190.23%         253.64%        190.23%         253.64%
==========================================================================================================================


                                                                               CLASS C                SERVICE
                                                                               SHARES               CLASS SHARES
                                                                             PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                              OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                                2001(d)         2001          2000(a)+
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                        $        8.44   $       9.37   $       10.00
                                                                             ---------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                         (0.03)          0.10           (0.01)
Net realized and unrealized gains (losses) on investments                            (1.05)         (2.01)          (0.62)
                                                                             ---------------------------------------------
  Total investment activities                                                        (1.08)         (1.91)          (0.63)
                                                                             ---------------------------------------------
DISTRIBUTIONS:
Net investment income                                                                    -          (0.08)              -
  Return of capital                                                                      -          (0.02)              -
                                                                             ---------------------------------------------
Total distributions                                                                      -          (0.10)              -
                                                                             ---------------------------------------------
Net increase (decrease) in net asset value                                           (1.08)         (2.01)          (0.63)
                                                                             ---------------------------------------------

NET ASSET VALUE - END OF PERIOD                                              $        7.36   $       7.36   $        9.37
                                                                             =============================================

  Total Return (excluding sales charge)                                         (12.80%)(b)       (20.55%)      (6.30%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                           $           0   $     26,663   $       1,410
Ratio of expenses to average net assets                                            1.31%(c)          0.61%        0.61%(c)
Ratio of net investment income (loss) to average net assets                         (0.62%)      (c) 0.38%      (0.11%)(c)
Ratio of expenses to average net assets*                                            125.82%      (c) 1.62%       56.64%(c)
Portfolio turnover**                                                                190.23%        190.23%         253.64%
==========================================================================================================================

------------
*    RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED AND/OR REIMBURSED.
**   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
+    NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(a)  FOR THE PERIOD FROM MARCH 31, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.
(d)  FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.


FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND        CLASS A         SHARES         CLASS B         SHARES
(FORMERLY NATIONWIDE INVESTOR DESTINATIONS MODERATELY          YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
  AGGRESSIVE FUND)                                             OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001          2000(a)          2001          2000(a)
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       9.59   $       10.00   $       9.56   $       10.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.17            0.06           0.12            0.03
Net realized and unrealized gains (losses) on investments            (1.71)          (0.47)         (1.71)          (0.47)
                                                              ------------------------------------------------------------
  Total investment activities                                        (1.54)          (0.41)         (1.59)          (0.44)
                                                              ------------------------------------------------------------
DISTRIBUTIONS:
Net investment income                                                (0.13)              -          (0.09)              -
                                                              ------------------------------------------------------------
  Total distributions                                                (0.13)              -          (0.09)              -
                                                              ------------------------------------------------------------
Net increase (decrease) in net asset value                           (1.67)          (0.41)         (1.68)          (0.44)
                                                              ------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                               $       7.92   $        9.59   $       7.88   $        9.56
                                                              ============================================================

  Total Return (excluding sales charge)                            (16.16%)      (4.08%)(b)       (16.75%)      (4.40%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $          8   $          10   $          8   $          10
Ratio of expenses to average net assets                               0.71%        0.71%(c)          1.31%        1.31%(c)
Ratio of net investment income (loss) to average net assets           1.44%        1.10%(c)          1.32%      (0.49%)(c)
Ratio of expenses to average net assets*                              3.28%      396.10%(c)          4.04%      397.48%(c)
Portfolio turnover**                                                226.13%         270.89%        226.13%         270.89%
==========================================================================================================================

                                                                               CLASS C                SERVICE
                                                                               SHARES               CLASS SHARES
                                                                             PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                             OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                               2001(d)          2001          2000(a)+
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                        $        8.83   $       9.59   $       10.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                         (0.04)          0.15            0.07
Net realized and unrealized gains (losses) on investments                            (0.88)         (1.67)          (0.47)
                                                                             ---------------------------------------------
  Total investment activities                                                        (0.92)         (1.52)          (0.40)
                                                                             ---------------------------------------------

Net investment income                                                                    -          (0.16)          (0.01)
                                                                             ---------------------------------------------
  Total distributions                                                                    -          (0.16)          (0.01)
                                                                             ---------------------------------------------
Net increase (decrease) in net asset value                                           (0.92)         (1.68)          (0.41)
                                                                             ---------------------------------------------

NET ASSET VALUE - END OF PERIOD                                              $        7.91   $       7.91   $        9.59
                                                                             =============================================

  Total Return (excluding sales charge)                                         (10.42%)(b)       (16.05%)      (4.04%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                           $           0   $     36,670   $         998
Ratio of expenses to average net assets                                            1.31%(c)          0.61%        0.61%(c)
Ratio of net investment income (loss) to average net assets                      (0.68%)(c)          1.15%        1.23%(c)
Ratio of expenses to average net assets*                                         124.67%(c)          1.44%       66.76%(c)
Portfolio turnover**                                                                226.13%        226.13%         270.89%
==========================================================================================================================

------------
*    RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED AND/OR REIMBURSED.
**   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
+    NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(a)  FOR THE PERIOD FROM MARCH 31, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.
(d)  FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE INVESTOR DESTINATIONS MODERATE FUND                     CLASS A         SHARES         CLASS B         SHARES
(FORMERLY NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND)      YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                               OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001+         2000(a)+         2001          2000(a)+
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       9.81   $       10.00   $       9.81   $       10.00
                                                              ------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.22            0.11           0.19            0.08
Net realized and unrealized gains (losses) on investments            (1.23)          (0.23)         (1.25)          (0.24)
                                                              ------------------------------------------------------------
  Total investment activities                                        (1.01)          (0.12)         (1.06)          (0.16)
                                                              ------------------------------------------------------------

Net investment income                                                (0.16)          (0.07)         (0.11)          (0.03)
                                                              ------------------------------------------------------------
  Total distributions                                                (0.16)          (0.07)         (0.11)          (0.03)
                                                              ------------------------------------------------------------
Net increase (decrease) in net asset value                           (1.17)          (0.19)         (1.17)          (0.19)
                                                              ------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                               $       8.64   $        9.81   $       8.64   $        9.81
                                                              ============================================================

  Total Return (excluding sales charge)                            (10.41%)      (1.21%)(b)       (10.84%)      (1.61%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $          9   $          10   $          9   $          10
Ratio of expenses to average net assets 0.71%                      0.71%(c)           1.31%       1.31%(c)
Ratio of net investment income (loss) to average net assets           2.40%        1.97%(c)          2.11%        1.35%(c)
Ratio of expenses to average net assets*                              2.39%      392.91%(c)          4.08%      393.51%(c)
Portfolio turnover**                                                258.23%         366.93%        258.23%         366.93%
==========================================================================================================================



                                                                               CLASS C                SERVICE
                                                                               SHARES               CLASS SHARES
                                                                             PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                             OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                                2001(d)         2001          2000(a)+
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                        $        9.32   $       9.82   $       10.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                         (0.04)          0.19            0.11
Net realized and unrealized gains (losses) on investments                            (0.62)         (1.19)          (0.22)
                                                                             ---------------------------------------------
  Total investment activities                                                        (0.66)         (1.00)          (0.11)
                                                                             ---------------------------------------------
DISTRIBUTIONS:
Net investment income                                                                    -          (0.19)          (0.07)
                                                                             ---------------------------------------------
  Total distributions                                                                    -          (0.19)          (0.07)
                                                                             ---------------------------------------------
Net increase (decrease) in net asset value                                           (0.66)         (1.19)          (0.18)
                                                                             ---------------------------------------------
NET ASSET VALUE - END OF PERIOD                                              $        8.66   $       8.63   $        9.82
                                                                             =============================================

  Total Return (excluding sales charge)                                          (7.08%)(b)       (10.26%)      (1.10%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                           $           0   $     58,228   $         871
Ratio of expenses to average net assets                                            1.31%(c)          0.61%        0.61%(c)
Ratio of net investment income (loss) to average net assets                      (0.67%)(c)          2.06%        2.04%(c)
Ratio of expenses to average net assets*                                         123.09%(c)          0.97%      114.83%(c)
Portfolio turnover**                                                                258.23%        258.23%         366.93%
==========================================================================================================================

------------
*    RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED AND/OR REIMBURSED.
**   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
+    NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(a)  FOR THE PERIOD FROM MARCH 31, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.
(d)  FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND      CLASS A         SHARES         CLASS B         SHARES
(FORMERLY NATIONWIDE INVESTOR DESTINATIONS MODERATELY          YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
CONSERVATIVE FUND)                                             OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001+         2000(a)+         2001          2000(a)+
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       9.89   $       10.00   $       9.89   $       10.00
                                                              ------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.35            0.18           0.29            0.14
Net realized and unrealized gains (losses) on investments            (0.75)          (0.17)         (0.75)          (0.17)
                                                              ------------------------------------------------------------
  Total investment activities                                        (0.40)           0.01          (0.46)          (0.03)
                                                              ------------------------------------------------------------
DISTRIBUTIONS:
Net investment income                                                (0.30)          (0.12)         (0.23)          (0.08)
                                                              ------------------------------------------------------------
  Total distributions                                                (0.30)          (0.12)         (0.23)          (0.08)
                                                              ------------------------------------------------------------
Net increase (decrease) in net asset value                           (0.70)          (0.11)         (0.69)          (0.11)
                                                              ------------------------------------------------------------

NET ASSET VALUE - END OF PERIOD                               $       9.19   $        9.89   $       9.20   $        9.89
                                                              ============================================================

  Total Return (excluding sales charge)                             (4.06%)        0.10%(b)        (4.67%)      (0.26%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $         10   $          10   $         10   $          10
Ratio of expenses to average net assets                               0.71%        0.71%(c)          1.31%        1.31%(c)
Ratio of net investment income (loss) to average net assets           3.66%        3.02%(c)          3.14%        2.44%(c)
Ratio of expenses to average net assets*                              3.81%      438.49%(c)          4.52%      439.61%(c)
Portfolio turnover**                                                235.84%         425.17%        235.84%         425.17%
==========================================================================================================================



                                                                               CLASS C                SERVICE
                                                                               SHARES               CLASS SHARES
                                                                             PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                             OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                               2001(d)          2001          2000(a)+
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                        $        9.64   $       9.90   $       10.00
                                                                             --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                         (0.04)          0.31            0.16
Net realized and unrealized gains (losses) on investments                            (0.38)         (0.70)          (0.14)
                                                                             ---------------------------------------------
  Total investment activities                                                        (0.42)         (0.39)           0.02
                                                                             ---------------------------------------------
DISTRIBUTIONS:
Net investment income                                                                    -         -(0.31)          (0.12)
                                                                             ---------------------------------------------
  Total distributions                                                                    -          (0.31)          (0.12)
                                                                             ---------------------------------------------
Net increase (decrease) in net asset value                                           (0.42)         (0.70)          (0.10)
                                                                             ---------------------------------------------
NET ASSET VALUE - END OF PERIOD                                              $        9.22   $       9.20   $        9.90
                                                                             =============================================

  Total Return (excluding sales charge)                                          (4.36%)(b)        (3.99%)        0.18%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                           $           0   $     14,772   $       2,231
Ratio of expenses to average net assets                                            1.31%(c)          0.61%        0.61%(c)
Ratio of net investment income (loss) to average net assets                      (0.79%)(c)          3.34%        2.85%(c)
Ratio of expenses to average net assets*                                         122.29%(c)          2.50%       32.84%(c)
Portfolio turnover**                                                                235.84%        235.84%         425.17%
==========================================================================================================================

------------
*    RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED AND/OR REIMBURSED.
**   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
+    NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(a)  FOR THE PERIOD FROM MARCH 31, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.
(d)  FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND                  CLASS A         SHARES         CLASS B         SHARES
(FORMERLY NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND)   YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                   2001          2000(a)+         2001          2000(a)+
===========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                          $       9.99   $       10.00   $       9.99   $       10.00
                                                               ------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                           0.45            0.23           0.38            0.19
Net realized and unrealized gains (losses) on investments             (0.28)          (0.08)         (0.28)          (0.08)
                                                               ------------------------------------------------------------
  Total investment activities                                          0.17            0.15           0.10            0.11
                                                               ------------------------------------------------------------
DISTRIBUTIONS:
Net investment income                                                 (0.38)          (0.16)         (0.30)          (0.12)
                                                               ------------------------------------------------------------
  Total distributions                                                 (0.38)          (0.16)         (0.30)          (0.12)
                                                               ------------------------------------------------------------
Net increase (decrease) in net asset value                            (0.21)          (0.01)         (0.20)          (0.01)
                                                               ------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                $       9.78   $        9.99   $       9.79   $        9.99
                                                               ============================================================

  Total Return (excluding sales charge)                                1.71%        1.49%(b)          1.04%        1.12%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                             $         10   $          10   $         10   $          10
Ratio of expenses to average net assets                                0.71%        0.71%(c)          1.31%        1.31%(c)
Ratio of net investment income (loss) to average net assets            4.45%        3.86%(c)          3.82%        3.26%(c)
Ratio of expenses to average net assets*                               6.91%      441.97%(c)          7.70%      443.13%(c)
Portfolio turnover**                                                 176.59%         449.16%        176.59%         449.16%
===========================================================================================================================



                                                                               CLASS C                SERVICE
                                                                               SHARES               CLASS SHARES
                                                                              PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                              OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                                2001(d)          2001+         2000(a)+
===========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                         $        9.97   $      10.00   $       10.00
                                                                              ---------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                          (0.05)          0.41            0.24
Net realized and unrealized gains (losses) on investments                             (0.13)         (0.24)          (0.09)
                                                                              ---------------------------------------------
  Total investment activities                                                         (0.18)          0.17            0.15
                                                                              ---------------------------------------------
DISTRIBUTIONS:
Net investment income                                                                     -          (0.38)          (0.15)
                                                                              ---------------------------------------------
  Total distributions                                                                     -          (0.38)          (0.15)
                                                                              ---------------------------------------------
Net increase (decrease) in net asset value                                            (0.18)         (0.21)              -
                                                                              ---------------------------------------------
NET ASSET VALUE - END OF PERIOD                                               $        9.79   $       9.79   $       10.00
                                                                              =============================================

  Total Return (excluding sales charge)                                           (1.81%)(b)          1.75%        1.57%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                            $           0   $     11,459   $         492
Ratio of expenses to average net assets                                             1.31%(c)          0.61%        0.61%(c)
Ratio of net investment income (loss) to average net assets                       (0.90%)(c)          4.17%        4.32%(c)
Ratio of expenses to average net assets*                                          121.18%(c)          2.58%      154.74%(c)
Portfolio turnover**                                                                 176.59%        176.59%         449.16%
===========================================================================================================================

------------

*    RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED AND/OR REIMBURSED.
**   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
+    NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(a)  FOR THE PERIOD FROM MARCH 31, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.
(d)  FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

[This Page Left Blank Intentionally]

[This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND
WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m. Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-848-0920 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES
AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA
THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495




Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
WWW.GARTMOREFUNDS.COM                                             GG-0010 3/03

CONCEPT Series

Gartmore Micro Cap Equity Fund
Gartmore Millennium Growth Fund
Gartmore Value Opportunities Fund
Gartmore High Yield Bond Fund

Gartmore Funds                                         www.gartmorefunds.com
================================================================================


PROSPECTUS

March 1, 2003


[GRAPHIC OMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
     GARTMORE                 disapproved these Funds' shares or determined
------------------            whether this prospectus is complete or accurate.
GLOBAL INVESTMENTS            To state otherwise is a crime.


--------------------------------------------------------------------------------
Look BEYOND.(SM)

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Gartmore Micro Cap Equity Fund
Gartmore Millennium Growth Fund
Gartmore Value Opportunities Fund
Gartmore High Yield Bond Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . X
Other Principal Investments and Techniques
Other Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . X
Investment Advisers
Portfolio Managers
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . . . . . . . . . . . . X
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . .X
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . X

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about four funds (the "Funds") offered by the Gartmore Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page __. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.



A QUICK NOTE ABOUT SHARE CLASSES

The Funds have the following share classes:

Gartmore Micro Cap Equity Fund
- Class A
- Class B
- Class C
- Institutional Service Class
- Institutional Class

Gartmore Millennium Growth Fund
- Class A
- Class B
- Class C
- Class D
- Institutional Service Class

Gartmore Value Opportunities Fund
- Class A
- Class B
- Class C
- Institutional Service Class

Gartmore High Yield Bond
- Class A
- Class B
- Class C
- Institutional Service Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page __.

FUND SUMMARIES - GARTMORE MICRO CAP EQUITY FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital appreciation.

To achieve its objective, the Fund invests at least 80% of its net assets in equity securities of micro-capitalization companies. Micro-capitalization companies are companies having a market capitalization within the range of the companies included in the Wilshire Micro-Cap Index (micro-capitalization companies). As of December 31, 2002, the last date of rebalancing, such capitalizations were approximately $___ million or less, considerably less than the market capitalization of typical S&P 500 companies. This range may fluctuate depending on changes in the value of the stock market as a whole.

The Fund focuses on undiscovered, small-sized, emerging growth companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

-    Development of new products, technologies or markets;
-    High quality balance sheet;
-    Above average earnings growth;
-    Attractive valuation; and
-    Strong management team.

Although the Fund looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses. There is no limit on the length of operating history for the companies in which the Fund may invest. The Fund will typically invest in securities issued by approximately 50-100 companies with 1-2% of the Fund's net assets in each security. The Fund's portfolio manager considers whether to sell a particular security based on the following criteria:

-    Change in company fundamentals from the time of original investment;
- When valuation measures deteriorate to where other attractive stocks are available more cheaply;
-    Financial stability weakens;
-    Management's actions not in the shareholders' best interests; and
-    When market capitalization reaches twice portfolio buying range
     (i.e. the maximum is currently approximately $600 million).

The Fund may also invest up to, but not more than, 20% of its net assets in equity securities of larger capitalization companies. In addition, the Fund is not obligated to sell a security that has appreciated beyond the micro-capitalization range.

The Fund may invest without limit in initial public offerings ("IPOs") of micro-capitalization companies, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund's investment adviser will consider whether or not to close the Fund to new investors and to existing shareholders (other than through reinvestments of dividends and distributions) when the total value of the securities in micro-capitalization companies managed by the investment adviser in the Fund and in any other fund or account approaches $300 million. You will receive advance notice of any decision to close the Fund to new investors and/or to existing shareholders. The Fund also reserves the right to reopen to investors at any time should it decide to so close.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES - GARTMORE MICRO CAP EQUITY FUND

================================================================================


SMALL AND MICRO-CAPITALIZATION RISK. The Fund focuses on a narrower portion of the overall stock market by investing primarily in micro-capitalization companies and therefore subject to the risks associated with smaller companies. The Fund's investment in smaller, newer companies are riskier than investments in larger, more established companies. The stocks of small companies are usually less stable in price and less liquid than the stocks of larger companies.

IPO RISK. The Fund may also purchase securities of companies in IPOs. An IPO is a company's first offering of stock to the public. The prices of securities purchased in IPOs can be very volatile and carry high transaction costs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Further, the Fund may lose all or a portion of its investment in an IPO. Investing in an IPO can have a magnified impact on performance, especially if a Fund has a relatively small asset base. However, if the fund's asset base increases, IPOs may have a diminished effect on the Fund's performance.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on smaller capitalization, growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of securities if he believes doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 6.

PERFORMANCE
No performance information is provided because the Fund did not commence operations until June 27, 2002.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.


                                                         Institutional
Shareholder Fees(1)                                            Service      Institutional
(paid directly from your   Class A   Class B   Class C           Class              Class
investment)                 shares    shares    shares          shares             shares
=========================================================================================
Maximum Sales
Charge (Load) imposed
upon purchases
(as a percentage of
offering price)            5.75%(2)   None       1.00%       None            None
-----------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage
of original purchase
price or sale
proceeds, as
applicable)                None(3)     5.00%(4)  1.00%(5)    None            None
-----------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as percentage of
amount redeemed
or exchanged)(6)           1.50%      1.50%      1.50%       1.50%           1.50%


                                                          Institutional
Annual Fund Operating                                           Service    Institutional
Expenses (deducted         Class A   Class B   Class C            Class            Class
from Fund assets)           shares    shares    shares           shares           shares
=========================================================================================

Management Fees(7)         1.25%      1.25%      1.25%       1.25%           1.25%
----------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees       0.25%      1.00%      1.00%       None            None
----------------------------------------------------------------------------------------

Other Expenses(8)          1.16%      1.11%      1.11%       1.16%           1.11%
=========================================================================================

TOTAL ANNUAL FUND
OPERATING EXPENSES         2.66%      3.36%      3.36%       2.41%           2.36%

Amount of Fee
Waiver Expense
Reimbursement              0.81%      0.81%      0.81%       0.81%           0.81%
=========================================================================================
Net Expenses
After Waivers(9)           1.85%      2.55%      2.55%       1.60%           1.55%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" on page 1_.


                                                                               4

3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent Deferred Sales Charge (CDSC) on Class A, Class B and Class C shares" on page __.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC), on Class A, Class B and Class C shares" on page __.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 1.50% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares - Redemption Fees" on page __ and "Buying, selling and Exchanging Fund Shares
     - Excessive Exchange Activity" on page __.

7 The Fund commenced operations on or about June 27, 2002. As a result, the management fee represents the maximum fee which could be paid to Gartmore Mutual Fund Capital Trust (GMF), the Fund's adviser, under its contract with the Fund.

8 As a new fund, these are estimates for the current fiscal year ending October 31, 2003. These estimates do not take into account the expenses limitation agreement between the Fund and GMF.

9 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.55% for each Class through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                           1 year       3 years
================================================================================
Class A Shares                                              $752         $1,281
--------------------------------------------------------------------------------
Class B Shares                                              $758         $1,258
--------------------------------------------------------------------------------
Class C Shares                                              $457         $1,048
--------------------------------------------------------------------------------
Institutional Service Class Shares                          $163           $674
--------------------------------------------------------------------------------
Institutional Class Shares                                  $158           $659

You would pay the following expenses on the same investment if you did not sell your shares1:

                                                           1 year       3 years
================================================================================
Class B Shares                                              $258           $958
--------------------------------------------------------------------------------
Class C Shares                                              $356         $1,048

---------------
1 Expenses paid on the same investment in Class A, Institutional Class and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE MILLENNIUM GROWTH FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

To achieve its objective, the Fund invests primarily in securities of growth companies that are creating fundamental changes in the economy. Typically, these companies are characterized by new or innovative products, services or processes with the potential to enhance earnings growth. Growth in earnings may lead to an increase in the price of the stock. The Fund can invest in companies of any size but primarily focuses on securities of small to mid sized companies.

In analyzing specific companies for possible investment, the Fund's portfolio managers ordininarily perform an assessment of companies focusing on the following characteristics:

- Global capacity.
- Market leadership.
- Brand and reputation.
- Management capability regarding innovation, execution and acquisition.

The Fund has the ability to have up to 20% of its portfolio in short positions.

It generally will sell securities if the investment adviser believes that:

- The price of the security is overvalued.
- The company's earnings are consistently lower than expected.
- More favorable opportunities are identified.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience shortterm volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID CAP AND SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SHORT SALES RISK. Short sales are the sale of a security the Fund does not currently own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at some later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short and the date the Fund purchases the security to replace the borowed security. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 15.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class D shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax rerturns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS D SHARES(1) (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

 1993    1994    1995    1996    1997    1998    1999    2000     2001  2002
9.10%   4.80%  32.50%  16.80%  20.70%  16.00%  10.10%  10.20%  -39.70%  0.0%

---------------

Best Quarter:    ____%       qtr. of
Worst Quarter:   ____%       qtr. of

---------------

1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1)-as of 12/31/02   1 year       5 years       10 years
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)            ____%         ____%          ____%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)            ____%         ____%          ____%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(3)            ____%         ____%          ____%
--------------------------------------------------------------------------------
Institutional Service
Class shares - Before Taxes(4)              ____%         ____%          ____%
--------------------------------------------------------------------------------
Class D shares - Before Taxes               ____%         ____%          ____%
--------------------------------------------------------------------------------
Class D shares - After Taxes on
Distributions                               ____%         ____%          ____%
--------------------------------------------------------------------------------
Class D shares - After Taxes on
Distributions and Sales of Shares           ____%         ____%          ____%
--------------------------------------------------------------------------------
Russell Midcap(R)  Growth Index(6)          ____%         ____%          ____%

---------------

1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998. Beginning September 1, 2000, the Fund's principal investment strategies were broadened from a focus on mid cap growth stocks.

2 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

3 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition, for the period from May 11, 1998 through March 1, 2001, when Class C shares were implemented, the performance of Class C shares is based on the performance shown for Class D shares. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been lower as a result of their additional expenses.

4 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998) and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition, for the period from May 11, 1998 through December 31, 2001, which is prior to the implementation of the Institutional Service Class shares, the performance of the Institutional Service Class shares is based on the performance shown for Class D shares. The returns do not reflect the Institutional Service Class shares' lower estimated expenses.

5 The performance for "Class D shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

6 The Russell Midcap(R) Growth Index-an unmanaged index of the stock of medium-size U.S. companies-gives a broad look at how the stock price of medium size U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this index would be lower.

FUND SUMMARIES - GARTMORE MILLENNIUM GROWTH FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees(1)                                                      Institutional
(paid directly from your     Class A   Class B   Class C    Class D      Service Class
investment)                   shares    shares    shares     shares             shares
======================================================================================
Maximum Sales
Charge (Load) imposed
on purchases (as a
percentage of
offering price)              5.75%(2)    None       1.00%     4.50%(2)    None
--------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage of
original purchase price
or sale proceeds, as
applicable)                   None(3)    5.00%(4)   1.00%(5)  None        None
--------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage
of amount redeemed
or exchanged)(6)              1.50%      1.50%      1.50%     1.50%       1.50%
--------------------------------------------------------------------------------------

                                                                        Institutional
Annual Fund Operating                                                         Service
Expenses                     Class A   Class B   Class C   Class D              Class
(deducted from Fund assets)   shares    shares    shares    shares             shares
======================================================================================
Management Fees                 1.03%     1.03%     1.03%       1.03%           1.03%
--------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees            0.25%     1.00%     1.00%       None            None
--------------------------------------------------------------------------------------
Other Expenses(7)               0.87%     0.83%     0.83%       0.83%           0.83%
======================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)           2.15%     2.86%     2.86%       1.86%           1.86%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" on page __.

3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page __.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 1.50% will be charged for any share redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains on shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page __ and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page __.

7 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

8 Gartmore Mutual Fund Capital Trust (GMF), the Fund's investment adviser and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.20% for each Class at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees prevciously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 year    3 years    5 years    10 years
===========================================================================
Class A shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Class B shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Class C shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Class D shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Institutional Service
Class shares                        $___      $___       $___        $___

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                   1 year    3 years    5 years    10 years
===========================================================================
Class B shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Class C shares                      $___      $___       $___        $___

---------------
1 Expenses paid on the same investment in Class A, Class D and Institutional Service Class shares do not change whether or not you sell your shares.

Fund Summaries - Gartmore Value Opportunities Fund

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation through investment in common stocks or their equivalents.

The Fund's investment adviser, Gartmore Mutual Fund Capital Trust (GMF), has selected NorthPointe Capital LLC (NorthPointe) as the subadviser to manage the Fund's portfolio on a day to day basis. The Fund pursues its investment objective by investing, under normal conditions, primarily in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell(R)2000 Index,(1) known as small cap companies. The Russell 2000, published by the Frank Russell Company, is an index consisting of approximately 2,000 companies known as "small cap" companies which have small market capitalizations relative to the market capitalizations of other U.S. companies. As of June 30, 2002, the market capitalizations of companies in the Russell 2000 Index ranged from $128 million to $1.3 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 2000 Index may, at any given time, be higher or lower.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

The Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be "value" companies. These companies have good earnings growth potential and the Fund's subadviser believes that the market has undervalued them. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the subadviser believes have favorable prospects for recovery).

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without pur-

---------------
1 The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund. chasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

In addition to investing in small cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts (REITs).

The subadviser will consider selling a security if there are more attractive securities available, if the business environment is changing or to control the overall risk of the portfolio.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page __.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-derferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

  2000     2001     2002
31.52%    1.85%     0.0%

---------------

Best Quarter:  ____%           ____ qtr. of ____
Worst Quarter: ____%           ____ qtr. of ____

---------------

1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                      One               Since
Average annual returns(1)-as of 12/31/02             year           Inception(2)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                       ____%                ____%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       ____%                ____%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       ____%                ____%
and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes                       ____%                ____%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(4)                    ____%                ____%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes   ____%                ____%
--------------------------------------------------------------------------------
Russell 2000 Index(5)                               ____%                ____%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 29, 1999.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar as a result of similar expenses.

5 The Russell 2000 Index is an unmanaged index of securities of small capitalization U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

Fund Summaries - Gartmore Value Opportunities Fund

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                    Institutional
                                                                         Services
Shareholder Fees(1)                     Class A   Class B   Class C         Class
(paid directly from your investment)     shares    shares    shares        shares
=================================================================================
Maximum Sales Charge
(Load) imposed on
purchases (as a
percentage of
offering price)                         5.75%(2)   None      1.00%        None
--------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage of
original purchase price
or sale proceeds, as
applicable)                             None(3)    5.00%(4)  1.00%(5)     None
--------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage of
amount redeemed or
exchanged)(6)                           1.50%      1.50%     1.50%        1.50%

                                                                   Institutional
                                                                        Services
Annual Fund Operating Expenses        Class A   Class B   Class C          Class
(paid directly from your investment)   shares    shares    shares         shares
=================================================================================
Management Fees                         0.70%     0.70%     0.70%         0.70%
--------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                    0.25%     1.00%     1.00%         None
--------------------------------------------------------------------------------
Other Expenses(7)                       0.48%     0.48%     0.48%         0.67%
=================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)                   1.43%     2.18%     2.18%         1.37%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" beginning on page __.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page __.

5 CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 1.50% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page __ and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page __.

7 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

8 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.00% for Class A, B, C and Institutional Service Class shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 year    3 years    5 years    10 years
---------------------------------------------------------------------------
Class A shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Class B shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Class C shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Class D shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Institutional Service
Class shares                        $___      $___       $___        $___

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                   1 year    3 years    5 years    10 years
---------------------------------------------------------------------------
Class B shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Class C shares                      $___      $___       $___        $___

---------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE HIGH YIELD BOND FUND

================================================================================


OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks high current income with capital appreciation as a secondary objective.

To achieve its objective, the Fund invests primarily in U.S. dollardenominated high yield bonds of domestic and foreign issuers (junk bonds). Under normal conditions, the Fund will invest at least 80% of its net assets in bonds that are considered below investment grade. Such bonds are commonly known as junk bonds. (A company is considered to be domestic if it is organized under the laws of the U.S. and has a principal place of business in the U.S., or derives 50% or more of its cash flow from business in the U.S.) These bonds may be of any credit quality and may include securities which currently are not paying interest, pay-in-kind securities, zero coupon bonds and securities that are in default.

The Fund's portfolio manager generally uses a "top-down" and "bottom up" approach when selecting securities. The "top-down" approach focuses on theme and sector development and broad diversification among countries, sectors and industries, while the "bottom up" approach focuses on individual issues through the application of credit analysis. The portfolio manager uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

Bonds with ratings below Baa (Moody's) or BBB (Standard & Poor's) are considered below investment grade and are commonly referred to as junk bonds. These bonds generally offer higher interest rates because the issuer is at greater risk of default (failure to repay the bond).

"TOP-DOWN" APPROACH

- ECONOMIC ANALYSIS. The portfolio manager takes a view of the economy in order to develop an overall theme of the Fund and selects sectors that fit within the theme.

"BOTTOM UP" APPROACH

- CREDIT RESEARCH. The portfolio manager uses independent credit research and on-site management visits to evaluate debt service, growth rate, and both downside and upgrade potential for each individual issue.

- STRONG LONG-TERM FUNDAMENTALS. The portfolio manager assesses new issues' secondary market opportunities through a relative value analysis.

By using these combined approaches, the Fund assesses new issues versus secondary market opportunities. The Fund intends to maintain a duration which is similar to (within a half year of) the Solomon Smith Barney U.S. High-Yield Market Index's duration.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

In order to maintain liquidity, or in the event that the portfolio manager determines there are no securities currently available in the market that meet the Fund's investment objectives, the Fund may invest up to 35% of its total assets in cash or money market instruments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. These risks are particularly strong for junk bonds and other lower-rated securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss.

These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments.
-    Greater risk of loss due to default or declining credit quality.
- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due.
- Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

MATURITY RISK. The price of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

CALL RISK. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counterparties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For additional information, see "More About the Funds" beginning on page __.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax rerturns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-INSTITUTIONAL SERVICE CLASS SHARES1
(YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

   2000     2001     2002
-13.70%    2.07%       0%

---------------

Best Quarter:  ____%           ____ qtr. of ____
Worst Quarter: ____%           ____ qtr. of ____

---------------

1 Sales charges are not applicable to the Institutional Service Class shares. If the sales charges and additional expenses of the Fund's other classes were included, the annual returns would be lower than those shown. These returns also do not reflect the effect of taxes. Please call 1-800-848-0920 to obtain the Fund's current 30-day yield.

FUND SUMMARIES - GARTMORE HIGH YIELD BOND FUND

================================================================================


Average annual returns(1)-as of 12/31/02          1 year      Since Inception(2)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                      ____%                 ____%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions      ____%                 ____%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                              ____%                 ____%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                      ____%                 ____%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(4)                   ____%                 ____%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes  ____%                 ____%
--------------------------------------------------------------------------------
CS First Boston Global High Yield
Corporate Bond Index(5)                            ____%                 ____%
--------------------------------------------------------------------------------
Salomon Smith Barney U.S.
High-Yield Market Index(6)                         ____%                 ____%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 29, 1999.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar assuming similar expenses.

5 The Bond Index is an unmanaged index of high-yield debt securities which gives a broad look at the public high yield debt market. the actual returns of the Index would be lower.

6 The Salomon Smith Barney U.S. High-Yield Market Index is an unmanaged index of high-yield debt securities and is a broad market measure. The Fund is changing the index to which it is compared from the CS First Boston Global High Yield Corporate Bond Index to the Salomon Smith Barney U.S. High-Yield Market Index because this index more accurately reflects trends in the high-yield debt marketplace. Unlike mutual fund returns, the Salomon Smith Barney U.S. High-Yield Market Index does not include expenses. If expenses were deducted, the actual returns of the index would be lower.

FEES AND EXPENSES

This table describes fees and expenses that you may pay when buying and holding shares of the Fund.


                                                                Institutional
Shareholder Fees(1)                                                   Service
(paid directly from your          Class A   Class B   Class C           Class
investment)                        shares    shares    shares          shares
=============================================================================
Maximum Sales Charge
(Load) imposed on
purchases (as a percentage
of offering price)                 4.75%(2)   None     1.00%            None
-----------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage of original
purchase price or sale
proceeds, as applicable)           None(3)    5.00%(4) 1.00%(5)         None

                                                                 Institutional
Annual Fund Operating Expenses    Class A   Class B   Class C          Service
Class(deducted from Fund assets)   shares    shares    shares           shares
=============================================================================
Management Fees                      0.55%     0.55%     0.55%           0.55%
------------------------------------------------------------------------------
Distribution and/or
------------------------------------------------------------------------------
Service (12b-1) Fees                 0.25%     1.00%     1.00%           None
------------------------------------------------------------------------------
Other Expenses(6)                    0.30%     0.22%     0.22%           0.22%
=============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(7)                1.10%     1.77%     1.77%           0.77%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Frontend Sales Charges" beginning on page __.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page __.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page __.

5 A CDSC of 1% is charged when you sell Class C shares within the first year of purchase.


                                                                              16

6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.70% for Class A, B, C and Institutional Service Class shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 year    3 years    5 years    10 years
===========================================================================
Class A shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Class B shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Class C shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Institutional Service
Class shares                        $___      $___       $___        $___

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                   1 year    3 years    5 years    10 years
===========================================================================
Class B shares                      $___      $___       $___        $___
---------------------------------------------------------------------------
Class C shares                      $___      $___       $___        $___

---------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

================================================================================

TEMPORARY  DEFENSIVE  POSITIONS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser [or subadviser (include if appropriate)] believes that business, economic, political or financial conditions warrant, a Fund, subject to the Fund's permitted investments, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and (5) subject to the limits of the 1940 Act; shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

OTHER PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques described below in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about each of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES (ALL FUNDS). A Fund may invest in convertible securities-also known as convertibles-including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

SHORT SALES (MILLENNIUM GROWTH, HIGH YIELD BOND). In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

PREFERRED STOCK (VALUE OPPORTUNITIES). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

INITIAL PUBLIC OFFERINGS (IPOS) (MICRO CAP EQUITY). Most IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices for IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs may be sold within 12 months of the purchase. This may result in increased short term capital gains, which will be taxable to shareholders as ordinary income.

WARRANTS (VALUE OPPORTUNITIES). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS (VALUE OPPORTUNITIES). The Fund may invest in real estate investment trusts (REITS). REITS are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITS involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and expected vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

MEDIUM-GRADE OBLIGATIONS (HIGH YIELD BOND). Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by GMF to consider what action, if any, a Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

ZERO-COUPON SECURITIES (HIGH YIELD BOND). Zero-coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zerocoupon securities are sold at a deep discount.

Zero-coupon securities may be subject to greater price changes, as a result of changing interest rates, than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero-coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of their assets at inappropriate times in order to generate cash to make the distributions.

FLOATING- AND VARIABLE-RATE SECURITIES (HIGH YIELD BOND).
Floating- and variable-rate securities do not have fixed interest rates;
the rates change periodically. The interest rate on floating-rate securities varies with changes to the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, they are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the repaid principal will be reinvested when the market is paying a lower interest rate, reducing a Fund's income. A Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities they would otherwise purchase.

WHEN-ISSUED SECURITIES (HIGH YIELD BOND). When the Fund purchases securities on a "when-issued" basis, it enters into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery.

MATURITY (HIGH YIELD BOND). Every debt security has a stated maturity date-when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For mortgagebacked securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgagebacked bonds.

A bond mutual fund has no real maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective, rather than the stated, maturities of the bonds in the portfolio when computing the average.

This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION (HIGH YIELD BOND). Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years- the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

DERIVATIVES (HIGH YIELD BOND). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying security. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes.

The Fund may use derivatives for any of the following purposes:

- To hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.
-    As a substitute for purchasing or selling securities or foreign currencies.
- To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.
- In non-hedging situations, to attempt to profit from anticipated market developments.

OTHER PRINCIPAL RISKS

MICRO AND SMALL-CAPITALIZATION RISK (MICRO CAP EQUITY, MILLENNIUM GROWTH, VALUE OPPORTUNITIES). Historically, the securities of micro/small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of micro/small cap companies to changing economic conditions. In addition, micro/small cap companies may:

-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.

Micro/small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while micro/small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK. Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that the Fund will lose money.

- COUNTRY (VALUE OPPORTUNITIES, HIGH YIELD BOND). General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.
- FOREIGN MARKETS (VALUE OPPORTUNITIES). Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.
- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS (VALUE OPPORTUNITIES). Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager(s) to completely and accurately determine a company's financial condition.
- CURRENCY (VALUE OPPORTUNITIES). Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
- COMPANY (VALUE OPPORTUNITIES, HIGH YIELD BOND). Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Generally, the Fund can decrease in value when the individual securities it owns decrease in value. A company's securities can lose value for various reasons, including poor profits, weakened finances, changes in management, a downturn in the economy, or any other reason that leads investors to lose faith in that security.

RISK ASSOCIATED WITH VALUE STOCKS (VALUE OPPORTUNITIES). Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF also monitors the performance of NorthPointe Capital, LLC, subadviser for the Gartmore Value Opportunities Fund. GMF was organized in 1999 and advises mutual funds. As of December 31, 2002, GMF and its affiliates had approximately $___ billion in assets under management, including approximately $__ billion managed by GMF.

Each Fund pays GMF a management fee which is based on the Fund's average daily net assets. The total management fees paid by each Fund for the fiscal year ended October 31, 2002 (including any fees paid to a subadviser), expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:

Fund                                                                       Fee
================================================================================
Gartmore Millennium Growth Fund                                          1.03%
Gartmore Value Opportunities Fund                                        0.70%
Gartmore High Yield Bond Fund                                            0.55%

The Micro Cap Equity Fund pays GMF a management fee, which is based on the Fund's average daily net assets, of 1.00%.

PORTFOLIO MANAGER - GARTMORE MICRO CAP EQUITY FUND

Carl P. Wilk, CFP, is the portfolio manager of the Fund. As a portfolio manager, he is responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Mr. Wilk joined GMF in April 2002. Prior to April 2002, Mr. Wilk was Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MicroCap Equity Fund as well as co-manager of the Munder Small Company Growth Fund. Mr. Wilk also managed Munder's Small Company Focus style for institutional and wrap accounts for Munder Capital Management.

PORTFOLIO MANAGERS - GARTMORE MILLENNIUM GROWTH FUND

Aaron Harris and Nick Ford are co-portfolio managers of the Fund. Mr. Harris has either managed or co-managed the Fund since joining GMF in April 2000. Prior to joining GMF, Mr. Harris was a Portfolio Manager, managing portions of several portfolios for Nicholas-Applegate Capital Management. Mr. Ford began co-managing the Fund in October 2001. Mr. Ford also has the following additional experience:
Investment Manager for Gartmore Investment Management and Gartmore Global Partners (1998 - present), a position which Mr. Ford continues to hold; a director of U.S. Equities at Clerical Medical Investment Group (1996 - 1998); and U.S. Equities Fund Manager for Sun Alliance Investment Management (1995 -1996).

PORTFOLIO MANAGER - GARTMORE HIGH YIELD BOND FUND

Karen Bater is the portfolio manager of the Fund. Ms. Bater joined GMF in May, 2000 and began co-managing the Fund in January, 2001. She took over sole responsibility for managing the Fund on October 18, 2002. Prior to joining GMF, Ms. Bater was the senior portfolio manager for Enhanced Yield Products at First Union Bank N.A. (1986-2000) and a portfolio manager for Vestaur Securities (1998-2000) at First Union Bank, N.A.

SUBADVISER FOR THE GARTMORE VALUE OPPORTUNITIES FUND -
NORTHPOINTE CAPITAL, LLC (NORTHPOINTE)

Subject to the supervision of GMF and the Trustees, NorthPointe will manage the Fund's assets in accordance with the Fund's investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Out of its management fee, GMF paid NorthPointe an annual subadvisory fee based on the Fund's average daily net assets of 0.70%.

NorthPointe, 101 West Big Beaver, Suite 1125, Troy, Michigan 48084 is the subadviser for the Gartmore Value Opportunities Fund. NorthPointe was organized in 1999 and also manages other Gartmore Funds, as well as institutional accounts.

PORTFOLIO MANAGERS. Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and currently comanage several Gartmore Funds. Between June 1995 and January 2000, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.

PRIOR PERFORMANCE OF THE PORTFOLIO MANAGERS TO THE GARTMORE
VALUE OPPORTUNITIES FUND

As described above, Mr. Petherick and Ms. Champagne were primarily responsible for managing another mutual fund with investment objectives and strategies that are substantially similar, but not necessarily identical, to the Fund. That Fund was the Loomis Sayles Small Cap Value Fund (the "Loomis Fund"). They managed the Loomis Fund together beginning in June 1995 through December 1999. Performance for the Loomis Fund follows. This performance for the Loomis Fund reflects changes in the share prices and reinvestment of dividends and distributions, and is net of all fees and expenses. The

Loomis Fund's performance is shown for the Institutional Shares which have been in existence for the longest period of time; the expenses of the Institutional Shares are lower than the expenses for each of the classes of the Fund and do not reflect the deduction of any sales charges, which are applicable for the Class A and Class B shares of the Fund.

LOOMIS SAYLES SMALL CAP VALUE FUND-INSTITUTIONAL SHARES


                                                Annualized
                                                     Total               Russell
                                                  Return(1)           2000 Index
================================================================================
1 year ending
December 31, 1999                                    0.37%                21.26%
--------------------------------------------------------------------------------

Period from July 1, 1995 until
December 31, 19992                                  15.61%                15.21%

---------------
1 Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses. Likewise, total returns for the Loomis Fund would have been lower if the expenses associated with the Fund were applied to the Fund.

2 Mr. Petherick and Ms. Champagne began co-managing the Institutional Class shares of the Loomis Sayles Small Cap Value Fund in June of 1995.

Included for comparison are performance figures of the Russell 2000 Index, an unmanaged index that measures the performance of equity securities. The securities found in the Russell 2000 Index are similar, but not identical, to those in the Fund's portfolio as well as those securities which were found in the portfolio of the Prior Fund that was managed by Mr. Petherick and Ms. Champagne.

We have included performance information about the Loomis Fund for comparison purposes, BUT THIS MUTUAL FUND IS SEPARATE AND DISTINCT FROM THE FUND. ITS PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR THE FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE.

The performance of the Loomis Fund when managed by Mr. Petherick and Ms. Champagne may not be comparable to the performance of the Fund because of the following differences:

-    brokerage commissions and dealer spreads
-    expenses (including management fees)
- the size of the investment in a particular security in relation to the portfolio size
- the timing of purchases and sales (including the affect of market conditions at that time)
-    the timing of cash flows into the portfolio
-    the availability of cash flows into the portfolio

Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions. The historical performance information is based on information found in Factset. The Fund believes that it is reliable, but the Fund has not independently verified it.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. The Class A, Class B and Class C shares of the Funds are available to all investors; Class D (for the Gartmore Millennium Growth Fund), Institutional (for the Gartmore Micro Cap Equity Fund) and Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

     Class A shares
     Class C shares
     Class D shares

Contingent Deferred Sales Charge (CDSC)1:

     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class or Institutional shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A, Class D and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A, Class D and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Class D, Institutional or Institutional Service Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:


Class A shares                 Class B shares                   Class C shares
============================================================================================
Front-end sales charge         No front-end sales charge,       Front-end sales charge
 means that a portion of       so your full investment          means that a portion of
your initial investment goes   immediately goes toward          your initial investment goes
toward the sales charge,       buying shares                    toward the sales charge
and is not invested                                             and is not invested. Front
                                                                -end Sales Charge on Class
                                                                C is lower than Class A
                                                                and Class D
--------------------------------------------------------------------------------------------
Reductions and waivers         No reductions of the             Like Class B shares, no
of the sales charge available  CDSC available,                  reductions of the CDSC
                               but waivers available            are available, but waivers
                                                                are available
--------------------------------------------------------------------------------------------
Lower expenses than            Higher distribution and          Higher distribution and
Class B and Class C            service fees than                service fees than Class A
shares mean higher             Class A shares mean              shares mean higher fund
dividends per share            higher fund                      expenses and lower
                               expenses and lower               dividends per share
                               dividends per share
--------------------------------------------------------------------------------------------
Conversion features            After seven years, Class B       Unlike Class B shares,
are not applicable             shares convert into Class A      Class C shares do not
                               shares, which reduces your       automatically convert
                               future fund expenses             into another class

--------------------------------------------------------------------------------------------
No sales charge when           CDSC if shares are sold          CDSC of 1% is applicable
shares are sold                within six years: 5% in the      if shares are sold in the first
back to a Fund(1)              first year, 4% in the            year after purchase
                               second, 3% in the third
                               and fourth years, 2% in the
                               fifth, and 1% in the sixth year
--------------------------------------------------------------------------------------------
No maximum                     Investments of $250,000          Investments of $1,000,000
 investment limit              or more may be                   or more may be
                               rejected(2)                      rejected(3)

---------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Class D and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES
The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES
The Institutional Class shares are available for purchase only by the following:

- funds of funds offered by the Distributor or other affiliates of Gartmore Mutual Funds (Gartmore Funds)
- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund
- Institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for

WHO CAN BUY INSTITUTIONAL CLASS SHARES (continued) whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated for services it provides exclusively from its clients for such advisory services
- high net worth individuals desiring to purchase shares of the Fund directly through the Distributor, provided they are able to satisfy the minimum investment requirements described below.

WHO CAN BUY CLASS D SHARES
Class D shares are available for purchase by the following:

- Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Gartmore Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account and in the same capacity
- Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, except for the Money Market Fund, NAV is based on the market value of the securities owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


MINIMUM INVESTMENTS - CLASS A, B, C & D SHARES

To open an account (per Fund)     $2,000
----------------------------------------
To open an IRA account(per Fund)  $1,000
----------------------------------------
Additional investments (per Fund)   $100
----------------------------------------
To start an Automatic Asset
Accumulation Plan                 $1,000
----------------------------------------
Additional Automatic Asset
Accumulation Plan transaction        $50
----------------------------------------

MINIMUM INVESTMENTS - INSTITUTIONAL SERVICE CLASS

To open an account (per Fund)    $50,000
----------------------------------------
Additional investments              None
----------------------------------------

MINIMUM INVESTMENT - INSTITUTIONAL CLASS SHARES
----------------------------------------
To open an account (per Fund) $1,000,000
----------------------------------------
Additional investments              None
----------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES
CLASS A AND CLASS D SHARES

The charts below show the applicable front-end sales. Class A and Class D shares sales charges, which decrease as the amount of your investment increases.


CLASS A SHARES - GARTMORE HIGH YIELD BOND FUND

                                                       Dealer
                            Sales Charge             Commission
                                as a                    as a
                           percentage of            percentage of
                        --------------------
                        Offering      Amount          Offering
Amount of purchase       Price       Invested           Price
==================================================================
Less than $50,000            4.75%        4.71%           4.00%
------------------------------------------------------------------
50,000 to $99,999            4.50         4.17            3.75
------------------------------------------------------------------
100,000 to $249,999          3.50         3.09            3.00
------------------------------------------------------------------
250,000 to $499,999          2.50         2.56            2.00
------------------------------------------------------------------
500,000 to $999,999          2.00         2.04            1.75
------------------------------------------------------------------
1 million or more            None         None            None


CLASS A SHARES - GARTMORE MICRO CAP EQUITY FUND
                 GARTMORE MILLENNIUM GROWTH FUND AND
                 GARTMORE VALUE OPPORTUNITIES FUND

                                                       Dealer
                            Sales Charge             Commission
                                as a                    as a
                           percentage of            percentage of
                        --------------------
                        Offering      Amount          Offering
Amount of purchase       Price       Invested           Price
==================================================================
Less than $50,000            5.75         6.10%           5.00%
------------------------------------------------------------------
50,000 to $99,999            4.75         4.99            4.00
------------------------------------------------------------------
100,000 to $249,999          3.50         3.63            3.00
------------------------------------------------------------------
250,000 to $499,999          2.50         2.56            2.00
------------------------------------------------------------------
500,000 to $999,999          2.00         2.04            1.75
------------------------------------------------------------------
1 million or more            None         None            None


CLASS D SHARES - GARTMORE MILLENNIUM GROWTH FUND


                                                       Dealer
                            Sales Charge             Commission
                                as a                    as a
                           percentage of            percentage of
                        --------------------
                        Offering      Amount          Offering
Amount of purchase       Price       Invested           Price
------------------------------------------------------------------
Less than $50,000            4.50         4.71%           4.00%
50,000 to $99,999            4.00         4.17            3.50
100,000 to $249,999          3.00         3.09            2.50
250,000 to $499,999          2.50         2.56            1.75
500,000 to $999,999          2.00         2.04            1.25
1 million to $24,999,999     0.50         0.50            0.50
25 million or more           None         None            None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

As noted above, beginning March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% (0.75% for the Gartmore High Yield Bond Fund) if you redeem any Class A shares within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% (0.75% for the Gartmore High Yield Bond
Fund) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

Prior to March 1, 2003, a different finder's fee was applicable.

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer sponsored retirement plan within a twelve month period from the purchase of any Gartmore Mutual Funds (Gartmore Funds) Class A shares.
-    The purchase can be made in any combination of Gartmore Funds.
- The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

- 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.
- 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.
-    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

- An increase in the amount of your investment. The above tables show how the sales charge decreases as the amount of your investment increases.
- Family Member Discount. Members of your family who live at the same address can combine investments in the Gartmore Funds (except purchases of the Money Market Fund), possibly reducing the sales charge.
- Lifetime Additional Discount. You can add the value of any of the Gartmore Funds' Class A and Class D shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.
- Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
- No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
- Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a brokerdealer having a dealer/selling agreement with the Distributor. (Class A shares only)

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


- Any person who pays for the shares with the proceeds of one of the following sales:
     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead
     -    Sales  of  Class  A shares of another Gartmore Fund when they purchase
          Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares)

          To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the new shares within 60 days of the redemption, and you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Funds which have Class D shares)

- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code. (Class A shares only)
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts). (Class A and Class D shares for those Funds which have Class D shares)
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates. (Class A and Class D shares for those Funds which have Class D shares)
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.). (Class A and Class D shares for those Funds which have Class D shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an [unaffiliated] brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B, Class C or Class D shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional or Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218- 2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

For additional information on buying shares and shareholder services, call the Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE - CLASS A, CLASS B, CLASS C AND CLASS D SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The amount of the sales charge will decrease as illustrated in the following chart:

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


                1      2       3       4       5       6     7 years
Sale  within  year   years   years   years   years   years   or more
--------------------------------------------------------------------
Sales charge    5%     4%      3%      3%      2%      1%      0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                      $1 million to   $4 million to   $25 million
Amount of Purchase       $3,999,999     $24,999,999       or more
-----------------------------------------------------------------
High Yield Bond Fund        0.75%           0.50%         0.25%
-----------------------------------------------------------------
All Funds Except
High Yield Bond Fund        1.00%           0.50%         0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

For certain sales to employer-sponsored retirement plans prior to March 1, 2003, a different CDSC may be applicable. Specifically, certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finders' fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC. All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC on Class B or Class C shares you paid into your account. We will also waive the CDSC on Class B or Class C if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

REDEMPTION FEES

The Gartmore Micro Cap Equity Fund, the Gartmore Mid Cap Growth Fund, the Gartmore Millennium Growth Fund and the Gartmore Value Opportunities Fund each will assess a redemption fee of 1.50% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges, that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B, Class C or Class D shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B, Class C and Class D shares". Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares:
Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

CAPITAL GAINS TAXES If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page __.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Funds. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This can be obtained by calling 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES - CLASS A, CLASS B, CLASS C AND CLASS D SHARES

If the value of your Class A, B, C or D shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B, Class C and Class D shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


Fund/Class                         As a % of daily net assets
----------------------------------------------------------------------
Class A shares                     0.25% (distribution or service fee)
----------------------------------------------------------------------
Class B shares                     1.00% (0.25% service fee)
----------------------------------------------------------------------
Class C shares                     1.00% (0.25% service fee)


Class D, Institutional and Institutional Service Class pay no 12b-1 fees. Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares of another fund.

CAPITAL GAINS TAXES Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes - Exchanging Fund Shares" on page 30.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares, the applicable CDSC will be the CDSC for the original Gartmore Fund. If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C, Class D and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange into the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page __ or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-898-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, the following Gartmore funds may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore Nationwide Growth Leaders Fund and Gartmore U.S. Leaders Fund):

Fund                                                             Exchange Fee
=============================================================================
Gartmore Emerging Markets Fund . . . . . . . . . . . . . . . . . . . . .2.00%

Gartmore International Growth Fund . . . . . . . . . . . . . . . . . . .2.00%

Gartmore International Small Cap Growth Fund . . . . . . . . . . . . . .2.00%

Gartmore Global Financial Services Fund. . . . . . . . . . . . . . . . .2.00%

Gartmore Global Utilities Fund . . . . . . . . . . . . . . . . . . . . .2.00%

Gartmore Global Health Sciences Fund . . . . . . . . . . . . . . . . . .2.00%

Gartmore Worldwide Leaders Fund . . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore Nationwide Leaders Fund. . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore U.S. Growth Leaders Fund . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore Global Technology and Communications Fund. . . . . . . . . . . 2.00%

Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . . . . . . . . .1.50%

Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . . . . . . . . .1.50%

Gartmore Millennium Growth Fund . . . . . . . . . . . . . . . . . . . . 1.50%

Gartmore Value Opportunities Fund . . . . . . . . . . . . . . . . . . . 1.50%

Nationwide Small Cap Fund . . . . . . . . . . . . . . . . . . . . . . . 1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

The Gartmore High Yield Bond Fund declares dividends daily and distributes them monthly. Each quarter, the Gartmore Millenium Growth and Gartmore Value Opportunities Funds distribute any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will generally distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified taxdeferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net shortterm capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, as are interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding. You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such proceeds. When withholding is required, the amount will be 30% for calendar year 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, longterm capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, as are interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another Fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if the Fund has not been in operation for the past five years, for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information for the year ended October 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual report, which is available upon request. All other information has been audited by other auditors. The table for the Gartmore Millennium Growth Fund for 1997 and 1998 reflects information for one Class D share outstanding through the periods ended October 31 (prior to May 11, 1998, shares were without class designation). The table for the Gartmore Millennium Growth Fund also includes information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the years ended October 31, 1999, October 31, 2000 and October 31, 2001 and the Class C shares for the period from March 1, 2001 to October 31, 2001. The information for the Gartmore Value Opportunities Fund and the Gartmore High Yield Bond reflects the performance for the life of such Funds.


[Tables to be updated]
  GARTMORE MILLENNIUM
  GROWTH FUND                                            CLASS A SHARES                                        CLASS B SHARES
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED         YEAR ENDED     YEAR ENDED
                                     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,          OCTOBER 31,    OCTOBER 31,
                                        2001           2000-          1999          1998(a)               2001           2000-
==================================================================================================================================
NET ASSET VALUE -
BEGINNING OF PERIOD                 $      28.69   $      19.70   $      17.67   $       19.67        $      28.24   $      19.44
                                    -------------  -------------  -------------  --------------       -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)               (0.16)         (0.27)         (0.03)          (0.03)              (0.22)         (0.42)
Net realized and unrealized gains
    (losses) on investments               (15.19)         10.63           2.30           (1.97)             (15.21)         10.59
                                    -------------  -------------  -------------  --------------       -------------  -------------
    Total investment activities           (15.35)         10.36           2.27            2.00              (15.43)         10.17
                                    -------------  -------------  -------------  --------------       -------------  -------------
DISTRIBUTIONS:
Net realized gains                         (2.19)         (1.37)         (0.24)             --               (2.19)         (1.37)
In excess of net realized gains            (0.22)             -              -              --               (0.22)             -
                                    -------------  -------------  -------------  --------------       -------------  -------------
    Total distributions                    (2.41)         (1.37)         (0.24)             --               (2.41)         (1.37)
                                    -------------  -------------  -------------  --------------       -------------  -------------
Net increase (decrease) in net
    asset value                           (17.76)          8.99           2.03           (2.00)             (17.84)          8.80
                                    -------------  -------------  -------------  --------------       -------------  -------------
NET ASSET VALUE -
    END OF PERIOD                   $      10.93   $      28.69   $      19.70   $       17.67        $      10.40   $      28.24
                                    =============  =============  =============  ==============       =============  =============
    Total Return (excluding
    sales charge)                        (57.29%)         56.20%         12.98%        (10.17%)  (b)       (58.60%)         55.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $      6,601   $     22,612   $      1,244   $         305        $      3,985   $      7,608
Ratio of expenses to
    average net assets                      1.63%          1.47%          1.25%           1.23%  (c)          2.23%          2.10%
Ratio of net investment income
    (loss) to average net assets          (1.00%)        (0.95%)        (0.24%)         (0.70%)  (c)        (1.60%)        (1.57%)
Ratio of expenses to
    average net assets*                     2.75%          1.67%          1.83%           2.21%  (c)          3.67%          2.35%
Portfolio turnover **                     698.74%        330.32%         36.58%          46.33%             698.74%        330.32%
==================================================================================================================================

                                           CLASS B SHARES
                                     YEAR ENDED     PERIOD ENDED
                                     OCTOBER 31,    OCTOBER 31,
                                        1999          1998(A)
=================================================================
NET ASSET VALUE -
BEGINNING OF PERIOD                 $      17.54   $       19.67
                                    -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)               (0.12)          (0.07)
Net realized and unrealized gains
    (losses) on investments                 2.26           (2.06)
                                    -------------  --------------
    Total investment activities             2.14           (2.13)
                                    -------------  --------------

DISTRIBUTIONS:
Net realized gains                         (0.24)             --
In excess of net realized gains                -               -
                                    -------------  --------------
    Total distributions                    (0.24)             --
                                    -------------  --------------
Net increase (decrease) in net
    asset value                             1.90           (2.13)
                                    -------------  --------------
NET ASSET VALUE -
    END OF PERIOD                   $      19.44   $       17.54
                                    =============  ==============
    Total Return (excluding
    sales charge)                           2.33%        (10.83%)  (b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $        918   $         251
Ratio of expenses to
    average net assets                      2.00%           2.00%  (c)
Ratio of net investment income
    (loss) to average net assets          (1.01%)         (1.47%)  (c)
Ratio of expenses to
    average net assets*                     2.59%           2.98%  (c)
Portfolio turnover **                      36.58%          46.33%
=================================================================


                                     CLASS C SHARES                                   CLASS D SHARES
                                     PERIOD ENDED         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     OCTOBER 31,          OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                       1998(a)               2001           2000+          1999          1998(a)         1997
==================================================================================================================================
NET ASSET VALUE -
BEGINNING OF PERIOD                 $       13.46        $      28.75   $      19.69   $      17.61   $      22.87   $      19.47
                                    --------------       -------------  -------------  -------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                (0.07)              (0.11)         (0.14)         (0.02)         (0.06)          0.04
Net realized and unrealized gains
    (losses) on investments                 (2.98)             (15.20)         10.57           2.34           1.29           4.38
                                    --------------       -------------  -------------  -------------  -------------  -------------
    Total investment activities             (3.05)             (15.31)         10.43           2.32           1.23           4.42
                                    --------------       -------------  -------------  -------------  -------------  -------------

DISTRIBUTIONS:                                 --                  --             --             --             --          (0.03)
Net realized gains                             --               (2.19)         (1.37)         (0.24)         (6.49)         (1.02)
In excess of net realized gains                --               (0.22)            --             --             --             --
                                    --------------       -------------  -------------  -------------  -------------  -------------
    Total distributions                        --               (2.41)         (1.37)         (0.24)         (6.49)         (1.02)
                                    --------------       -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net
    asset value                             (3.05)             (17.72)          9.06           2.08          (5.26)          3.40
                                    --------------       -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE -
    END OF PERIOD                   $       10.41        $      11.03   $      28.75   $      19.69   $      17.61   $      22.87
                                    ==============       =============  =============  =============  =============  =============
    Total Return (excluding
    sales charge)                         (22.66%)  (b)       (57.00%)         56.61%         13.31%          5.11%         23.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $          52        $     15,079   $     36,090   $      9,865   $      9,022   $      9,541
Ratio of expenses to
    average net assets                       2.23%  (c)          1.30%          1.10%          1.00%          0.93%          0.96%
Ratio of net investment income
    (loss) to average net assets           (1.76%)  (c)        (0.69%)        (0.55%)        (0.09%)        (0.30%)          0.20%
Ratio of expenses to
    average net assets*                      4.38%  (c)          2.51%          1.30%          1.53%          1.57%          1.70%
Portfolio turnover **                      698.74%             698.74%        330.32%         36.58%         46.33%         40.69%
==================================================================================================================================

---------------
* DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
**   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE
+    WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES. NET INVESTMENT INCOME
     (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(a) SHARES FIRST OFFERED TO PUBLIC ON MAY 11, 1998. UPON A TRUST REORGANIZATION ON MAY 11, 1998, THE EXISTING SHARES OF THE FUND WERE RENAMED CLASS D.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.
(d) FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                     CLASS A SHARES                     CLASS B SHARES
                                                                  YEAR          PERIOD               YEAR          PERIOD
                                                                  ENDED          ENDED               ENDED          ENDED
                                                               OCTOBER 31,    OCTOBER 31,         OCTOBER 31,    OCTOBER 31,
                                                                  2001          2000(a)              2001          2000(a)
=============================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      12.37   $      10.00        $      12.36   $      10.00
                                                              -------------  -------------       -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.10           0.06                0.02           0.01
Net realized and unrealized gains (losses) on investments            (0.20)          2.38               (0.20)          2.37
                                                              -------------  -------------       -------------  -------------
    Total investment activities                                      (0.10)          2.44               (0.18)          2.38
                                                              -------------  -------------       -------------  -------------
DISTRIBUTIONS:
Net investment income                                                (0.10)         (0.07)              (0.02)         (0.02)
                                                              -------------  -------------       -------------  -------------
    Total distributions                                              (0.10)         (0.07)              (0.02)         (0.02)
                                                              -------------  -------------       -------------  -------------
Net increase (decrease) in net asset value                           (0.20)          2.37               (0.20)          2.36
                                                              -------------  -------------       -------------  -------------
NET ASSET VALUE - END OF PERIOD                               $      12.17   $      12.37        $      12.16   $      12.36
                                                              =============  =============       =============  =============
    Total Return (excluding sales charge)                           (0.87%)         24.38%  (b)        (1.45%)         23.79%  (b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $     10,789   $      2,460        $      2,708   $        751
Ratio of expenses to average net assets                               1.35%          1.35%  (c)          1.95%          1.95%  (c)
Ratio of net investment income (loss) to average net assets           0.69%          0.62%  (c)          0.09%          0.10%  (c)
Ratio of expenses to average net assets*                              2.07%          6.59%  (c)          3.06%          7.70%  (c)
Portfolio turnover **                                               139.75%        119.39%  (c)        139.75%        119.39%
=============================================================================================================================

                                                           CLASS C SHARES    INSTITUTIONAL SERVICE CLASS SHARES
                                                                 PERIOD               YEAR          PERIOD
                                                                  ENDED               ENDED          ENDED
                                                               OCTOBER 31,         OCTOBER 31,    OCTOBER 31,
                                                                 2001(d)              2001          2000(a)
==============================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      13.08        $      12.42          10.00
                                                              -------------       -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.01                0.13           0.07
Net realized and unrealized gains (losses) on investments            (0.93)              (0.19)          2.40
                                                              -------------       -------------  -------------
    Total investment activities                                      (0.92)              (0.06)          2.47
                                                              -------------       -------------  -------------
DISTRIBUTIONS:
Net investment income                                                (0.03)              (0.12)         (0.05)
                                                              -------------       -------------  -------------
    Total distributions                                              (0.03)              (0.12)         (0.05)
                                                              -------------       -------------  -------------
Net increase (decrease) in net asset value                           (0.95)              (0.18)          2.42
                                                              -------------       -------------  -------------
NET ASSET VALUE - END OF PERIOD                               $      12.13        $      12.24   $      12.42
                                                              =============       =============  =============
    Total Return (excluding sales charge)                           (7.08%)  (b)        (0.49%)         24.72%  (b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $        108        $     10,130   $      4,441
Ratio of expenses to average net assets                               1.95%  (c)          1.00%          1.00%  (c)
Ratio of net investment income (loss) to average net assets         (0.01%)  (c)          1.07%          0.98%  (c)
Ratio of expenses to average net assets*                              3.29%  (c)          1.81%          5.99%  (c)
Portfolio turnover **                                               139.75%             139.75%        119.39%
==============================================================================================================

---------------

* DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(a) FOR THE PERIOD FROM DECEMBER 29, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.
(d) FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE HIGH YIELD BOND FUND
(formerly, Nationwide High Yield Bond Fund)

                                                                   CLASS A SHARES                    CLASS B SHARES
                                                                Year          Period               Year          Period
                                                                Ended          Ended               Ended          Ended
                                                             October 31,    October 31,         October 31,    October 31,
                                                                2001          2000(a)              2001          2000(a)
===========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $       7.96   $      10.00        $       7.96   $      10.00
                                                            -------------  -------------       -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        0.84           0.86                0.78           0.80
Net realized and unrealized gains (losses) on investments          (1.10)         (2.04)              (1.10)         (2.04)
                                                            -------------  -------------       -------------  -------------
    Total investment activities                                    (0.26)         (1.18)              (0.32)         (1.24)
                                                            -------------  -------------       -------------  -------------
DISTRIBUTIONS:
Net investment income                                              (0.84)         (0.86)              (0.78)         (0.80)
                                                            -------------  -------------       -------------  -------------
    Total distributions                                            (0.84)         (0.86)              (0.78)         (0.80)
                                                            -------------  -------------       -------------  -------------
Net increase (decrease) in net asset value                         (1.10)         (2.04)              (1.10)         (2.04)
                                                            -------------  -------------       -------------  -------------
NET ASSET VALUE - END OF PERIOD                             $       6.86   $       7.96        $       6.86   $       7.96
                                                            =============  =============       =============  =============
    Total Return (excluding sales charge)                         (3.59%)       (12.48%)  (c)        (4.31%)         13.02%  (c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $      2,801   $      2,804        $        244   $        188
Ratio of expenses to average net assets                             0.95%          0.95%  (d)          1.70%          1.70%  (d)
Ratio of net investment income to average net assets               11.10%         12.35%  (d)         10.35%         13.09%  (d)
Ratio of expenses to average net assets*                            1.11%          1.15%  (d)          2.43%          3.46%  (d)
===========================================================================================================================

                                                           CLASS C SHARES     INSTITUTIONAL SERVICE CLASS SHARES
                                                               Period               Year          Period
                                                                Ended               Ended          Ended
                                                             October 31,         October 31,    October 31,
                                                               2001(b)              2001          2000(a)
                                                               Period               Year          Period
============================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $       8.07                8.01   $      10.00
                                                            -------------       -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        0.40                0.87           0.87
Net realized and unrealized gains (losses) on investments          (1.21)              (1.10)         (1.99)
                                                            -------------       -------------  -------------
    Total investment activities                                    (0.81)              (0.23)         (1.12)
                                                            -------------       -------------  -------------
DISTRIBUTIONS:
Net investment income                                              (0.40)              (0.86)         (0.87)
                                                            -------------       -------------  -------------
    Total distributions                                            (0.40)              (0.86)         (0.87)
                                                            -------------       -------------  -------------
Net increase (decrease) in net asset value                         (1.21)              (1.09)         (1.99)
                                                            -------------       -------------  -------------
NET ASSET VALUE - END OF PERIOD                             $       6.86        $       6.92   $       8.01
                                                            =============       =============  =============
    Total Return (excluding sales charge)                        (10.15%)  (c)        (3.19%)       (11.80%)  (c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $          5        $     85,885   $     88,639
Ratio of expenses to average net assets                             1.70%  (d)          0.70%          0.70%  (d)
Ratio of net investment income to average net assets               10.05%  (d)         11.30%         11.46%  (d)
Ratio of expenses to average net assets*                            8.58%  (d)          0.76%          0.83%  (d)
============================================================================================================

--------------------------------------------------------------------------------

* DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(a) FOR THE PERIOD FROM DECEMBER 29, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b) FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.
(c)  NOT ANNUALIZED.
(d)  ANNUALIZED.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m.
Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-848-0920 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

CORE EQUITY Series

Gartmore Nationwide Fund (formerly Gartmore Total Return Fund)
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Mid Cap Growth Fund



Gartmore Funds                                             www.gartmorefunds.com

================================================================================

PROSPECTUS
March 1, 2003


[GRAPHIC OMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
GARTMORE                      disapproved these Funds' shares or determined
------------------            whether this prospectus is complete or accurate.
Global Investments            To state otherwise is a crime.


--------------------------------------------------------------------------------
Look BEYOND.(SM)

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES. . . . . . . . . . . . . . . . . . . . . . . .  3
Gartmore Nationwide Fund
(formerly, Gartmore Total Return Fund)
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Mid Cap Growth Fund

MORE ABOUT THE FUNDS X
Other Principal Investments and Techniques
Other Principal Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . .  X
Investment Advisers
Portfolio Managers

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . . . . . .  X
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . .  X
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distribution
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . .  X

ADDITIONAL INFORMATION  . . . . . . . . . . . . . .   BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about four of the Gartmore Mutual Funds, (together, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page _. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT SHARE CLASSES

The Funds have the following share classes:

Gartmore Nationwide Fund
(formerly Gartmore Total Return Fund)

- Class A
- Class B
- Class C
- Class D
- Institutional Service Class

Gartmore Growth Fund

- Class A
- Class B
- Class C
- Class D
- Institutional Service Class

Gartmore Large Cap Value Fund

- Class A
- Class B
- Class C
- Institutional Service Class

Gartmore Mid Cap Growth Fund

- Class A
- Class B
- Class C
- Institutional Service Class
- Institutional Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page _.

FUND SUMMARIES - GARTMORE NATIONWIDE FUND
                 (FORMERLY GARTMORE TOTAL RETURN FUND)

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGY

The Fund seeks total return through a flexible combination of capital appreciation and current income.

To achieve its objective, the Fund invests primarily in common stocks and convertible securities. The portfolio manager considers the following factors when choosing companies to purchase:

- Above average revenue growth,
- Consistent earnings growth,
- Above average earnings growth, or
- Attractive valuation.

It usually will sell securities if:

- There is a significant increase in share price.
- The outlook of a company's earnings becomes less attractive.
- More favorable opportunities are identified.

TOTAL RETURN
Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security's prospects for increasing in value. Because, in most cases, a stock is more certain to pay its scheduled dividends than increase in value, a total return approach can help a fund achieve more stable, dependable returns.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 12.

FUND SUMMARIES - GARTMORE NATIONWIDE FUND
(FORMERLY GARTMORE TOTAL RETURN FUND)

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class D shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS D SHARES(1) (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
6.8%   0.6%  30.0%  23.9%  39.6%  29.6%  -0.2%  -2.3%  11.9%   0.0%


Best Quarter:     -%    - qtr. of -
Worst Quarter:    -%    - qtr. of -

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns - as of 12/31/02(1)  1 year  5 years   10 years
=======================================================================
Class A shares - Before Taxes(2)                -%        -%         -%
-----------------------------------------------------------------------
Class B shares - Before Taxes(2)                -%        -%         -%
-----------------------------------------------------------------------
Class C shares - Before Taxes(3)                -%        -%         -%
-----------------------------------------------------------------------
Institutional Service
Class shares - Before Taxes(4)                  -%        -%         -%
-----------------------------------------------------------------------
Class D shares - Before Taxes                   -%        -%         -%
-----------------------------------------------------------------------
Class D shares - After Taxes
on Distributions                                -%        -%         -%
-----------------------------------------------------------------------
Class D shares - After Taxes
on Distributions and Sale of Shares              %        -%          %
-----------------------------------------------------------------------
S&P 500 Index(6)                                 %         %          %

---------------
1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of the Fund's predecessor prior to May 11, 1998.

2 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

3 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition, for the period from May 11, 1998 through March 1, 2001, when Class C shares were implemented, the performance of Class C shares is based on the performance shown for Class D shares. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been lower as a result of their additional expenses.

4 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998) and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition, for the period from May 11, 1998 through December 31, 2001, which is prior to the implementation of the Institutional Service Class shares, the performance of the Institutional Service Class shares is based on the performance shown for Class D shares. The returns do not reflect the Institutional Service Class shares' lower estimated expenses.

5 The performance for "Class D shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

6 The Standard & Poor's 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                   Institutional
Shareholder Fees(1)                                                      Service
(paid directly from your   Class A   Class B   Class C   Class D           Class
investment)                 shares    shares    shares    shares          shares
================================================================================

Maximum Sales              5.75%(2)    None     1.00%    4.50%(2)       None
Charge (Load)
imposed on purchases
(as a percentage of
offering price)
--------------------------------------------------------------------------------
Maximum Deferred            None(3)  5.00%(4)  1.00%(5)    None      None
Sales Charge (Load)
imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
--------------------------------------------------------------------------------

                                                                   Institutional
Annual Fund Operating                                                    Service
Expenses (deducted         Class A   Class B   Class C   Class D           Class
from Fund assets)           shares    shares    shares    shares          shares
================================================================================
Management Fees             0.57%     0.57%     0.57%     0.57%        0.57%
--------------------------------------------------------------------------------
Distribution and/or         0.25%     1.00%     1.00%      None         None
Service (12b-1) Fees
--------------------------------------------------------------------------------
Other Expenses(6)           0.27%     0.24%     0.24%     0.31%        0.34%
================================================================================
TOTAL ANNUAL FUND           1.09%     1.81%     1.81%     0.88%        0.91%
OPERATING EXPENSES
---------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" on page 17.

3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 20.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 20.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
=============================================================
Class A shares         $   680  $    902  $  1,141  $   1,827
-------------------------------------------------------------
Class B shares         $   684  $    869  $  1,180  $   1,849
-------------------------------------------------------------
Class C shares         $   382  $    664  $  1,070  $   2,205
-------------------------------------------------------------
Class D shares         $   536  $    718  $    916  $   1,486
-------------------------------------------------------------
Institutional Service  $    93  $    290  $    504  $   1,120
Class shares

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
======================================================
Class B shares  $   184  $    569  $    980  $   1,849
------------------------------------------------------
Class C shares  $   282  $    664  $  1,070  $   2,205

---------------
1 Expenses paid on the same investment in Class A, Class D and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE GROWTH FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore Growth Fund seeks long-term capital appreciation.

To achieve its objective, the Fund primarily invests in common stocks of large capitalization companies. Under normal conditions, the Fund primarily invests in common stocks and convertible securities, and generally intends to be fully invested in these securities.

The portfolio manager will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It generally will sell securities if:

-    The price of the security is overvalued.
-    The outlook of a company's earnings growth becomes less attractive.
-    More favorable opportunities are identified.

The portfolio manager generally has a buy and hold strategy and does not engage in frequent portfolio securities trading. However, it has engaged in more frequent portfolio securities trading in order to take advantage of recent volatile markets. Frequent portfolio transactions will lead to higher transaction costs.

THE BENEFITS OF RESEARCH Through research, the portfolio manager and analysts gather, check and analyze information about industries and companies to determine if they are well positioned for long-term growth. The Fund seeks companies that have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth.

Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of securities if he believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page _.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class D shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS D SHARES(1) (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

1993   1994   1995   1996   1997   1998   1999    2000    2001   2002
11.3%   1.5%  28.7%  16.7%  26.2%  23.8%  16.6%  -30.3%  -27.7%   0.0%

Best Quarter:    -%    - qtr. of -
Worst Quarter:   -%    - qtr. of -

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns1-as of 12/31/02   1 year   5 years   10 years
=====================================================================

Class A shares - Before Taxes(2)              -%        -%         -%
---------------------------------------------------------------------
Class B shares - Before Taxes(2)              -%        -%         -%
---------------------------------------------------------------------
Class C shares - Before Taxes(3)              -%        -%         -%
---------------------------------------------------------------------
Institutional Service Class
shares - Before Taxes(4)                      -%        -%         -%
---------------------------------------------------------------------
Class D shares - Before Taxes                 -%        -%         -%
---------------------------------------------------------------------
Class D shares - After Taxes
on Distributions                              -%        -%         -%
---------------------------------------------------------------------
Class D shares - After Taxes
on Distributions and Sale of Shares           -%        -%         -%
---------------------------------------------------------------------
Russell 1000(R) Growth Index(6)               -%        -%         -%

---------------
1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

2 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

3 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition for the period from May 11, 1998 through March 1, 2001, when Class C shares were implemented, the performance of Class C shares is based on the performance shown for Class D shares. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been lower as a result of their additional expenses.

4 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998) and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition, for the period from May 11, 1998 through December 31, 2001, which is prior to the implementation of the Institutional Service Class shares, the performance of the Institutional Service Class shares is based on the performance shown for Class D shares. The returns do not reflect the Institutional Service Class shares' lower estimated expenses.

5 The performance for "Class D shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

6 The Russell 1000(R) Growth Index is an unmanaged index of growth securities of large U.S. companies included in the Russell 1000(R) Index. These returns do not include any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this index would be lower.

FUND SUMMARIES - GARTMORE GROWTH FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                   Institutional
Shareholder Fees(1)                                                      Service
(paid directly from your   Class A   Class B   Class C   Class D           Class
investment)                 shares    shares    shares    shares          shares
================================================================================
Maximum Sales              5.75%(2)      None     1.00%  4.50%(2)           None
Charge (Load)
imposed on purchases
(as a percentage of
offering price)
--------------------------------------------------------------------------------
Maximum Deferred           None(3)   5.00%(4)  1.00%(5)      None           None
Sales Charge (Load)
imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

                                                                Institutional
Annual Fund Operating                                                 Service
Expenses (deducted      Class A   Class B   Class C   Class D           Class
from Fund assets)        shares    shares    shares    shares          shares
==============================================================================
Management Fees            0.56%     0.56%     0.56%     0.56%           0.56%
------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees       0.25%     1.00%     1.00%      None            None
------------------------------------------------------------------------------
Other Expenses(6)          0.32%     0.32%     0.32%     0.38%           0.42%
==============================================================================
TOTAL ANNUAL FUND          1.13%     1.88%     1.88%     0.94%           0.98%
OPERATING EXPENSES

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" beginning on page 17.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C Shares" beginning on page 20.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C Shares" beginning on page 20.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
=============================================================
Class A shares         $   684  $    913  $  1,161  $   1,871
-------------------------------------------------------------
Class B shares         $   691  $    891  $  1,216  $   1,914
-------------------------------------------------------------
Class C shares         $   389  $    685  $  1,106  $   2,279
-------------------------------------------------------------
Class D shares         $   542  $    736  $    947  $   1,553
-------------------------------------------------------------
Institutional Service  $   100  $    312  $    542  $   1,201
Class shares

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
======================================================
Class B shares  $   191  $    591  $  1,016  $   1,914
------------------------------------------------------
Class C shares  $   289  $    685  $  1,106  $   2,279

---------------
1 Expenses paid on the same investment in Class A, Class D and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE LARGE CAP VALUE FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to maximize total return, consisting of both capital appreciation and current income.

Gartmore Mutual Fund Capital Trust (GMF), the Fund's investment adviser, has selected NorthPointe Capital, LLC (NorthPointe) as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by large capitalization companies. The Fund considers large capitalization companies to be those with market capitalizations similar to the companies in The Russell 1000(R) Index.(1) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. As of June 30, 2002, the average market capitalization of the companies in the Russell 1000 Index was approximately $309 billion and the median market capitalization was approximately $1.3 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 1000 Index, at any given time, may be higher or lower.

The Fund looks for value oriented securities. To do this, the subadviser will begin by identifying securities of large capitalization companies and then evaluating them by comparing the securities to factors which the subadviser believes have predictive performance characteristics. These factors include earnings momentum, price momentum and price to economic value. The subadviser will also seek to minimize the Fund risk by looking for securities which possess similar characteristics to the Fund's benchmark, the Russell 1000 Value Index. The subadviser will consider selling a security if there are more attractive securities available, if the business environment is changing or to control the overall risk of the Fund's portfolio.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

---------------
1 The Russell 1000(R) Value Index is a registered service mark of the Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

PRINCIPAL RISKS
Because the value of your investment in the Fund will fluctuate, there is the risk that a you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at time be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 12.

FUND SUMMARIES - GARTMORE LARGE CAP VALUE FUND

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

 1999      2000      2001     2002
-4.7%     15.4%     -4.8%     0.0%


Best Quarter:   -%   - qtr of -
Worst Quarter:  -%   - qtr of -

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown. The performance reflects periods when the Fund's prior subadviser managed the Fund (through February 28, 2001); beginning March 1, 2001, NorthPointe began managing the Fund.

                                                                    Since
Average annual returns(1)- as of 12/31/02           1 year   Inception(2)
=========================================================================
Class A shares - Before Taxes                            -%            -%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions            -%            -%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares                                       -%            -%
-------------------------------------------------------------------------
Class B shares - Before Taxes                            -%            -%
-------------------------------------------------------------------------
Class C shares - Before Taxes(4)                         -%            -%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes        -%            -%
-------------------------------------------------------------------------
Russell 1000(R) Value Index(5)                           -%            -%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on November 2, 1998.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

5 The Russell 1000(R) Value Index is an unmanaged index of large capitalization value securities of large U.S. companies included in the Russell 1000(R) Value Index. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.




                                                               Institutional
Shareholder Fees(1)                                                  Service
(paid directly from your         Class A   Class B   Class C           Class
investment)                       shares    shares    shares          shares
=============================================================================
Maximum Sales Charge             5.75%(2)     None      1.00%          None
(Load) imposed on
purchases (as a percentage
of offering price)
-----------------------------------------------------------------------------
Maximum Deferred Sales           None(3)   5.00%(4)  1.00%(5)          None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
-----------------------------------------------------------------------------
                                                                Institutional
                                                                      Service
Annual Fund Operating Expenses    Class A   Class B   Class C           Class
(deducted from Fund assets)        shares    shares    shares          shares
=============================================================================
Management Fees                     0.75%     0.75%     0.75%           0.75%
-----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                0.25%     1.00%     1.00%            None
-----------------------------------------------------------------------------
Other Expenses(6)                   0.44%     0.29%     0.29%           0.54%
=============================================================================
TOTAL ANNUAL FUND                   1.44%     2.04%     2.04%           1.29%
OPERATING EXPENSES(7)

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page _.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page _.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C Shares" beginning on page _.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.00% for Class A, B, C and Institutional Service Class shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
=============================================================
Class A shares         $     -  $      -  $      -  $       -
-------------------------------------------------------------
Class B Shares         $     -  $      -  $      -  $       -
-------------------------------------------------------------
Class C Shares         $     -  $      -  $      -  $       -
-------------------------------------------------------------
Institutional Service  $     -  $      -  $      -  $       -
Class Shares


You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
======================================================
Class B Shares  $     -  $      -  $      -  $       -
------------------------------------------------------
Class C Shares  $     -  $      -  $      -  $       -

---------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - MID CAP EQUITY FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

To achieve its objective under normal conditions the Fund will invest at least 80% of its net assets in equity securities of mid-capitalization companies (mid-cap companies). Mid cap companies are companies having a market capitalization within the range of the companies included in the Russell Midcap(R) Index(1) at the time of investment. The Russell Midcap Index is composed of 800 stocks of medium-size companies with market capitalizations as of June 30, 2002 ranging primarily between $10.8 billion and $ 1.3 billion. Due to market fluctuations, the current market capitalization of the companies within the Russell Midcap Index may be higher or lower over time.

The Fund's investment style focuses on growth companies that are reasonably priced.

In analyzing specific companies for possible investment, the Fund's portfolio manager reviews the earnings growth of all publicly traded mid-cap companies over the past three years and makes investments based on several of the following characteristics:

- Above-average, consistent earnings growth and superior forecasted growth versus the market;
-    Financial strength and stability;
-    A healthy balance sheet;
-    Strong competitive advantage within its industry;
-    Positive investor sentiment;
-    Relative market value; and
-    Strong management team.

The Fund will primarily invest in equity securities which may include common stock, preferred stocks, convertible securities and warrants. The Fund may also use stock index futures as a substitute for the sale or purchase of securities. The Fund will typically invest in securities issued by approximately 60 to 80 companies with 1 - 3% of the Fund's net assets in securities of a particular issuer.

The Fund's portfolio manager considers whether to sell a particular security based on the following criteria:

-    Change in company fundamentals from the time of original investment;
- When valuation measures deteriorate to where other attractive stocks are available more cheaply;
-    Financial strength and stability of the issuer weakens; and
- When market capitalization reaches the upper boundaries of the investable universe.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID-CAP RISK. The Fund focuses on a narrower portion of the overall stock market by investing primarily in mid-cap companies and therefore subject to the risks associated with mid-sized companies. The Fund's investment in mid-sized, companies are riskier than investments in larger, more established companies. The stocks of mid-sized companies may be less stable in price and less liquid than the stocks of larger companies.

---------------
1 The Russell Midcap(R) Index is a registered service mark of the Frank Russell Company, which does not sponsor and is no way affiliated with the Fund.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. The Fund may invest in derivatives, particularly stock index futures contracts. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page _.

PERFORMANCE

No performance information is provided because the Fund did not commence operations until on or about September 30, 2002.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                         Institutional
Shareholder Fees(1)                                            Service    Institutional
(paid directly from your   Class A   Class B   Class C           Class            Class
investment)                 shares    shares    shares          shares           shares
=======================================================================================
Maximum Sales
Charge (Load) imposed
upon purchases
(as a percentage of
offering price)            5.75%(2)      None     1.00%            None            None
---------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage
of original purchase
price or sale
proceeds, as
applicable)                None(3)   5.00%(4)  1.00%(5)            None            None
---------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as percentage of
amount redeemed
or exchanged)(6)              1.50%     1.50%     1.50%           1.50%           1.50%
=======================================================================================

                                                          Institutional
Annual Fund Operating                                           Service   Institutional
Expenses (deducted         Class A   Class B   Class C            Class           Class
from Fund assets)          shares    shares    shares            shares          shares
=======================================================================================
Management Fees(7)            0.75%     0.75%     0.75%           0.75%           0.75%
---------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees          0.25%     1.00%     1.00%  None            None
---------------------------------------------------------------------------------------
Other Expenses(8)             0.65%     0.50%     0.50%           0.75%           0.50%
---------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)         1.65%     2.25%     2.25%           1.50%           1.25%

Amount of Fee
Waiver Expense
Reimbursement                 0.10%     0.10%     0.10%           0.10%           0.10%
=======================================================================================
Net Expenses
After Waivers                 1.55%     2.15%     2.15%           1.40%           1.15%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares--Front End Sales Charges - Class A shares" on page __.

FUND SUMMARIES - MID CAP EQUITY FUND

================================================================================


3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares--Contingent Deferred Sales Charge (CDSC) on Class A, Class B and Class C shares" beginning on page __.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares--Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page __.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page __.

6 A redemption/exchange fee of 1.50% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares--Redemption Fees" on page 13 and "Buying, Selling and Exchanging Fund Shares -- Exchanging Fund Shares--Excessive Exchange Activity" on page __.

7 The Fund commenced operations on September 30, 2002. As a result, the management fee represents the maximum fee which could be paid to Gartmore Mutual Fund Capital Trust (GMF), the Fund's adviser, under its agreement with the Fund.

8 As a new fund, these are estimates for the current fiscal year ending October 31, 2003. These estimates do not take into account the expense limitation agreement between the Fund and GMF.

9 GMF and the Fund have entered into a written contract limiting total fund operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.15% for each Class at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year   3 years
=====================================================
Class A Shares                      $   724  $  1,056
-----------------------------------------------------
Class B Shares                      $   718  $    994
-----------------------------------------------------
Class C Shares                      $   418  $    787
-----------------------------------------------------
Institutional Service Class Shares  $   117  $    387
-----------------------------------------------------
Institutional Class Shares          $   143  $    464

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                   1 year   3 years
=====================================================
Class B Shares                      $  218   $    694
-----------------------------------------------------
Class C Shares                      $  316   $    787

---------------
1 Expenses paid on the same investment in Class A, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

================================================================================

TEMPORARY  DEFENSIVE  POSITIONS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser [or subadviser (include if appropriate)] believes that business, economic, political or financial conditions warrant, a Fund, subject to the Fund's permitted investments, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and (5) subject to the limits of the 1940 Act; shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

OTHER PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques described below in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about each of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. (TOTAL RETURN, GROWTH) The Fund may invest in convertible securities-also known as convertibles- including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

STOCK INDEX FUTURES. (MID CAP GROWTH) The Fund may invest in stock futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value at a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

OTHER PRINCIPAL RISKS

RISK ASSOCIATED WITH VALUE STOCKS. (LARGE CAP VALUE) Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

MANAGEMENT
================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF may allocate the Gartmore Large Cap Value Fund's assets among subadvisers and evaluates and monitors the performance of subadvisers. GMF is authorized to select and place portfolio investments on behalf of the Fund. However, GMF does not intend to do so at this time. GMF was organized in 1999 and advises mutual funds. As of December 31, 2002, GMF and its affiliates had approximately $- billion in assets under management, including approximately $- billion managed by GMF.

Each Fund pays GMF a management fee which is based on the Fund's average daily net assets. The total management fees paid by each Fund for the fiscal year ended October 31, 2002 (including any fees paid to a subadviser), expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:

Fund                                  Fee
==========================================
Gartmore Total Return Fund           0.57%
Gartmore Growth Fund                 0.56%
Gartmore Large Cap Value Fund        0.75%

The Mid Cap Growth Fund pays GMF a management fee, which is based on the Fund's average daily net assets, of 0.75%.

PORTFOLIO MANAGERS - GARTMORE NATIONWIDE FUND

Simon Melluish and William H. Miller are portfolio co-managers of the Fund. Mr. Melluish joined Gartmore Investment Management plc ("GIM"), an affiliate of GMF, in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently co-manages the Gartmore GVIT Total Return Fund and manages the Gartmore Nationwide Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund.

Mr. Miller began co-managing the Fund and the Gartmore GVIT Total Return Fund on September 1, 2000. Prior to joining GMF in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995- 1997).

PORTFOLIO MANAGER - GARTMORE GROWTH FUND

Christopher Baggini is the Gartmore Growth Fund's portfolio manager. As portfolio manager, Mr. Baggini is responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Mr. Baggini joining GMF in March 2000, Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors.

STOCK INDEX FUTURES. (MID CAP GROWTH) The Fund may invest in stock futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value at a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

MULTI-MANAGER STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate a subadviser (except hiring a subadviser which is an affiliate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with a non-affiliate subadviser with Trustee approval but without shareholder approval. Currently, the Gartmore Large Cap Value Fund is subadvised by NorthPointe, an affiliate of GMF. If a new non-affiliate subadviser is hired for this Fund, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Fund:

-    performing initial due diligence on prospective subadvisers for the Fund.
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations.
-    communicating performance expectations and evaluations to the subadvisers.
- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.

MANAGEMENT

================================================================================


SUBADVISER FOR THE GARTMORE LARGE CAP VALUE FUND

Subject to the supervisions of GMF and the Trustees, NorthPointe will manage the Fund's assets in accordance with the Fund's investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

NorthPointe Capital, LLC (NorthPointe) 101 West Big Beaver, Suite 1125, Troy, Michigan 48084, was organized in 1999 and manages the Fund, as well as several other mutual funds and institutional accounts. Prior to March 1, 2001, the Gartmore Large Cap Value Fund was managed by Brinson Partners, Inc.

Out of its management fee, GMF paid NorthPointe an annual subadvisory fee based on the Fund's average daily net assets of 0.35%.

PORTFOLIO MANAGERS - GARTMORE LARGE CAP VALUE FUND

Peter James Cahill is the lead portfolio manager of the Gartmore Large Cap Value Fund. He will be assisted by Jeffrey C. Petherick and Mary C. Champagne in the Fund's management. Mr. Cahill joined NorthPointe in January 2000. He was with Loomis, Sayles & Company L.P. from May 1997 to January 2000 as a Director of quantitative research. Prior to May 1997, Mr. Cahill was a quantitative researcher for Bank of America.

Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and currently co-manage several Gartmore Funds. Between June 1995 and January 2000, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Class D, Institutional Service Class and Institutional Class shares are available to a limited group of investors depending on which Fund you purchase.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

-    Class A shares
-    Class C shares
-    Class D shares

Contingent Deferred Sales Charge (CDSC)(1):

-    Class B shares if you sell your shares within six years of purchase
-    Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distributor Services, Inc. (the Distributor) which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A, Class D and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A, Class D and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Class D, or Institutional Service Class or Institutional Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds


WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A and D shares                Class B shares            Class C shares
===============================================================================
Front-end sales charge        No front-end sales          Front-end sales
means that a portion          charge, so your full        charge means that a
of your initial investment    investment immediately      portion of your
goes toward the sales         goes toward buying          initial investment
charge, and is not invested   shares                      goes toward the
                                                          sales charge and is
                                                          not invested. Front-
                                                          end sales charge on
                                                          Class C is lower
                                                          than Class A and
                                                          Class D
-------------------------------------------------------------------------------
Reductions and waivers of     No reductions of the        Like Class B shares,
the sales charge available    CDSC available,             no reductions of the
                              but waivers available       CDSC are available,
                                                          but waivers are
                                                          available
-------------------------------------------------------------------------------
Lower expenses than           Higher distribution and     Higher distribution
Class B and Class C           service fees than           and service fees than
shares mean higher            Class A and Class D         Class A and Class D
dividends per share           shares mean                 shares mean
                              higher fund expenses        higher fund expenses
                              and lower dividends         and lower dividends
                              per share                   per share
-------------------------------------------------------------------------------
Conversion features are not   After seven years, Class    Unlike Class B
applicable                    B shares convert            shares, Class C
                              into Class A shares,        shares do not
                              which reduces your          automatically convert
                              future fund expenses        into another class
-------------------------------------------------------------------------------
No sales charge when shares   CDSC if shares are sold     CDSC of 1% is
are sold back to the Fund(1)  within six years:           applicable if shares
                              5% in the first year, 4%    are sold in the first
                              in the second, 3%           year after purchase
                              in the third and fourth
                              years, 2% in the
                              fifth, and 1% in the
                              sixth year
-------------------------------------------------------------------------------
No maximum investment limit   Investments of $250,000     Investments of
                              or more may be rejected(2)  $1,000,000 or more
                                                          may be Rejected(3)

---------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid.
2    This limit was calculated based on a seven year holding period.
3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


reserve the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

For investors who are eligible to purchase Class D, Institutional and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO CAN BUY CLASS D SHARES

Class D shares are available for purchase by the following:

- Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Gartmore Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account and in the same capacity
- Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of the Trust
- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Funds
- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services
- High net worth individuals desiring to purchase shares of the Funds directly through the Distributor provided they are able to satisfy the minimum investment requirements described below.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


MINIMUM INVESTMENTS - CLASS A, B, C AND D SHARES
To open an account (per Fund)                              $    2,000
---------------------------------------------------------------------
To open IRA account (per Fund)                             $    1,000
---------------------------------------------------------------------
Additional investments (per Fund)                          $      100
---------------------------------------------------------------------
To Start an Automatic Asset Accumulation Plan              $    1,000
---------------------------------------------------------------------
Additional Automatic Asset Accumulation Plan Transaction   $       50
---------------------------------------------------------------------
MINIMUM INVESTMENT - INSTITUTIONAL SERVICE CLASS
To open an account (per Fund)                              $   50,000
---------------------------------------------------------------------
Additional investments                                           None
---------------------------------------------------------------------
MINIMUM INVESTMENT - INSTITUTIONAL CLASS
To open a Gartmore Money Market Fund Account               $1,000,000
---------------------------------------------------------------------
Additional investments                                           None
---------------------------------------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES
CLASS A AND CLASS D SHARES

The charts below show the applicable Class A and Class D front-end shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES
                         Sales Charge         Dealer
                            as % of        Commission
                      --------------------   as % of
                      Offering    Amount    Offering
Amount of purchase      Price    Invested     Price
=====================================================
Less than $50,000        5.75%      6.10%       5.00%
-----------------------------------------------------
50,000 to $99,999        4.75       4.99        4.00
-----------------------------------------------------
100,000 to $249,999      3.50       3.63        3.00
-----------------------------------------------------
250,000 to $499,999      2.50       2.56        2.00
-----------------------------------------------------
500,000 to $999,999      2.00       2.04        1.75
-----------------------------------------------------
1 million or more        None       None        None
-----------------------------------------------------

CLASS D SHARES
                               Sales Charge       Dealer
                                  as % of       Commission
                           -------------------   as % of
                           Offering    Amount    Offering
Amount of purchase           Price    Invested     Price
==========================================================
Less than $50,000             4.50%      4.71%      4.00%
---------------------------------------------------------
50,000 to $99,999             4.00       4.17       3.50
---------------------------------------------------------
100,000 to $249,999           3.00       3.09       2.50
---------------------------------------------------------
250,000 to $499,999           2.50       2.56       1.75
---------------------------------------------------------
500,000 to $999,999           2.00       2.04       1.25
---------------------------------------------------------
1 million to $24,999,999      0.50       0.50       0.50
---------------------------------------------------------
25 million or more            None       None       None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

As noted above, beginning March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.50% if you redeem any Class A shares within 18 months of the date of purchase. (See "Contingent deferred sales charge
(CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.50% on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

Prior to March 1, 2003, a different finder's fee was applicable.

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer sponsored retirement plan within a twelve month period from the purchase of any Gartmore Mutual Funds (Gartmore Funds) Class A shares.

-    The purchase can be made in any combination of Gartmore Funds.

- The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first 3 years of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

     - 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.

     - 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.

     -    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The above tables show how the
     ---------------------------------------------
     sales charge decreases as the amount of your investment increases.
-    Family Member Discount. Members of your family who live at the same address
     -----------------------
     can combine investments in the Gartmore Funds, possibly reducing the sales charge.
-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     -----------------------------
     Funds' Class A and Class D shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.
-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
-    Letter of Intent Discount. State in writing that during a 13-month period
     --------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a brokerdealer having a dealer/selling agreement with the Distributor. (Class A shares only)
- Any person who pays for the shares with the proceeds of one of the following sales:
-    Sales of non-Gartmore Fund shares

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


- Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

- Sales of Class A shares of another Gartmore Fund when they purchase Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares) To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the new shares within 60 days of the redemption, and you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Funds which have Class D shares)

- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code. (Class A shares only)

- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts). (Class A and Class D shares for those Funds which have Class D shares)

- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates. (Class A and Class D shares for those Funds which have Class D shares)

- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.). (Class A and Class D shares for those Funds which have Class D shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an [unaffiliated] brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B, Class C or Class D shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE-CLASS A, CLASS B, CLASS C AND CLASS D SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or

- if the redemption check is made payable to anyone other than the registered shareholder, or

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

- if the proceeds are mailed to any address other than the address of record, or

- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 years
Sale within   year   years   years   years   years   years   or more
=====================================================================
Sales charge     5%      4%      3%      3%      2%      1%        0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of Purchase  $1 million to $24,999,999   $25 million or more
====================================================================
All Funds                                0.50%                 0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

For certain sales to employer-sponsored retirement plans prior to March 1, 2003, a different CDSC may be applicable. Specifically, under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finders' fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC. All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC on Class B or Class C shares you paid into your account. We will also waive the CDSC on Class B or Class C if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B, Class C or Class D shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee- Class A, Class B, Class C and Class D shares". Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800- 848-0920 for information regarding such sales.

CAPITAL GAINS TAXES If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page __.

BY TELEPHONE. Calling 1-800- 848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death,

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800- 848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Funds. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B, CLASS C AND CLASS D SHARES

If the value of your Class A, B, C or D shares of a Fund falls below $2000 ($1000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Fund/Class          As a % of daily net assets
===================================================

Class A shares  0.25% (distribution or service fee)
---------------------------------------------------
Class B shares            1.00% (0.25% service fee)
---------------------------------------------------
Class C shares            1.00% (0.25% service fee)

Class D, Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares, the applicable CDSC will be the CDSC for the original Gartmore Fund. If you exchange Prime Shares of the Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C, Class D and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes-Exchanging Fund Shares" on page 24.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 19 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                          Exchange Fee
===========================================================
Gartmore Emerging Markets Fund . . . . . . . . . . .  2.00%
Gartmore International Growth Fund . . . . . . . . .  2.00%
Gartmore International Small Cap Growth Fund . . . .  2.00%
Gartmore Global Financial Services Fund. . . . . . .  2.00%
Gartmore Global Utilities Fund . . . . . . . . . . .  2.00%
Gartmore Global Health Sciences Fund . . . . . . . .  2.00%
Gartmore Worldwide Leaders Fund. . . . . . . . . . .  2.00%
Gartmore Nationwide Leaders Fund . . . . . . . . . .  2.00%
Gartmore U.S. Growth Leaders Fund. . . . . . . . . .  2.00%
Gartmore Global Technology and
Communications Fund. . . . . . . . . . . . . . . . .  2.00%
Gartmore Micro Cap Equity Fund . . . . . . . . . . .  1.50%
Gartmore Mid Cap Growth Fund . . . . . . . . . . . .  1.50%
Gartmore Millennium Growth Fund .. . . . . . . . . .  1.50%
Gartmore Value Opportunities Fund. . . . . . . . . .  1.50%
Nationwide Small Cap Fund. . . . . . . . . . . . . .  1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unles you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during tax season each year (unless you hold your shares in a qualified taxdeferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will generally distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, as are interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be

DISTRIBUTIONS AND TAXES

================================================================================


cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, longterm capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, as are interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another Fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if the Fund has not been in operation for the past five years, for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the year ended October 31, 2002 has been audited by Pricewaterhouse Coopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual report, which is available upon request. All other information has been audited by other auditors. The tables for the Total Return and Growth Funds for 1998 reflect information for one Class D share outstanding through the periods ended October 31 (prior to May 11, 1998, shares were without designation). The tables for these Funds also include information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the years ended October 31, 1999, October 31, 2000, and October 31, 2001 and for the Class C shares for the period from March 1, 2001 to October 31, 2001. The information for the Gartmore Large Cap Value Fund reflects the performance for the life of the Fund.

                                                      CLASS A        SHARES                                        CLASS B
GARTMORE                             YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED    YEAR ENDED     YEAR ENDED
TOTAL RETURN FUND                    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                        2001           2000           1999          1998(A)          2001           2000
=============================================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD               $      30.80   $      32.71   $      30.30   $       29.94   $      30.48   $      32.45
                                    -------------  -------------  -------------  --------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                0.08           0.16           0.17            0.06          (0.06)         (0.06)
Net realized and unrealized gains
  (losses) on investments                  (5.66)          0.14           2.84            0.38          (5.65)          0.13
                                    -------------  -------------  -------------  --------------  -------------  -------------
  Total investment activities              (5.58)          0.30           3.01            0.44          (5.71)          0.07
                                    -------------  -------------  -------------  --------------  -------------  -------------
DISTRIBUTIONS:
Net investment income                      (0.10)         (0.17)         (0.11)          (0.08)             -              -
Net realized gains                         (8.16)         (2.04)         (0.49)              -          (8.16)         (2.04)
In excess of net realized gains            (0.21)             -              -               -          (0.21)             -
                                    -------------  -------------  -------------  --------------  -------------  -------------
  Total distributions                      (8.47)         (2.21)         (0.60)          (0.08)         (8.37)         (2.04)
                                    -------------  -------------  -------------  --------------  -------------  -------------
Net increase (decrease)
  in net asset value                      (14.05)         (1.91)          2.41            0.36         (14.08)         (1.97)
                                    -------------  -------------  -------------  --------------  -------------  -------------
NET ASSET VALUE -
  END OF PERIOD                     $      16.75   $      30.80   $      32.71   $       30.30   $      16.40   $      30.48
                                    =============  =============  =============  ==============  =============  =============
  Total Return (excluding
  sales charge)                          (23.34%)          1.25%         10.05%        1.48%(b)       (24.19%)          0.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $    149,086   $     54,537   $              $      19,746   $     36,241   $     47,293
Ratio of expenses to
  average net assets                        1.15%          0.98%          0.96%        1.00%(c)          1.85%          1.73%
Ratio of net investment income
  (loss) to average net assets              0.32%          0.54%          0.53%        0.54%(c)        (0.30%)        (0.20%)
Portfolio turnover *                       71.36%         90.01%         13.88%          13.47%         71.36%         90.01%
=============================================================================================================================


                                       SHARES
GARTMORE                             YEAR ENDED     PERIOD ENDED
TOTAL RETURN FUND                    OCTOBER 31,    OCTOBER 31,
                                        1999          1998(A)
=================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD               $      30.18   $       29.94
                                    -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)               (0.03)              -
Net realized and unrealized gains
  (losses) on investments                   2.79            0.27
                                    -------------  --------------
  Total investment activities               2.76            0.27
                                    -------------  --------------
DISTRIBUTIONS:
Net investment income                          -           (0.03)
Net realized gains                         (0.49)              -
In excess of net realized gains                -               -
                                    -------------  --------------
  Total distributions                      (0.49)          (0.03)
                                    -------------  --------------
Net increase (decrease)
  in net asset value                        2.27            0.24
                                    -------------  --------------
NET ASSET VALUE -
  END OF PERIOD                     $      32.45   $       30.18
                                    =============  ==============
  Total Return (excluding
  sales charge)                             9.22%        0.90%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $     44,994   $      13,493
Ratio of expenses to
  average net assets                        1.72%        1.75%(c)
Ratio of net investment income
  (loss) to average net assets            (0.21%)      (0.20%)(c)
Portfolio turnover *                       13.88%          13.47%
=================================================================


                                                                 CLASS C         SHARES                        CLASS D
TABLES TO BE UPDATED                                           PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                               OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                 2001(D)          2001           2000           1999
=========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       19.12   $      30.67   $      32.60   $      30.26
                                                              --------------  -------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          (0.03)          0.13           0.23           0.25
Net realized and unrealized gains (losses) on investments             (2.68)         (5.65)          0.12           2.82
                                                              --------------  -------------  -------------  -------------
  Total investment activities                                         (2.71)         (5.52)          0.35           3.07
                                                              --------------  -------------  -------------  -------------
DISTRIBUTIONS:
Net investment income                                                 (0.01)         (0.14)         (0.24)         (0.24)
Net realized gains                                                        -          (8.16)         (2.04)         (0.49)
In excess of net realized gains                                           -          (0.21)             -              -
                                                              --------------  -------------  -------------  -------------
  Total distributions                                                 (0.01)         (8.51)         (2.28)         (0.73)
                                                              --------------  -------------  -------------  -------------
Net increase (decrease) in net asset value                            (2.72)        (14.03)         (1.93)          2.34
                                                              --------------  -------------  -------------  -------------
NET ASSET VALUE - END OF PERIOD                               $       16.40   $      16.64   $      30.67   $      32.60
                                                              ==============  =============  =============  =============
  Total Return (excluding sales charge)                          (14.16%)(b)       (23.22%)          1.40%         10.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $         175   $  1,458,371   $  2,085,243   $  2,443,493
Ratio of expenses to average net assets                             1.89%(c)          0.89%          0.78%          0.73%
Ratio of net investment income (loss) to average net assets       (0.45%)(c)          0.64%          0.74%          0.78%
Portfolio turnover*                                                   71.36%         71.36%         90.01%         13.88%
=========================================================================================================================


                                                                 SHARES
TABLES TO BE UPDATED                                           YEAR ENDED     YEAR ENDED
                                                               OCTOBER 31,    OCTOBER 31,
                                                                 1998(A)         1997
==========================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      26.57   $      20.41
                                                              -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.30           0.31
Net realized and unrealized gains (losses) on investments             6.23           7.44
                                                              -------------  -------------
  Total investment activities                                         6.53           7.75
                                                              -------------  -------------
DISTRIBUTIONS:
Net investment income                                                (0.30)         (0.31)
Net realized gains                                                   (2.54)         (1.28)
In excess of net realized gains                                          -              -
                                                              -------------  -------------
  Total distributions                                                (2.84)         (1.59)
                                                              -------------  -------------
Net increase (decrease) in net asset value                            3.69           6.16
                                                              -------------  -------------
NET ASSET VALUE - END OF PERIOD                               $      30.26   $      26.57
                                                              =============  =============
  Total Return (excluding sales charge)                              25.73%         40.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $  2,172,101   $  1,448,422
Ratio of expenses to average net assets                               0.66%          0.60%
Ratio of net investment income (loss) to average net assets           1.00%          1.32%
Portfolio turnover*                                                  13.47%         14.94%
==========================================================================================

------------
* Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising among the classes of shares.
(a) Shares first offered to public on May 11, 1998. Upon a trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b)  Not annualized.
(c)  Annualized.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

FINANCIAL HIGHLIGHTS

================================================================================


                                                            CLASS A        SHARES
GARTMORE GROWTH FUND                       YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED    YEAR ENDED
                                           OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                              2001           2000           1999          1998(A)          2001
====================================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD                     $      14.99   $      18.35   $      16.02   $       16.51   $      14.71
                                          -------------  -------------  -------------  --------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                     (0.05)         (0.08)          0.01           (0.02)         (0.10)
Net realized and unrealized gains
  (losses) on investments                        (5.85)         (0.84)          2.64           (0.47)         (5.87)
                                          -------------  -------------  -------------  --------------  -------------
  Total investment activities                    (5.90)         (0.92)          2.65           (0.49)         (5.97)
                                          -------------  -------------  -------------  --------------  -------------
DISTRIBUTIONS:
Net investment income                                -              -          (0.01)              -              -
Net realized gains                               (3.16)         (2.44)         (0.31)              -          (3.16)
In excess of net realized gains                  (0.04)             -              -               -          (0.04)
                                          -------------  -------------  -------------  --------------  -------------
  Total distributions                            (3.20)         (2.44)         (0.32)              -          (3.20)
                                          -------------  -------------  -------------  --------------  -------------
Net increase (decrease)
  in net asset value                             (9.10)         (3.36)          2.33           (0.49)         (9.17)
                                          -------------  -------------  -------------  --------------  -------------
NET ASSET VALUE -
  END OF PERIOD                           $       5.89   $      14.99   $      18.35   $       16.02   $       5.54
                                          =============  =============  =============  ==============  =============
  Total Return (excluding
  sales charge)                                (47.33%)        (6.43%)         16.85%      (2.97%)(b)       (49.10%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)        $      5,268   $      9,234   $      7,654   $       2,830   $      4,288
Ratio of expenses to average net assets           1.33%          1.04%          1.04%        1.11%(c)          2.12%
Ratio of net investment income
  (loss) to average net assets                  (0.60%)        (0.52%)        (0.02%)      (0.38%)(c)        (1.36%)
Portfolio turnover *                            210.72%        163.52%         35.18%          38.61%        210.72%
====================================================================================================================


                                             CLASS B        SHARES
GARTMORE GROWTH FUND                       YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                           OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                              2000           1999          1998(A)
======================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD                     $      18.20   $      15.98   $       16.51
                                          -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                     (0.15)         (0.06)          (0.04)
Net realized and unrealized gains
  (losses) on investments                        (0.90)          2.59           (0.49)
                                          -------------  -------------  --------------
  Total investment activities                    (1.05)          2.53           (0.53)
                                          -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                -              -               -
Net realized gains                               (2.44)         (0.31)              -
In excess of net realized gains                      -              -               -
                                          -------------  -------------  --------------
  Total distributions                            (2.44)         (0.31)              -
                                          -------------  -------------  --------------
Net increase (decrease)
  in net asset value                             (3.49)          2.22           (0.53)
                                          -------------  -------------  --------------
NET ASSET VALUE -
  END OF PERIOD                           $      14.71   $      18.20   $       15.98
                                          =============  =============  ==============
  Total Return (excluding
  sales charge)                                 (7.30%)         16.12%      (3.21%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)        $      8,180   $      6,210   $       1,557
Ratio of expenses to average net assets           1.80%          1.79%        1.88%(c)
Ratio of net investment income
  (loss) to average net assets                  (1.28%)        (0.76%)      (1.16%)(c)
Portfolio turnover *                            163.52%         35.18%          38.61%
======================================================================================

                                                               CLASS C SHARES                                    CLASS D
                                                                PERIOD ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                OCTOBER 31,      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                  2001(D)           2001           2000           1999
===========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $          7.11   $      15.03   $      18.36   $      16.02
                                                              ----------------  -------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.03)         (0.03)         (0.05)          0.03
Net realized and unrealized gains (losses) on investments               (1.53)         (5.86)         (0.84)          2.65
                                                              ----------------  -------------  -------------  -------------
  Total investment activities                                           (1.56)         (5.89)         (0.89)          2.68
                                                              ----------------  -------------  -------------  -------------
DISTRIBUTIONS:
Net investment income                                                       -              -              -          (0.03)
In excess of net investment income                                          -              -              -              -
Net realized gains                                                          -          (3.16)         (2.44)         (0.31)
In excess of net realized gains                                             -          (0.04)             -              -
                                                              ----------------  -------------  -------------  -------------
  Total distributions                                                       -          (3.20)         (2.44)         (0.34)
                                                              ----------------  -------------  -------------  -------------
Net increase (decrease) in net asset value                              (1.56)         (9.09)         (3.33)          2.34
                                                              ----------------  -------------  -------------  -------------
NET ASSET VALUE - END OF PERIOD                               $          5.55   $       5.94   $      15.03   $      18.36
                                                              ================  =============  =============  =============
  Total Return (excluding sales charge)                            (21.94%)(b)       (47.07%)        (6.23%)         17.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $            58   $    385,898   $    834,816   $  1,014,687
Ratio of expenses to average net assets                               2.27%(c)          1.10%          0.83%          0.80%
Ratio of net investment income (loss) to average net assets         (1.41%)(c)        (0.38%)        (0.30%)          0.19%
Portfolio turnover *                                                   210.72%        210.72%        163.52%         35.18%
===========================================================================================================================


                                                                 SHARES
                                                               YEAR ENDED     YEAR ENDED
                                                               OCTOBER 31,    OCTOBER 31,
                                                                 1998(A)         1997
==========================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      16.32   $      13.34
                                                              -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.03           0.12
Net realized and unrealized gains (losses) on investments             2.32           3.94
                                                              -------------  -------------
  Total investment activities                                         2.35           4.06
                                                              -------------  -------------
DISTRIBUTIONS:
Net investment income                                                (0.03)         (0.12)
In excess of net investment income                                   (0.01)             -
Net realized gains                                                   (2.61)         (0.96)
In excess of net realized gains                                          -              -
                                                              -------------  -------------
  Total distributions                                                (2.65)         (1.08)
                                                              -------------  -------------
Net increase (decrease) in net asset value                           (0.30)          2.98
                                                              -------------  -------------
NET ASSET VALUE - END OF PERIOD                               $      16.02   $      16.32
                                                              =============  =============
  Total Return (excluding sales charge)                              15.94%         32.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $    914,178   $    818,124
Ratio of expenses to average net assets                               0.73%          0.64%
Ratio of net investment income (loss) to average net assets           0.19%          0.81%
Portfolio turnover *                                                 38.61%         45.07%
==========================================================================================

------------
* Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) Shares first offered to public on May 11, 1998. Upon a trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b)  Not annualized.
(c)  Annualized.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

                                                      CLASS A         SHARES                        CLASS B         SHARES
GARTMORE LARGE CAP VALUE FUND        YEAR ENDED     YEAR ENDED     PERIOD ENDED    YEAR ENDED     YEAR ENDED     PERIOD ENDED
(FORMERLY, NATIONWIDE LARGE CAP      OCTOBER 31,    OCTOBER 31,     OCTOBER 31     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
VALUE FUND)                             2001           2000          1999(a)          2001-          2000          1999(a)
==============================================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD               $      10.96   $      10.32   $       10.00   $      10.84   $      10.24   $       10.00
                                    -------------  -------------  --------------  -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                0.10           0.15            0.07           0.02           0.07           (0.02)
Net realized and unrealized gains
  (losses) on investments                  (0.98)          0.67            0.32          (0.98)          0.68            0.27
                                    -------------  -------------  --------------  -------------  -------------  --------------
    Total investment activities            (0.88)          0.82            0.39          (0.96)          0.75            0.25
                                    -------------  -------------  --------------  -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                      (0.10)         (0.14)          (0.07)         (0.02)         (0.11)          (0.01)
In excess of net realized gains                -          (0.04)              -              -          (0.04)              -
                                    -------------  -------------  --------------  -------------  -------------  --------------
    Total distributions                    (0.10)         (0.18)          (0.07)         (0.02)         (0.15)          (0.01)
                                    -------------  -------------  --------------  -------------  -------------  --------------
Net increase (decrease) in net
  asset value                              (0.98)          0.64            0.32          (0.98)          0.60            0.24
                                    -------------  -------------  --------------  -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD     $       9.98   $      10.96   $       10.32   $       9.86   $      10.84   $       10.24
                                    =============  =============  ==============  =============  =============  ==============
    Total Return (excluding sales
      charge)                             (8.07%)          8.09%        3.86%(b)        (8.84%)          7.42%        2.50%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $     27,824   $     30,726   $      25,883   $        528   $        408   $         155
Ratio of expenses to average net
  assets                                    1.15%          1.15%        1.15%(c)          1.90%          1.90%        1.90%(c)
Ratio of net investment income
  (loss) to average net assets              0.96%          1.47%        0.85%(c)          0.21%          0.70%        0.13%(c)
Ratio of expenses to average net
  assets*                                   1.64%          1.77%        1.87%(c)          3.24%          3.56%        5.34%(c)
Portfolio turnover**                      156.09%         88.41%         120.94%        156.09%         88.41%         120.94%
==============================================================================================================================

                                                               CLASS C SHARES    INSTITUTIONAL    SERVICE CL      ASS SHARES
                                                                PERIOD ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                                OCTOBER 31,       OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001(d)            2001-           2000-         1999(a)
==============================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $         11.21   $        10.98   $      10.35   $       10.00
                                                              ----------------  ---------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                             0.02             0.12           0.16            0.08
Net realized and unrealized gains (losses) on investments               (1.34)           (0.98)          0.67            0.33
                                                              ----------------  ---------------  -------------  --------------
    Total investment activities                                         (1.32)           (0.86)          0.83            0.41
                                                              ----------------  ---------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                   (0.04)           (0.09)         (0.16)          (0.06)
In excess of net realized gains                                             -                -          (0.04)              -
                                                              ----------------  ---------------  -------------  --------------
    Total distributions                                                 (0.04)           (0.09)         (0.20)          (0.06)
                                                              ----------------  ---------------  -------------  --------------
Net increase (decrease) in net asset value                              (1.36)           (0.95)          0.63            0.35
                                                              ----------------  ---------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $          9.85   $        10.03   $      10.98   $       10.35
                                                              ================  ===============  =============  ==============
    Total Return (excluding sales charge)                          (11.82%)(b)          (7.86%)          8.20%        4.05%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $            58   $           68   $      1,645   $         755
Ratio of expenses to average net assets                               1.90%(c)            1.00%          1.00%        1.00%(c)
Ratio of net investment income (loss) to average net assets           0.11%(c)            1.03%          1.56%        0.77%(c)
Ratio of expenses to average net assets*                              3.94%(c)            1.44%          1.64%        4.21%(c)
Portfolio turnover**                                                   156.09%          156.09%         88.41%         120.94%
==============================================================================================================================

------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
+ Net investment income (loss) is based on average shares outstanding during the period.
(a) For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m. Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-848-0920 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

WWW.GARTMOREFUNDS.COM                                               GG-0008 3/03

CORE FIXED INCOME Series

Gartmore Bond Fund
Gartmore Tax-Free Income
Fund Gartmore Government Bond Fund
Gartmore Morley Enhanced Income Fund
Gartmore Money Market Fund


GARTMORE FUNDS                                             www.gartmorefunds.com

================================================================================

PROSPECTUS
March 1, 2003


[GRAPHIC OMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
GARTMORE                      disapproved these Funds' shares or determined
------------------            whether this prospectus is complete or accurate.
Global Investments            To state otherwise is a crime.


--------------------------------------------------------------------------------
Look BEYOND.(SM)

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES-THE BOND FUNDS . . . . . . . . . . . . . . . . . . . . . . . .  3
Gartmore Bond Fund
Gartmore Tax-Free Income Fund
Gartmore Government Bond Fund
Gartmore Morley Enhanced Income Fund

FUND SUMMARY-THE MONEY MARKET FUND. . . . . . . . . . . . . . . . . . . . . . 15
Gartmore Money Market Fund

MORE ABOUT THE BOND FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Other Principal Investments and Techniques
Other Principal Risks

MORE ABOUT THE MONEY MARKET FUND. . . . . . . . . . . . . . . . . . . . . . . 21
Other Principal Investments and Techniques
Principal Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Investment Advisers
Portfolio Managers

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . . . . . . . . . . . . . . 24
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about five of the Gartmore Mutual Funds, which include four bond funds and a money market fund (individually, a "Fund," together, the "Funds"). The "Bond Funds" means all of the bond funds offered in this prospectus, and the "Money Market Fund" means the Gartmore Money Market Fund. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Bond Funds" beginning on page 18 or "More about the Money Market Fund" beginning on page 21. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Funds have the following share classes:

Gartmore Bond Fund
     -    Class A
     -    Class B
     -    Class C
     -    Class D

Gartmore Tax-Free Income Fund
     -    Class A
     -    Class B
     -    Class C
     -    Class D

Gartmore Government Bond Fund
     -    Class A
     -    Class B
     -    Class C
     -    Class D

Gartmore Morley Enhanced Income Fund
     -    Class A
     -    Institutional Service Class
     -    Institutional Class

Gartmore Money Market Fund
     -    Prime Shares
     -    Service Class
     -    Institutional Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 24.

FUND SUMMARIES - GARTMORE BOND FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income as is consistent with preservation of capital.

To achieve its goal, the Fund seeks an attractive risk-adjusted total return, with an emphasis on current income. It seeks to achieve its goal by investing primarily in investment-grade securities, focusing largely on corporate bonds and U.S. government securities. Under normal conditions, the Fund will invest at least 80% of its net assets in bonds, which include debentures and notes.

The Fund also invests in foreign government and corporate bonds, denominated in U.S. dollars, and in mortgage- backed and asset-backed securities. It may also invest in commercial paper rated in one of the two highest rating categories by a rating agency.

The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will have a duration of four to seven years. In choosing to buy a debt security, the portfolio manager looks for value. A security may be sold to take advantage of more favorable opportunities. The Fund may sell a debt security as it gets closer to maturity in order to maintain the Fund's target duration and achieve an attractive total return.

INVESTMENT-GRADE SECURITIES
The Fund focuses on "investment grade" taxable debt securities, including corporate debt instruments that have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline if the value the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed- rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

FUND SUMMARIES - GARTMORE BOND FUND

================================================================================


For additional information, see "More about the Bond Funds" beginning page 18.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before- tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class D shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

Annual Returns-Class D shares(1) (years ended December 31)

[GRAPHIC OMITTED]

 1993   1994   1995  1996  1997  1998   1999  2000  2001  2002
10.7%  -8.1%  24.2%  1.5%  9.3%  8.4%  -2.8%  7.4%  9.8%  0.0%

Best Quarter:    -%    - qtr. of -
Worst Quarter:   -%    - qtr of -

----------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-848-0920 for the Fund's current 30-day yield.

Average annual returns(1) - as of 12/31/02   1 year   5 years   10 years

Class A shares-Before Taxes(2)                ____%     ____%      ____%

Class B shares-Before Taxes(2)                ____%     ____%      ____%

Class C shares-Before Taxes(3)                ____%     ____%      ____%

Class D shares-Before Taxes                   ____%     ____%      ____%

Class D shares-After Taxes on
Distributions                                 ____%     ____%      ____%

Class D shares-After Taxes on
Distributions and Sale of Shares              ____%     ____%      ____%
Lehman Brothers Govt./Corporate
Bond Index(4)                                 ____%     ____%      ____%

----------------

1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

2 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

3 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition, for the period from May 11, 1998 through March 1, 2001 when Class C shares were implemented, the performance of Class C shares is based on the performance shown for Class D shares. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance for Class C shares would have been lower as a result of their additional expenses.

4 The Lehman Brothers Government/Corporate Bond Index-an unmanaged index of government and corporate bonds-gives a broad look at how the prices of U.S. government and corporate bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

================================================================================


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.


Shareholder Fees(1)
(paid directly from your         Class A   Class B   Class C    Class D
investment)                       shares    shares    shares     shares
========================================================================
Maximum Sales Charge             4.75%(2)      None     1.00%   4.50%(2)
(Load) imposed on
purchases (as a percentage
of offering price)
------------------------------------------------------------------------
Maximum Deferred Sales           None(3)   5.00%(4)  1.00%(5)      None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
------------------------------------------------------------------------

Annual Fund Operating Expenses   Class A   Class B   Class C   Class D
(deducted from Fund assets)      shares    shares    shares    shares
========================================================================
Management Fees                     0.50%     0.50%     0.50%     0.50%
------------------------------------------------------------------------
Distribution and/or Service
12b-1) Fees                         0.25%     0.85%     0.85%      None
------------------------------------------------------------------------
Other Expenses(6)                   0.28%     0.28%     0.28%     0.28%
========================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                 1.03%     1.63%     1.63%     0.78%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" beginning on page 27.

3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year   3 years   5 years   10 years
====================================================================
Class A shares                $   550  $    763  $    993  $   1,653
--------------------------------------------------------------------
Class B shares                $   666  $    814  $  1,087  $   1,698
--------------------------------------------------------------------
Class C shares                $   364  $    609  $    978  $   2,013
--------------------------------------------------------------------
Class D shares $526                    $    688  $    864  $   1,373
--------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares(1):

                               1 year   3 years   5 years   10 years
====================================================================
Class B shares                $   166  $    514  $    887  $   1,698
--------------------------------------------------------------------
Class C shares                $   264  $    609  $    978  $   2,013

----------------
1 Expenses paid on the same investment in Class A and Class D shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE TAX-FREE INCOME FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital through investing in investment-grade municipal obligations.

To achieve its objective, the Fund invests at least 80% of its net assets in securities, the interest income from which is exempt from federal income taxes. In addition, the Fund may also invest up to 20% of its net assets in securities, the interest income from which is treated as a preference item for purposes of the federal alternative minimum tax. The Fund focuses on municipal obligations that have been rated within the four highest rating categories by a rating agency (such as Standard & Poor's Corporation or Moody's Investors Services, Inc.), or if not rated, are of equivalent quality. These obligations are issued by states, U.S. territories, and their political subdivisions.

The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities, and floating and variable-rate bonds. In choosing to buy a security, the portfolio manager looks for value. A security may be sold to take advantage of more favorable opportunities.

MUNICIPAL OBLIGATIONS
Municipal obligations are issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a government or governmental entity; the government or governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

TAX RISK. As a shareholder in the Fund, you may also face two types of tax risk. There is a risk that the federal income tax rate will be reduced and the value of the tax-exemption will be less valuable. There is also the risk that a municipal bond, which is issued as tax-exempt, will eventually be declared taxable.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

For additional information, see "More About the Bond Funds" beginning on page
18.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before- tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class D shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS D SHARES(1) (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

 1993   1994   1995  1996  1997  1998   1999  2000  2001  2002
12.7%  -9.1%  17.5%  3.7%  8.6%  5.6%  -3.6%  11.4  4.6%  0.0%


Best Quarter:  -% - qtr. of -

Worst Quarter: -% - qtr of -

1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800- 848-0920 for the Fund's current 30-day yield.

Average annual returns(1) - as of 12/31/02   1 year   5 years   10 years
=========================================================================
Class A shares-Before Taxes(2)                  ___%      ___%       ___%

Class B shares-Before Taxes(2)                  ___%      ___%       ___%

Class C shares-Before Taxes(3)                  ___%      ___%       ___%

Class D shares-Before Taxes                     ___%      ___%       ___%

Class D shares-After Taxes on
  Distributions                                 ___%      ___%       ___%

Class D shares-After Taxes on
  Distributions and Sale of Shares              ___%      ___%       ___%

Lehman Brothers Municipal
  Bond Index(5)                                 ___%      ___%       ___%

----------------
1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of the Fund's predecessor for periods prior to May 11, 1998.

2 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

3 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition, for the period from May 11, 1998 through March 1, 2001 when Class C shares were implemented, the performance of Class C shares is based on the performance shown for Class D shares. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance for Class C shares would have been lower as a result of their additional expenses.

4 The performance for "Class D shares-After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

5 The Lehman Brothers Municipal Bond Index-an unmanaged index of municipal bonds-gives a broad look at how the bond prices of municipal bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FUND SUMMARIES - GARTMORE TAX-FREE INCOME FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees(1)
(paid directly from your           Class A   Class B   Class C   Class D
investment)                         shares    shares    shares    shares
=========================================================================
Maximum Sales Charge              4.75%(2)  None         1.00%   4.50%(2)
(Load) imposed on
purchases (as a percentage
of offering price)
-------------------------------------------------------------------------
Maximum Deferred Sales            None(3)   5.00%(4)  1.00%(5)      None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
-------------------------------------------------------------------------

Annual Fund Operfating Expenses    Class A   Class B   Class C   Class D
(deducted from Fund Assets)         shares    shares    shares    shares
=========================================================================
Management Fees                      0.50%     0.50%     0.50%     0.50%
-------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                         0.25%     0.85%     0.85%      None
-------------------------------------------------------------------------
Other Expenses(6)                    0.24%     0.24%     0.24%     0.24%
=========================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                   0.99%     1.59%     1.59%     0.74%

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" beginning on page 27.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A, Class B and Class C Shares" beginning on page 30.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C Shares" beginning on page 30.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 years   3 year   5 years   10 years
===================================================================
Class A shares               $    546  $   751  $    972  $   1,608
-------------------------------------------------------------------
Class B shares               $    662  $   802  $  1,066  $   1,653
-------------------------------------------------------------------
Class C shares               $    360  $   597  $    957  $   1,970
-------------------------------------------------------------------
Class D shares               $    522  $   676  $    843  $   1,327
-------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares(1):

                              1 years   3 year   5 years   10 years
===================================================================
Class B shares               $    162  $   502  $    866  $   1,653
-------------------------------------------------------------------
Class C shares               $    260  $   597  $    957  $   1,970

----------------
1 Expenses paid on the same investment in Class A and Class D shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE GOVERNMENT BOND FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income as is consistent with the preservation of capital.

To achieve its goal, the Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Fund's shares. Under normal conditions, the Funds invests at least 80% of its net assets in U.S. government and agency bonds, bills and notes. The Fund may also invest in mortgage- backed securities issued by U.S. government agencies. The dollar-weighted average portfolio maturity of the Fund's assets will generally be five to nine years.

To select investments that fit the Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. A security may be sold to take advantage of more favorable opportunities.

The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will typically have a duration of four to six years.

BOND MATURITY
Bond maturity simply means the life of a bond before it comes due and must be repaid. Generally, the longer the bond's maturity, the higher the interest rate. This compensates investors for tying up their investments for longer periods. However, as described below, bonds with longer maturities are also more sensitive to price shifts caused by interest rate changes.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

Some of the securities purchased by the Fund are virtually immune to credit risk, because they are issued and backed by the "full faith and credit" of the U.S. government. This means the U.S. government has the power to tax its citizens in order to pay its debts. Other securities are issued by U.S. government agencies and are not backed by the full faith and credit of the U.S. government, but are backed by the issuing agency.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

For additional information, see "More About the Bond Funds" beginning on page
18.

FUND SUMMARIES - GARTMORE GOVERNMENT BOND FUND
                 (FORMERLY NATIONWIDE GOVERNMENT BOND FUND)

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class D shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS D SHARES(1) (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

 1993   1994   1995  1996  1997  1998   1999  2000  2001  2002
 8.8%  -3.6%  18.6%  3.3%  9.5%  8.2%  -2.0%  12.9  7.9%  0.0%

Best Quarter:  - qtr. of -

Worst Quarter: - qtr of -

----------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-848-0920 for the Fund's current 30-day yield.

                                                                      Since
Average annual returns(1) - as of 12/31/02   1 year   5 years   Inception(2)
============================================================================
Class A shares-Before Taxes(3)                  ___%     ____%         ____%

Class B shares-Before Taxes(3)                  ___%     ____%         ____%

Class C shares-Before Taxes(4)                  ___%     ____%         ____%

Class D shares-Before Taxes                     ___%     ____%         ____%

Class D shares-After Taxes on
  Distributions                                 ___%     ____%         ____%

Class D shares-After Taxes on
  Distributions and Sale of Shares              ___%     ____%         ____%

Merrill Lynch Government
  Master Index(5)                               ___%     ____%         ____%

---------------
1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

2    The Fund began operations on February 10, 1992.

3 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

4 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition, for the period from May 11, 1998 through March 1, 2001 when Class C shares were implemented, the performance of Class C shares is based on the performance shown for Class D shares. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance for Class C shares would have been lower as a result of its additional expenses.

5 The Merrill Lynch Government Master Index gives a broad look at how U.S. government bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees(1)                   Class A   Class B   Class C   Class D
(paid directly from your investment)   shares    shares    shares    shares
============================================================================
Maximum Sales Charge                  4.75%(2)     None      1.00%  4.50%(2)
(Load) imposed on
purchases (as a percentage
of offering price)
----------------------------------------------------------------------------
Maximum Deferred Sales                None(3)   5.00%(4)   1.00%5      None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
----------------------------------------------------------------------------

Annual Fund Operating Expenses         Class A   Class B   Class C   Class D
(deducted from Fund assets)             shares    shares    shares    shares
============================================================================
Management Fees                          0.50%     0.50%     0.50%     0.50%

Distribution and/or Service
(12b-1) Fees                             0.25%     0.85%     0.85%     None

Other Expenses(6)                        0.37%     0.23%     0.23%     0.31%
----------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(7)                    1.12%     1.58%     1.58%     0.81%

-----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" beginning on page 27.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

7 Gartmore Mutual Fund Capital Trust (GMF), the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 0.79% for Class A, B, C and Class D shares through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 years   3 year   5 years   10 years
======================================================
Class A shares  $    ___  $   ___  $   ____  $   _____
------------------------------------------------------
Class B shares  $    ___  $   ___  $   ____  $   _____
------------------------------------------------------
Class C shares  $    ___  $   ___  $   ____  $   _____
------------------------------------------------------
Class D shares  $    ___  $   ___  $   ____  $   _____

You would pay the following expenses on the same investment if you did not sell your shares:(1)

                 1 years   3 year   5 years   10 years
======================================================
Class B shares  $    ___  $   ___  $   ____  $   _____
------------------------------------------------------
Class C shares  $    ___  $   ___  $   ____  $   _____

----------------
1 Expenses paid on the same investment in Class A and Class D shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE MORLEY ENHANCED INCOME FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in your account value.

To achieve its goals, under normal conditions, the Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund will be managed so that its duration will not exceed two years. The Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value. Depending on market conditions, the Fund may also enter into book value maintenance agreements (wrap contracts) with one or more highly rated financial institutions for the purpose of maintaining some of the Fund's assets at a stable book value.

When selecting securities for the Fund, the Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund. A security may be sold to take advantage of more favorable opportunities.

The Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the use of derivatives, including the potential availability and use of wrap contracts, to hedge the Fund will enable the Fund to meet its investment objective of limited fluctuation of the Fund's net asset value. There can be no guarantee that the Fund will meet its objective.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. The Fund limits this risk by purchasing high-grade debt securities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund. Because the Fund invests primarily in fixed-rate debt securities with short-to-moderate maturities or variable-rate debt securities with frequent interest rate resets, this risk is lower than for funds with longer maturities. The Fund may also use wrap contracts to limit the impact of interest rate changes on the Fund's net asset value.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage- and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can make the price and yield of mortgage- backed securities volatile. In addition, rising interest rates may cause pre- payments to occur at a slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

RISK OF USING WRAP CONTRACTS. If the Fund elects to use wrap contracts, it will incur certain additional risks associated with these contracts and their providers. The credit standing of certain wrap providers may deteriorate over time, impairing the value of their contracts, and the Fund may not be able to renegotiate, replace, or provide for successor contracts in a timely or economical manner.

If either or both of these events were to occur, the duration of the Fund could be affected, and the net asset value of the Fund could be subject to increased fluctuation.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. The Fund will limit liquidity risk by investing primarily in relatively short-term, high-grade securities, and by maintaining a reasonable cash balance to fund redemptions and investment purchase opportunities.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counter parties to over-the-counter derivatives contracts present default risks if such counter parties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For additional information, see "More About the Bond Funds" beginning on page
18.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and afer-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

2000  2001  2002
4.8%  2.5%  0.0%

Best Quarter:   - qtr. of -
Worst Quarter:  - qtr. of -

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-848-0920 for the Fund's current 30-day yield.

FUND SUMMARIES - GARTMORE MORLEY ENHANCED INCOME FUND

================================================================================


                                                        One          Since
Average annual returns-as of 12/31/02(1)                year      Inception(2)
==============================================================================
Class A shares - Before Taxes                               ___%          ___%
------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions               ___%          ___%
------------------------------------------------------------------------------
Class A shares - After Taxes on                             ___%          ___%
------------------------------------------------------------------------------
Distributions and Sales of shares
Institutional Service Class shares - Before Taxes           ___%          ___%
------------------------------------------------------------------------------
Institutional Class shares - Before Taxes                   ___%          ___%
------------------------------------------------------------------------------
Lipper Ultra-Short Bond Fund Index(4)                       ___%          ___%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on December 29, 1999.

3 The performance for "Class A shares-After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 The Lipper Ultra-Short Bond Fund Index consists of funds with at least 65% of their assets in investment-grade debt instruments and maintains a portfolio with average maturity between 91 and 365 days. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund.

                                                Institutional   Institutional
Shareholder Fees(1)                   Class A   Service Class           Class
(paid directly from your investment)   shares          shares          shares
==============================================================================
Maximum Sales Charge (Load)           3.75%(2)           None            None
imposed on purchases (as a
percentage of offering price)
------------------------------------------------------------------------------
Maximum Deferred Sales Charge          None(3)           None            None
(Load) imposed on redemptions
(as a percentage of original
purchase price or sale
proceeds, as applicable)
-----------------------------------------------------------------------------
                                                Institutional   Institutional
Annual Fund Operating Expenses        Class A   Service Class           Class
(deducted from Fund assets)            shares          shares          shares
==============================================================================
Management Fees                          0.35%           0.35%           0.35%
Distribution and/or Service
------------------------------------------------------------------------------
(12b-1) Fees                             0.25%           None            None
------------------------------------------------------------------------------
Other Expenses(4)                        0.31%           0.56%           0.31%
==============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(5)                    0.91%           0.91%           0.66%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" beginning on page 27.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. For more information, see "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

4 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

5 The Fund's investment adviser and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.45% for Class A, Institutional and Institutional Class shares. The Fund is authorized to reimburse the investment adviser for management fees previously waived and/or for the cost of Other Expenses paid by the investment adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Class A shares              $   ___  $    ___  $    ___  $   _____
------------------------------------------------------------------
Institutional Service
Class shares                $   ___  $    ___  $    ___  $   _____
------------------------------------------------------------------
Institutional Class shares  $   ___  $    ___  $    ___  $   _____

FUND SUMMARY - GARTMORE MONEY MARKET FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

This Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, U.S. Government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, are of comparable quality. The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. Typically, the Fund's dollarweighted average maturity will be 90 days or less.

The Fund invests in securities which the portfolio manager believes to have the best return potential. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, to maintain target allocations and to take advantage of more favorable opportunities.

WHY INVEST IN A MONEY MARKET FUND?
By investing in short-term corporate and government bonds and other debt instruments, money market funds provide current income to investors and allow easy access to their money. Money market funds are for riskaverse investors or investors who want to earn competitive yields on cash they may need on short notice. While the Money Market Fund pays dependable income, there is no guarantee that the Fund's earnings will stay ahead of inflation or always provide a certain level of income.

PRINCIPAL RISKS

Although the Fund's objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the shortterm nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes. This could lead to a greater fluctuation in the value of the securities the Fund owns.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixedrate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Particularly when interest rates are falling, debtors may refinance their loans or obligations earlier than anticipated, and the issuers of asset-backed commercial paper may, therefore, repay principal in advance. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income.

For additional information, see "More About the Money Market Fund" on page 21.

FUND SUMMARY - GARTMORE MONEY MARKET FUND

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of the Consumer Price Index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS-PRIME SHARES1 (YEARS ENDED DECEMBER 31)

Best Quarter:         -%    - qtr. of -
Worst Quarter:        -%    - qtr. of -

 1993   1994   1995   1996   1997   1998   1999   2000   2001    2002
2.60%  3.70%  5.50%  5.00%  5.10%  5.10%  4.70%  5.90%  3.50%    0.0%

---------------
1 These returns reflect performance after expenses are deducted and include the performance of the Fund's predecessor for periods prior to May 11, 1998. Prime shares were created after January 4, 1999. Please call 1-800-848-0920 for the Fund's current 7-day yield.

Average annual returns - as of 12/31/02   1 year   5 years   10 years
Prime Shares                                 ___%     ____%       ___%
----------------------------------------------------------------------
Service Class Shares(1)                      ___%     ____%       ___%
----------------------------------------------------------------------
Institutional Class(2)                       ___%     ____%       ___%

1 These returns include performance of the Fund predecessor, which was achieved prior to the creation of the Service Class (January 4, 1999), which is the same as the performance shown for the Prime Shares through January 4, 1999. The returns have not been restated for the higher fees of the Service Class shares. Had Service Class shares been in existence for the time periods presented, the performance of the Service Class shares would have been lower as a result of their additional expenses.

2 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998) and which is the same as the performance shown for the Prime Shares through May 11, 1998. In addition, for the period from May 11, 1998 through December 13, 2001, when Institutional Class shares were implemented, the performance of the Institutional Class shares is based on the performance shown for the Prime Shares. The returns do not reflect the Institutional Class shares' lower estimated expenses.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales charges to purchase or sell shares of the Money Market Fund.

                                          Service   Institutional
Annual Fund Operating Expenses    Prime     Class           Class
(deducted from Fund Assets)      shares    shares          shares
==================================================================
Management Fees                    0.39%     0.39%           0.39%

Distribution and Service
(12b-1) Fees                     None        0.15%  None

Other Expenses(1)                  0.30%     0.45%           0.20%
==================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(2)              0.69%  0.99%(3)           0.59%

---------------

1 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

2 The Fund's investment adviser and the Fund have entered into a written contract limiting operating expenses (excluding any faxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.59% for Prime, Service and Institutional Class shares at least through February 29, 2004. The Fund is authorized to reimburse the investment adviser for management fees previously waived and/or for the cost of Other Expenses paid by the investment adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitation noted above. GMF may request and receive reimbursement of fees waived or reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement was made.

3 GMF and the Fund have also entered into a written contract limiting Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% for the Service Class at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

     With respect to credit risk, securities issued by some government agencies are only backed by the issuing agency, and are subject to some credit risk. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Prime Shares                $   ___  $    ___  $    ___  $     ___
------------------------------------------------------------------
Service Class Shares        $   ___  $    ___  $    ___  $     ___
------------------------------------------------------------------
Institutional Class Shares  $   ___  $    ___  $    ___  $     ___

MORE ABOUT THE BOND FUNDS

================================================================================


OTHER PRINCIPAL INVESTMENTS AND TECHNIQUES

The Bond Funds may use the following principal investments and techniques described below in an effort to increase returns, protect assets or diversify investments. Unless otherwise indicated, each of the Bond Funds may utilize those techniques. These techniques are subject to certain risks.

The Statement of Additional Information (SAI) contains additional information about all of the Bond Funds, including the Bond Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

INVESTMENT-GRADE BONDS (BOND, TAX-FREE, GOVERNMENT AND ENHANCED INCOME). These include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer's financial condition and stability and assigns a rating to the security. If a rating agency changes the bond's rating, it may affect the bond's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

MEDIUM-GRADE OBLIGATIONS (BOND AND TAX-FREE). Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment- grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higherrated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by GMF to consider what action, if any, a Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

U.S. GOVERNMENT SECURITIES (GOVERNMENT, BOND AND ENHANCED INCOME). These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
-    The Federal Home Loan Banks;
-    The Federal National Mortgage Association (FNMA);
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC); and
-    The Federal Farm Credit Banks.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayment rates and other factors may affect the value of these securities.

-    U.S. Government securities with remaining maturities of 397 days or less,
- Commercial paper issued by corporations, foreign governments, states and municipalities and rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency),
- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency,
- Short-term bank obligations (including certificates of deposit and time deposits) rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less),
- Repurchase agreements relating to debt obligations that the Fund could purchase directly,
- Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but these obligations are high quality investments that offer a fixed rate of return, as well as liquidity.

ZERO-COUPON SECURITIES (TAX-FREE). Zero-coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero-coupon securities are sold at a deep discount.

Zero-coupon securities may be subject to greater price changes, as a result of changing interest rates, than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero-coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of their assets at inappropriate times in order to generate cash to make the distributions.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (GOVERNMENT, BOND AND ENHANCED INCOME). U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers; however, as a principal strategy, the Government Bond Fund will not invest in mortgage-backed securities issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates as their collateral. CMOs can be issued by the U.S. government or its agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest-rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Assetbacked securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage-backed securities. Only the Enhanced Income Fund and the Bond Fund will invest in assetbacked securities as a principal technique.

FLOATING- AND VARIABLE-RATE SECURITIES (ALL BOND FUNDS). Floating and variable-rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, they are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the repaid principal will be reinvested when the market is paying a lower interest rate, reducing a Fund's income. A Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities they would otherwise purchase.

MUNICIPAL OBLIGATIONS (TAX-FREE). Municipal obligation interest is generally exempt from federal income taxes.

Municipal obligations include revenue bonds (which are paid from the revenue of a specific project), general-obligation bonds (which are backed by the taxing power of the issuer), and moral-obligation bonds (which are normally issued by special-purpose public authorities). If the issuer of moral-obligation bonds is unable to pay interest from current revenues, it can draw from a reserve fund, the restoration of which is a moral commitment but not a legal obligation of that issuer. The principal risks of municipal obligations are credit risk and interest rate risk, although local, political and economic factors may also adversely affect the value and liquidity of municipal securities.

MATURITY (ALL BOND FUNDS). Every debt security has a stated maturity date-when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed bonds.

A bond mutual fund has no stated maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective, rather than the stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION (ALL BOND FUNDS). Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years-the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

DERIVATIVES (ENHANCED INCOME). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying security. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes.

MORE ABOUT THE BOND FUNDS

================================================================================

TEMPORARY  DEFENSIVE  POSITIONS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser [or subadviser (include if appropriate)] believes that business, economic, political or financial conditions warrant, a Fund, subject to the Fund's permitted investments, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and (5) subject to the limits of the 1940 Act; shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

The Fund may use derivatives to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

WRAP CONTRACTS (ENHANCED INCOME). Wrap contracts may cover certain assets of the Fund and are intended to reduce the volatility of the Fund's net asset value. A wrap contract is an agreement between the Fund and a financial institution, typically a highly-rated bank or insurance company (a wrap provider), to maintain certain Fund assets at their purchase price plus accrued interest. Under normal circumstances, the value of a wrap contract is the difference between the aggregate book value and the current market value of covered assets. A wrap contract therefore gains value when the market price of covered assets declines, and decreases in value when the market price of the covered assets increases. The Enhanced Income Fund expects to pay an annual premium of between 0.10% and 0.20% on the book value of any assets in the Fund which are covered by wrap contracts. The Enhanced Income Fund does not anticipate purchasing contracts on more than 50% of the Fund's assets.

Wrap contracts are considered illiquid assets of the Fund. In addition to liquidity risk, wrap contracts are subject to the credit risk of the wrap provider, and also to the risk that the Fund may be unable to replace a wrap contract that is maturing or subject to termination. Although wrap contracts are designed to reduce the volatility of the Fund's net asset value, they may not always be able to do so.

OTHER PRINCIPAL RISKS

FOREIGN RISK (BOND).

- COUNTRY. General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Generally, the Fund can decrease in value when the individual securities it owns decrease in value. A company's securities can lose value for various reasons, including poor profits, weakened finances, changes in management, a downturn in the economy, or any other reason that leads investors to lose faith in that security.

MORE ABOUT THE MONEY MARKET FUND

================================================================================


OTHER PRINCIPAL INVESTMENTS AND TECHNIQUES

The Money Market Fund may use the following principal investments and techniques to increase returns, protect assets or diversify investments. These techniques are subject to certain risks. The SAI contains additional information about the Money Market Fund, including the Money Market Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

MONEY MARKET OBLIGATIONS.  These include:

-    U.S. Government securities with remaining maturities of 397 days or less,
- Commercial paper issued by corporations, foreign governments, states and municipalities and rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency),
- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency,
- Short-term bank obligations (including certificates of deposit and time deposits) rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less),
- Repurchase agreements relating to debt obligations that the Fund could purchase directly,
- Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but these obligations are high quality investments that offer a fixed rate of return, as well as liquidity.

FLOATING- AND VARIABLE-RATE SECURITIES. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to another index (such as the Treasury bill rate), while the interest rate on variable-rate bonds changes at preset times, based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest-rate risk like other debt securities, but because they are callable, they are also subject to the risk that the Fund will be repaid prior to the stated maturity, and the principal reinvested in a lower interest-rate market that reduces the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, the Fund essentially makes a short-term loan to a qualified bank or broker- dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. The Money Market Fund may invest in asset-backed commercial paper that is secured by a pool of assets such as installment-loan contracts, leases of various types of property, and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers, and is subject to interest rate risk and credit risk.

PRINCIPAL RISKS

The Money Market Fund is a low-risk investment compared to most other investments. Given its objective-to preserve capital, generate income and maintain liquidity-the Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk and interest rate risk.

MANAGEMENT

================================================================================


INVESTMENT ADVISERS EACH OF THE FUNDS EXCEPT THE GARTMORE MORLEY ENHANCED INCOME FUND

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and advises mutual funds. As of December 31, 2002, GMF and its affiliates had approximately $___ billion in assets under management, including approximately $___ billion managed by GMF.

Each Fund, other than the Gartmore Morley Enhanced Income Fund, pays GMF a management fee which is based on the Fund's average daily net assets. The total management fees paid by such Funds for the fiscal year ended October 31, 2002, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:

Gartmore Bond Fund                              0.50%
-----------------------------------------------------
Gartmore Tax-Free Income Fund                   0.50%
-----------------------------------------------------
Gartmore Government Bond Fund                   0.50%
-----------------------------------------------------
Gartmore Money Market Fund                      0.39%

PORTFOLIO MANAGERS

GARTMORE BOND FUND

Thomas S. Leggett, CFA, is responsible for the day-to-day management of the Gartmore Bond Fund. Mr. Leggett joined Nationwide Insurance in 1982 as a securities analyst. Mr. Leggett became an Investment Officer for Nationwide Insurance, parent of GMF, in 1998, and prior to that he was Director-Investments. Mr. Leggett also currently manages bond portfolios for two Nationwide Insurance retirement accounts.

GARTMORE TAX-FREE INCOME FUND

Alpha Benson, Director of Municipal Securities, joined Nationwide Insurance in 1977 as a financial analyst. Ms. Benson has managed the Gartmore Tax-Free Income Fund and its predecessor from its inception in March 1986, and managed the Financial Horizons Investment Trust Municipal Bond Fund from March 1997 to May 1998.

GARTMORE GOVERNMENT BOND FUND

Gary Hunt, CFA, has either managed or co-managed the Gartmore Government Bond Fund, and its Predecessor Funds, since March 1997. He also manages the Gartmore GVIT Government Bond Fund and the Nationwide Global U.S. Government Bond Fund. Mr. Hunt joined Nationwide, an affiliate of the Fund's investment adviser, in 1992 as a securities analyst. He is currently a director and manages the U.S. Agency Mortage Backed sector and Commercial Mortgage Backed Securities portfolio for Nationwide.

GARTMORE MONEY MARKET FUND

Patricia Mynster, Director of Securities Investments, joined Nationwide, an affiliate of GMF, in 1969. Ms. Mynster has managed the Gartmore Money Market Fund and its predecessor since July 1997, and has managed short-term investments for the Nationwide Insurance Enterprise since 1977.

GARTMORE MORLEY ENHANCED INCOME FUND

Gartmore Morley Capital Management, Inc. (GMCM), 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, manages the investment of the assets and supervises the daily business affairs of the Gartmore Morley Enhanced Income Fund. GMCM assumed its role as investment adviser to the Fund on March 5, 2001, when the previous investment adviser, Gartmore Trust Company (GTC), (formerly Morley Bond and Trust Company) GMCM's corporate affiliate, transferred its investment advisory responsibilities to GMCM. GMCM was organized in 1983 and provides stable value fixed income management services to mutual funds, collective investment trusts, separate investment accounts and tax-qualified retirement plans. As of December 31, 2002, GMCM and its affiliates had approximately $___ billion in assets under management, of which $___ billion was managed by GMCM.

The Gartmore Morley Enhanced Income Fund pays GMCM a management fee, which is based on the Fund's average daily net assets. The management fee payable by the Fund expressed as a percentage of the Fund's average daily net assets is 0.35%.

For the fiscal year ended October 31, 2002, the Gartmore Morley Enhanced Income Fund paid GMCM and GTC, an annual management fee of 0.35%, expressed as a percentage of the Fund's average daily net assets.

PORTFOLIO MANAGERS

GARTMORE MORLEY ENHANCED INCOME FUND

The Fund is managed by a team of GMCM portfolio managers.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. The Prime Shares of the Money Market Fund and Class A, Class B and Class C shares of the other Funds are available to all investors; Class D, Institutional Service Class, Service Class and Institutional Class shares may be available to a limited group of investors depending on which Fund you purchase.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

     Class A shares
     Class C shares
     Class D shares

Contingent Deferred Sales Charge (CDSC)(1):

   Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Prime shares, Institutional Service Class shares, Institutional Class shares or Service Class shares. Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor") which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares (and Service Class shares of the Money Market Fund) pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A, Class D and Institutional Service Class (Service Class shares and Prime shares for the Money Market Fund) may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the

Class A, Class D, Institutional Service Class and Service Class shares. If you want lower annual fund expenses, Class A shares (and Class D, Institutional Class or Institutional Service Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A

Class A and Class D shares     Class B shares                       Class C shares
=======================================================================================================
Front-end sales charge         No front-end sales charge,           Front-end sales charge means that a
means that a  portion          so your full investment              portion of your initial investment
of your initial investment     immediately goes toward              goes toward the sales charge
goes toward the sales          buying shares                        and is not invested.  Front-end
charge, and is not invested                                         Sales Charge on Class C is lower
                                                                    than Class A and Class D shares
-------------------------------------------------------------------------------------------------------
Reductions and waivers         No reductions of the CDSC            Like Class B shares, no reductions
of the sales charge available  available, but waivers available     of the CDSC are available, but
                                                                    waivers are available
-------------------------------------------------------------------------------------------------------
Lower expenses than            Higher distribution and service      Higher distribution and service
Class B and Class C            fees than Class A and                fees than Class A and Class D shares
shares mean higher             Class D shares mean higher           mean higher fund expenses and lower
dividends per share            fund expenses and lower              dividends per share
                               dividends per share
-------------------------------------------------------------------------------------------------------
Conversion features            After seven years, Class B shares    Unlike Class B shares, Class C
are not applicable             convert into Class A shares, which   shares do not automatically
                               reduces your future fund expenses    convert into another class
-------------------------------------------------------------------------------------------------------
No sales charge                CDSC if shares are sold within       CDSC of 1% is applicable if
when shares are                six years: 5% in the first year,     shares are sold in the first
sold back to a Fund(1)         4% in the second, 3% in the          year after purchase
                               third and fourth years, 2%
                               in the fifth, and 1% in the
                               sixth year
-------------------------------------------------------------------------------------------------------
No maximum investment limit    Investments of $250,000              Investments of $1,000,000
                               or more may be rejected(2)           or more may be rejected(3)

---------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for

Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

For investors who are eligible to purchase Class D, Institutional Service Class and Institutional Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares (or Prime shares or Service Class shares of the Money Market Fund).

Service Class shares of the Money Market Fund are currently sold only to separate account of Nationwide Life Insurance Company and an omnibus account held by Nationwide Trust Company. The address for these entities is One Nationwide Plaza, Columbus, Ohio 43215.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO CAN BUY CLASS D SHARES

Class D shares are available for purchase by the following:

- Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Gartmore Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account and in the same capacity
- Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, except for the Money Market Fund,

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of the Trust
- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Funds
- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services
- High net worth individuals desiring to purchase shares of the Funds directly through the Distributor provided they are able to satisfy the minimum investment requirements described below.

NAV is based on the market value of the securities owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

Wrap contracts utilized by the Gartmore Morley Enhanced Income Fund are valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

The Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

MINIMUM INVESTMENTS-CLASS A, B, C & D SHARES
To open an account (per Fund)         $    2,000
------------------------------------------------
To open an IRA account (per Fund)
                                      $    1,000
------------------------------------------------
Additional investments (per Fund)
                                      $      100
------------------------------------------------
To start an Automatic Asset
Accumulation Plan                     $    1,000
------------------------------------------------
Additional Automatic Asset
Accumulation Plan per transaction     $       50
------------------------------------------------

MINIMUM INVESTMENTS-PRIME SHARES OF THE MONEY MARKET FUND

To open an account                    $    1,000
------------------------------------------------
Through the Automatic Asset
Accumulation Plan per transaction     $       25
------------------------------------------------
Additional investments                $      100

MINIMUM INVESTMENTS-INSTITUTIONAL SERVICE CLASS

To open a Gartmore Morley Enhanced
Income Fund account                   $   25,000
------------------------------------------------
Additional investments                None

MINIMUM INVESTMENTS-INSTITUTIONAL CLASS

To open a Gartmore Money Market
Fund Account                          $1,000,000
------------------------------------------------
To open a Gartmore Morley Enhanced
Income fund account                   $   25,000
------------------------------------------------
Additional investments                None

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

FRONT-END SALES CHARGES

CLASS A AND CLASS D SHARES

The charts below show the applicable front-end sales. Class A and Class D shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES
Gartmore Bond Fund
Gartmore Tax-Free Income Fund
Gartmore Bond Fund

                           Sales Charge          Dealer
                              as a            Commission
                          percentage of           as a
                       --------------------  percentage of
                       Offering    Amount       Offering
Amount of purchase       Price    Invested       Price
===========================================================
Less than $50,000          4.75%      4.99%           4.00%
-----------------------------------------------------------
$ 50,000 to $99,999        4.50       4.71            3.75
-----------------------------------------------------------
$ 100,000 to $249,999      3.50       3.63            3.00
-----------------------------------------------------------
$ 250,000 to $499,999      2.50       2.56            2.00
-----------------------------------------------------------
$ 500,000 to $999,999      2.00       2.04            1.75
-----------------------------------------------------------
$ 1 million or more    None       None       None

Buying, Selling and Exchanging Fund Shares

================================================================================


CLASS A SHARES

Gartmore Morley Enhanced Income Fund

                               Sales Charge           Dealer
                                   as a             Commission
                               percentage of           as a
                            --------------------  percentage of
                            Offering    Amount       Offering
Amount of purchase            Price    Invested       Price
================================================================
Less than $50,000               3.75%       3.90%          3.00%
----------------------------------------------------------------
$ 50,000 to $99,999             3.00        3.09           2.25
----------------------------------------------------------------
$ 100,000 to $249,999           2.25        2.30           1.75
----------------------------------------------------------------
$ 250,000 to $499,999           1.75        1.78           1.50
----------------------------------------------------------------
$ 500,000 to $999,999           1.50        1.52           1.25
----------------------------------------------------------------
$ 1 million or more             None       None            None

CLASS D SHARES                                        Dealer
                               Sales Charge         Commission
                                   as a                as a
                               percentage of      percentage of
                            Offering    Amount       Offering
Amount of purchase            Price    Invested       Price
================================================================
Less than $50,000               4.50%      4.71%           4.00%
----------------------------------------------------------------
$ 50,000 to $99,999             4.00       4.17            3.50
----------------------------------------------------------------
$ 100,000 to $249,999           3.00       3.09            2.50
----------------------------------------------------------------
$ 250,000 to $499,999           2.50       2.56            1.75
----------------------------------------------------------------
$ 500,000 to $999,999           2.00       2.04            1.25
----------------------------------------------------------------
$ 1 million to $24,999,999      0.50       0.50            0.50
----------------------------------------------------------------
$ 25 million or more            None       None            None


CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

As noted above, beginning March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.75% (0.50% on the Gartmore Morley Enhanced Income Fund) if you redeem any Class A shares within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.75% (0.50% on the Gartmore Morley Enhanced Income Fund) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

Prior to March 1, 2003, a different finder's fee was applicable.

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer sponsored retirement plan within a twelve month period from the purchase of any Gartmore Mutual Funds (Gartmore Funds) Class A shares.
-    The purchase can be made in any combination of Gartmore Funds.
- The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

- 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.
- 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.
-    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The above tables show how the
     --------------------------------------------
     sales charge decreases as the amount of your investment increases.
-    Family Member Discount. Members of your family who live at the same address
     ----------------------
     can combine investments in the Gartmore Funds (except purchases of the Money Market Fund), possibly reducing the sales charge.
-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     ----------------------------
     Funds' Class A and Class D shares you already own (except the Money Market
     Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.
-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay onehalf of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
-    Letter of Intent Discount. State in writing that during a 13-month period
     -------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1- 800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor. (Class A shares only)
- Any person who pays for the shares with the proceeds of one of the following sales:
     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead
     - Sales of Class A shares of another Gartmore Fund when they purchase Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares) To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the new shares within 60 days of the redemption, and you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Funds which have Class D shares)
- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code. (Class A shares only)
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts). (Class A and Class D shares for those Funds which have Class D shares)
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates. (Class A and Class D shares for those Funds which have Class D shares)
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.). (Class A and Class D shares for those Funds which have Class D shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an [unaffiliated] brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B, Class C or Class D shares (or Prime Shares of the Money Market Fund), you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class, Institutional Class or Service Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218- 2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). For additional information on buying shares and shareholder services, call the Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE - CLASS A, CLASS B, CLASS C, CLASS D AND PRIME SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The amount of the sales charge will decrease as illustrated in the following chart:

                                                                   7
                 1       2       3       4       5       6     years
Sale within   year   years   years   years   years   years   or more
=====================================================================
Sales charge     5%      4%      3%      3%      2%      1%        0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                                      $1 million to   $4 million to   $25 million
Amount of Purchase                       $3,999,999     $24,999,999   or more
==================================================================================
Gartmore Morley Enhanced Income Fund           0.50%           0.25%         0.15%
----------------------------------------------------------------------------------
Other Funds                                    0.75%           0.50%         0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

For certain sales to employer-sponsored retirement plans prior to March 1, 2003, a different CDSC may be applicable. Specifically, under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finders' fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares. With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC. All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC on Class B or Class C shares you paid into your account. We will also waive the CDSC on Class B or Class C if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B, Class C or Class D shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B, Class C, Class D and Prime shares". Eligible entities wishing to sell Service, Institutional Service Class

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


or Institutional Class shares should contact the Distributor at 1-800-848- 0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0929 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 34.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Funds. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

BY MONEY MARKET FUND CHECK WRITING. Shareholders of Prime Shares of the Money Market Fund receive free check-writing privileges ($500 minimum). If you wish to withdraw your money this way, please complete the appropriate section of the application. There is no fee for this service, but the Fund reserves the right to charge for it or to terminate this service in the future. If you acquired your Money Market Fund shares through an exchange, the shares may be subject to a sales charge as described in "Exchanging Shares."

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES - CLASS A, CLASS B, CLASS C, CLASS D AND PRIME SHARES

If the value of your Class A, B, C or D shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

If the value of Prime Shares of your Money Market Fund account falls below a daily average of $250 for any month, you will be charged a $2 monthly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account once a month to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts and for Money Market Prime Share accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares (and Service Class shares of the Money Market Fund), the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Service Class shares of the Funds to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES Under the Distribution Plan, Class A, Class B and Class C shares of the Funds (and Service Class Shares of the Money Market Fund) pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

FUND/CLASS                         AS A % OF DAILY NET ASSETS
=============================================================
Class A shares                     0.25% (distribution or
                                     service fee)
-------------------------------------------------------------
Class B shares                     0.85% (0.10% service fee)
-------------------------------------------------------------
Class C shares                     0.85% (0.10% service fee)
-------------------------------------------------------------
Service Class (Money Market Fund)  0.15% (distribution or
                                     service fee)

Class D, Institutional Service Class, Institutional Class shares and Prime Shares of the Money Market Fund pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Institutional Service Class, Service or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares, the applicable CDSC will be the CDSC for the original Gartmore Fund.. If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C, Class D and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange into the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes - Exchanging Fund Shares" on page 34.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 28 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1- 800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, the following Gartmore funds may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                     Exchange Fee
=====================================================================

Gartmore Emerging Markets Fund . . . . . . . . . . . . . . . .  2.00%

Gartmore International Growth Fund . . . . . . . . . . . . . .  2.00%

Gartmore International Small Cap Growth Fund . . . . . . . . .  2.00%

Gartmore Global Financial Services Fund. . . . . . . . . . . .  2.00%

Gartmore Global Utilities Fund . . . . . . . . . . . . . . . .  2.00%

Gartmore Global Health Sciences Fund . . . . . . . . . . . . .  2.00%

Gartmore Worldwide Leaders Fund. . . . . . . . . . . . . . . .  2.00%

Gartmore Nationwide Leaders Fund . . . . . . . . . . . . . . .  2.00%

Gartmore U.S. Growth Leaders Fund .. . . . . . . . . . . . . .  2.00%

Gartmore Global Technology and Communications Fund . . . . . .  2.00%

Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . . . .  1.50%

Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . . . .  1.50%

Gartmore Millennium Growth Fund. . . . . . . . . . . . . . . .  1.50%

Gartmore Value Opportunities Fund. . . . . . . . . . . . . . .  1.50%

Nationwide Small Cap Fund. . . . . . . . . . . . . . . . . . .  1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTION AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

The Funds declare dividends daily and distribute them monthly. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividendreceived deduction.

TAX-FREE INCOME FUND

Generally, income from the Tax-Free Income Fund will be exempt from federal income taxes, although it is possible that a small portion could be taxable. Any taxable distributions will be reported in a Form 1099. Although the distributions may be exempt from federal income taxes, they may be subject to state and local taxes. Please be aware that income that is exempt from federal income taxes may be considered in addition to taxable income for purposes of determining whether Social Security payments received by a shareholder are subject to federal income taxes. Certain income not subject to the normal federal income tax may be subject to the federal alternative minimum tax. To determine whether a tax-free fund is right for you, please speak with your tax adviser.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will generally distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, as are interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and shortterm capital gains are taxed as ordinary income, as are interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another Fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if the Fund has not been in operation for the past five years, for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the year ended October 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual report, which is available upon request. All other information was audited by other auditors. For the Bond, Government Bond and Tax-Free Funds for 1998, information is for one Class D share outstanding through the periods ended October 31, which includes information for these Funds and their respective predecessors (prior to May 11, 1998, shares of these Funds' predecessors were without class designation). The tables for each of these Funds also include information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the years ended October 31, 1999 and October 31, 2000 and for the period from March 1, 2001 to October 31, 2001 for Class C shares. For the Money Market Fund for 1998 and 1999, information is for one share outstanding through the years ended October 31, which includes information for the Fund and its predecessor. As of January 4, 1999, the original shares of the Money Market Fund were renamed Prime Shares, and a new Class of shares of the Money Market Fund (Service Class Shares) was added. The information for the Morley Enhanced Income Fund reflects the performance for the life of the Fund.

[TABLES TO BE UPDATED]                                   CLASS A SHARES                                 CLASS B SHARES
GARTMORE BOND FUND                   YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED    YEAR ENDED     YEAR ENDED
(FORMERLY NATIONWIDE BOND FUND)      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                        2001           2000           1999          1998(a)          2001           2000
=============================================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD               $       8.75   $       9.07   $       9.75   $        9.52   $       8.75   $       9.08
                                    -------------  -------------  -------------  --------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                0.52           0.57           0.53            0.26           0.47           0.52
Net realized and unrealized gains
  (losses) on investments                   0.84          (0.32)         (0.68)           0.23           0.84          (0.33)
                                    -------------  -------------  -------------  --------------  -------------  -------------
  Total investment activities               1.36           0.25          (0.15)           0.49           1.31           0.19
                                    -------------  -------------  -------------  --------------  -------------  -------------
DISTRIBUTIONS:
Net investment income                      (0.53)         (0.57)         (0.53)          (0.26)         (0.48)         (0.52)
                                    -------------  -------------  -------------  --------------  -------------  -------------
  Total distributions                      (0.53)         (0.57)         (0.53)          (0.26)         (0.48)         (0.52)
                                    -------------  -------------  -------------  --------------  -------------  -------------
Net increase (decrease)
  in net asset value                        0.83          (0.32)         (0.68)           0.23           0.83          (0.33)
                                    -------------  -------------  -------------  --------------  -------------  -------------
NET ASSET VALUE -
  END OF PERIOD                     $       9.58   $       8.75   $       9.07   $        9.75   $       9.58   $       8.75
                                    =============  =============  =============  ==============  =============  =============
  Total Return
  (excluding sales charge)                 16.01%          2.87%        (1.58%)        5.18%(c)         15.33%          2.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $      4,775   $      3,458   $      3,186   $       1,365   $      2,935   $      1,707
Ratio of expenses to
  average net assets                        1.14%          1.05%          1.08%        1.17%(d)          1.72%          1.64%
Ratio of net investment income
  to average net assets                     5.71%          6.42%          5.67%        5.48%(d)          5.10%          5.83%
Portfolio turnover *                       42.47%         72.80%         64.26%          70.31%         42.47%         72.80%

=============================================================================================================================
[TABLES TO BE UPDATED]                      CLASS B SHARES
GARTMORE BOND FUND                   YEAR ENDED     PERIOD ENDED
(FORMERLY NATIONWIDE BOND FUND)      OCTOBER 31,    OCTOBER 31,
                                        1999          1998(a)
=================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD               $       9.75   $        9.52
                                    -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                0.47            0.23
Net realized and unrealized gains
  (losses) on investments                  (0.67)           0.23
                                    -------------  --------------
  Total investment activities              (0.20)           0.46
                                    -------------  --------------
DISTRIBUTIONS:
Net investment income                      (0.47)          (0.23)
                                    -------------  --------------
  Total distributions                      (0.47)          (0.23)
                                    -------------  --------------
Net increase (decrease)
  in net asset value                       (0.67)           0.23
                                    -------------  --------------
NET ASSET VALUE -
  END OF PERIOD                     $       9.08   $        9.75
                                    =============  ==============
  Total Return
  (excluding sales charge)                (2.07%)        4.85%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $      1,662   $         490
Ratio of expenses to
  average net assets                        1.68%        1.81%(d)
Ratio of net investment income
  to average net assets                     5.07%        4.93%(d)
Portfolio turnover *                       64.26%          70.31%
=================================================================

                                                            CLASS C SHARES                CLASS D SHARES
                                                             PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                             OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                               2001(b)          2001           2000           1999
=======================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $        9.19   $       8.76   $       9.09   $       9.76
                                                            --------------  -------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.25           0.54           0.59           0.55
Net realized and unrealized gains (losses) on investments            0.40           0.84          (0.33)         (0.67)
  Total investment activities                                        0.65           1.38           0.26          (0.12)
                                                            --------------  -------------  -------------  -------------
DISTRIBUTIONS:
Net investment income                                               (0.25)         (0.55)         (0.59)         (0.55)
                                                            --------------  -------------  -------------  -------------
  Total distributions                                               (0.25)         (0.55)         (0.59)         (0.55)
                                                            --------------  -------------  -------------  -------------
Net increase (decrease) in net asset value                           0.40           0.83          (0.33)         (0.67)
                                                            --------------  -------------  -------------  -------------
NET ASSET VALUE - END OF PERIOD                             $        9.59   $       9.59   $       8.76   $       9.09
                                                            ==============  =============  =============  =============
  Total Return (excluding sales charge)                           7.25%(c)         16.23%          2.97%        (1.24%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $         162   $    132,034   $    108,413   $    125,451
Ratio of expenses to average net assets                           1.74%(d)          0.92%          0.83%          0.83%
Ratio of net investment income to average net assets              4.77%(d)          5.94%          6.62%          5.86%
Portfolio turnover*                                                 42.47%         42.47%         72.80%         64.26%
=======================================================================================================================


                                                                  CLASS D SHARES
                                                             YEAR ENDED     YEAR ENDED
                                                             OCTOBER 31,    OCTOBER 31,
                                                               1998(a)         1997
========================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $       9.49   $       9.34
                                                            -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        0.57           0.60
Net realized and unrealized gains (losses) on investments           0.27           0.15
  Total investment activities                                       0.84           0.75
                                                            -------------  -------------
DISTRIBUTIONS:
Net investment income                                              (0.57)         (0.60)
                                                            -------------  -------------
  Total distributions                                              (0.57)         (0.60)
                                                            -------------  -------------
Net increase (decrease) in net asset value                          0.27           0.15
                                                            -------------  -------------
NET ASSET VALUE - END OF PERIOD                             $       9.76   $       9.49
                                                            =============  =============
  Total Return (excluding sales charge)                             9.11%          8.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $    134,822   $    124,404
Ratio of expenses to average net assets                             0.78%          0.72%
Ratio of net investment income to average net assets                5.93%          6.43%
Portfolio turnover*                                                70.31%         70.63%
========================================================================================

* Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) Shares first offered to public on May 11, 1998. Upon a trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c)  Not annualized.
(d)  Annualized.

GARTMORE TAX-FREE INCOME FUND                              CLASS A SHARES                               CLASS B SHARES
(FORMERLY, NATIONWIDE TAX-FREE        YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED    YEAR ENDED     YEAR ENDED
INCOME FUND)                          OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                         2001           2000           1999          1998(a)          2001           2000
==============================================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD                $      10.04   $       9.79   $      10.65   $       10.48   $      10.03   $       9.78
                                     -------------  -------------  -------------  --------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                 0.46           0.50           0.49            0.23           0.40           0.44
Net realized and unrealized gains
  (losses) on investments                    0.49           0.25          (0.82)           0.17           0.49           0.25
                                     -------------  -------------  -------------  --------------  -------------  -------------
  Total investment activities                0.95           0.75          (0.33)           0.40           0.89           0.69
                                     -------------  -------------  -------------  --------------  -------------  -------------
DISTRIBUTIONS:
Net investment income                       (0.48)         (0.50)         (0.49)          (0.23)         (0.42)         (0.41)
In excess of net investment income              -              -              -               -              -          (0.03)
Net realized gains                              -              -          (0.04)              -              -              -
                                     -------------  -------------  -------------  --------------  -------------  -------------
  Total distributions                       (0.48)         (0.50)         (0.53)          (0.23)         (0.42)         (0.44)
                                     -------------  -------------  -------------  --------------  -------------  -------------
Net increase (decrease)
  in net asset value                         0.47           0.25          (0.86)           0.17           0.47           0.25
                                     -------------  -------------  -------------  --------------  -------------  -------------
NET ASSET VALUE -
  END OF PERIOD                      $      10.51   $      10.04   $       9.79   $       10.65   $      10.50   $      10.03
                                     =============  =============  =============  ==============  =============  =============
  Total Return
  (excluding sales charge)                   9.70%          7.90%        (3.26%)        3.86%(c)          9.06%          7.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)   $      5,837   $      3,792   $      2,383   $         601   $      5,592   $      4,601
Ratio of expenses to
  average net assets                         1.00%          0.94%          0.96%        1.06%(d)          1.60%          1.55%
Ratio of net investment income
  to average net assets                      4.56%          5.09%          4.73%        4.50%(d)          3.96%          4.50%
Portfolio turnover**                         7.29%          7.08%         42.26%          28.88%          7.29%          7.08%
==============================================================================================================================


GARTMORE TAX-FREE INCOME FUND               CLASS B SHARES
(FORMERLY, NATIONWIDE TAX-FREE        YEAR ENDED     PERIOD ENDED
INCOME FUND)                          OCTOBER 31,    OCTOBER 31,
                                         1999          1998(a)
==================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD                $      10.66   $       10.48
                                     -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                 0.42            0.20
Net realized and unrealized gains
  (losses) on investments                   (0.83)           0.18
                                     -------------  --------------
  Total investment activities               (0.41)           0.38
                                     -------------  --------------
DISTRIBUTIONS:
Net investment income                       (0.43)          (0.20)
In excess of net investment income              -               -
Net realized gains                          (0.04)              -
                                     -------------  --------------
  Total distributions                       (0.47)          (0.20)
                                     -------------  --------------
Net increase (decrease)
  in net asset value                        (0.88)           0.18
                                     -------------  --------------
NET ASSET VALUE -
  END OF PERIOD                      $       9.78   $       10.66
                                     =============  ==============
  Total Return
  (excluding sales charge)                 (4.02%)        3.66%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)   $      3,746   $       1,477
Ratio of expenses to
  average net assets                         1.56%        1.66%(d)
Ratio of net investment income
  to average net assets                      4.12%        3.94%(d)
Portfolio turnover**                        42.26%          28.88%
==================================================================

                                                                  CLASS C SHARES                  CLASS D SHARES
                                                             PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                             OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                               2001(b)          2001           2000           1999
=======================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $       10.32   $      10.03   $       9.78   $      10.66
                                                            --------------  -------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.22           0.49           0.53           0.51
                                                            --------------  -------------  -------------  -------------
Net realized and unrealized gains (losses) on investments            0.16           0.49           0.25          (0.84)
                                                            --------------  -------------  -------------  -------------
  Total investment activities                                        0.38           0.98           0.78          (0.33)
DISTRIBUTIONS:
Net investment income                                               (0.22)         (0.51)         (0.50)         (0.51)
In excess of net investment income                                      -              -          (0.03)             -
Net realized gains                                                      -              -              -          (0.04)
                                                            --------------  -------------  -------------  -------------
  Total distributions                                               (0.22)         (0.51)         (0.53)         (0.55)
                                                            --------------  -------------  -------------  -------------
Net increase (decrease) in net asset value                           0.16           0.47           0.25          (0.88)
                                                            --------------  -------------  -------------  -------------
NET ASSET VALUE - END OF PERIOD                             $       10.48   $      10.50   $      10.03   $       9.78
                                                            ==============  =============  =============  =============
  Total Return (excluding sales charge)                           3.73%(c)          9.99%          8.18%        (3.21%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $         115   $    202,942   $    204,337   $    226,270
Ratio of expenses to average net assets                           1.62%(d)          0.75%          0.70%          0.71%
Ratio of net investment income to average net assets              3.98%(d)          4.82%          5.35%          4.93%
Ratio of expenses to average net assets*                               (e)            (e)          0.70%          0.71%
Portfolio turnover**                                                 7.29%          7.29%          7.08%         42.26%
=======================================================================================================================


                                                                  CLASS D SHARES
                                                             YEAR ENDED     YEAR ENDED
                                                             OCTOBER 31,    OCTOBER 31,
                                                               1998(a)         1997
========================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $      10.51   $      10.24
                                                            -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        0.50           0.50
                                                            -------------  -------------
Net realized and unrealized gains (losses) on investments           0.23           0.27
                                                            -------------  -------------
  Total investment activities                                       0.73           0.77
DISTRIBUTIONS:
Net investment income                                              (0.50)         (0.50)
In excess of net investment income                                     -              -
Net realized gains                                                 (0.08)             -
                                                            -------------  -------------
  Total distributions                                              (0.58)         (0.50)
                                                            -------------  -------------
Net increase (decrease) in net asset value                          0.15           0.27
                                                            -------------  -------------
NET ASSET VALUE - END OF PERIOD                             $      10.66   $      10.51
                                                            =============  =============
  Total Return (excluding sales charge)                             7.09%          7.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $    263,662   $    256,486
Ratio of expenses to average net assets                             0.85%          0.96%
Ratio of net investment income to average net assets                4.73%          4.85%
Ratio of expenses to average net assets*                            0.93%          1.11%
Portfolio turnover**                                               28.88%         39.49%
========================================================================================

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares. (a) Shares first offered to public on May 11, 1998. Upon a trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c)  Not annualized.
(d)  Annualized.
(e)  There were no fee reductions in this period.

FINANCIAL HIGHLIGHTS

================================================================================

GARTMORE GOVERNMENT BOND FUND                           CLASS A SHARES                                 CLASS B SHARES
(FORMERLY, NATIONWIDE                YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED    YEAR ENDED     YEAR ENDED
GOVERNMENT BOND FUND)                OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                        2001           2000           1999          1998(a)          2001           2000
=============================================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD               $      10.00   $       9.89   $      10.56   $       10.24   $      10.00   $       9.89
                                    -------------  -------------  -------------  --------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                0.53           0.57           0.51            0.26           0.47           0.51
Net realized and unrealized gains
  (losses) on investments                   0.95           0.13          (0.62)           0.32           0.94           0.13
                                    -------------  -------------  -------------  --------------  -------------  -------------
  Total investment activities               1.48           0.70          (0.11)           0.58           1.41           0.64
                                    -------------  -------------  -------------  --------------  -------------  -------------
DISTRIBUTIONS:
Net investment income                      (0.53)         (0.57)         (0.51)          (0.26)         (0.47)         (0.51)
Net realized gains                             -          (0.02)         (0.05)              -              -          (0.02)
                                    -------------  -------------  -------------  --------------  -------------  -------------
  Total distributions                      (0.53)         (0.59)         (0.56)          (0.26)         (0.47)         (0.53)
                                    -------------  -------------  -------------  --------------  -------------  -------------
Net increase (decrease)
  in net asset value                        0.95           0.11          (0.67)           0.32           0.94           0.11
                                    -------------  -------------  -------------  --------------  -------------  -------------
NET ASSET VALUE -
  END OF PERIOD                     $      10.95   $      10.00   $       9.89   $       10.56   $      10.94   $      10.00
                                    =============  =============  =============  ==============  =============  =============
  Total Return
  (excluding sales charge)                 15.21%          7.40%        (1.05%)        5.69%(c)         14.41%          6.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $     57,336   $     54,796   $     49,601   $         332   $      4,024   $      1,129
Ratio of expenses to
  average net assets                        0.99%          0.99%          0.99%        1.04%(d)          1.64%          1.63%
Ratio of net investment income
  to average net assets                     5.12%          5.84%          5.13%        5.10%(d)          4.27%          5.19%
Ratio of expenses to
  average net assets*                       1.20%          1.05%          1.15%        1.17%(d)          1.68%          1.63%
Portfolio turnover**                      159.68%        107.86%         51.86%          59.52%        159.68%        107.86%
=============================================================================================================================


GARTMORE GOVERNMENT BOND FUND
                                            CLASS B SHARES
(FORMERLY, NATIONWIDE                YEAR ENDED     PERIOD ENDED
GOVERNMENT BOND FUND)                OCTOBER 31,    OCTOBER 31,
                                        1999          1998(a)
=================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD               $      10.55   $       10.24
                                    -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                0.45            0.23
Net realized and unrealized gains
  (losses) on investments                  (0.61)           0.31
                                    -------------  --------------
  Total investment activities              (0.16)           0.54
                                    -------------  --------------
DISTRIBUTIONS:
Net investment income                      (0.45)          (0.23)
Net realized gains                         (0.05)              -
                                    -------------  --------------
  Total distributions                      (0.50)          (0.23)
                                    -------------  --------------
Net increase (decrease)
  in net asset value                       (0.66)           0.31
                                    -------------  --------------
NET ASSET VALUE -
  END OF PERIOD                     $       9.89   $       10.55
                                    =============  ==============
  Total Return
  (excluding sales charge)                (1.57%)        5.29%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $      1,148   $         297
Ratio of expenses to
  average net assets                        1.64%        1.64%(d)
Ratio of net investment income
  to average net assets                     4.44%        4.59%(d)
Ratio of expenses to
  average net assets*                       1.65%        1.86%(d)
Portfolio turnover**                       51.86%          59.52%
=================================================================

                                                             CLASS C SHARES                 CLASS D SHARES
                                                              PERIOD ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              OCTOBER 31,      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                2001(b)           2001           2000           1999
=========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $         10.47   $      10.01   $       9.89   $      10.57
                                                            ----------------  -------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                           0.24           0.55           0.59           0.53
Net realized and unrealized gains (losses) on investments              0.47           0.95           0.14          (0.63)
                                                            ----------------  -------------  -------------  -------------
  Total investment activities                                          0.71           1.50           0.73          (0.10)
                                                            ----------------  -------------  -------------  -------------
DISTRIBUTIONS:
Net investment income                                                 (0.24)         (0.55)         (0.59)         (0.53)
Net realized gains                                                        -              -          (0.02)         (0.05)
                                                            ----------------  -------------  -------------  -------------
  Total distributions                                                 (0.24)         (0.55)         (0.61)         (0.58)
                                                            ----------------  -------------  -------------  -------------
Net increase (decrease) in net asset value                             0.47           0.95           0.12          (0.68)
                                                            ----------------  -------------  -------------  -------------
NET ASSET VALUE- END OF PERIOD                              $         10.94   $      10.96   $      10.01   $       9.89
                                                            ================  =============  =============  =============
  Total Return (excluding sales charge)                             6.89%(c)         15.43%          7.73%        (0.93%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $           449   $    124,117   $     55,812   $     52,260
Ratio of expenses to average net assets                             1.64%(d)          0.79%          0.78%          0.79%
Ratio of net investment income to average net assets                4.20%(d)          5.24%          6.03%          5.24%
Ratio of expenses to average net assets*                            1.73%(d)          0.90%          0.78%          0.81%
Portfolio turnover**                                                 159.68%        159.68%        107.86%         51.86%
=========================================================================================================================


                                                                  CLASS D SHARES
                                                             YEAR ENDED     YEAR ENDED
                                                             OCTOBER 31,    OCTOBER 31,
                                                               1998(a)         1997
========================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $      10.31   $      10.04
                                                            -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        0.56           0.59
Net realized and unrealized gains (losses) on investments           0.34           0.27
                                                            -------------  -------------
  Total investment activities                                       0.90           0.86
                                                            -------------  -------------
DISTRIBUTIONS:
Net investment income                                              (0.56)         (0.59)
Net realized gains                                                 (0.08)             -
                                                            -------------  -------------
  Total distributions                                              (0.64)         (0.59)
                                                            -------------  -------------
Net increase (decrease) in net asset value                          0.26           0.27
                                                            -------------  -------------
NET ASSET VALUE- END OF PERIOD                              $      10.57   $      10.31
                                                            =============  =============
  Total Return (excluding sales charge)                             9.03%          8.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $     50,849   $     41,328
Ratio of expenses to average net assets                             0.92%          1.07%
Ratio of net investment income to average net assets                5.43%          5.85%
Ratio of expenses to average net assets*                            1.03%          1.22%
Portfolio turnover**                                               59.52%         26.58%
========================================================================================

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) Shares first offered to public on May 11, 1998. Upon a trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c)  Not annualized.
(d)  Annualized.

================================================================================


GARTMORE MORLEY ENHANCED INCOME FUND                              CLASS A SHARES        INSTITUTIONAL SERVICE CLASS SHARES
(FORMERLY, NATIONWIDE MORLEY ENHANCED INCOME FUND)           YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                             OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                2001          2000(a)          2001          2000(a)
========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $       9.90   $     10.00 $           9.90   $       10.00
                                                            -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        0.52            0.48           0.54            0.49
Net realized and unrealized gains (losses) on investments          (0.20)          (0.10)         (0.19)          (0.10)
                                                            -------------  --------------  -------------  --------------
  Total investment activities                                       0.32            0.38           0.35            0.39
                                                            -------------  --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                              (0.52)          (0.48)         (0.54)          (0.49)
                                                            -------------  --------------  -------------  --------------
  Total distributions                                              (0.52)          (0.48)         (0.54)          (0.49)
                                                            -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                         (0.20)          (0.10)         (0.19)          (0.10)
                                                            -------------  --------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                             $       9.70   $        9.90   $       9.71   $        9.90
                                                            =============  ==============  =============  ==============
  Total Return (excluding sales charge)                             3.26%        3.86%(b)          3.57%        4.02%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $        629   $         368   $     11,593   $      11,614
Ratio of expenses to average net assets                             0.90%        0.90%(c)          0.70%        0.70%(c)
Ratio of net investment income to average net assets                5.18%        5.90%(c)          5.45%        5.96%(c)
Ratio of expenses to average net assets*                            1.51%        2.63%(c)          1.44%        1.73%(c)
Portfolio turnover **                                              46.50%           4.42%         46.50%           4.42%
========================================================================================================================


                                                                                            INSTITUTIONAL CLASS SHARES
                                                                                           YEAR ENDED     PERIOD ENDED
                                                                                           OCTOBER 31,    OCTOBER 31,
                                                                                               2001          2000(a)
========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                                      $       9.89   $       10.00
                                                                                           -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                       0.56            0.51
Net realized and unrealized gains (losses) on investments                                         (0.19)          (0.11)
                                                                                           -------------  --------------
  Total investment activities                                                                      0.37            0.40
                                                                                           -------------  --------------
DISTRIBUTIONS:
Net investment income                                                                             (0.56)          (0.51)
                                                                                           -------------  --------------
  Total distributions                                                                             (0.56)          (0.51)
                                                                                           -------------  --------------
Net increase (decrease) in net asset value                                                        (0.19)          (0.11)
                                                                                           -------------  --------------
NET ASSET VALUE - END OF PERIOD                                                            $       9.70   $        9.89
                                                                                           =============  ==============
  Total Return (excluding sales charge)                                                            3.83%        4.16%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                                         $     10,144   $         497
Ratio of expenses to average net assets                                                            0.45%        0.45%(c)
Ratio of net investment income to average net assets                                               5.39%        6.44%(c)
Ratio of expenses to average net assets*                                                           0.98%        2.13%(c)
Portfolio turnover **                                                                             46.50%           4.42%
========================================================================================================================

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(b)  Not annualized.
(c)  Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE MONEY MARKET FUND                                                                      SERVICE CLASS SHARES
(FORMERLY, NATIONWIDE MONEY MARKET FUND)                                              YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                                                      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                                         2001           2000          1999(a)
=================================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                                $       1.00   $       1.00   $        1.00
                                                                                     -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                 0.04           0.06            0.04
                                                                                     -------------  -------------  --------------
  Total investment activities                                                                0.04           0.06            0.04
                                                                                     -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                                       (0.04)         (0.06)          (0.04)
                                                                                     -------------  -------------  --------------
  Total distributions                                                                       (0.04)         (0.06)          (0.04)
                                                                                     -------------  -------------  --------------
Net increase (decrease) in net asset value                                                      -              -               -
                                                                                     -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                                                      $       1.00   $       1.00   $        1.00
                                                                                     =============  =============  ==============
  Total Return                                                                               4.15%          5.64%        3.69%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                                   $    440,874   $    256,221   $      22,295
Ratio of expenses to average net assets                                                      0.75%          0.75%        0.64%(d)
Ratio of net investment income to average net assets                                         3.85%          5.68%        4.74%(d)
Ratio of expenses to average net assets*                                                     0.91%          0.86%        0.79%(d)
=================================================================================================================================


                                                                                    PRIME SHARES
                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                          2001           2000        1999 (b)          1998            1997
=================================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                  $       1.00   $       1.00   $       1.00   $       1.00   $        1.00
                                                       -------------  -------------  -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                   0.04           0.06           0.05           0.05            0.05
                                                       -------------  -------------  -------------  -------------  --------------
  Total investment activities                                  0.04           0.06           0.05           0.05            0.05
                                                       -------------  -------------  -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                         (0.04)         (0.06)         (0.05)         (0.05)          (0.05)
                                                       -------------  -------------  -------------  -------------  --------------
  Total distributions                                         (0.04)         (0.06)         (0.05)         (0.05)          (0.05)
                                                       -------------  -------------  -------------  -------------  --------------
Net increase (decrease) in net asset value                        -              -              -              -               -
                                                       -------------  -------------  -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                        $       1.00   $       1.00   $       1.00   $       1.00   $        1.00
                                                       =============  =============  =============  =============  ==============
  Total Return                                                 4.22%          5.74%          4.61%          5.15%           5.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                     $  1,385,774   $  1,241,194   $  1,345,342   $  1,048,689   $     820,657
Ratio of expenses to average net assets                        0.68%          0.65%          0.61%          0.59%           0.59%
Ratio of net investment income to average net assets           4.10%          5.58%          4.52%          4.96%           4.96%
Ratio of expenses to average net assets*                         (e)          0.65%          0.61%          0.64%           0.64%
=================================================================================================================================

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from January 4, 1999 (commencement of operations) through October 31, 1999.
(b) As of January 4, 1999, the existing shares of the Fund were renamed Prime Shares.
(c)  Not annualized.
(d)  Annualized.
(e)  There were no fee reductions in this period.

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS                    FOR 24-HOUR ACCOUNT ACCESS:
Please read this Prospectus before you invest,
and keep it with your records. The following       1-800-848-0920 (toll free)
documents - which may be obtained free of          Also, visit the Gartmore Funds' website at
charge - contain additional information about      www.gartmorefunds.com.
the Funds:
                                                   INFORMATION FROM THE SECURITIES
                                                   AND EXCHANGE COMMISSION (SEC)
- Statement of Additional Information (incor-
  porated by reference into this Prospectus)       You can obtain copies of Fund documents from
                                                   the SEC as follows:
- Annual Reports (which contain discussions
  of the market conditions and investment
  strategies that significantly affected each
  Fund's performance)
                                                   IN PERSON:

                                                   Public Reference Room in Washington, D.C. (For
                                                   their hours of operation, call 1-202-942-8090.)
- Semi-Annual Report
  To obtain a document free of charge, contact
  us at the address or number listed below.
                                                   BY MAIL:

                                                   Securities and Exchange Commission
                                                   Public Reference Section
FOR ADDITIONAL INFORMATION CONTACT:                Washington, D.C. 20549-0102
                                                   (The SEC charges a fee to copy any
Gartmore Funds                                     documents.)
P.O. Box 182205
Columbus, Ohio 43218-2205                          ON THE EDGAR DATABASE VIA
(614) 428-3278 (fax)
                                                   THE INTERNET:
FOR INFORMATION, ASSISTANCE AND                    www.sec.gov
WIRE ORDERS:                                       BY ELECTRONIC REQUEST:
1-800-848-0920 (toll free, 8 a.m. - 9 p.m.         publicinfo@sec.gov
Eastern Time, Monday through Friday)
                                                   THE TRUST'S INVESTMENT COMPANY ACT
                                                   FILE NO.: 811-08495
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
WWW.GARTMOREFUNDS.COM                              GG-0009 3/03

INTERNATIONAL Series

Gartmore International Growth Fund
Gartmore International Small Cap Growth Fund
Gartmore Emerging Markets Fund



Gartmore Funds                                             www.gartmorefunds.com

================================================================================

PROSPECTUS
March 1, 2003


[GRAPHIC OMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
GARTMORE                      disapproved these Funds' shares or determined
------------------            whether this prospectus is complete or accurate.
Global Investments            To state otherwise is a crime.


--------------------------------------------------------------------------------
Look BEYOND.(SM)

TABLE OF CONTENTS

================================================================================




FUND SUMMARIES. . . . . . . . . . . . . . . . . . . . . . .   3
Gartmore International Growth Fund
Gartmore International Small Cap Growth Fund
Gartmore Emerging Markets Fund

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . .  14
Principal Investments and Techniques
Principal Investment Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . .  16
Investment Adviser
Subadviser
Portfolio Management Teams

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . . . . .  17
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . .  26
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . .  27

ADDITIONAL INFORMATION. . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about three funds (the "Funds") of the Gartmore Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 14. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.



A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Institutional Service Class. The Gartmore International Small Cap Growth Fund has a fifth share class-the Institutional Class. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 17.

FUND SUMMARIES-GARTMORE INTERNATIONAL GROWTH FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

Gartmore Global Asset Management Trust ("GGAMT"), the Fund's investment adviser, has chosen Gartmore Global Partners ("GGP"), as subadviser, to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests in equity securities of established companies that are tied economically to a number of countries thoughout the world, other than the United States. GGP selects regions or countries, and companies it believes have the potential for unexpected growth.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts. The Fund may utilize derivatives, primarily futures, in order to manage short-term investments from certain investors and to protect the Fund from market timing activity by reducing portfolio transaction activity costs.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information (SAI) for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes offer earnings growth that exceeds market expectations.

- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with domestic investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 14.

FUND SUMMARIES-GARTMORE INTERNATIONAL GROWTH FUND

================================================================================


PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a beforetax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURN-CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

 2001
-23.5%

Best quarter:      ___%    ___ qtr. of 20__
Worst quarter:     ___%    ___ qtr. of 20__
---------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1) -                                           Since
as of December 31, 2002                             One Year   Inception(2)
===========================================================================
Class A shares - Before Taxes                           ____%         ____%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions           ____%         ____%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                                   ____%         ____%
---------------------------------------------------------------------------
Class B shares - Before Taxes                           ____%         ____%
---------------------------------------------------------------------------
Class C shares - Before Taxes(4)                        ____%         ____%
---------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes       ____%         ____%
---------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI)
All Country World Index Free ex US(5)                   ____%         ____%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on August 30, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

5 The MSCI All Country World Index Free ex US is an unmanaged index that contains global companies that are replicas of their local markets not including any securities in the United States. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                            Institutional
Shareholder Fees(1)                                               Service
(paid directly from           Class A   Class B   Class C           Class
your investment)               shares    shares    shares          shares
==========================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)            5.75%(2)  None         1.00%           None
--------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
on redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)      None(3)   5.00%(4)  1.00%(5)           None
--------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)        2.00%     2.00%     2.00%           2.00%
--------------------------------------------------------------------------

                                                            Institutional
Annual Fund Operating                                             Service
Expenses (deducted            Class A   Class B     Class         C Class
from Fund assets)              shares    shares    shares          shares
==========================================================================
Management Fees                  1.00%     1.00%     1.00%           1.00%
--------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                     0.25%     1.00%     1.00%           None
--------------------------------------------------------------------------
Other Expenses(7)                0.98%     0.98%     0.98%           0.98%
==========================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)            2.23%     2.98%     2.98%           1.98%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 19.

3 A contingent deferred sales charge (CSDC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 22.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 22.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 23 and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page 25.

7 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for Class A, B, C and Institutional Service Class shares. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of other expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
=============================================================
Class A Shares         $   ___  $    ___  $    ___  $     ___
-------------------------------------------------------------
Class B Shares         $   ___  $    ___  $    ___  $     ___
-------------------------------------------------------------
Class C Shares         $   ___  $    ___  $    ___  $     ___
-------------------------------------------------------------
Institutional Service
Class Shares           $   ___  $    ___  $    ___  $     ___

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
======================================================
Class B Shares  $   ___  $    ___  $    ___  $     ___
------------------------------------------------------
Class C Shares  $   ___  $    ___  $    ___  $     ___

---------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES-GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND

================================================================================


OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth by investing primarily in equity securities of small capitalization companies that are located outside of the United States.

GGAMT, the Fund's investment adviser, has chosen GGP as a subadviser to manage the Fund's portfolio on a day-to-day basis. Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities issued by small capitalization companies. The Fund may make investments in any of the foreign countries across the globe and will invest its assets in investments that are tied economically to a number of countries thoughout the world, not including the United States. GGP selects regions or countries, and companies they believe have the potential to exceed market growth expectations.

GGP generally considers a small capitalization company to be a company whose market capitalization is similar to companies represented by the MSCI Developed Countries EAFE Small Cap Index (small cap companies). The MSCI Developed Countries EAFE Small Cap Index is an index consisting of approximately 449 companies. As of December 31, 2002, the market capitalizations for companies in the MSCI Developed Countries EAFE Small Cap Index ranged from approximately $___ million to $__ billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the MSCI Developed Countries EAFE Small Cap Index, at any given time, may be higher or lower.

The market capitalization of some companies in which the Fund invests may, after purchase, grow so that their market capitalization is no longer in the range represented by the MSCI Developed Countries EAFE Small Cap Index. Although the Fund will not purchase any more of this stock unless the company's market capitalization again falls in the Index's range, the Fund will consider this stock to be small cap for purposes of its commitment to invest 80% of its net assets in securities of small cap companies.

The Fund invests primarily in equity securities which may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, convertible securities, and depositary receipts.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes offer earnings growth that exceeds market expectations.

- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

MARKET CAPITALIZATION
Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with domestic investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in the securities of smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 14.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total returns over time on a beforetax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and aftertax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURN-CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

  2001
-30.4%

Best quarter:   ___%   ___ qtr. of 20__
Worst quarter:  ___%   ___ qtr. of 20__

---------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1) -                                           Since
as of December 31, 2002                             One Year   Inception(2)
===========================================================================
Class A shares - Before Taxes                           ____%         ____%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions           ____%         ____%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                                   ____%         ____%
---------------------------------------------------------------------------
Class B shares - Before Taxes                           ____%         ____%
---------------------------------------------------------------------------
Class C shares - Before Taxes(4)                        ____%         ____%
---------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes       ____%         ____%
---------------------------------------------------------------------------
Institutional Class shares - Before Taxes               ____%         ____%
---------------------------------------------------------------------------
MSCI Developed Countries EAFE Small Cap Index(5)        ____%         ____%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 29, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

5 The MSCI Developed Countries EAFE Small Cap Index is an unmanaged index that is generally representative of the small-capitalization securities of international stock markets. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARIES-GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                           Institutional
Shareholder Fees(1)                                              Service   Institutional
(paid directly from          Class A   Class B   Class C           Class           Class
your investment)              shares    shares    shares          shares          shares
=========================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)           5.75%(2)     None      1.00%           None            None
-----------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
on redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)     None(3)   5.00%(4)  1.00%(5)           None            None
-----------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage
of amount redeemed
or exchanged)(6)                2.00%     2.00%     2.00%           2.00%           2.00%
-----------------------------------------------------------------------------------------

                                                           Institutional
Annual Fund Operating                                            Service   Institutional
Expenses (deducted           Class A   Class B   Class C           Class           Class
from Fund assets)            shares    shares    shares           shares          shares
=========================================================================================
Management Fees                 1.10%     1.10%     1.10%           1.10%           1.10%
-----------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees            0.25%     1.00%     1.00%           None            None
-----------------------------------------------------------------------------------------
Other Expenses(7)               2.22%     2.22%     2.22%           2.22%           2.22%
=========================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)           3.57%     4.32%     4.32%           3.32%           3.32%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 19.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 22.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 22.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 23 and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page 25.

7 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.37% for Class A, B, C, Institutional Service Class and Institutional Class shares. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of other expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year   3 years   5 years   10 years
==========================================================================
Class A Shares                      $   ___  $    ___  $    ___  $     ___
--------------------------------------------------------------------------
Class B Shares                      $   ___  $    ___  $    ___  $     ___
--------------------------------------------------------------------------
Class C Shares                      $   ___  $    ___  $    ___  $     ___
--------------------------------------------------------------------------
Institutional Service Class Shares  $   ___  $    ___  $    ___  $     ___
--------------------------------------------------------------------------
Institutional Class Shares          $   ___  $    ___  $    ___  $     ___


You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
======================================================
Class B Shares  $   ___  $    ___  $    ___  $     ___
------------------------------------------------------
Class C Shares  $   ___  $    ___  $    ___  $     ___

---------------
1 Expenses paid on the same investment in Class A, Institutional Class and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES-GARTMORE EMERGING MARKETS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of companies located in emerging market countries.

GGAMT, the Fund's investment adviser, has chosen GGP, as subadviser, to manage the Fund's portfolio on a day-to-day basis. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. GGP selects regions or countries and companies it believes have the potential to deliver unexpected earnings growth.

GGP looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that it believes might be politically or economically unstable.

The Fund invests primarily in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, derivative securities and depository receipts. The Fund may utilize derivatives, primarily futures, in order to manage short-term investments from certain investors and to protect the Fund from market timing activity by reducing portfolio transaction costs.

The Fund may invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes offer earnings growth that exceeds market expectations.

- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

EMERGING MARKETS
Emerging market countries are countries that

- Have been defined as emerging market countries by the International Finance Corporation,

-    Have a low-to-middle income economy according to the World Bank, or

-    Are listed as developing countries in World Bank publications.

There are more than 25 countries that currently qualify as emerging market countries, including Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

EMERGING MARKETS RISK. The Fund invests primarily in equity securities of companies in emerging market countries, including securities denominated in foreign currencies. Those investments involve special risks and are generally riskier than domestic investments and other kinds of foreign investments, particularly because emerging market countries may be less stable from a political and economic standpoint than other countries. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. It may also be more difficult to buy and sell securities in emerging market countries. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the securities in which the Fund invests are subject to significant changes in value due to exchange rate fluctuations.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

RISK OF HOLDING A SMALLER NUMBER OF SECURITIES. The Fund generally holds 80 to 100 stocks (other equity funds typically hold more securities than the Fund). Because of this greater concentration, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 14.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a beforetax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURN-CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

2001
0.6%

Best quarter:   ____%    ___ qtr. of 20__
Worst quarter:  ____%    ___ qtr. of 20__

---------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES-GARTMORE EMERGING MARKETS FUND

================================================================================


Average annual returns(1) -                                           Since
as of December 31, 2002                             One Year   Inception(2)
===========================================================================
Class A shares - Before Taxes                           ___%         ___%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions           ___%         ___%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and
Sale of Shares(3)                                       ___%         ___%
---------------------------------------------------------------------------
Class B shares - Before Taxes                           ___%         ___%
---------------------------------------------------------------------------
Class C shares - Before Taxes(4)                        ___%         ___%
---------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes       ___%         ___%
---------------------------------------------------------------------------
S&P/IFCI Emerging Markets Composite Index(5)            ___%         ___%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on August 30, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

5 The S&P/IFCI Emerging Markets Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                            Institutional
Shareholder Fees(1)                                                               Service
(paid directly from                           Class A   Class B   Class C           Class
your investment)                               shares    shares    shares          shares
==========================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                            5.75%(2)      None     1.00%           None
------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
on redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)                      None(3)   5.00%(4)  1.00%(5)           None
------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                        2.00%     2.00%     2.00%           2.00%
------------------------------------------------------------------------------------------

                                                                             Institutional
Annual Fund Operating                                                              Service
Expenses (deducted                            Class A   Class B   Class C            Class
from Fund assets)                              shares    shares    shares           shares
==========================================================================================
Management Fees                                  1.15%     1.15%     1.15%           1.15%
------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                             0.25%     1.00%     1.00%           None
------------------------------------------------------------------------------------------
Other Expenses(7)                                1.35%     1.35%     1.35%           1.35%
==========================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)                            2.75%     3.50%     3.50%           2.50%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 19.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 22.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 22.


                                                                              12

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 23 and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page 25.

7 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.55% for Class A, B, C and Institutional Service Class shares. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of other expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
=============================================================
Class A Shares         $  ____  $   ____  $   ____  $    ____
-------------------------------------------------------------
Class B Shares         $  ____  $   ____  $   ____  $    ____
-------------------------------------------------------------
Class C Shares         $  ____  $   ____  $   ____  $    ____
-------------------------------------------------------------
Institutional Service
Class Shares           $  ____  $   ____  $   ____  $    ____

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
======================================================
Class B Shares  $  ____  $   ____  $   ____  $    ____
------------------------------------------------------
Class C Shares  $  ____  $   ____  $   ____  $    ____

---------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.


                                                                              13
MORE ABOUT THE FUNDS
================================================================================

TEMPORARY  DEFENSIVE  POSITIONS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser [or subadviser (include if appropriate)] believes that business, economic, political or financial conditions warrant, a Fund, subject to the Fund's permitted investments, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and (5) subject to the limits of the 1940 Act; shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques described below in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about all of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

PREFERRED STOCK. (ALL FUNDS) Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES. (ALL FUNDS) Convertible securities - also known as convertibles - include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

DERIVATIVES. (INTERNATIONAL GROWTH, EMERGING MARKETS) A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

REITS. (INTERNATIONAL GROWTH) A Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

DEPOSITARY RECEIPTS. (ALL FUNDS) A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL INVESTMENT RISKS

FOREIGN RISK. (ALL FUNDS) Foreign security investing involves special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY. General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY. A significant portion of a Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

SMALL CAP RISK. (INTERNATIONAL SMALL CAP GROWTH) Historically, the securities of small companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.

Certain small cap companies in which the Fund invests may be in the technology related and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap stocks in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

MANAGEMENT

================================================================================


INVESTMENT ADVISER

Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GGAMT was organized in July 2000, and advises mutual funds and institutional separate accounts. As of December 31, 2002, GGAMT and its U.S. affiliates had approximately $___ billion in assets under management, of which $___ million was directly managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Fund's average daily net assets. The annual management fees paid by each Fund for the fiscal year ended October 31, 2002 (including fees paid to the Funds' subadviser), expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, are as follows:

Fund                                           Fee
===================================================

Gartmore International Growth Fund            1.00%
---------------------------------------------------
Gartmore International Small Cap Growth Fund  1.10%
---------------------------------------------------
Gartmore Emerging Markets Fund                1.15%

SUBADVISER

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428, is the subadviser to the Funds. Subject to the supervision of GGAMT and the Trustees, GGP will manage each Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and manages approximately $___ billion in assets.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Fund's average daily net assets, as follows:

Fund                                           Fee
====================================================
Gartmore International Growth Fund             0.50%
----------------------------------------------------
Gartmore International Small Cap Growth Fund   0.55%
----------------------------------------------------
Gartmore Emerging Markets Fund                0.575%


GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the persons primarily responsible for day-to-day management of each Fund.

PORTFOLIO MANAGEMENT TEAM-
GARTMORE INTERNATIONAL GROWTH FUND

The GGP Global Equities Portfolio Construction team is responsible for day-to-day management of the Gartmore International Growth Fund.

PORTFOLIO MANAGEMENT TEAM-
GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND

GGP's International Small Cap Specialists are responsible for the dayto- day management of the Gartmore International Small Cap Growth Fund.

PORTFOLIO MANAGEMENT TEAM-
GARTMORE EMERGING MARKETS FUND

Christopher Palmer and Philip Ehrmann of the Pacific and Emerging Markets Equity Team are the portfolio managers for the Gartmore Emerging Markets Fund. In that capacity, they are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Palmer joined GGP as an investment manager on the Pacific and Emerging Markets Equity Team in 1995. In 1999, he became responsible for managing U.S. portfolios for GGP.

Mr. Ehrmann joined GGP as Head of the Emerging Markets Equity team in 1995. He has also managed U.S. portfolios for GGP since 1995.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. The Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Class (for the Gartmore International Small Cap Growth Fund) and Institutional Service Class shares are available to a limited group of investors depending on which Fund you purchase.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

  Class A shares
  Class C shares

Contingent Deferred Sales Charge (CDSC)1:

  Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class shares or Institutional Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the Distributor), which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the

Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Class or Institutional Service Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sale charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

For investors who are eligible to purchase Institutional Service Class and Institutional Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                           Class B shares            Class C shares
====================================================================================
Front-end sales charge             No front-end sales          Front-end sales
means that a portion               charge, so your full        charge means that a
of your initial investment         investment immediately      portion of your
goes toward the sales              goes toward buying          initial investment
charge, and is not invested        shares                      goes toward the
                                                               sales charge and is
                                                               not invested. Front-
                                                               end sales charge on
                                                               Class C is lower
                                                               than Class A
------------------------------------------------------------------------------------
Reductions and waivers of          No reductions of the        Like Class B shares,
the sales charge charge vailable   CDSC available,             no reductions of the
                                   but waivers available       CDSC are available,
                                                               but waivers are
                                                               available
------------------------------------------------------------------------------------
Lower expenses than                Higher distribution and     Higher distribution
Class B and Class C                service fees than           and service fees than
shares mean higher                 Class A shares mean         Class A shares mean
dividends per share                higher fund expenses        higher fund expenses
                                   and lower dividends         and lower dividends
                                   per share                   per share
------------------------------------------------------------------------------------
Conversion features are not        After seven years, Class    Unlike Class B
applicable                         B shares convert            shares, Class C
                                   into Class A shares,        shares do not
                                   which reduces your          automatically convert
                                   future fund expenses        into another class
------------------------------------------------------------------------------------
No sales charge when shares        CDSC if shares are sold     CDSC of 1% is
are sold back to the Fund(1)       within six years:           applicable if shares
                                   5% in the first year, 4%    are sold in the first
                                   in the second, 3%           year after purchase
                                   in the third and fourth
                                   years, 2% in the
                                   fifth, and 1% in the
                                   sixth year
------------------------------------------------------------------------------------
No maximum investment limit        Investments of $250,000     Investments of
                                   or more may be rejected(2)  $1,000,000 or more
                                                               may be rejected(3)

---------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services

- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides

- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of the Trust

- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Funds

- institutional advisory accounts of GGAMT or its affiliates and those having client relationships with an affiliate of GGAMT, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

- high net worth individuals desiring to purchase shares of the Funds directly through the Distributor provided they are able to satisfy the minimum investment requirements described below.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, except for the Money Market Fund, NAV is based on the market value of the securities owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

MINIMUM INVESTMENTS-CLASS A, B & C SHARES

To open an account (per Fund)       $    2,000
----------------------------------------------
To open an IRA account (per Fund)   $    1,000
----------------------------------------------
Additional investments (per Fund)   $      100
----------------------------------------------
To start an Automatic Asset
Accumulation Plan                   $    1,000
----------------------------------------------
Additional Automatic Asset
Accumulation Plan transaction       $       50
----------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL
SERVICE CLASS

To open an account (per Fund)       $   50,000
----------------------------------------------
Additional investments                    None
----------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL
CLASS

To open an account
(per Fund)                          $1,000,000
----------------------------------------------
Additional investments                    None


If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES
CLASS A SALES CHARGES

The chart below shows the applicable front-end sales. Class A shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES
                           Sales Charge         Dealer
                               as a           Commission
                          percentage of         as a
                      --------------------  percentage of
                      Offering    Amount      Offering
Amount of purchase      Price    Invested       Price
=========================================================
Less than $50,000         5.75%      6.10%          5.00%
---------------------------------------------------------
50,000 to $99,999        4.75       4.99            4.00
---------------------------------------------------------
100,000 to $249,999      3.50       3.63            3.00
---------------------------------------------------------
250,000 to $499,999      2.50       2.56            2.00
---------------------------------------------------------
500,000 to $999,999      2.00       2.04            1.75
---------------------------------------------------------
1 million or more        None       None            None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

As noted above, beginning March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A shares within 18 months of the date of purchase. (See "Contingent deferred sales charge
(CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

Prior to March 1, 2003, a different finder's fee was applicable.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer sponsored retirement plan within a twelve month period from the purchase of any Gartmore Mutual Funds (Gartmore Funds) Class A shares.

-    The purchase can be made in any combination of Gartmore Funds.

- The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

- 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.

- 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.

-    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The above tables show how the
     --------------------------------------------
     sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at the same address
     ----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.

-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     ----------------------------
     Funds' Class A shares you already own (except the Money Market Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. State in writing that during a 13-month period
     -------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchases:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor, to waive sales charges for those persons.

- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.

- Any person who pays for the shares with the proceeds of one of the following:

     -    Sales of non-Gartmore Fund shares

     - Sales of Class D shares of a Gartmore fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

          To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).

- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.

- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).

- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial compa-nies, or any investment advisory clients of GMF, GGAMT, GSA and their affiliates.

- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperatives, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an [unaffiliated] brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218- 2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system, available 24 hours a day, seven days a week.

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


For additional information on buying shares and shareholder services, call the Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or

- if the redemption check is made payable to anyone other than the registered shareholder, or

- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

- if the proceeds are mailed to any address other than the address of record, or

- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 years
Sale within   year   years   years   years   years   years   or more
=====================================================================
Sales charge     5%      4%      3%      3%      2%      1%        0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                        $ 1 million to   $4 million to    $25 million
Amount of Purchase      $ $3,999,999     $24,999,999      or more
=====================================================================
                                 1.00%           0.50%          0.25%
---------------------------------------------------------------------
                                 1.00%           0.50%          0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

For certain sales to employer-sponsored retirement plans prior to March 1, 2003, a different CDSC may be applicable. Specifically, under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finders' fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC. All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC on Class B or Class C shares you paid into your account. We will also waive the CDSC on Class B or Class C if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

REDEMPTION FEES

Each Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B or Class C shares". Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 26.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Funds. Funds sent through

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES-
CLASS A, CLASS B OR CLASS C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B or Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

FUND/CLASS          AS A % OF DAILY NET ASSETS
===================================================
Class A shares  0.25% (distribution or service fee)
---------------------------------------------------
Class B shares  1.00% (0.25% service fee)
Class C shares  1.00% (0.25% service fee)

Institutional Service Class and Institutional Class shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 21 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voiceresponse system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes- Exchanging Fund Shares" on page 26.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, the following Gartmore funds may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

FUND                                                  EXCHANGE FEE
===================================================================
Gartmore Emerging Markets Fund . . . . . . . . . . .          2.00%
Gartmore International Growth Fund . . . . . . . . .          2.00%
Gartmore International Small Cap Growth Fund . . . .          2.00%
Gartmore Global Financial Services Fund. . . . . . .          2.00%
Gartmore Global Utilities Fund . . . . . . . . . . .          2.00%
Gartmore Global Health Sciences Fund . . . . . . . .          2.00%
Gartmore Worldwide Leaders Fund. . . . . . . . . . .          2.00%
Gartmore Nationwide Leaders Fund . . . . . . . . . .          2.00%
Gartmore U.S. Growth Leaders Fund. . . . . . . . . .          2.00%
Gartmore Global Technology and Communications Fund .          2.00%
Gartmore Micro Cap Equity Fund . . . . . . . . . . .          1.50%
Gartmore Mid Cap Growth Fund . . . . . . . . . . . .          1.50%
Gartmore Millennium Growth Fund. . . . . . . . . . .          1.50%
Gartmore Value Opportunities Fund. . . . . . . . . .          1.50%
Nationwide Small Cap Fund .. . . . . . . . . . . . .          1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES

================================================================================

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxble to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federeal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified taxdeferred plan or accopunt or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will generally distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified taxdeferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net shortterm capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, as are interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, longterm capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, as are interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another Fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the life of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the period ended October 31, 2003 has been audited by Pricewaterhouse Coopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual report, which is available upon request. All other information has been audited by other auditors.

[TABLES TO BE UPDATED]                                               CLASS A SHARES                  CLASS B SHARES
                                                               YEAR ENDED     PERIOD ENDED     YEAR ENDED      PERIOD ENDED
GARTMORE INTERNATIONAL GROWTH FUND                             OCTOBER 31,    OCTOBER 31,      OCTOBER 31,     OCTOBER 31,
                                                                  2001          2000(A)           2001           2000(A)
============================================================================================================================

NET ASSET VALUE - BEGINNING OF PERIOD                         $       8.86   $       10.00   $         8.85   $       10.00
                                                              -------------  --------------  ---------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.02)              -            (0.07)          (0.01)
Net realized and unrealized gains (losses) on investments            (2.65)          (1.14)           (2.64)          (1.14)
                                                              -------------  --------------  ---------------  --------------
  Total investment activities                                        (2.67)          (1.14)           (2.71)          (1.15)
                                                              -------------  --------------  ---------------  --------------
Net increase (decrease) in net asset value                           (2.67)          (1.14)           (2.71)          (1.15)
                                                              -------------  --------------  ---------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       6.19   $        8.86   $         6.14   $        8.85
                                                              =============  ==============  ===============  ==============
  Total Return (excluding sales charge)                            (30.14%)     (11.40%)(c)         (30.62%)     (11.50%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      2,156   $       2,975   $        2,078   $       2,950
Ratio of expenses to average net assets                               1.85%        1.85%(d)            2.45%        2.45%(d)
Ratio of net investment income (loss) to average net assets         (0.30%)        0.05%(d)          (0.89%)      (0.54%)(d)
Ratio of expenses to average net assets*                              4.01%        4.01%(d)            4.75%        4.75%(d)
Portfolio turnover**                                                236.28%          46.31%          236.28%          46.31%
============================================================================================================================
                                                                              CLASS C           INSTITUTIONAL SERVICE
                                                                               SHARES               CLASS SHARES
                                                                             PERIOD ENDED     YEAR ENDED       PERIOD ENDED
                                                                             OCTOBER 31,      OCTOBER 31,      OCTOBER 31
                                                                               2001(b)           2001          2000(A)
============================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                        $        7.72   $         8.86   $       10.00
                                                                             --------------  ---------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                         (0.02)               -            0.01
Net realized and unrealized gains (losses) on investments                            (1.53)           (2.64)          (1.15)
                                                                             --------------  ---------------  --------------
  Total investment activities                                                        (1.55)           (2.64)          (1.14)
                                                                             --------------  ---------------  --------------
Net increase (decrease) in net asset value                                           (1.55)           (2.64)          (1.14)
                                                                             --------------  ---------------  --------------
NET ASSET VALUE - END OF PERIOD                                              $        6.17   $         6.22   $        8.86
                                                                             ==============  ===============  ==============
  Total Return (excluding sales charge)                                         (20.08%)(c)         (29.80%)     (11.40%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                           $          10   $        2,073   $       2,954
Ratio of expenses to average net assets                                            2.45%(d)            1.52%        1.52%(d)
Ratio of net investment income (loss) to average net assets                      (1.10%)(d)            0.03%        0.39%(d)
Ratio of expenses to average net assets*                                           6.72%(d)            3.72%        3.75%(d)
Portfolio turnover**                                                                236.28%          236.28%          46.31%

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
**   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a)  For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(b)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c)  Not annualized.
(d)  Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE INTERNATIONAL                          CLASS A        CLASS B        CLASS C      INSTITUTIONAL
SMALL CAP GROWTH FUND                           SHARES         SHARES         SHARES          SERVICE       INSTITUTIONAL
                                                PERIOD         PERIOD         PERIOD       CLASS SHARES     CLASS SHARES
                                                 ENDED          ENDED          ENDED       PERIOD ENDED     PERIOD ENDED
                                              OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                                                2001(a)        2001(a)        2001(b)         2001(a)          2001(a)
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD        $      10.00   $      10.00   $       9.45   $        10.00   $        10.00
                                             -------------  -------------  -------------  ---------------  ---------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                        (0.03)         (0.07)         (0.04)               -             0.01
Net realized and unrealized gains
  (losses) on investments                           (3.39)         (3.39)         (2.86)           (3.39)           (3.39)
                                             -------------  -------------  -------------  ---------------  ---------------
    Total investment activities                     (3.42)         (3.46)         (2.90)           (3.39)           (3.38)
                                             -------------  -------------  -------------  ---------------  ---------------
Net increase (decrease) in net asset value          (3.42)         (3.46)         (2.90)           (3.39)           (3.38)
                                             -------------  -------------  -------------  ---------------  ---------------
NET ASSET VALUE - END OF PERIOD              $       6.58   $       6.54   $       6.55   $         6.61   $         6.62
                                             =============  =============  =============  ===============  ===============
  Total Return (excluding sales charge)        (34.20%)(c)    (34.60%)(c)    (30.69%)(c)      (33.90%)(c)      (33.80%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)           $        834   $        828   $          2   $          826   $          827
Ratio of expenses to average net assets           1.85%(d)       2.45%(d)       2.45%(d)         1.52%(d)         1.37%(d)
Ratio of net investment income
  (loss) to average net assets                  (0.37%)(d)     (0.96%)(d)     (1.14%)(d)       (0.04%)(d)         0.11%(d)
Ratio of expenses to average
  net assets*                                     6.81%(d)       7.57%(d)      15.71%(d)         6.54%(d)         6.53%(d)
Portfolio turnover**                               121.33%        121.33%        121.33%          121.33%          121.33%
==========================================================================================================================

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
**   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a)  For the period from December 21, 2000 (commencement of operations) through October 31, 2001.
(b)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c)  Not annualized.
(d)  Annualized.

                                                                    CLASS A SHARES                   CLASS B SHARES
                                                               YEAR ENDED     PERIOD ENDED     YEAR ENDED      PERIOD ENDED
GARTMORE EMERGING MARKETS FUND                                 OCTOBER 31,    OCTOBER 31,      OCTOBER 31,     OCTOBER 31,
                                                                  2001          2000(a)           2001           2000(a)
============================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       8.11   $       10.00   $         8.10   $       10.00
                                                              -------------  --------------  ---------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.01           (0.01)           (0.03)          (0.01)
Net realized and unrealized gains (losses) on investments            (2.14)          (1.87)           (2.13)          (1.88)
                                                              -------------  --------------  ---------------  --------------
    Total investment activities                                      (2.13)          (1.88)           (2.16)          (1.89)
                                                              -------------  --------------  ---------------  --------------
DISTRIBUTIONS:
In excess of net investment income                                       -           (0.01)               -           (0.01)
                                                              -------------  --------------  ---------------  --------------
    Total distributions                                                  -           (0.01)               -           (0.01)
                                                              -------------  --------------  ---------------  --------------
Net increase (decrease) in net asset value                           (2.13)          (1.89)           (2.16)          (1.90)
                                                              -------------  --------------  ---------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       5.98   $        8.11   $         5.94   $        8.10
                                                              =============  ==============  ===============  ==============
    Total Return (excluding sales charge)                          (26.24%)     (18.90%)(c)         (26.67%)     (19.00%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      1,066   $       1,366   $        1,164   $       1,353
Ratio of expenses to average net assets                               2.15%        2.15%(d)            2.75%        2.75%(d)
Ratio of net investment income (loss) to average net assets           0.18%      (0.35%)(d)          (0.40%)      (0.95%)(d)
Ratio of expenses to average net assets*                              5.93%        7.24%(d)            6.67%        7.96%(d)
Portfolio turnover**                                                 97.85%          10.88%           97.85%          10.88%
============================================================================================================================
                                                                               CLASS C         INSTITUTIONAL SERVICE
                                                                                SHARES              CLASS SHARES
                                                                             PERIOD ENDED     YEAR ENDED       PERIOD ENDED
                                                                              OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                                                                                2001(b)          2001            2000(a)
============================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                        $        7.57   $         8.11   $       10.00
                                                                             --------------  ---------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                         (0.01)            0.04               -
Net realized and unrealized gains (losses) on investments                            (1.54)           (2.13)          (1.88)
                                                                             --------------  ---------------  --------------
    Total investment activities                                                      (1.55)           (2.09)          (1.88)
                                                                             --------------  ---------------  --------------
DISTRIBUTIONS:
Net investment income                                                                    -            (0.01)              -
In excess of net investment income                                                       -                -           (0.01)
                                                                             --------------  ---------------  --------------
    Total distributions                                                                  -            (0.01)          (0.01)
                                                                             --------------  ---------------  --------------
Net increase (decrease) in net asset value                                           (1.55)           (2.10)          (1.89)
                                                                             --------------  ---------------  --------------
NET ASSET VALUE - END OF PERIOD                                              $        6.02   $         6.01   $        8.11
                                                                             ==============  ===============  ==============
    Total Return (excluding sales charge)                                       (20.48%)(c)         (25.81%)     (18.90%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                           $          10   $        1,004   $       1,354
Ratio of expenses to average net assets                                            2.75%(d)            1.82%        1.82%(d)
Ratio of net investment income (loss) to average net assets                      (0.85%)(d)            0.49%      (0.02%)(d)
Ratio of expenses to average net assets*                                           8.68%(d)            5.60%        6.95%(d)
Portfolio turnover**                                                                 97.85%           97.85%          10.88%
============================================================================================================================

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
**   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a)  For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(b)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c)  Not annualized.
(d)  Annualized.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

- Semi-Annual Report To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND
WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m. Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-848-0920 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
WWW.GARTMOREFUNDS.COM                                               GG-0005 3/03

Gartmore Mutual Funds         March 1, 2003

                              As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.






-    Nationwide(R) S&P 500 Index Fund

-    Nationwide(R) Mid Cap Market Index Fund

-    Nationwide(R) Small Cap Index Fund

-    Nationwide(R) International Index Fund

-    Nationwide(R) Bond Index Fund

TABLE OF CONTENTS
================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Nationwide S&P 500 Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide Small Cap Index Fund
Nationwide International Index Fund
Nationwide Bond Index Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Principal Investments and Techniques
Investment Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Investment Adviser
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . . . . . . . . . . .  27
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES

================================================================================


This Prospectus provides information about the following five Gartmore Mutual
Funds: Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide Small Cap Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund (together, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 19. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the principal risks of investing in the Funds. As with any mutual fund, there can be no guarantee that any Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Institutional Class. In addition, the Nationwide S&P 500 Index Fund also has Local Fund, Service Class and Institutional Service Class shares. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets. Having different classes simply lets you choose the cost structure that is right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 27.

ABOUT EACH FUND GENERALLY

Each Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of that Fund's index prior to the deduction of Fund expenses. Each Fund will be substantially invested in securities in the applicable index. Each of the Funds may change its target index without shareholder approval if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Manager Structure" for more information.

FUND SUMMARIES - NATIONWIDE S&P 500 INDEX FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The S&P 500 Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index (the S&P 500)(1) The Fund will attempt to match the performance of the S&P 500 Index as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500.

The S&P 500 is a market-weighted index composed of approximately 500 common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 500 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

----------------
1 "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information (SAI).


PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 500, may perform differently from the securities in the S&P 500. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Local Fund shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Local Fund shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.


[GRAPHIC OMITTED]

 1999    2000     2001   2002
20.1%   -9.4%   -12.4%   0.0%

ANNUAL RETURNS-LOCAL FUND SHARES(1) (YEARS ENDED DECEMBER 31)

Best Quarter:             -%       - qtr of -
Worst Quarter:            -%       - qtr of -
---------------
1    These returns do not reflect the effect of taxes.


One                                                                          Since
Average annual returns-as of December 31, 2002(1)         Year       Inception (2)
==================================================================================
Class A shares - Before Taxes(3)                                 -%             -%
----------------------------------------------------------------------------------
Class B Shares - Before Taxes(4)                                 -%             -%
----------------------------------------------------------------------------------
Class C Shares - Before Taxes(5)                                 -%             -%
----------------------------------------------------------------------------------
Service Class Shares - Before Taxes(6)                           -%             -%
----------------------------------------------------------------------------------
Institutional Service Class Shares - Before Taxes(6)             -%            -%%
----------------------------------------------------------------------------------
Institutional Class Shares - Before Taxes(7)                     -%             -%
----------------------------------------------------------------------------------
Local Fund Shares - Before Taxes                                 -%             -%
----------------------------------------------------------------------------------
Local Fund Shares - After Taxes on Distribution                  -%             -%
----------------------------------------------------------------------------------
Local Fund Shares - After Taxes on Distribution
and Sale of Shares                                               -%             -%
----------------------------------------------------------------------------------
S&P 500(8)                                                       -%             -%
----------------------------------------------------------------------------------

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund's Local Fund Shares began operations on July 24, 1998.

3 Performance includes that of Local Fund Shares, which was achieved prior to the creation of Class A on December 29, 1999, restated to reflect Class A Shares' maximum sales charge but not its expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.

4 Performance includes that of Local Fund Shares, which was achieved prior to the creation of Class B on December 29, 1999, restated to reflect Class B Shares' contingent deferred sales charge but not its expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.

5 These returns are based on the performance shown for Class B shares of the Fund through December 31, 2001, which was achieved prior to the creation of Class C shares. The returns have been restated for sales charges but not fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the Class C shares would have been similar assuming similar expenses.

6 Performance includes that of Local Fund shares, which was achieved prior to the creation of the Service Class and Institutional Service Class on November 2, 1998. These returns have not been restated to reflect the fees of these classes. Had Service Class and Institutional Service Class been in existence for the time periods presented, the performance of each class would have been lower as a result of their additional expenses.

7 Performance includes that of Local Fund Shares, which was achieved prior to the creation of the Institutional Class on December 30, 1999, and does not reflect Institutional Class shares' lower expenses.

8 The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies, as described on page 3. The Since Inception return for the Index is from inception of the Local Fund shares. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay whe buying and holding shares of the Nationwide S&P Index Fund.


                                                              Institutional
Shareholder Fees(1)                                 Service         Service   Institutional    Local
(paid directly from   Class A   Class B   Class C     Class           Class           Class    Class
your investment)       Shares    Shares    Shares    Shares          Shares          Shares   Shares
=====================================================================================================
Maximum Sales
Charge (Load)
imposed on
purchases (as a
percentage of
offering price)       5.75%(2)  None         1.00%  None      None            None            None
-----------------------------------------------------------------------------------------------------
Maximum
Deferred Sales
Charge (Load)
imposed on
redemptions
(as a percentage
of original
purchase price
or sale proceeds,
as applicable)        None(3)   5.00%(4)  1.00%(5)  None      None            None            None
-----------------------------------------------------------------------------------------------------

Annual Fund                                                   Institutional
Operating Expenses                                  Service         Service   Institutional    Local
(deducted from        Class A   Class B   Class C     Class           Class           Class    Class
Fund assets)           Shares    Shares    Shares    Shares          Shares          Shares   Shares
=====================================================================================================
Management
Fees                     0.13%     0.13%     0.13%     0.13%           0.13%           0.13%    0.13%
-----------------------------------------------------------------------------------------------------
Distribution
and/or
Service (12b-1)
Fees                     0.25%     1.00%     1.00%     0.15%  None            None              0.07%
-----------------------------------------------------------------------------------------------------
Other
Expenses(6)              0.45%     0.20%     0.20%     0.20%           0.43%           0.20%    0.20%
=====================================================================================================

TOTAL ANNUAL
FUND OPERATING
EXPENSES(7)              0.83%     1.33%     1.33%     0.48%           0.56%           0.33%    0.40%
-----------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" beginning on page 29.

3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee is paid. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.63% for Class A shares, 1.23% for Class B and C shares, 0.63% for Service Class shares, 0.48% for Institutional Service Class shares, 0.23% for Institutional Class shares and 0.35% for Local Fund shares at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year   3 years   5 years   10 years
==========================================================================
Class A Shares                      $     -  $      -  $      -  $       -
--------------------------------------------------------------------------
Class B Shares                      $   635  $    721  $    929  $   1,399
--------------------------------------------------------------------------
Class C Shares                      $   334  $    517  $    821  $   1,685
--------------------------------------------------------------------------
Service Class Shares                $    49  $    154  $    269  $     604
--------------------------------------------------------------------------
Institutional Service Class Shares  $    57  $    179  $    313  $     701
--------------------------------------------------------------------------
Institutional Class Shares          $    34  $    106  $    185  $     418
--------------------------------------------------------------------------
Local Fund Shares                   $    41  $    128  $    224  $     505

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
======================================================
Class B Shares  $   135  $    421  $    729  $   1,399
------------------------------------------------------
Class C Shares  $   234  $    517  $    821  $   1,685

---------------
1 Expenses paid on the same investment for all shares other than Class B and Class C shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE MID CAP MARKET INDEX FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Mid Cap Market Index Fund seeks to match the performance of the Standard & Poor's Mid Cap 400 Index (the S&P 400)1 as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Fund invests in the common stocks represented in the S&P 400 in roughly the same proportions as their weightings in the S&P 400. The S&P 400 is composed of 400 domestic stocks of medium sized companies with market capitalizations as of December 31, 2002 ranging primarily between $-million to $-billion. The Fund may also invest in derivative instruments linked to the S&P 400. The Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 400 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

---------------
1 "Standard & Poor's", "S&P", "S&P 400", "Standard & Poor's 400", and "400" are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the Index, see the SAI.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

MID CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mid cap companies are usually less stable in price and less liquid than the stocks of larger companies.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 400, may perform differently from the securities in the S&P 400. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 400 as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

 2000    2001    2002
18.3%   -1.8%    0.0%

Best Quarter:             -%       - qtr of -
Worst Quarter:            -%       - qtr of -

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                       One          Since
Average annual returns-as of December 31, 2002(1)      Year      Inception(2)
=============================================================================
Class A shares - Before Taxes                                -%            -%
-----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions                -%            -%
-----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                                        -%            -%
-----------------------------------------------------------------------------
Class B shares - Before Taxes(4)                             -%            -%
-----------------------------------------------------------------------------
Class C shares - Before Taxes(5)                             -%            -%
-----------------------------------------------------------------------------
Institutional Class shares - Before Taxes                    -%            -%
-----------------------------------------------------------------------------
S&P 4006                                                     -%            -%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 29, 1999.

3 The performance for "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of the Class B shares and is the same as the performance shown for Class A shares prior to the commencement of Class B shares on May 25, 2001. The returns have been restated for sales charges but not for fees applicable to Class B shares. Had Class B shares been in existence for the time periods presented, the performance of Class B shares would have been lower as a result of its additional expenses.

5 These returns are based on performance shown for Class B shares of the Fund through December 31, 2001, which was achieved prior to the creation of Class C shares. The returns have been restated for sales charges but not fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the Class C shares would have been similar assuming similar expenses.

6 The S&P 400 is an unmanaged index that measures the performance of mid-sized U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARIES - NATIONWIDE MID CAP MARKET INDEX FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Nationwide Mid Cap Market Index Fund.

                                                                    Institutional
Shareholder Fees(1)                   Class A   Class B   Class C           Class
(paid directly from your investment)   shares    shares    shares          shares
=================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                    5.75%(2)  None         1.00%  None
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)              None(3)   5.00%(4)  1.00%(5)  None
---------------------------------------------------------------------------------
Annual Fund Operating                                                Institutional
Expenses                              Class A   Class B   Class C            Class
(deducted from Fund assets)            shares    shares    shares           shares
==================================================================================
Management Fees                          0.22%     0.22%     0.22%           0.22%
----------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                     0.25%     1.00%     1.00%  None
----------------------------------------------------------------------------------
Other Expenses(6)                        0.31%     0.24%     0.24%           0.24%
==================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(7)                    0.78%     1.46%     1.46%           0.46%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" beginning on page 29.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee is paid. See "Buying, Selling and Exchanging Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.81% for Class A shares, 1.41% for Class B and C shares and 0.31% for Institutional Class shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Class A shares              $     -  $      -  $      -  $       -
------------------------------------------------------------------
Class B shares              $   649  $    762  $    997  $   1,475
------------------------------------------------------------------
Class C shares              $   347  $    557  $    889  $   1,829
------------------------------------------------------------------
Institutional Class shares  $    47  $    148  $    258  $     579

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
======================================================
Class B shares  $   149  $    462  $    797  $   1,475
------------------------------------------------------
Class C shares  $   247  $    557  $    889  $   1,829

---------------
1 Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE SMALL CAP INDEX FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Small Cap Index Fund seeks to match the performance of the Russell 2000(R) Index(1) (the Russell 2000) as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the Russell 2000 and derivative instruments linked to the Russell 2000. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller- capitalization U.S. companies in a wide range of businesses.

The Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the Russell 2000 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

---------------
1 The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a narrower portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small companies are usually less stable in price and less liquid than the stocks of larger companies.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the Russell 2000 Index, may perform differently from the securities in the Russell 2000 Index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Russell 2000 as closely as possible, it will tend to underperform the Index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways.An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining mar-

FUND SUMMARIES - NATIONWIDE SMALL CAP INDEX FUND

================================================================================


kets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.


[GRAPHIC OMITTED]

 1998   1999    2000    2001    2002
-2.3%  21.8%   -6.2%    1.7%    0.0%

ANNUAL RETURNS-CLASS A SHARES1 (YEARS ENDED DECEMBER 31)

Best Quarter:       -%      - qtr of -
Worst Quarter:      -%      - qtr of -

---------------
1 The Fund commenced operations on December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Small Cap Series (the "Series"). The returns shown above include the performance of the Series from its inception on April 9, 1997 through December 29, 1999. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through December 31, 2001, the returns reflect the Fund's actual Class A expenses, but on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed directly by the Fund. None of the annual returns include sales charges or reflect the effect of taxes. If sales charges were included, the annual returns would be lower than those shown.

                                                        One             Since
Average annual returns-as of December 31, 2002(1)      Year      Inception(2)
=============================================================================
Class A shares - Before Taxes(2)                             -%            -%
-----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions(2)             -%            -%
-----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(2,3)                                      -%            -%
-----------------------------------------------------------------------------
Class B shares - Before Taxes(4)                             -%            -%
-----------------------------------------------------------------------------
Class C shares - Before Taxes(5)                             -%            -%
-----------------------------------------------------------------------------
Institutional Class shares - Before Taxes(2)                 -%            -%
-----------------------------------------------------------------------------
Russell 2000(6)                                              -%            -%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2 The Series began operations on April 9, 1997. These returns prior to December 29, 1999, include performance based on the Series, which was achieved prior to the creation of the Fund on December 29, 1999. The returns have been restated for the sales charges for Class A shares, but not for fees applicable to Class A and Institutional Class of the Fund, and reflect performance of the Series prior to commencement of the Fund on December 29, 1999. Had the Fund been in existence for the time periods presented, the performance of Class A shares of the Fund would have been lower as a result of its additional expenses.

3 The performance for "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of the Class B shares which is the same as the performance shown for Class A shares through November 29, 2001. The returns have been restated for sales charges but not for fees applicable to Class B shares. Had Class B shares been in existence for the time periods presented, the performance of Class B shares would have been lower as a result of its additional expenses.

5 These returns are based on the performance shown for Class B shares of the Fund through December 31, 2001, which was achieved prior to the creation of Class C shares. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the Class C shares would have been similar assuming similar expenses.

6 The Russell 2000 is an unmanaged index that measures the performance of smaller U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Nationwide Small Cap Index Fund.




                                                                    Institutional
Shareholder Fees(1)                   Class A   Class B   Class C           Class
(paid directly from your investment)   shares    shares    shares          shares
==================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                    5.75%(2)  None         1.00%  None
----------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)              None(3)   5.00%(4)  1.00%(5)  None
----------------------------------------------------------------------------------

Annual Fund Operating                                               Institutional
Expenses                              Class A   Class B   Class C           Class
(deducted from Fund assets)            shares    shares    shares          shares
==================================================================================
Management Fees                          0.20%     0.20%     0.20%           0.20%
----------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                     0.25%     1.00%     1.00%  None
----------------------------------------------------------------------------------
Other Expenses(6)                        0.55%     0.40%     0.40%           0.40%
==================================================================================
TOTAL ANNUAL FUND                        1.00%     1.60%     1.60%           0.60%
OPERATING EXPENSES(7)

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" beginning on page 29.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee is paid. See "Buying, Selling and Exchanging Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.79% for Class A shares, 1.39% for Class B and C shares and 0.29% for Institutional Class shares at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Class A Shares              $     -  $      -  $      -  $       -
------------------------------------------------------------------
Class B Shares              $   663  $    805  $  1,071  $   1,664
------------------------------------------------------------------
Class C Shares              $   362  $    600  $    962  $   1,981
------------------------------------------------------------------
Institutional Class Shares  $    61  $    192  $    335  $     750

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
======================================================
Class B Shares  $   163  $    505  $    871  $   1,664
------------------------------------------------------
Class C Shares  $   261  $    600  $    962  $   1,981
------------------------------------------------------

---------------
1 Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE INTERNATIONAL INDEX FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Capitalization Weighted Index (the EAFE Index) as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the EAFE Index and in derivatives linked to the EAFE Index. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE Index is based on the market capitalization of each of the countries in the index.

The Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund does not necessarily invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the EAFE Index prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, less information about issuers and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the EAFE Index, may perform differently from the securities in the EAFE Index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the EAFE Index as closely as possible, it will tend to underperform the Index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market and currency exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices or currency rates are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)


[GRAPHIC OMITTED]

  2000    2001   2002
-13.7%  -22.5%   0.0%

Best Quarter:         -%        - qtr of -
Worst Quarter:        -%        - qtr of -

---------------
1 These annual returns do not include sales charges, or the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                                        Since
Average annual returns-as of December 31, 2002(1)    OneYear     Inception(2)
=============================================================================
Class A shares - Before Taxes                                -%           --%
-----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions                -%           --%
-----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sales of Shares(3)                                       -%           --%
-----------------------------------------------------------------------------
Class B shares - Before Taxes                                -%           --%
-----------------------------------------------------------------------------
Class C shares - Before Taxes(4)                             -%           --%
-----------------------------------------------------------------------------
Institutional Class shares - Before Taxes                    -%           --%
-----------------------------------------------------------------------------
EAFE Index(5)                                                -%           --%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on December 29, 1999.

3 The performance for "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns are based on the performance shown for Class B shares of the Fund through December 31, 2001, which was achieved prior to the creation of Class C shares. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the Class C shares would have been similar assuming similar expenses.

5 The EAFE Index is an unmanaged index that measures the performance of equity securities of global companies from various industrial sectors whose primary trading markets are located outside of the United States. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARIES - NATIONWIDE INTERNATIONAL INDEX FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Nationwide International Index Fund.

                                                                    Institutional
Shareholder Fees(1)                   Class A   Class B   Class C           Class
(paid directly from your investment)   shares    shares    shares          shares
==================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                    5.75%(2)  None         1.00%  None
----------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)              None(3)   5.00%(4)  1.00%(5)  None

Annual Fund Operating                                                Institutional
Expenses                              Class A   Class B   Class C            Class
(deducted from Fund assets)            shares    shares    shares           shares
==================================================================================
Management Fees                          0.27%     0.27%     0.27%           0.27%
Distribution and/or
Service (12b-1) Fees                     0.25%     1.00%     1.00%  None
----------------------------------------------------------------------------------
Other Expenses(6)                        0.42%     0.31%     0.31%           0.31%
==================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(7)                    0.94%     1.58%     1.58%           0.58%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" beginning on page 29.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee is paid. See "Buying, Selling and Exchanging Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.86% for Class A shares, 1.46% for Class B and C shares and 0.36% for Institutional Class shares at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Class A shares              $     -  $      -  $      -  $       -
------------------------------------------------------------------
Class B shares              $   661  $    799  $  1,060  $   1,626
------------------------------------------------------------------
Class C shares              $   359  $    594  $    952  $   1,960
------------------------------------------------------------------
Institutional Class shares  $    59  $    186  $    324  $     726

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
======================================================
Class B shares  $   161  $    499  $    860  $   1,626
------------------------------------------------------
Class C shares  $   259  $    594  $    952  $   1,960

---------------
1 Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE BOND INDEX FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Bond Index Fund seeks to match the performance of the Lehman Brothers Aggregate Bond Index (the Aggregate Bond Index) as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in bonds that are included in or correlated with the Aggregate Bond Index and in derivative instruments linked to that index. The Aggregate Bond Index is composed primarily of U.S. dollar-denominated investment grade bonds of different types.

The Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Fund does not necessarily invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of U.S. dollar-denominated investment grade bonds, including bonds issued by the U.S. Government and foreign governments and their agencies, and bonds issued by U.S. or foreign companies, among others. Because the Fund seeks to invest in assets whose performance matches the performance of the Aggregate Bond Index prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

MATURITY is the time at which the principal amount of a bond is scheduled to be repaid.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

INVESTMENT GRADE BONDS are securities which have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

FOREIGN RISK. The Bond Index Fund may invest in foreign securities to the extent foreign securities are represented in the Aggregate Bond Index. Currently, the Aggregate Bond Index includes a portion of foreign securities. The Fund will invest only in dollar-denominated foreign securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, higher transaction costs, less information about issuers and delayed settlement.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the Aggregate Bond Index, may perform differently from the securities in the index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track Aggregate Bond Index as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

FUND SUMMARIES - NATIONWIDE BOND INDEX FUND

================================================================================


DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES1 (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

1998     1999     2000    2001   2002
9.9%    -1.0%    11.6%    7.2%   0.0%

Best Quarter:           -%          - qtr of -
Worst Quarter:          -%          - qtr of -

---------------
1 The Fund commenced operations on December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Aggregate Bond Index Series (the "Series"). The returns shown above include the performance of the Series from its inception on April 3, 1997 through December 29, 1999. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through December 31, 2001, the returns reflect the Fund's actual Class A expenses, but on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed directly by the Fund. None of the annual returns include sales charges or the effect of taxes. If sales charges were included, the annual returns would be lower than those shown.

                                                                    Since
Average annual returns-as of December 31, 2002(1)    One year    Inception(2)
=============================================================================
Class A shares - Before Taxes(2)                             -%            -%
-----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions(2)             -%            -%
-----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(2)                                        -%            -%
-----------------------------------------------------------------------------
Class B shares - Before Taxes(3)                             -%            -%
-----------------------------------------------------------------------------
Class C shares - Before Taxes(4)                             -%            -%
-----------------------------------------------------------------------------
Institutional Class shares - Before Taxes(2)                 -%            -%
-----------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(5)                      -%            -%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2 The Series began operations on April 3, 1997. These returns include performance based on the Series, which was achieved prior to the creation of the Fund on December 29, 1999. The returns have been restated for the sales charges for Class A shares but not for fees applicable to Class A and Institutional Class shares of the Fund and reflect the performance of the Series prior to the commencement of the Fund on December 29, 1999. Had the Fund been in existence for the time periods presented, the performance of Class A shares of the Fund would have been lower as a result of its additional expenses.


                                                                              16

3 These returns include performance of the Fund which was achieved prior to the creation of the Class B shares which is the same as the performance shown for Class A shares prior to commencement of Class B shares on October 12, 2001. The returns have been restated for sales charges but not for fees applicable to Class B shares. Had Class B shares been in existence for the time periods presented, the performance of Class B shares would have been lower as a result of its additional expenses.

4 These returns are based on the performance shown for Class B shares of the Fund through December 31, 2001, which was achieved prior to the creation of Class C shares. The returns have not been restated for the fees of the Class C shares. These returns have been restated for sales charges but not fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the Class C shares would have been similar assuming similar expenses.

5 The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Nationwide Bond Index Fund.

                                                                     Institutional
Shareholder Fees(1)                   Class A   Class B   Class C            Class
(paid directly from your investment)   shares    shares    shares           shares
==================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as percentage
of offering price)                    5.75%(2)     None      1.00%           None
----------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)              None(3)   5.00%(4)  1.00%(5)  None

                                                                    Institutional
Annual Fund Operating Expenses        Class A   Class B   Class C           Class
(deducted from Fund assets)            shares    shares    shares          shares
==================================================================================
Management Fees                          0.22%     0.22%     0.22%           0.22%
----------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                     0.25%     1.00%     1.00%           None
----------------------------------------------------------------------------------
Other Expenses(6)                        0.41%     0.23%     0.23%           0.23%
==================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(7)                    0.88%     1.45%     1.45%           0.45%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" beginning on page 29.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.81% for Class A shares, 1.41% for Class B and C shares and 0.31% for Institutional Class shares at least through February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

FUND SUMMARIES - NATIONWIDE BOND INDEX FUND

================================================================================

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Class A shares              $   660  $    840  $  1,035  $   1,597
------------------------------------------------------------------
Class B shares              $   648  $    759  $    992  $   1,508
------------------------------------------------------------------
Class C shares              $   346  $    554  $    884  $   1,818
------------------------------------------------------------------
Institutional Class shares  $    46  $    144  $    252  $     567

You would pay the following expenses on the same investment if you did not sell your shares1:

                1 year   3 years   5 years   10 years
======================================================
Class B shares  $   148  $    459  $    792  $   1,508
------------------------------------------------------
Class C shares  $   246  $    554  $    884  $   1,818

---------------
1 Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES The Funds may use the following additional principal techniques described below in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

ALL FUNDS

The Funds will not attempt to buy or sell securities based on Fund management's economic, financial or market analysis, but will instead employ a "passive" investment approach. This means that Fund management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will only buy or sell securities when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that a Fund's portfolio turnover and trading costs will be lower than "actively" managed funds. However, the Funds have operating costs and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time.

Under normal circumstances, Fund management attempts to produce total returns over periods of one year and longer for each Fund before taking into account estimated expenses as follows: 10 basis points (a basis point is one one-hundredth of one percent (0.01%)), for the S&P 500 Index Fund, 100 basis points for the Small Cap Index Fund, 50 basis points for the Mid Cap Market Index Fund, 150 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. These levels of correlation are goals, and there can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds. Information regarding correlation of a Fund's performance to that of a target index will be reported in the Funds' annual report. Each Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options, futures contracts, options on futures contracts and/or swap agreements linked to the performance of its index. Derivatives allow a Fund to increase or decrease its exposure to its target index quickly and at less cost than buying or selling stocks. Each Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions to purchase shares of the Fund, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, a Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

SHORT-TERM INVESTMENTS

In addition to the investment strategies described below, each Fund may also invest in illiquid securities and repurchase agreements, and may engage in securities lending. Each Fund will also invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent a Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index as described above. The Funds will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Funds' exposure to common stocks or bonds, as a defensive strategy, but will instead use them to attempt to remain fully invested at all times. Each Fund may also invest in derivative instruments for the purposes described below.

S&P 500 INDEX FUND

The S&P 500 is composed of 500 selected common stocks as determined by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. larger-capitalization stocks, although a small part of the S&P 500 is made up of foreign companies which have a large presence in the U.S.
Standard & Poor's selects a stock for the S&P 500 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment. Standard & Poor's updates the S&P 500 periodically, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund).

SMALL CAP INDEX FUND

The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The stocks represented in the Index are issued by small-capitalization (as of December 31, 2002, these companies ranged from $- million to $- billion) U.S. companies in a wide range of businesses. The Russell 2000 is a market- weighted index, which means that the largest stocks represented in the Index have the most effect on the Index's performance. The

MORE ABOUT THE FUNDS

================================================================================


Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks. Frank Russell Company selects a stock for the Russell 2000 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the Index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index until the yearly update.

MID CAP MARKET INDEX FUND

The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index's performance. The stocks in the S&P 400 are chosen by Standard & Poor's Ratings Group (S&P). S&P chooses stocks for inclusion in the S&P 400 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors.

The Fund may invest in all 400 stocks in the S&P 400 in roughly the same proportion as their weightings in the S&P 400. For example, if 2% of the S&P 400 is made up of the stock of a particular company, the Fund may invest approximately 2% of its assets in that company. This strategy is known as "full replication." However, when the investment manager believes it would be cost efficient the Fund may deviate from full replication and instead invest in a sample of 400 stocks in the S&P 400 based on the investment manager's optimization process, a statistical sampling technique that aims to create a portfolio which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 400 as a whole, but which involves fewer transactions costs than would be incurred through full replication. The Fund may also purchase stocks not included in the S&P 400 when the investment manager believes that it would be a cost efficient way of approximating the S&P 400's performance to do so. If the Fund uses these techniques, it may not track the S&P 400 as closely as it would if it were fully replicating the S&P 400.

S&P may update the S&P 400 periodically, at which time there may be substantial changes in the composition of the Index (and consequently significant turnover in the Fund).

INTERNATIONAL INDEX FUND

The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. The weighting of the EAFE Index among these countries is based upon each country's relative market capitalizations. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International Limited ("Morgan Stanley"). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the international markets. Morgan Stanley selects of a stock for the EAFE Index based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment.

Morgan Stanley may update the EAFE Index periodically, at which time there may be substantial changes in the composition of the Index (and consequently significant turnover in the Fund).

BOND INDEX FUND

The Aggregate Bond Index is a market-weighted index comprised of 6,500 dollar-denominated investment grade bonds with maturities greater than one year. The Aggregate Bond Index includes:

-    U.S. government and government agency securities.
-    Securities issued by supranational entities, such as the World Bank.
-    Securities issued by foreign governments and U.S. and foreign corporations.
-    Mortgage backed securities.

Lehman Brothers selects a bond for the Aggregate Bond Index based on the index's criteria; it does not evaluate whether any particular bond is an attractive investment. Lehman Brothers may update the Aggregate Bond Index periodically, at which time there may be substantial changes in the composition of the Index (and consequently significant turnover in the Fund).

MORTGAGE BACKED SECURITIES are securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.

The Bond Index Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Bond Index Fund may have a higher portfolio turnover rate than the other Funds.

All ratings are determined at the time of investment to be within the top four rating categories by a rating agency. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

The Fund will usually invest a substantial portion of its assets in mortgage-backed securities. Mortgage backed securities may be either passthrough securities or collateralized mortgage obligations.

The Fund may also purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. This is when the Fund buys or sells securities with payment and delivery taking place in the future so that the Fund can lock in a favorable yield and price at the time of entering into the transaction. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund's sale of one security and purchase of a similar security, the Fund does not receive principal and interest on the securities sold. The Fund may also enter into standby commitment agreements in which the Fund is committed, for a stated period of time, to buy a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether the security is issued or not.

MEDIUM-GRADE SECURITIES are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment- grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

PASS-THROUGH SECURITIES represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs).

COLLATERALIZED MORTGAGE OBLIGATIONS are mortgage-backed securities that divide the principal and interest payments collected on a pool of mortgages into several revenue streams with different priority rights to various portions of the underlying mortgage payments.

INVESTMENT RISKS

BOND INDEX FUND

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

MORTGAGE-BACKED SECURITIES. U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage passthrough securities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC) certificates, as their collateral. CMOs can be issued by U.S. government agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than anticipated. Reinvesting the returned principal when the market is offering lower interest rates would reduce the Fund's income. Prepayment risk also means the possibility of losing principal as a result of faster than anticipated prepayments of securities purchased at a premium. Mortgage-backed securities are also subject to extension risk if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

DOLLAR ROLLS. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

MORE ABOUT THE FUNDS

================================================================================


STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements involve the risk that the value of the security on the delivery date may be less than its purchase price.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs the Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

FOREIGN GOVERNMENT DEBT. The Bond Index Fund may invest in debt securities issued or guaranteed by foreign governments or their agencies. Investments in these securities subject the Fund to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it generally will ask for more time in which to pay or for further loans. There is no bankruptcy proceeding by which all or part of debt securities that a government entity has not repaid may be collected.

INTERNATIONAL INDEX FUND AND BOND INDEX FUND

FOREIGN RISK. Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that a Fund will lose money.

- COUNTRY. General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.
- FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.
- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the disclosure and accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.
- CURRENCY. A significant portion of the International Index Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what such Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

SMALL CAP INDEX FUND AND MID CAP MARKET INDEX FUND

SMALL CAP RISK. Historically, the securities of small companies and some medium companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.
-    Have limited distribution capabilities for their products or services.

Certain small cap companies in which such Funds invest may be in the technology related and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap stocks in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

ALL FUNDS

DERIVATIVES. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Each Fund may use the following types of derivative instruments including: futures, forwards and options, options on futures, swaps and indexed securities.

FUTURES are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

FORWARDS are private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

OPTIONS are exchange-traded or private contracts involving the right of a holder to deliver (a "put") or receive (a "call") certain assets (or a money payment based on the change in value of certain assets or an index or, in case of an option on a future, the ability to enter into a futures contract at a prespecified price) from another party at a specified price with a specified time period.

SWAPS are private contracts involving the obligation of each party to exchange specified payments, which may be based on the value of an index or asset, with the other party at specified times.

INDEXED SECURITIES are debt obligations that return a variable amount of principal or interest based on the value of an index at a specified time.

Derivatives are volatile and involve significant risks, which may include:

- LEVERAGE RISK. The risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
- CREDIT RISK. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.
- CURRENCY RISK. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Funds may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which a Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Funds will use derivatives for anticipatory hedging in order to gain exposure efficiently to their underlying indexes in the event the Funds receive cash inflows.

BORROWING AND LEVERAGE. The Funds may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return.

Certain securities that a Fund buys may create leverage, including, for example, when issued securities, forwards commitments and options.

SHORT SALES. In selling a security the Fund does not own (a short sale), a Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

ILLIQUID SECURITIES. (Each Fund, except S&P 500 Index Fund) Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

RESTRICTED SECURITIES. (Each Fund, except S&P 500 Index Fund) Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

MORE ABOUT THE FUNDS

================================================================================


Restricted securities may be illiquid. A Fund may be unable to sell them on a short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so may be less able to predict a loss. In addition, if Fund management receives material adverse non-public information about the issuer, a Fund will not be able to sell the security.

RULE 144A SECURITIES. (Each Fund, except S&P 500 Index Fund) Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

SECURITIES LENDING. Each Fund may lend securities to financial institutions that provide cash or government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to a Fund.

MANAGEMENT

================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, PA 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF allocates fund assets among subadvisers and evaluates and monitors the performance of subadvisers. GMF is authorized to select and place portfolio investments on behalf of the Fund; however, GMF does not intend to do so at this time.

GMF was organized in 1999, and since September 1, 1999, it has provided investment advisory services to both Gartmore Mutual Funds and Gartmore Variable Investment Trust. As of December 31, 2002, GMF and its affiliates had approximately $- billion in assets under management of which $- billion was managed by GMF.

The Fund pays GMF a management fee which is based on each Fund's average daily net assets. The total management fee paid, including the fee paid to the subadviser, by the Funds for the fiscal year ended October 31, 2002, expressed as a percentage of each Funds' average daily net assets and not taking into account any applicable waivers, was as follows:

Fund                                  Fee Paid
===============================================
Nationwide S&P 500 Index Fund                -%
-----------------------------------------------
Nationwide Small Cap Index Fund           0.20%
-----------------------------------------------
Nationwide Mid Cap Market Index Fund      0.22%
-----------------------------------------------
Nationwide International Index Fund       0.27%
-----------------------------------------------
Nationwide Bond Index Fund                0.22%

MULTI-MANAGER STRUCTURE

GMF and Gartmore Mutual Funds (the Trust) have received from the Securities and Exchange Commission an exemptive order for a multimanager structure that allows GMF to hire, replace or terminate a subadviser without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds

-    performing initial due diligence on prospective subadvisers for a Fund
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
-    communicating performance expectations and evaluations to the subadvisers
- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.

SUBADVISER

Subject to the supervision of GMF and the Trustees, Fund Asset Management, L.P.
(FAM) P.O. Box 9011, Princeton, New Jersey 08543-9011, the Funds' subadviser, manages each Fund's assets in accordance with that Fund's investment objective and strategies. FAM makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

FAM is an affiliate of Merrill Lynch & Co. FAM and its advisory affiliates had approximately $- billion in investment company and other portfolio assets under management as of December 31, 2002. This amount includes assets managed for Merrill Lynch affiliates.

Out of its management fee, GMF pays FAM an annual subadvisory fee, based on each Fund's average daily net assets, as follows:

Fund                                         Assets          Fee
=================================================================
Nationwide S&P 500 Index              up to $200 million    0.04%

                                      $200 million or more  0.02%
-----------------------------------------------------------------
Nationwide Small Cap Index Fund       All assets            0.07%
-----------------------------------------------------------------
Nationwide Mid Cap Market Index Fund  All assets            0.09%
-----------------------------------------------------------------
Nationwide Bond Index Fund            All assets            0.09%
-----------------------------------------------------------------
Nationwide International Index Fund   All assets            0.12%

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers at least four (seven in the case of the S&P 500 Index Fund), different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Class, Service Class, Institutional Service Class and Local Fund shares are available to a limited group of investors, such as certain funds of funds.

The following sales charges will generally apply:

Front-end sales charge when you purchase:

-    Class A shares

-    Class C shares

Contingent Deferred Sales Charge (CDSC)

-    Class B shares if you sell your shares within six years of purchase

-    Class C shares if you sell your shares within one year of purchase

No Sales Charges on the remaining Classes.

Sales charges are paid to the Fund's distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays a selling representative. Gartmore Distribution Services, Inc. is the Funds' Distributor.

Class A, Class B, Class C, Service Class and Local Fund shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or are paid by the Distributor to brokers for distribution and shareholder services.

Class A, Service Class and Institutional Service Class shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class, Institutional Class, Service Class and Local Fund shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

Class A and D shares           Class B shares                       Class C shares
=======================================================================================================
Front-end sales charge         No front-end sales charge,           Front-end sales charge means that a
means that a  portion          so your full investment              portion of your initial investment
of your initial investment     immediately goes toward              goes toward the sales charge
goes toward the sales          buying shares                        and is not invested.  Front-end
charge, and is not invested                                         Sales Charge on Class C is lower
                                                                    than Class A
-------------------------------------------------------------------------------------------------------
Reductions and waivers         No reductions of the CDSC            Like Class B shares, no reductions
of the sales charge available  available, but waivers available     of the CDSC are available, but
                                                                    waivers are available
-------------------------------------------------------------------------------------------------------
Lower expenses than            Higher distribution and service      Higher distribution and service
Class B and Class C            fees than Class A and                fees than Class A shares mean
shares mean higher             Class D shares mean higher           higher fund expenses and lower
dividends per share            fund expenses and lower              dividends per share
                               dividends per share
-------------------------------------------------------------------------------------------------------
Conversion features            After seven years, Class B shares    Unlike Class B shares, Class C
are not applicable             convert into Class A shares, which   shares do not automatically
                               reduces your future fund expenses    convert into another class
-------------------------------------------------------------------------------------------------------
No sales charge                CDSC if shares are sold within       CDSC of 1% is applicable if
when shares are                six years: 5% in the first year,     shares are sold in the first
sold back to a Fund(1)         4% in the second, 3% in the          year after purchase
                               third and fourth years, 2%
                               in the fifth, and 1% in the
                               sixth year
-------------------------------------------------------------------------------------------------------
No maximum investment limit    Investments of $250,000              Investments of $1,000,000
                               or more may be rejected(2)           or more may be rejected(3)

---------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee is paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


For investors who are eligible to purchase Service Class, Institutional Class, Institutional Service Class or Local Fund shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C Shares.

WHO CAN BUY SERVICE CLASS SHARES

Currently, insurance company separate accounts may purchase Service Class shares using purchase payments received on variable insurance contracts issued to qualified plans. Programs offered to qualified plans through broker-dealers or the Nationwide Trust Company may also purchase Service Class shares of the Fund. Qualified plan-or variable insurance contract- directed-purchases, exchanges and redemptions are handled in accordance with terms of the qualified plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the qualified plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class shares should contact their designated financial intermediary directly for details concerning transactions.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by GMF or other affiliates of the Trust
- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund
- institutional advisory accounts of GMF, or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is compensated for its services exclusively from its clients for such advisory services
- high net worth individuals desiring to purchase shares of the Funds directly through the Distributor provided they are able to satisfy the minimum investment requirements described below.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contract issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plan adopted, pursuant to
     Section 401(a) of the Code.

WHO CAN BUY LOCAL FUND SHARES

Local Fund shares are sold to the funds of funds (mutual funds investing primarily in other mutual funds).

FUND SUMMARIES - NATIONWIDE HIGH YIELD BOND FUND

================================================================================


BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV), next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
- Other days when the New York Stock Exchange is not open. Each Fund reserves the right not to determine an NAV when:
-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may also be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for the Funds.


MINIMUM INVESTMENTS-CLASS A, CLASS B AND CLASS C SHARES
To open an account (per Fund)       $ 2,000
-------------------------------------------
To open an IRA account
(per Fund)                          $ 1,000
-------------------------------------------
Additional investments
(per Fund)                          $   100
-------------------------------------------
To start an Automatic Asset
Accumulation Plan                   $ 1,000
-------------------------------------------
Additional Automatic Asset
Accumulation Plan Transaction       $    50
-------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL SERVICE CLASS SHARES

To open an account
(per Fund)                          $50,000
-------------------------------------------
Additional investments              None
-------------------------------------------

INSTITUTIONAL CLASS SHARES

To open an account
(per Fund)                       $1,000,000
-------------------------------------------
Additional investments              None

If you purchase shares through an account at a broker different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

FRONT-END SALES CHARGES

CLASS A SALES CHARGES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.


CLASS A SHARES
                          Sales Charge          Dealer
                              as a            Commission
                         percentage of           as a
                      --------------------  percentage of
                      Offering    Amount       Offering
Amount of purchase      Price    Invested       Price
==========================================================
Less than $50,000        5.75%      6.10%           5.00%
----------------------------------------------------------
50,000 to $99,000        4.75       4.99            4.00
----------------------------------------------------------
100,000 to $249,000      3.50       3.63            3.00
----------------------------------------------------------
250,000 to $499,999      2.50       2.56            2.00
----------------------------------------------------------
500,000 to $999,999      2.00       2.04            1.75
----------------------------------------------------------
1 million or more    None       None       None
----------------------------------------------------------

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES [AVAILABLE FOR PURCHASE PRIOR TO MARCH 1, 2002]

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product) which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the purchase of any Gartmore Mutual Funds (Gartmore Funds) Class A shares.
-    The purchase can be made in any combination of Gartmore Funds.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


- The employer sponsored plan will be subject to a contingent deferred sales charge for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable contingent deferred sales charge will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

- 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.
- 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.
-    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

- An increase in the amount of your investment. The table above shows how the sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at the same address
     ----------------------
     can combine investments in the Gartmore Funds possibly reducing the sales charge.
-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     ----------------------------
     Funds Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.
-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of the Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
-    Letter  of  Intent Discount. State in writing that during a 13-month period
     ----------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Please call 1-800-848- 0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a brokerdealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following:
     -    Sales of non-Gartmore mutual fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead. To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF or GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives, and Southern States Cooperatives, Inc.)

Fund Summaries - Nationwide High Yield Bond Fund

================================================================================


Please refer to the SAI for additional information regarding the waiver of Class A sales charges.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charges and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an [unaffiliated] brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase the shares using one of the methods described below. When you buy shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Service Class, Institutional Class, Institutional Service Class or Local Fund shares should contact the Distributor at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail your application with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Funds resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice-response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS 1-800-848-0920

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE 1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


SELLING SHARES

You can sell-also known as redeeming-your shares of the Funds at any time, subject to certain restrictions as described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B The amount of the sales charge will decrease as illustrated in the following chart:

                 1       2       3       4       5       6   7 years
Sale within   year   years   years   years   years   years   or more
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%        0%

For certain sales to employer-sponsored retirement plans prior to March 2, 2003, a different CDSC may be applicable. Specifically, under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC. All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Fund will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC on Class B or Class C shares if you sell shares following the

FUND SUMMARIES - NATIONWIDE HIGH YIELD BOND FUND

================================================================================


death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section above entitled "Signature guarantee-Class A, Class B or Class C shares". Eligible entities wishing to sell Service Class, Institutional Class, Institutional Service Class or Local Fund shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1- 800-848-0920 connects you to our automated voiceresponse system, available 24 hours a day, seven days a weeks, for easy access to mutual fund information.

You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If the Funds act on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Funds will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Funds written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Funds. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore Funds at 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Funds receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds including downloading a prospectus as well as your own personal account. You may also perform transactions, such as purchases, redemptions and exchanges.
The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

CAPITAL GAINS TAXES If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 36.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits Class A and Class B shares of the Funds to compensate the Distributor for expenses associated with distributing and selling their shares and providing shareholder services. Service Class and Local Fund shares are also covered by the Distribution Plan.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, certain shares of the Funds pay the Distributor compensation accrued daily and paid monthly, not exceeding an annual amount of:

Class                 As a % of daily net assets
==========================================================
Class A shares        0.25% (distribution or service fee)
----------------------------------------------------------
Class B shares        1.00% (0.25% service fee)
----------------------------------------------------------
Class C shares        1.00% (0.25% service fee)
----------------------------------------------------------
Service Class shares  0.15% (distribution or service fee)
----------------------------------------------------------
Local Fund shares     0.07% (service fee)

Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new Fund meets the Fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares.

Generally there is no sales charge for exchanges of Class B, Class C, Institutional Service Class, Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. Beginning with purchases made March 1, 2003, if you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those new Class A shares within 18 months of the original purchase, the CDSC of the original Gartmore Fund purchase will apply. If you exchange Prime Shares of the Gartmore Money Market Fund ("Money Market Fund") into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C, and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class
A) shares, the time you held the Class B or Class C (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes-Exchanging Fund Shares" on page 36.

FUND SUMMARIES - NATIONWIDE HIGH YIELD BOND FUND

================================================================================


HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 31 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will processed on the date a Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920 or by logging on to our website at www.gartmorefunds. com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):
Fund Exchange Fee

Fund                                                       Exchange Fee
=======================================================================
Gartmore Emerging Markets Fund. . . . . . . . . . . . . . . .  2.00%

Gartmore International Growth Fund. . . . . . . . . . . . . .  2.00%

Gartmore International Small Cap Growth Fund. . . . . . . . .  2.00%

Gartmore Global Financial Services Fund . . . . . . . . . . .  2.00%

Gartmore Global Utilities Fund. . . . . . . . . . . . . . . .  2.00%

Gartmore Global Health Sciences Fund. . . . . . . . . . . . .  2.00%

Gartmore Worldwide Leaders Fund . . . . . . . . . . . . . . .  2.00%

Gartmore Nationwide Leaders Fund. . . . . . . . . . . . . . .  2.00%

Gartmore U.S. Growth Leaders Fund . . . . . . . . . . . . . .  2.00%

Gartmore Global Technology and Communications Fund. . . . . .  2.00%

Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . . .   1.50%

Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . . .   1.50%

Gartmore Millennium Growth Fund . . . . . . . . . . . . . . .  1.50%

Gartmore Value Opportunities Fund . . . . . . . . . . . . . .  1.50%

Nationwide Small Cap Fund . . . . . . . . . . . . . . . . . .  1.50%

DISTRIBUTION AND TAXES

================================================================================


The exchange fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS OF INCOME DIVIDENDS Every quarter, the S&P 500 Index, Small Cap Index, Mid Cap Market Index and International Index Funds distribute any available income dividends to shareholders. The Bond Index Fund distributes any available income dividends to shareholders daily and pays them monthly. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified taxdeferred plan or account). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividendreceived deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will generally distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified taxdeferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net shortterm capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, as are interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in our account. Checks that remain uncashed for six months will be canceled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding. You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution. The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice about your personal tax situation, please speak with your tax adviser.

Fund Summaries - Nationwide High Yield Bond Fund

================================================================================


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended October 31, 2002, has been audited by Pricewaterhouse Coopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. All other information has been audited by other auditors. Class B shares in the Nationwide Small Cap Index Fund and Class C shares for each of the Funds had not been offered to the public as of October 31, 2002. [TO BE CONFIRMED]

                              [TABLES TO BE UPDATED]                CLASS A SHARES                CLASS B SHARES
                                                               YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
NATIONWIDE S&P 500 INDEX FUND                                  OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001          2000(a)+         2001          2000(a)+
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      12.46          1$2.73   $      12.42   $       12.73
                                                              -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.06            0.05           0.01           (0.01)
Net realized and unrealized gains (losses) on investments            (3.17)          (0.24)         (3.16)          (0.25)
                                                              -------------  --------------  -------------  --------------
  Total investment activities                                        (3.11)          (0.19)         (3.15)          (0.26)
                                                              -------------  --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.06)          (0.08)         (0.01)          (0.05)
Net realized gains                                                   (0.11)              -          (0.11)              -
In excess of net realized gains                                      (0.06)              -          (0.06)              -
                                                              -------------  --------------  -------------  --------------
  Total distributions                                                (0.23)          (0.08)         (0.18)          (0.05)
                                                              -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                           (3.34)          (0.27)         (3.33)          (0.31)
                                                              -------------  --------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       9.12   $       12.46   $       9.09   $       12.42
                                                              =============  ==============  =============  ==============
  Total Return (excluding sales charge)                            (25.24%)        5.71%(b)       (25.65%)        5.17%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      3,237   $       2,214   $      1,879   $         987
Ratio of expenses to average net assets                               0.63%        0.63%(c)          1.23%        1.23%(c)
Ratio of net investment income (loss) to average net assets           0.70%        0.47%(c)          0.11%      (0.12%)(c)
Ratio of expenses to average net assets*                              1.03%        0.88%(c)          2.21%        2.05%(c)
Portfolio turnover**                                                  1.85%           9.72%          1.85%           9.72%
==========================================================================================================================


                                                                                             INSTITUTIONAL CLASS SHARES
                                                                                             YEAR ENDED     PERIOD ENDED
                                                                                             OCTOBER 31,     OCTOBER 31,
                                                                                                 2001         2000(a)+
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                                        $      12.49   $       12.73
                                                                                             -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    0.11 0.09
Net realized and unrealized gains (losses) on investments                                           (3.17)          (0.25)
                                                                                             -------------  --------------
  Total investment activities                                                                       (3.06)          (0.16)
                                                                                             -------------  --------------
DISTRIBUTIONS:
Net investment income                                                                               (0.11)          (0.08)
Net realized gains                                                                                  (0.11)              -
In excess of net realized gains                                                                     (0.06)              -
                                                                                             -------------  --------------
  Total distributions                                                                               (0.28)          (0.08)
                                                                                             -------------  --------------
Net increase (decrease) in net asset value                                                          (3.34)          (0.24)
                                                                                             -------------  --------------
NET ASSET VALUE - END OF PERIOD                                                              $       9.15   $       12.49
                                                                                             =============  ==============
  Total Return (excluding sales charge)                                                           (24.84%)        6.01%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                                           $    107,955   $      92,190
Ratio of expenses to average net assets                                                              0.23%        0.23%(c)
Ratio of net investment income (loss) to average net assets                                          1.10%        0.83%(c)
Ratio of expenses to average net assets*                                                             0.29%        0.30%(c)
Portfolio turnover**                                                                                 1.85%           9.72%
==========================================================================================================================

+ NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
* DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS
WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(a) FOR THE PERIOD FROM DECEMBER 29, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b) NOT ANNUALIZED.
(c) ANNUALIZED.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                         SERVICE CLASS SHARES
                                                               YEAR ENDED     YEAR ENDED     PERIOD ENDED
NATIONWIDE S&P 500 INDEX FUND                                  OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                  2001           2000          1999(a)
==========================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      12.45   $      11.91   $        9.66
                                                              -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.07           0.07            0.09
Net realized and unrealized gains (losses) on investments            (3.17)          0.56            2.25
                                                              -------------  -------------  --------------
  Total investment activities                                        (3.10)     0.63                 2.34
                                                              -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.07)         (0.07)          (0.09)
Net realized gains                                                   (0.11)         (0.02)              -
In excess of net realized gains                                      (0.06)             -               -
                                                              -------------  -------------  --------------
  Total distributions                                                (0.24)         (0.09)          (0.09)
                                                              -------------  -------------  --------------
Net increase (decrease) in net asset value                           (3.34)          0.54            2.25
                                                              -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       9.11   $      12.45   $       11.91
                                                              =============  =============  ==============
  Total Return (excluding sales charge)                            (25.22%)          5.25%       24.27%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $    233,943   $    189,443   $      72,049
Ratio of expenses to average net assets                               0.63%          0.63%        0.63%(c)
Ratio of net investment income (loss) to average net assets           0.70%          0.54%        0.69%(c)
Ratio of expenses to average net assets*                              0.69%          0.70%        0.83%(c)
Portfolio turnover**                                                  1.85%          9.72%          55.07%
==========================================================================================================
                                                                   INSTITUTIONAL SERVICE CLASS SHARES
                                                               YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                               OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                  2001           2000          1999(a)
==========================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      12.48   $      11.94   $        9.66
                                                              -------------  -------------  --------------
Investment Activities:
Net investment income (loss)                                          0.08           0.08            0.10
Net realized and unrealized gains (losses) on investments            (3.17)          0.56            2.27
                                                              -------------  -------------  --------------
  Total investment activities                                        (3.09)          0.64            2.37
                                                              -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.08)         (0.08)          (0.09)
Net realized gains                                                   (0.11)         (0.02)              -
In excess of net realized gains                                      (0.06)             -               -
                                                              -------------  -------------  --------------
  Total distributions                                                (0.25)         (0.10)          (0.09)
                                                              -------------  -------------  --------------
Net increase (decrease) in net asset value                           (3.34)          0.54            2.28
                                                              -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       9.14   $      12.48   $       11.94
                                                              =============  =============  ==============
  Total Return (excluding sales charge)                            (25.04%)          5.37%       24.64%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $     35,097   $     31,917   $      17,389
Ratio of expenses to average net assets                               0.48%          0.48%        0.48%(c)
Ratio of net investment income (loss) to average net assets           0.84%          0.69%        0.87%(c)
Ratio of expenses to average net assets*                              0.54%          0.55%        0.67%(c)
Portfolio turnover**                                                  1.85%          9.72%          55.07%
==========================================================================================================

* DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED,
THE RATIOS WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES
OF SHARES.
(a) FOR THE PERIOD FROM NOVEMBER 2, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1999.
(b) NOT ANNUALIZED.
(c) ANNUALIZED.

FUND SUMMARIES - NATIONWIDE HIGH YIELD BOND FUND
================================================================================


LOCAL FUND SHARES
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
NATIONWIDE S&P 500 INDEX FUND                                  OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                  2001           2000-          1999          1998(a)
=========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      12.48   $      11.95   $       9.66   $       10.00
                                                              -------------  -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.07           0.11           0.12            0.04
Net realized and unrealized gains (losses) on investments            (3.14)          0.54           2.27           (0.35)
                                                              -------------  -------------  -------------  --------------
  Total investment activities                                        (3.07)          0.65           2.39           (0.31)
                                                              -------------  -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.07)         (0.10)         (0.10)          (0.03)
Net realized gains                                                   (0.11)         (0.02)             -               -
In excess of net realized gains                                      (0.06)             -              -               -
                                                              -------------  -------------  -------------  --------------
  Total distributions                                                (0.24)         (0.12)         (0.10)          (0.03)
Net increase (decrease) in net asset value                           (3.31)          0.53           2.29           (0.34)
                                                              -------------  -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       9.17   $      12.48   $      11.95   $        9.66
                                                              =============  =============  =============  ==============
  Total Return (excluding sales charge)                            (24.91%)          5.43%         24.85%      (3.08%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $         96   $     10,555   $     30,674   $      22,325
Ratio of expenses to average net assets                               0.35%          0.35%          0.35%        0.35%(c)
Ratio of net investment income (loss) to average net assets           0.94%          0.84%          1.05%        1.55%(c)
Ratio of expenses to average net assets*                              0.37%          0.38%          0.52%        0.64%(c)
Portfolio turnover**                                                  1.85%          9.72%         55.07%           3.07%
=========================================================================================================================

+ Net investment income (loss) is based on average shares outstanding during the period.
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from July 24, 1998 (commencement of operations) through October 31, 1998.
(b) Not annualized.
(c) Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                        CLASS A SHARES           CLASS B SHARES
                                                                 YEAR ENDED      PERIOD ENDED     PERIOD ENDED
NATIONWIDE MID CAP MARKET INDEX FUND                            OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                                    2001           2000(a)          2001(d)
================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $         11.77   $       10.00   $         11.62
                                                              ----------------  --------------  ----------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                             0.07            0.09                 -
Net realized and unrealized gains (losses) on investments               (1.50)           1.76             (1.83)
                                                              ----------------  --------------  ----------------
  Total investment activities                                           (1.43)           1.85             (1.83)
                                                              ----------------  --------------  ----------------
DISTRIBUTIONS:
Net investment income                                                   (0.08)          (0.08)                -
Net realized gains                                                      (0.39)              -             (0.04)
In excess of net realized gains                                         (0.08)              -             (0.01)
                                                              ----------------  --------------  ----------------
  Total distributions                                                   (0.55)          (0.08)            (0.05)
                                                              ----------------  --------------  ----------------
Net increase (decrease) in net asset value                              (1.98)           1.77             (1.88)
                                                              ----------------  --------------  ----------------
NET ASSET VALUE - END OF PERIOD                               $          9.79   $       11.77   $          9.74
                                                              ================  ==============  ================
  Total Return (excluding sales charge)                               (12.57%)       18.51%(b)       (16.05%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $         9,028   $       3,049   $             6
Ratio of expenses to average net assets                                  0.81%        0.81%(c)          1.41%(c)
Ratio of net investment income (loss) to average net assets              0.56%        0.95%(c)        (0.38%)(c)
Ratio of expenses to average net assets*                                 1.27%        3.12%(c)          3.66%(c)
Portfolio turnover**                                                   119.76%          35.19%           119.76%
================================================================================================================

                                                                                  INSTITUTIONAL CLASS SHARES
                                                                                 YEAR ENDED       PERIOD ENDED
                                                                                 OCTOBER 31,      OCTOBER 31,
                                                                                     2001          2000(a)+
================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                           $       11.80   $         10.00
                                                                                --------------  ----------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                             0.10              0.14
Net realized and unrealized gains (losses) on investments                               (1.49)             1.76
                                                                                --------------  ----------------
  Total investment activities                                                           (1.39)             1.90
                                                                                --------------  ----------------
DISTRIBUTIONS:
Net Investment Income                                                                   (0.10)            (0.10)
Net realized gains                                                                      (0.39)                -
In excess of net realized gains                                                         (0.08)                -
                                                                                --------------  ----------------
  Total distributions                                                                   (0.57)            (0.10)
                                                                                --------------  ----------------
Net increase (decrease) in net asset value                                              (1.96)             1.80
                                                                                --------------  ----------------
NET ASSET VALUE - END OF PERIOD                                                 $        9.84   $         11.80
                                                                                ==============  ================
  Total Return (excluding sales charge)                                               (12.17%)         19.03%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets, at end of period (000)                                              $      26,719   $         7,957
Ratio of expenses to average net assets                                                  0.31%          0.31%(c)
Ratio of net investment income (loss) to average net assets                              1.08%          1.49%(c)
Ratio of expenses to average net assets*                                                 1.00%          2.76%(c)
Portfolio turnover**                                                                   119.76%            35.19%
================================================================================================================

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
+ Net investment income (loss) is based on average shares outstanding during the period.
(a) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(b) Not annualized.
(c) Annualized.
(d) For the period from May 25, 2001 (commencement of operations) through October 31, 2001.

FUND SUMMARIES - NATIONWIDE HIGH YIELD BOND FUND

================================================================================


                                                                     CLASS A SHARES           INSTITUTIONAL CLASS SHARES
                                                               YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
NATIONWIDE SMALL CAP INDEX FUND                                OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001          2000(A)          2001          2000(a)
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       9.67   $       10.00   $       9.70   $       10.00
                                                              -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.07            0.07           0.11            0.09
Net realized and unrealized gains (losses) on investments            (1.32)          (0.34)         (1.32)          (0.32)
                                                              -------------  --------------  -------------  --------------
  Total investment activities                                        (1.25)          (0.27)         (1.21)          (0.23)
                                                              -------------  --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.08)          (0.06)         (0.11)          (0.07)
                                                              -------------  --------------  -------------  --------------
  Total distributions                                                (0.08)          (0.06)         (0.11)          (0.07)
                                                              -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                           (1.33)          (0.33)         (1.32)          (0.30)
                                                              -------------  --------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       8.34   $        9.67   $       8.38   $        9.70
                                                              =============  ==============  =============  ==============
  Total Return (excluding sales charge)                            (12.95%)      (2.71%)(b)       (12.54%)      (2.30%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      4,098   $          32   $     11,366   $       2,301
Ratio of expenses to average net assets                               0.79%        0.79%(c)          0.29%        0.29%(c)
Ratio of net investment income (loss) to average net assets           0.75%        1.00%(c)          1.30%        1.69%(c)
Ratio of expenses to average net assets*                              1.64%      329.04%(c)          1.94%       19.76%(c)
Portfolio turnover**                                                 50.19%          48.27%         50.19%          48.27%
==========================================================================================================================

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(b) Not annualized.
(c) Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                     CLASS A SHARES                 CLASS B SHARES
                                                               YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
NATIONWIDE INTERNATIONAL INDEX FUND                            OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001          2000(A)          2001          2000(a)
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       8.65   $       10.00   $       8.62   $       10.00
                                                              -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.08            0.06           0.04            0.02
Net realized and unrealized gains (losses) on investments            (2.28)          (1.36)         (2.30)          (1.38)
                                                              -------------  --------------  -------------  --------------
  Total investment activities                                        (2.20)          (1.30)         (2.26)          (1.36)
                                                              -------------  --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.08)          (0.05)         (0.04)          (0.02)
                                                              -------------  --------------  -------------  --------------
  Total distributions                                                (0.08)          (0.05)         (0.04)          (0.02)
                                                              -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                           (2.28)          (1.35)         (2.30)          (1.38)
                                                              -------------  --------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       6.37   $        8.65   $       6.32   $        8.62
                                                              =============  ==============  =============  ==============
  Total Return (excluding sales charge)                            (25.44%)     (13.03%)(b)       (26.17%)     (13.62%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $     10,877   $         230   $         59   $          53
Ratio of expenses to average net assets                               0.86%        0.86%(c)          1.46%        1.46%(c)
Ratio of net investment income (loss) to average net assets           1.17%        1.01%(c)          0.42%        0.39%(c)
Ratio of expenses to average net assets*                              3.97%       49.77%(c)          7.41%       63.29%(c)
Portfolio turnover**                                                 30.18%           5.66%         30.18%           5.66%
==========================================================================================================================

                                                                                              INSTITUTIONAL CLASS SHARES
                                                                                             YEAR ENDED     PERIOD ENDED
                                                                                              OCTOBER 31,    OCTOBER 31,
                                                                                                 2001          2000(a)
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                                        $       8.66   $       10.00
                                                                                             -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                         0.10            0.09
Net realized and unrealized gains (losses) on investments                                           (2.29)          (1.35)
                                                                                             -------------  --------------
  Total investment activities                                                                       (2.19)          (1.26)
                                                                                             -------------  --------------
DISTRIBUTIONS:
Net investment income                                                                               (0.10)          (0.08)
                                                                                             -------------  --------------
  Total distributions                                                                               (0.10)          (0.08)
                                                                                             -------------  --------------
Net increase (decrease) in net asset value                                                          (2.29)          (1.34)
                                                                                             -------------  --------------
NET ASSET VALUE - END OF PERIOD                                                              $       6.37   $        8.66
                                                                                             =============  ==============
  Total Return (excluding sales charge)                                                           (25.28%)     (12.65%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                                           $     32,422   $       2,858
Ratio of expenses to average net assets                                                              0.36%        0.36%(c)
Ratio of net investment income (loss) to average net assets                                          1.42%        1.16%(c)
Ratio of expenses to average net assets*                                                             2.60%        8.18%(c)
Portfolio turnover**                                                                                30.18%           5.66%
==========================================================================================================================

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(b) Not annualized.
(c) Annualized.

FUND SUMMARIES - NATIONWIDE HIGH YIELD BOND FUND

================================================================================


                                                                    CLASS A SHARES              CLASS B
                                                                                                 SHARES
                                                               YEAR ENDED     PERIOD ENDED    PERIOD ENDED
NATIONWIDE BOND INDEX FUND                                     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                  2001          2000(a)         2001(d)
===========================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      10.08   $       10.00   $       10.75
                                                              -------------  --------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.57            0.50            0.02
Net realized and unrealized gains (losses) on investments             0.93            0.08            0.18
                                                              -------------  --------------  --------------
  Total investment activities                                         1.50            0.58            0.20
                                                              -------------  --------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.57)          (0.50)          (0.02)
Net realized gains                                                   (0.08)              -               -
                                                              -------------  --------------  --------------
  Total distributions                                                (0.65)          (0.50)          (0.02)
                                                              -------------  --------------  --------------
Net increase (decrease) in net asset value                            0.85            0.08            0.18
                                                              -------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                               $      10.93   $       10.08   $       10.93
                                                              =============  ==============  ==============
  Total Return (excluding sales charge)                              15.28%        5.92%(b)        1.85%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      9,693   $       8,352   $          10
Ratio of expenses to average net assets                               0.81%        0.81%(c)        1.41%(c)
Ratio of net investment income (loss) to average net assets           5.04%        6.06%(c)        3.05%(c)
Ratio of expenses to average net assets*                              1.12%        3.48%(c)        1.63%(c)
Portfolio turnover**                                                150.27%          35.74%         150.27%
===========================================================================================================

                                                                              INSTITUTIONAL CLASS SHARES
                                                                             YEAR ENDED      PERIOD ENDED
                                                                             OCTOBER 31,     OCTOBER 31,
                                                                                2001          2000(a)
===========================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD
                                                                             $       10.09   $       10.00
                                                                             --------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                          0.63            0.54
Net realized and unrealized gains (losses) on investments                             0.91            0.09
                                                                             --------------  --------------
  Total investment activities                                                         1.54            0.63
                                                                             --------------  --------------
DISTRIBUTIONS:
Net investment income                                                                (0.63)          (0.54)
Net realized gains                                                                   (0.08)              -
                                                                             --------------  --------------
  Total distributions                                                                (0.71)          (0.54)
                                                                             --------------  --------------
Net increase (decrease) in net asset value                                            0.83            0.09
                                                                             --------------  --------------
NET ASSET VALUE - END OF PERIOD
                                                                             $       10.92   $       10.09
                                                                             ==============  ==============
  Total Return (excluding sales charge)                                              15.71%        6.47%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                           $      45,750   $       3,763
Ratio of expenses to average net assets                                               0.31%        0.31%(c)
Ratio of net investment income (loss) to average net assets                           5.51%        6.49%(c)
Ratio of expenses to average net assets*                                              1.10%       10.87%(c)
Portfolio turnover**                                                                150.27%          35.74%
===========================================================================================================

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(b) Not annualized.
(c) Annualized.
(d) For the period from October 12, 2001 (commencement of operations) through October 31, 2001.

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS                              FOR 24-HOUR ACCOUNT ACCESS:
Please read this Prospectus before you invest,
and keep it with your records. The following       1-800-848-0920 (toll free)
documents - which may be obtained free of          Also, visit the Gartmore Funds' website at
charge - contain additional information about      www.gartmorefunds.com.
the Funds:
                                                   INFORMATION FROM THE SECURITIES
                                                   AND EXCHANGE COMMISSION (SEC)
- Statement of Additional Information (incor-
  porated by reference into this Prospectus)       You can obtain copies of Fund documents from
                                                   the SEC as follows:
- Annual Reports (which contain discussions
  of the market conditions and investment
  strategies that significantly affected each
  Fund's performance)
                                                   IN PERSON:

                                                   Public Reference Room in Washington, D.C. (For
                                                   their hours of operation, call 1-202-942-8090.)
- Semi-Annual Report
  To obtain a document free of charge, contact
  us at the address or number listed below.
                                                   BY MAIL:

                                                   Securities and Exchange Commission
                                                   Public Reference Section
FOR ADDITIONAL INFORMATION CONTACT:                Washington, D.C. 20549-0102
                                                   (The SEC charges a fee to copy any
Gartmore Funds                                     documents.)
P.O. Box 182205
Columbus, Ohio 43218-2205                          ON THE EDGAR DATABASE VIA
(614) 428-3278 (fax)
                                                   THE INTERNET:
FOR INFORMATION, ASSISTANCE AND                    www.sec.gov
WIRE ORDERS:                                       BY ELECTRONIC REQUEST:
1-800-848-0920 (toll free, 8 a.m. - 9 p.m.         publicinfo@sec.gov
Eastern Time, Monday through Friday)
                                                   THE TRUST'S INVESTMENT COMPANY ACT
                                                   FILE NO.: 811-08495
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
WWW.GARTMOREFUNDS.COM                              GG-0012 3/03

LEADERSHIP  Series

Gartmore Nationwide Leaders Fund (formerly Gartmore U.S. Leaders Fund) Gartmore U.S. Growth Leaders Fund
Gartmore Worldwide Leaders Fund



GARTMORE FUNDS                                       www.gartmorefunds.com

================================================================================

PROSPECTUS

March 1, 2003


[GRAPHIC OMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
GARTMORE                      disapproved these Funds' shares or determined
------------------            whether this prospectus is complete or accurate.
GLOBAL INVESTMENTS            To state otherwise is a crime.


--------------------------------------------------------------------------------

Look BEYOND.(SM)

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Gartmore Nationwide Leaders
Fund Gartmore U.S. Growth Leaders Fund
Gartmore Worldwide Leaders Fund

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Principal Investments and Techniques
Principal Investment Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Investment Adviser
Subadviser
Portfolio Management Teams

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . . . . . . . . . . . . . . 19
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . .   BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about three funds (the "Funds") offered by Gartmore Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 14. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Institutional Service Class. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you. The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 19.

FUND SUMMARIES - GARTMORE NATIONWIDE LEADERS FUND
                 (FORMERLY GARTMORE U.S. LEADERS FUND)

================================================================================


OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks a high total return from a concentrated portfolio of U.S. securities.

To achieve its objective, the Fund typically invests at least 80% of its net assets in equity securities of U.S. Leaders, primarily in common stocks and convertible securities. The Fund's portfolio manager generally intends to be fully invested in these securities. The Fund's portfolio manager seeks companies which generally meet one of the following character traits:

-    above average revenue growth,
-    consistent earnings growth,
-    above average earnings growth, or
-    attractive valuation.

The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies. Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will primarily invest in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500 Stock Index.

It usually will sell portfolio securities if:

-    The outlook of a company's earnings growth becomes less attractive.
-    More favorable opportunities are identified.
-    There is a significant increase in share price.

TOTAL RETURN
Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security's prospects for increasing in value.

U.S. LEADERS
A U.S. Leader is defined as a U.S. company with a strong franchise capable of taking advantage of its positioning in the market-place. The rationale for investing in U.S. Leaders arises from the expectation that these companies will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.

WHAT IS MARKET CAPITALIZATION? Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 14.

FUND SUMMARIES - GARTMORE NATIONWIDE LEADERS FUND
                 (FORMERLY GARTMORE U.S. LEADERS FUND)

================================================================================


PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after- tax returns shown are not relevant to investors who hold fund shares through tax-derferred arrangements, such as qualified retirement plans.

ANNUAL RETURN-CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)

[GRAPHIC OMMITED]

2001    -14.16%
2002         0%

2001    -22.49%
2002         0%

Best  Quarter:   ____%  ____  qtr  of  ____
Worst  Quarter:  ____%  ____  qtr  of  ____

----------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.


                                                                         Since
Average annual returns-as of December 31, 2002(1)          1 year  Inception(2)
===============================================================================
Class A shares - Before Taxes                              _____%        _____%
-------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions              _____%        _____%
-------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions              _____%        _____%
and Sales of Shares(3)
-------------------------------------------------------------------------------
Class B shares - Before Taxes                              _____%        _____%
-------------------------------------------------------------------------------
Class C shares - Before Taxes(4)                           _____%        _____%
-------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes          _____%        _____%
-------------------------------------------------------------------------------
S&P 500 Index(5)                                           _____%        _____%

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                Institutional
Shareholder Fees(1)                                                   Service
(paid directly from your         Class A   Class B   Class C            Class
investment)                      shares    shares    shares            shares
==============================================================================
Maximum Sales Charge             5.75%(2)     None     1.00%            None
(Load) imposed on
purchases
(as a percentage of
offering price)
------------------------------------------------------------------------------
Maximum Deferred Sales            None(3)    5.00%(4)  1.00%(5)         None
Charge (Load) imposed
on redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
------------------------------------------------------------------------------
Redemption/Exchange Fee             2.00%    2.00%     2.00%            2.00%
(as percentage of amount
redeemed or exchanged)(6)
------------------------------------------------------------------------------

                                                                Institutional
                                                                      Service
Annual Fund Operating Expenses   Class A   Class B   Class C            Class
(deducted from Fund assets)      shares    shares    shares            shares
==============================================================================
Management Fees(7)                  0.90%     0.90%     0.90%           0.90%
------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                0.25%     1.00%     1.00%           None
------------------------------------------------------------------------------
Other Expenses(8)                   1.75%     1.75%     1.75%           1.75%
==============================================================================
TOTAL ANNUAL FUND                   2.90%     3.65%     3.65%           2.65%
OPERATING EXPENSES(9)
------------------------------------------------------------------------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 21.

3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-(Contingent Deferred Sales Charge (CDSC) on Class A, Class B and Class C shares" on page 23.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-(Contingent Deferred Sales Charge
     (CDSC) on Class A, Class B and Class C shares" on page 23.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 30 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 24 and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page 26.

7 The Fund commenced operations on December 28, 2001. As a result, the management fee represents the maximum which could be paid to Gartmore Mutual Fund Capital Trust (GMF), the Fund's adviser, under its contract with the Fund.

8 As a new fund, these are estimates for the current fiscal year ending) October 31, 2002. These estimates do not take into account the expenses limitation agreement between the Fund and GMF.

9 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.20% for each Class. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years
========================================
Class A Shares         $   851  $  1,421
----------------------------------------
Class B Shares         $   867  $  1,417
----------------------------------------
Class C Shares         $   564  $  1,206
----------------------------------------
Institutional Service
Class Shares           $   268  $    823

You would pay the following expenses on the same investment if you did not sell your shares(1):

                       1 year   3 years
========================================
 Class  B  shares      $   367  $  1,117
----------------------------------------
Class  C  shares       $   464  $  1,206

----------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE U.S. GROWTH LEADERS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term growth.

To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of U.S. Growth Leaders. The portfolio managers generally intend to be fully invested in these securities. The Fund's portfolio managers look for companies whose earnings are expected to grow faster than other companies in the market. The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies.

Because the Fund is non- diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

U.S.  GROWTH  LEADERS
A U.S. Growth Leader is defined as a U.S. company with a strong and improving franchise that is well positioned to take advantage of growth opportunities. The rationale for investing in U.S. Growth Leaders arises from the expectation that these companies, which will demonstrate high growth potential, will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.

The Fund will primarily invest in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500 Stock Index.

WHAT IS MARKET CAPITALIZATION? Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

The Fund's portfolio manager usually will sell portfolio securities if:

-    The outlook of a company's earnings growth becomes less attractive.
-    More favorable opportunities are identified.
-    The price of the security is overvalued.

The Fund will invest 25% or more of its assets in a group of companies in software and related technology industries.

The portfolio managers may manage this Fund so that it has a portfolio turnover rate of 300% or more.

The Fund may also invest in debt securities, indexed/structured securities, high yield/high-risk bonds, options, futures, swaps and other types of derivatives for hedging purposes or non-hedging purposes such as seeking to enhance return. The Fund may also engage in short selling. See the Statement of Additional Information (SAI) for a discussion of these securities.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivative contract presents the same types of default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in a group of companies in software and other technology related industries. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry of concentration. In addition to these general risk factors, the Fund may be especially susceptible to factors affecting software and other technology-related industries.

PORTFOLIO TURNOVER RISK. The portfolio managers may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund, increase volatility of the Fund and cause a shareholder to have additional tax consequences as a result of owning The Fund.

SHORT SALES RISK. Short sales are the sale of a security the Fund does not currently own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at some later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short and the date the Fund purchases the security to replace the borowed security. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 14.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a before- tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-derferred arrangements, such as qualified retirement plans.

[GRAPHIC OMITTED]

2001    -14.16%
2002         0%

2001    -22.49%
2002         0%

ANNUAL RETURN-CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)
Best  Quarter:   ____%  ____  qtr  of  ____
Worst  Quarter:  ____%  ____  qtr  of  ____

----------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES - GARTMORE U.S. GROWTH LEADERS FUND

================================================================================


                                                                       Since
Average annual returns-as of December 31, 2002(1)      1 year   Inception(2)
============================================================================
Class A shares - Before Taxes                           _____%        _____%
----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions           _____%        _____%
----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions           _____%        _____%
and Sales of Shares(3)
----------------------------------------------------------------------------
Class B shares - Before Taxes                           _____%        _____%
----------------------------------------------------------------------------
Class C shares - Before Taxes(4)                        _____%        _____%
----------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes       _____%        _____%
----------------------------------------------------------------------------
S&P 500 Index(5)                                        _____%        _____%

----------------
1 returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on June 30, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar, assuming similar expenses.

5 The Standard & Poor's 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                Institutional
Shareholder Fee(1)                                                    Service
(paid directly from              Class A   Class B   Class C          Service
your investment)                  shares    shares    shares           shares
==============================================================================
Maximum Sales Charge             5.75%(2)      None     1.00%            None
(Load) imposed on
purchases (as a percentage
of offering price)
------------------------------------------------------------------------------
Maximum Deferred Sales           None(3)   5.00%(4)  1.00%(5)            None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
------------------------------------------------------------------------------
Redemption/Exchange Fee             2.00%     2.00%     2.00%           2.00%
(as percentage of amount
redeemed or exchanged)(6)
------------------------------------------------------------------------------

                                                                Institutional
                                                                      Service
Annual Fund Operating Expenses   Class A   Class B   Class C            Class
(deducted from Fund assets)      shares    shares    shares            shares
==============================================================================
Management Fees(7)                  0.89%     0.89%     0.89%           0.89%
------------------------------------------------------------------------------
Distribution and/or                 0.25%     1.00%     1.00%            None
Service (12b-1) Fees
------------------------------------------------------------------------------
Other Expenses(8)                   2.57%     2.57%     2.57%           2.57%
==============================================================================
TOTAL ANNUAL FUND                   3.71%     4.46%     4.46%           3.46%
OPERATING EXPENSES(9)
------------------------------------------------------------------------------

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 21.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-(Contingent Deferred Sales Charge (CDSC) on Class A, Class B and Class C shares" on page 23.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-(Contingent Deferred Sales Charge
     (CDSC) on Class A, Class B and Class C shares" on page 23.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 30 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 24 and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page 26.

7 The management fee given above is a base fee and may be higher or lower depending upon the Fund's performance relative to its benchmark, the S&P 500 Index. For more information concerning this Fund see the section entitled "Management" on page 17.

8 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

9 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.30% for Class A, B, C and Institutional Service Class shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Class A shares              $   ___  $    ___  $    ___  $     ___
------------------------------------------------------------------
Class B shares              $   ___  $    ___  $    ___  $     ___
------------------------------------------------------------------
Class C shares              $   ___  $    ___  $    ___  $     ___
------------------------------------------------------------------
Institutional Service       $   ___  $    ___  $    ___  $     ___
Class shares

You would pay the following expenses on the same investment if you did not sell your shares(1):

                            1 year   3 years   5 years   10 years
==================================================================
Class B shares              $   ___  $    ___  $    ___  $     ___
------------------------------------------------------------------
Class C shares              $   ___  $    ___  $    ___  $     ___

----------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE WORLDWIDE LEADERS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP) as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of companies throughout the world, including the U.S. Some of the companies will be multi-national companies operating throughout the world, while others will be located in, and tied economically primarily to, one country. Under normal conditions, the Fund will be invested in at least three different countries.

A "WORLDWIDE LEADER" is a company located anywhere in the world that, based on GGP's assessment, is well positioned to take advantage of growth opportunities in its industry. The "worldwide leaders," in which the Fund will invest, will include equity securities of both companies that GGP believes offer long-term, strategic growth opportunities because of their strong competitive advantage within key growth segments and those of companies that GGP believes offer short-term tactical opportunities based on current circumstances. GGP will vary the combination of securities chosen for the Fund based on market conditions and the opportunities available.

GGP chooses equity securities of companies that it considers to be "leaders." Specifically, through its research process, GGP looks to evaluate which industries offer the most attractive growth rates and which companies have earnings growth potential greater than that expected by the stock markets in which the Fund's securities are traded.

Because the Fund is non- diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 30 companies.

GGP primarily invests in equity securities, which may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts for any of the foregoing.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes offer earnings growth that exceeds market expectations; and

- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP may manage this Fund so that it has a portfolio turnover rate of 300% or more.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with domestic investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 30 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of securities if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund, increase volatility of the Fund and cause a shareholder to have additional tax consequences as a result of owning shares of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 14.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a before- tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that certain time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-derferred arrangements, such as qualified retirement plans.

[GRAPHIC OMITTED]

ANNUAL RETURN - CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)

Best  Quarter:  ____%  ____  qtr  of  ____
Worst  Quarter: ____%  ____  qtr  of  ____

----------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.


Average annual returns-                                            Since
as of December 31, 2002(1)                          1 year   Inception(2)
=========================================================================
Class A shares - Before Taxes                         ____%         ____%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions         ____%         ____%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                                 ____%         ____%
-------------------------------------------------------------------------
Class B shares - Before Taxes                         ____%         ____%
-------------------------------------------------------------------------
Class C shares - Before Taxes(4)                      ____%         ____%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes     ____%         ____%
-------------------------------------------------------------------------
Morgan Stanley Capital World Index(5)                 ____%         ____%

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on August 30, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

5 The Morgan Stanley Capital International (MSCI) World Index-an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East-gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the MSCI World Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FUND SUMMARIES - GARTMORE WORLDWIDE LEADERS FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                Institutional
Shareholder Fees(1)                                                   Service
(paid directly from your         Class A   Class B   Class C            Class
investment)                       shares    shares    shares           shares
==============================================================================
Maximum Sales Charge             5.75%(2)  None         1.00%            None
(Load) imposed on
purchases (as a percentage
of offering price)
------------------------------------------------------------------------------
Maximum Deferred Sales            None(3)  5.00%(4)  1.00%(5)            None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
------------------------------------------------------------------------------
Redemption/Exchange Fee             2.00%     2.00%     2.00%           2.00%
(as a percentage of amount
redeemed or exchanged)(6)
------------------------------------------------------------------------------

                                                                Institutional
                                                                      Service
Annual Fund Operating Expenses   Class A   Class B   Class C            Class
(deducted from Fund assets)      shares    shares    shares            shares
==============================================================================
Management Fees                     1.00%     1.00%     1.00%           1.00%
------------------------------------------------------------------------------
Distribution and/or                 0.25%     1.00%     1.00%            None
Service (12b-1) Fees
------------------------------------------------------------------------------
Other Expenses(7)                   1.19%     1.19%     1.19%           1.19%
==============================================================================
TOTAL ANNUAL FUND                   2.44%     3.19%     3.19%           2.19%
OPERATING EXPENSES(8)

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 21.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finders fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 23.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 23.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 24 and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page 26.

7 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for Class A, B, C and Institutional Service Class shares. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Class A shares              $   ___  $    ___  $    ___  $     ___
------------------------------------------------------------------
Class B shares              $   ___  $    ___  $    ___  $     ___
------------------------------------------------------------------
Class C shares              $   ___  $    ___  $    ___  $     ___
------------------------------------------------------------------
Institutional Service       $   ___  $    ___  $    ___  $     ___
Class shares

You would pay the following expenses on the same investment if you did not sell your shares(1):

                            1 year   3 years   5 years   10 years
==================================================================
Class B shares              $   ___  $    ___  $    ___  $     ___
------------------------------------------------------------------
Class C shares              $   ___  $    ___  $    ___  $     ___

----------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

================================================================================

TEMPORARY  DEFENSIVE  POSITIONS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser [or subadviser (include if appropriate)] believes that business, economic, political or financial conditions warrant, a Fund, subject to the Fund's permitted investments, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and (5) subject to the limits of the 1940 Act; shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about each of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

PREFERRED STOCK. (U.S. GROWTH LEADERS AND WORLDWIDE LEADERS) Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES. (ALL FUNDS) Convertible securities - also known as convertibles - include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non- convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS. (WORLDWIDE LEADERS) A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

SHORT SALES. (U.S. GROWTH LEADERS) In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

DERIVATIVES. (U.S. GROWTH LEADERS) A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

DEPOSITARY RECEIPTS. (WORLDWIDE LEADERS) A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

REITS. (WORLDWIDE LEADERS) Real estate investment trusts (REITs) are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

PRINCIPAL INVESTMENT RISKS

FOREIGN RISK. (WORLDWIDE LEADERS) Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that a Fund will lose money.

- COUNTRY. General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

MORE ABOUT THE FUNDS

================================================================================


- CURRENCY. A significant portion of a Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

MANAGEMENT

================================================================================


INVESTMENT ADVISER-GARTMORE U.S. LEADERS FUND AND GARTMORE U.S. GROWTH LEADERS FUND

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of both the Gartmore U.S. Leaders Fund's and the Gartmore U.S. Growth Leaders Fund's assets and supervises the daily business affairs of each Fund. GMF was organized in 1999, and advises mutual funds. As of December 31, 2002, GMF and its affiliates had approximately $___ billion in assets under management, of which $__ billion was managed by GMF.

The Gartmore Nationwide Leaders Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the fiscal year ended October 31, 2002 - expressed as a percentage of the Fund's average net assets and not taking into account any applicable waivers was ___%.

The Gartmore U.S. Growth Leaders Fund pays GMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12% and GMF will receive the applicable base fee (the applicable base fee is calculated according to the breakpoint structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable* is based on the Fund's average daily net assets and includes breakpoints so fees decrease as assets increase:

Assets                   Min Fee   Base Fee   Max Fee
=====================================================
up to $500 million         0.68%      0.90%     1.12%
-----------------------------------------------------
500 million-$2 billion     0.62%      0.80%     0.98%
-----------------------------------------------------
2 billion or more          0.59%      0.75%     0.91%

----------------
* The total management fee paid by the Fund for the fiscal year ended October 31, 2002-expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers-was 0.89%.

PORTFOLIO MANAGER - GARTMORE U.S. LEADERS FUND

Simon Melluish is the portfolio manager of the Fund. As portfolio manager, Mr. Melluish is responsible for the day-to-day management of the Fund and selection of the Fund's investments.

Mr. Melluish joined Gartmore Investment Management plc ("GIM"), an affiliate of GMF, in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently manages the Gartmore Nationwide Leaders Fund and co-manages the Gartmore Total Return Fund and the Gartmore GVIT Total Return Fund.

PORTFOLIO MANAGERS - GARTMORE U.S. GROWTH LEADERS FUND

Christopher Baggini and Aaron Harris are the co-portfolio managers of the Fund. As co-portfolio managers, they are responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors.

Mr. Harris joined GMF in April 2000. Prior to joining GMF, Mr. Harris was a portfolio manager managing portions of several portfolios for Nicholas-Applegate Capital Management.

INVESTMENT ADVISER -
GARTMORE WORLDWIDE LEADERS FUND

Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Gartmore Worldwide Leaders Fund. GGAMT was organized in July 2000, and advises mutual funds and other institutional accounts. As of December 31, 2002, GGAMT and its U.S. affiliates had over $___ billion in assets under management, of which $__ million was managed by GGAMT.

The Fund pays GGAMT an annual management fee, which is based on the Fund's average daily net assets. The total management fee (including fees paid to subadvisers) paid by the Fund for the fiscal year ended October 31, 2002-expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers-was 1.00%.

MANAGEMENT

================================================================================


SUBADVISER

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428, is the subadviser to the Gartmore Worldwide Leaders Fund. Subject to the supervision of GGAMT and the Trustees, GGP manages the Gartmore Worldwide Leaders Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for each the Gartmore Worldwide Leaders Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2002 manages approximately $___ billion in assets.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Fund's average daily net assets of 0.50%.

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the persons primarily responsible for day-to-day management of each Fund.

PORTFOLIO  MANAGEMENT  TEAM

Neil Rogan is the leader of the portfolio management team responsible for day-to-day management of the Gartmore Worldwide Leaders Fund. He also manages the Gartmore GVIT Worldwide Leaders Fund and other investment companies not offered in the U.S. Mr. Rogan joined Gartmore Investment Management plc, an affiliate of GGP, as head of Asia Pacific Equities in September 1997. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, US and Global Equities management teams. In January 2001 Mr. Rogan undertook responsibility for the Global Equity Team. Prior to joining Gartmore, Mr. Rogan worked for Touche Remnant, where he specialized in Pacific & Emerging Markets (1982-1985), Flemings in London, where he was appointed head of the Pacific Region Portfolios Group in 1989 (1985-1992) and Jardine Fleming Investment Management in Hong Kong, where he served as a director and senior fund manager (1992-1997). Mr. Rogan is also an associate member of the UK Society of Investment Professionals.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, the Funds offer different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

     Class A shares
     Class C shares

Contingent Deferred Sales Charge (CDSC)1:

     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class shares

Sales charges are paid to the Fund's distributor, Gartmore Distributor Services Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares each pay distribution and/or service fees under a Distribution Plan. These fees are retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A share and are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order in excess of $250,000 for Class B shares and $1,000,000 for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:


Class A shares                 Class B shares                  Class C shares
=================================================================================================
Class A shares                 Class B shares                  Class C shares
Front-end sales charge         No front-end sales charge, so   Front-end sales charge means that
means that a  portion of       your full  investment           a portion of  your initial
your initial investment goes   immediately goes toward         investment goes toward the sales
toward thesales charge, and    buying shares                   charge and is not invested. Front-
is  not invested                                               end Sales  Charge on Class C is
                                                               lower than Class A.
-------------------------------------------------------------------------------------------------
Reductions and waivers of      No reductions of the CDSC       Like Class B shares, no
the sales  charge available    available,  but waivers         reductions of the  CDSC are
                               available                       available, but waivers are
                                                               available
-------------------------------------------------------------------------------------------------
Lower expenses than Class      Higher distribution and         Higher distribution and service
B and  Class C shares mean     service fees than  Class A      fees than  Class A shares mean
higher dividends  per share    shares mean higher fund         higher fund expenses  and lower
                               expenses and lower              dividends per share
                               dividends per share
-------------------------------------------------------------------------------------------------
Conversion features are not    After seven years, Class B      Unlike Class B shares, Class C
applicable                     shares convert  into Class A    shares do not  automatically
                               shares, which reduces your      convert into another class
                               future fund expenses
-------------------------------------------------------------------------------------------------
No sales charge when           CDSC if shares are sold         CDSC of 1% is applicable if
shares are  sold back to a     within six years:  5% in the    shares are sold in  the first year
Fund(1)                        first year, 4% in the second,   after purchase
                               3%  in the third and fourth
                               years, 2% in the fifth,  and
                               1% in the sixth year
-------------------------------------------------------------------------------------------------
No maximum investment          Investments of $250,000 or      Investments of $1,000,000 or
limit                          more may be  Rejected(2)        more may be  Rejected(3)

----------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


For investors who are eligible to purchase Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C Shares.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans

- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services

- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides

- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.


BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to such class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New  Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine an NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of a Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund's administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

MINIMUM INVESTMENTS - CLASS A, B & C SHARES

To open an account (per Fund)           $ 2,000
-----------------------------------------------
To open an IRA account (per Fund)       $ 1,000
-----------------------------------------------
Additional investments (per Fund)       $   100
-----------------------------------------------
To Start an Automatic Asset
Accumulation Plan                       $ 1,000
-----------------------------------------------
Additional Automatic Asset
Accumulation Plan Transaction           $    50
-----------------------------------------------

MINIMUM INVESTMENT - INSTITUTIONAL SERVICE CLASS SHARES

To open an account
(per Fund)                              $50,000
-----------------------------------------------
Additional investments
(per fund)                                 None
-----------------------------------------------

If you purchase shares through an account at a broker different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

IN-KIND PURCHASES. Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund.

FRONT-END SALES CHARGES
CLASS A AND CLASS C SALES CHARGES

The chart below shows the Class A front-end sales charges, which decrease as the amount of your investment increases.


CLASS A SHARES             Sales Charge       Dealer
                              as a          Commission
                          percentage of        as a
                      -------------------- percentage of
                      Offering    Amount    Offering
Amount of purchase      Price    Invested     Price
========================================================
Less than $50,000        5.75%      6.10%      5.00%
--------------------------------------------------------
50,000 to $99,999        4.75       4.99       4.00
--------------------------------------------------------
100,000 to $249,999      3.50       3.63       3.00
--------------------------------------------------------
250,000 to $499,999      2.50       2.56       2.00
--------------------------------------------------------
500,000 to $999,999      2.00       2.04       1.75
--------------------------------------------------------
1 million or more        None       None       None


CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

As noted above, beginning March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A shares within 18 months of the date of purchase. (See "Contingent deferred sales charge
(CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

Prior to March 1, 2003, a different finder's fee was applicable.

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in a Fund through a variable insurance product) which are subject to a CDSC as described below, a Fund will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Gartmore Mutual Funds (Gartmore Funds) Class A shares.
-    The purchase can be made in any combination of Gartmore Funds.
- The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

- 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.
- 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.
-    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The table above shows how the
     ---------------------------------------------
     sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at the same address
     ----------------------
     can combine investments in the Gartmore Funds Class A shares, possibly reducing the sales charge.

-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     ----------------------------
     Funds Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest the proceeds, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. State in writing that during a 13-month period
     -------------------------
     you or a group of family members who live at the same

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================


address will purchase or hold at least $50,000 in Class A shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchases:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor, to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker- dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following:
     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GGAMT, GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperatives, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an [unaffiliated] brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check order made payable to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                  1-800-848-0920

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may also delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about the Funds' ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE - CLASS A, CLASS B AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 years
Sale within   year   years   years   years   years   years   or more
=====================================================================
Sales charge     5%      4%      3%      3%      2%      1%        0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                    $1 million to   $4 million to   $25 million
Amount of Purchase     $3,999,999     $24,999,999       or more
================================================================
                             1.00%           0.50%         0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

For certain sales to employer-sponsored retirement plans prior to March 1, 2003, a different CDSC may be applicable. Specifically, under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC. All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. Also, we will waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

REDEMPTION FEES

A Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) of the Gartmore Nationwide Leaders and Gartmore U.S. Growth Leaders Funds after holding them for less than 30 days and of the Gartmore Worldwide Leaders Fund after holding them for less than 90 days. The redemption fee is paid directly to the appropriate Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B and Class C shares" above. Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL  GAINS  TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 27.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website, www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES - CLASS A, B AND C SHARES

If the value of your Class A, B, or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Class                                     As a % of daily net assets
===============================================================================
Class A shares                            0.25% (distribution or service fee)
-------------------------------------------------------------------------------
Class B shares                            1.00%  (0.25% service fee)
-------------------------------------------------------------------------------
Class C shares                            1.00% (0.25% service fee)

Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

CAPITAL  AINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes-Exchanging Fund Shares" on page 27.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of a Fund for Class A shares of any other fund within the Gartmore Funds, but you can not exchange Class A shares for Class B, Class C or Institutional Service Class shares of another Fund.

Generally there is no sales charge for exchanges of Class B, Class C or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund. If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held the Class B or Class C (or Class A) shares prior to the exchange into the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 22 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                                Exchange Fee
================================================================================

Gartmore Emerging Markets Fund . . . . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore International Growth Fund . . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore International Small Cap Growth Fund . . . . . . . . . . . . . . . 2.00%

Gartmore Global Financial Services Fund. . . . . . . . . . . . . . . . . . 2.00%

Gartmore Global Utilities Fund . . . . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore Global Health Sciences Fund . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore Worldwide Leaders Fund  . . . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore Nationwide Leaders Fund . . . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore U.S. Growth Leaders Fund. . . . . . . . . . . . . . . . . . . . . 2.00%

Gartmore Global Technology and Communications Fund . . . . . . . . . . . . 2.00%

Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . . . . . . . . . . 1.50%

Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . . . . . . . . . . 1.50%

Gartmore Millennium Growth Fund. . . . . . . . . . . . . . . . . . . . . . 1.50%

Gartmore Value Opportunities Fund. . . . . . . . . . . . . . . . . . . . . 1.50%

Nationwide Small Cap Fund. . . . . . . . . . . . . . . . . . . . . . . . . 1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS  AND  TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.



DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend- received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will generally distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax- deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short- term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, as are interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

CAPITAL GAINS  TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are sub- ject to federal (and in some cases, state) income tax. For more infor- mation, see "Distributions and Taxes-Selling Fund Shares" on page 27.

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING  FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long- term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, as are interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions and no sales charges). Information for the period ended October 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual report, which is available upon request. All other information has been audited by other auditors.

[Tables to be Updated]


GARTMORE U.S. GROWTH LEADERS FUND                                 CLASS A SHARES          CLASS B SHARES
(FORMERLY, GARTMORE GROWTH 20 FUND)                          YEAR ENDED  PERIOD ENDED YEAR ENDED PERIOD ENDED
                                                             OCTOBER 31,  OCTOBER 31, OCTOBER 31, OCTOBER 31,
                                                                 2001       2000(A)      2001       2000(A)
============================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $  11.64   $    10.00   $  11.62   $    10.00
                                                              ---------  -----------  ---------  -----------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                     (0.08)       (0.01)     (0.11)       (0.03)
Net realized and unrealized gains (losses) on investments        (5.13)        1.65      (5.14)        1.65
                                                              ---------  -----------  ---------  -----------
  Total investment activities                                    (5.21)        1.64      (5.25)        1.62
                                                              ---------  -----------  ---------  -----------
DISTRIBUTIONS:
Net realized gains                                               (0.37)           -      (0.37)           -
In excess of net realized gains                                  (0.04)           -      (0.04)           -
                                                              ---------  -----------  ---------  -----------
  Total distributions                                            (0.41)           -      (0.41)           -
                                                              ---------  -----------  ---------  -----------
Net increase (decrease) in net asset value                       (5.62)        1.64      (5.66)        1.62
                                                              ---------  -----------  ---------  -----------
NET ASSET VALUE - END OF PERIOD                               $   6.02   $    11.64   $   5.96   $    11.62
                                                              =========  ===========  =========  ===========
  Total Return (excluding sales charge)                        (45.81%)    16.40%(b)   (46.25%)    16.20%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $  1,195   $    1,411   $    772   $      804
Ratio of expenses to average net assets                           1.60%     1.20%(c)      2.20%     1.70%(c)
Ratio of net investment income (loss) to average net assets     (1.04%)   (0.30%)(c)    (1.66%)   (0.83%)(c)
Ratio of expenses to average net assets*                          7.91%     8.29%(c)      8.84%     9.20%(c)
Portfolio turnover **                                           944.67%      124.62%    944.67%      124.62%
============================================================================================================

                                                               CLASS C SHARES  INSTITUTIONAL SERVICE CLASS SHARES
                                                                PERIOD ENDED      YEAR ENDED      PERIOD ENDED
                                                                OCTOBER 31,       OCTOBER 31,     OCTOBER 31,
                                                                  2001(D)            2001           2000(A)
===============================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $          6.45   $        11.66   $       10.00
                                                              ----------------  ---------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.04)           (0.06)              -
Net realized and unrealized gains (losses) on investments               (0.41)           (5.13)           1.66
                                                              ----------------  ---------------  --------------
  Total investment activities                                           (0.45)           (5.19)           1.66
                                                              ----------------  ---------------  --------------
DISTRIBUTIONS:
Net realized gains                                                          -            (0.37)              -
In excess of net realized gains                                             -            (0.04)              -
                                                              ----------------  ---------------  --------------
  Total distributions                                                       -            (0.41)              -
                                                              ----------------  ---------------  --------------
Net increase (decrease) in net asset value                              (0.45)           (5.60)           1.66
                                                              ----------------  ---------------  --------------
NET ASSET VALUE - END OF PERIOD                               $          6.00   $         6.06   $       11.66
                                                              ================  ===============  ==============
  Total Return (excluding sales charge)                             (6.98%)(b)         (45.55%)       16.60%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $             9   $          449   $         777
Ratio of expenses to average net assets                               2.20%(c)            1.30%        0.75%(c)
Ratio of net investment income (loss) to average net assets         (1.77%)(c)          (0.75%)        0.12%(c)
Ratio of expenses to average net assets*                              9.87%(c)            7.39%        8.14%(c)
Portfolio turnover **                                                  944.67%          944.67%         124.62%
===============================================================================================================

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(b)  Not  annualized.
(c)  Annualized.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

FINANCIAL  HIGHLIGHTS

================================================================================


                                                                       CLASS A SHARES                    CLASS B SHARES
GARTMORE WORLDWIDE LEADERS FUND                                  YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED
(FORMERLY, GARTMORE GLOBAL LEADERS FUND)                        OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                                    2001           2000(A)            2001           2000(A)
=================================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $          9.12   $       10.00   $          9.11   $       10.00
                                                              ----------------  --------------  ----------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.01)              -             (0.06)              -
Net realized and unrealized gains (losses) on investments               (2.85)          (0.88)            (2.85)          (0.89)
                                                              ----------------  --------------  ----------------  --------------
  Total investment activities                                           (2.86)          (0.88)            (2.91)          (0.89)
                                                              ----------------  --------------  ----------------  --------------
Net increase (decrease) in net asset value                              (2.86)          (0.88)            (2.91)          (0.89)
                                                              ----------------  --------------  ----------------  --------------
NET ASSET VALUE - END OF PERIOD                               $          6.26   $        9.12   $          6.20   $        9.11
                                                              ================  ==============  ================  ==============
  Total Return (excluding sales charge)                               (31.36%)      (8.80%)(c)          (31.94%)      (8.90%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $         1,096   $       1,542   $                 $       1,519
Ratio of expenses to average net assets                                  1.75%        1.68%(d)             2.35%        2.26%(d)
Ratio of net investment income (loss) to average net assets            (0.19%)        0.05%(d)           (0.78%)      (0.53%)(d)
Ratio of expenses to average net assets*                                 5.71%        6.74%(d)             6.47%        7.47%(d)
Portfolio turnover**                                                    34.57%          21.59%            34.57%          21.59%

                                                                 CLASS C         INSTITU      TIONAL SERVICE
                                                                  SHARES          CLASS           SHARES
                                                               PERIOD ENDED    YEAR ENDED      PERIOD ENDED
                                                               OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                                 2001(B)          2001           2000(A)
=============================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $        7.77   $       9.12   $         10.00
                                                              --------------  -------------  ----------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          (0.02)          0.01              0.01
Net realized and unrealized gains (losses) on investments             (1.52)         (2.84)            (0.89)
                                                              --------------  -------------  ----------------
  Total investment activities                                         (1.54)         (2.83)            (0.88)
                                                              --------------  -------------  ----------------
Net increase (decrease) in net asset value                            (1.54)         (2.83)            (0.88)
                                                              --------------  -------------  ----------------
NET ASSET VALUE - END OF PERIOD                               $        6.23   $       6.29   $          9.12
                                                              ==============  =============  ================
  Total Return (excluding sales charge)                          (19.82%)(c)       (31.03%)        (8.80%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $          20   $      1,048   $         1,521
Ratio of expenses to average net assets                             2.35%(d)          1.42%          1.36%(d)
Ratio of net investment income (loss) to average net assets       (1.04%)(d)          0.13%          0.37%(d)
Ratio of expenses to average net assets*                            7.40%(d)          5.44%          6.45%(d)
Portfolio turnover**                                                  34.57%         34.57%            21.59%
=============================================================================================================

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c)  Not  annualized.
(d)  Annualized.

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


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


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

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205 Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m. Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-848-0920  (toll  free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)


BY MAIL:

Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov
THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495




Gartmore Funds
P.O. Box 182205 Columbus, Ohio 43218-2205

WWW.GARTMOREFUNDS.COM

SECTOR  Series

Gartmore Global Technology and Communications Fund
Gartmore Global Financial Services Fund
Gartmore Global Utilities Fund
Gartmore Global Health Sciences Fund



Gartmore Funds


================================================================================


PROSPECTUS

March 1, 2002


[GRAPHIC OMITTED]



                                        As with all mutual funds, the Securities
                                        and Exchange Commission has not approved
                                        or  disapproved  these  Funds' shares or
GARTMORE                                determined  whether  this  prospectus is
--------                                complete or accurate. To state otherwise
GLOBAL INVESTMENTS                      is  a  crime.



--------------------------------------------------------------------------------

LookBEYOND.(SM)

TABLE  OF  CONTENTS

================================================================================



FUND  SUMMARIES. . . . . . . . . . . . . . . . . . . . . . . . . 3
Gartmore Global Technology and Communications Fund
Gartmore Global Financial Services Fund
Gartmore Global Utilities Fund
Gartmore Global Health Sciences Fund

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . . . 19
Principal Investments and Techniques
Principal Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Investment Adviser
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . . . . . . . 24
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . 32
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . .33

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . .BACK COVER

FUND  SUMMARIES

================================================================================


This prospectus provides information about four funds (the "Funds") offered by Gartmore Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 19. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Institutional Service Class. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 24.

FUND SUMMARIES - GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communications related industries. These companies may include, for example, companies that develop, produce and distribute products or services in the computer, semi-conductor, electronics, communications, health care, and biotechnology sectors. A security will generally be considered appropriate if (as determined by the investment adviser) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the industry or industries designated for the Fund.

The Fund invests more than 25% of its total assets in the securities of issuers in the following industry groups related to technology and communications: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment. Because the Fund is a non-diversified fund, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in countries with emerging securities markets, the Fund will invest in those countries.

The Fund may invest in companies of any size. The Fund may invest in securities of large companies that are well established in the world technology market because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

-    Above-average per share earnings growth.
-    High return on invested capital.
-    A healthy balance sheet.
-    Sound financial and accounting policies and overall financial strength.
-    Strong competitive advantages.
-    Effective research, product development and marketing.
-    Development of new technologies.
-    Efficient service.
-    Pricing flexibility.
-    Strong management.
- General operating characteristics that will enable the company to compete successfully in its respective markets.

The Fund's portfolio manager considers whether to sell a particular security when any of those factors materially change.

The Fund may also lend portfolio securities on a short-term or longterm basis of up to 33% of its total assets. Gartmore Mutual Fund Capital Trust (GMF), the Fund's investment adviser, expects a portfolio turnover rate of 300% or more.

TECHNOLOGY is the use of science to create new products and services. The sector comprises information technology and communications as well as medical, environmental and biotechnology.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

FUND SUMMARIES - GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

================================================================================


MID CAP/SMALL CAP RISK. To the extent the Fund invests in securities of mid sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

SECTOR RISK. The Fund is susceptible to factors affecting technology and communications and technology- and communications-related industries and therefore the value of the Fund's investments may be more volatile than other funds that invest in a broader range of securities across different industries.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

CONCENTRATION RISK. The Fund invests more than 25% of its total assets in companies in the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile and which may entail greater risk of loss than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be especially susceptible to factors affecting the technology and communication sectors, such as abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to market movement of the particular industry or concentration.

PORTFOLIO TURNOVER RISK. The portfolio manager or subadviser (as applicable) may engage in active and frequent trading of all or part of the securities held by the Fund if the portfolio manager or subadviser believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a beforetax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do


[GRAPHIC OMITTED]

 2001
-41.9%


not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURN - CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)

Best Quarter:    ____%      qtr.  of
Worst Quarter:   ____%      qtr.  Of

---------------

1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                                  Since
Average annual returns(1) - as of December 31, 2002   1 year   Inception(2)
===========================================================================
Class A shares - Before Taxes                           ____%         ____%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions           ____%         ____%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                                   ____%         ____%
---------------------------------------------------------------------------
Class B shares                                          ____%         ____%
---------------------------------------------------------------------------
Class C shares(4)                                       ____%         ____%
---------------------------------------------------------------------------
Institutional Service Class shares                      ____%         ____%
---------------------------------------------------------------------------
Morgan Stanley High-Tech 35 Index(5)                    ____%         ____%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on June 30, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

5 The Morgan Stanley High-Tech 35 Index is an equal dollar-weighted index of 35 stocks in nine different technology subsectors. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                               Institutional
Shareholder Fees(1)                                                  Service
(paid directly from your         Class A   Class B   Class C           Class
investment)                       shares    shares    shares          shares
============================================================================
Maximum Sales Charge
(Load) imposed
upon purchases
(as a percentage of
offering price)                  5.75%(2)  None         1.00%           None
----------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
on redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)         None(3)   5.00%(4)  1.00%(5)           None
----------------------------------------------------------------------------
Redemption/Exchange Fee
(as percentage of amount
redeemed or exchanged)(6)          2.00%     2.00%     2.00%           2.00%
----------------------------------------------------------------------------

                                                               Institutional
                                                                  Service
Annual Fund Operating Expenses   Class A   Class B   Class C       Class
(deducted from Fund assets)      shares    shares    shares        shares
============================================================================
Management Fees                    0.98%     0.98%     0.98%           0.98%
----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees               0.25%     1.00%     1.00%            None
----------------------------------------------------------------------------
Other Expenses(7)                  2.09%     2.09%     2.09%           2.09%
============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)              3.32%     4.07%     4.07%           3.07%

---------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 26.

3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28.


                                                                               5

FUND SUMMARIES - GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

================================================================================


4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 28.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares - Redemption Fees" on page 29 and "Buying, Selling and Exchanging Fund Shares
     - Excessive Exchange Activity" on page 31.

7 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

8 Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for Class A, B, C and Institutional Service Class shares through at least February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year    3 years   5 years    10 years
==============================================================
Class A shares         $    ___  $    ___  $     ___  $   ___
--------------------------------------------------------------
Class B shares         $    ___  $    ___  $     ___  $   ___
--------------------------------------------------------------
Class C shares         $    ___  $    ___  $     ___  $   ___
--------------------------------------------------------------
Institutional Service
Class shares           $    ___  $    ___  $     ___  $   ___

You would pay the following expenses on the same investment if you did not sell your shares(1):

                  1 year   3 years   5 years   10 years
=======================================================
Class B shares  $    ___  $    ___  $     ___  $   ___
Class C shares  $    ___  $    ___  $     ___  $   ___

---------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES-GARTMORE GLOBAL FINANCIAL SERVICES FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP) as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the financial services sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer's assets, revenues or net income is related to, or derived from, the financial services sector.

The Fund will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in financial services companies of any size. The Fund will invest in securities of large companies that are well established in the financial services area because they can be expected to grow with the market. The Fund may also invest in securities of small to mid size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If GGP thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in companies located in those countries.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information (SAI) for a discussion of these securities.

GGP is a growth stock adviser, and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations.

- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP expects that the Fund will have a portfolio turnover rate of 300% or more.

THE FINANCIAL SERVICES SECTOR INCLUDES, BUT IS NOT LIMITED TO:
-    banks and savings and loan institutions and their holding companies,
-    consumer and industrial finance companies,
-    investment banks,
-    insurance brokers, securities brokers and investment advisers,
-    real estate-related companies,
-    leasing companies, and
- insurance companies, such as property and casualty and life insurance holding companies.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and

FUND SUMMARIES-GARTMORE GLOBAL FINANCIAL SERVICES FUND

================================================================================


political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since those countries may have unstable governments and less established markets.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP/SMALL CAP RISK. To the extent the Fund invests in smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in companies in one or more of the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. The Fund may be especially susceptible to factors affecting the financial services sector. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or concentration.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a beforetax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirment plans.

ANNUAL RETURN - CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

2001
1.1%

Best  Quarter:   ____%     _qtr.  of
Worst  Quarter:  ____%     _qtr.  Of

---------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1)                                           Since
as of December 31, 2002                             1 year   Inception(2)
=========================================================================
Class A shares - Before Taxes                         ____%         ____%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions         ____%         ____%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions         ____%         ____%
and Sale of Shares(3)
-------------------------------------------------------------------------
Class B shares - Before Taxes                         ____%         ____%
-------------------------------------------------------------------------
Class C shares - Before Taxes                         ____%         ____%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes     ____%         ____%
-------------------------------------------------------------------------
Index(4)                                              ____%         ____%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 18, 2001.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 The [confirm] Index is an unmanaged index representative of the stocks in the financial services sector. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                    Institutional
                                                                          Service
Shareholder Fees(1)                   Class A   Class B   Class C         Service
(paid directly from your investment)   shares    shares    shares          shares
Maximum Sales Charge
(Load) imposed on
purchases (as a percentage
of offering price)                    5.75%(2)  None         1.00%          None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)              None(3)   5.00%(4)  1.00%(5)          None
--------------------------------------------------------------------------------
Redemption/Exchange Fee
(as percentage of amount
redeemed or exchanged)(6)                2.00%     2.00%     2.00%         2.00%
--------------------------------------------------------------------------------

                                                                   Institutional
                                                                         Service
Annual Fund Operating Expenses        Class A   Class B   Class C          Class
(deducted from Fund assets)           shares    shares    shares          shares
================================================================================
Management Fees(7)                       1.00%     1.00%     1.00%         1.00%
Distribution and/or
Service (12b-1) Fees                     0.25%     1.00%     1.00%          None
--------------------------------------------------------------------------------
Other Expenses(8)                        1.75%     1.75%     1.75%         1.75%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)                    3.00%     3.75%     3.75%         2.75%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 26.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 28.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 29 and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page 31.

7 Because the Fund commenced operations on December 18, 2001, the management fee presented represents the fee which is payable to GGAMT under its contract with the Fund.

8 As a new Fund, these are estimates for the current fiscal year ending October 31, 2003. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.

9 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.40% for Class A, B, C and for Institutional Service Class shares through at least February 29, 2004The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years
========================================
Class A shares         $  ____  $   ____
----------------------------------------
Class B shares         $  ____  $   ____
----------------------------------------
Class C shares         $  ____  $   ____
----------------------------------------
Institutional Service  $  ____  $   ____
Class shares

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years
=================================
Class B shares  $  ____  $   ____
---------------------------------
Class C shares  $  ____  $   ____

---------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE GLOBAL UTILITIES FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth.

GGAMT, the Fund's investment adviser, has chosen GGP as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the utilities sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer's assets, revenues or net income is related to, or derived from, the provision of utilities services or activities in utilities-related industries.

The Fund will invest 25% or more of its assets in at least one of the following industry groups: energy sources, maintenance services, companies that provide infrastructure for utilities, cable television, radio, telecommunications services, transportation services, and water and sanitary services.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts. The Fund may also invest in bonds and preferred stocks of utility companies.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in utility companies of any size. The Fund will invest in securities of large companies that are well established in the utilities sector because they can be expected to grow with the market. The Fund may also invest in securities of small to mid size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries thoughout the world, including the United States.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities.

GGP is a growth stock adviser, and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations.
- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP expects that the Fund will have a portfolio turnover rate of 300% or more.

UTILITY  COMPANIES:
Companies in the utilities sector are companies that provide certain utilities and related services to the public including, but not limited to:
-    Energy sources,
-    Maintenance services,
-    Companies that provide infrastructure for utilities,
-    Cable television,
-    Radio,
-    Telecommunications services,
-    Transportation services, and
-    Water and sanitary services.

Although utility companies have traditionally paid above-average dividends, GGP's style focuses on companies that have strong growth potential rather than those paying high current dividends.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries

FUND SUMMARIES - GARTMORE GLOBAL UTILITIES FUND

================================================================================


with emerging markets, the foreign securities risks are magnified since those countries may have unstable governments and less established markets.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP/SMALL CAP RISK. To the extent the Fund invests in smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Funds' net asset value and total return.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in companies in one or more of the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or concentration. In addition to these general risks, the Fund may be especially susceptible to factors affecting the utilities sector, such as substantial economic, operational, competitive, technological or regulatory changes. Increases in fuel and energy prices and prices of other natural resources have also historically limited the growth potential of utility companies.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a beforetax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirment plans.

ANNUAL RETURN - CLASS A SHARES(1) (YEAR ENDED DECEMBER 31)


[GRAPHIC OMITTED]

2001
1.1%


GRAPH OMITTED

Best  Quarter:     ____%     qtr.  of
Worst  Quarter:    ____%     qtr.  of

---------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1)                                           Since
as of December 31, 2002                             1 year   Inception(2)
=========================================================================
Class A shares - Before Taxes                         ____%         ____%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions         ____%         ____%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions         ____%         ____%
and Sale of Shares(3)
-------------------------------------------------------------------------
Class B shares - Before Taxes                         ____%         ____%
-------------------------------------------------------------------------
Class C shares - Before Taxes                         ____%         ____%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes     ____%         ____%
-------------------------------------------------------------------------
Index(4)                                              ____%         ____%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 18, 2001.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 The [confirm] Index is an unmanaged index representative of the stocks in the utilities sector. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                               Institutional
Shareholder Fees(1)                                                  Service
(paid directly from your         Class A   Class B   Class C           Class
investment)                       shares    shares    shares          shares
============================================================================
Maximum Sales Charge
(Load) imposed on
purchases (as a percentage
of offering price)               5.75%(2)     None      1.00%           None
----------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)         None(3)   5.00%(4)  1.00%(5)           None
----------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)          2.00%     2.00%     2.00%           2.00%
----------------------------------------------------------------------------

                                                               Institutional
                                                                     Service
Annual Fund Operating Expenses   Class A   Class B   Class C           Class
(deducted from Fund assets)      shares    shares    shares           shares
============================================================================
Management Fees(7)                 0.80%     0.80%     0.80%           0.80%
----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                0.25%     1.00%     1.00%           None
----------------------------------------------------------------------------
Other Expenses(8)                  1.75%     1.75%     1.75%           1.75%
============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)              2.80%     3.55%     3.55%           2.55%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 26.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 28.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 29 and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page 31.

7 Because the Fund commenced operations on December 18, 2001, the management fee presented represents the fee which is payable to GGAMT under its contract with the Fund.

8 As a new Fund, these are estimates for the current fiscal year ending October 31, 2003. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.

9 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.20% for Class A, B, C and Institutional Service Class shares through at least February 29, 2004. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

FUND SUMMARIES - GARTMORE GLOBAL UTILITIES FUND

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years
========================================
Class A shares         $  ____  $   ____
----------------------------------------
Class B shares         $  ____  $   ____
----------------------------------------
Class C shares         $  ____  $   ____
----------------------------------------
Institutional Service  $  ____  $   ____
Class shares

You would pay the following expenses on the same investment if you did not sell your shares1:

                     1 year    3 years
======================================
Class  B  shares     $____      $____
--------------------------------------
Class  C  shares     $____     $____7

---------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES-GARTMORE GLOBAL HEALTH SCIENCES FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies engaged in the development, production, or distribution of products and services that have a health science orientation. Products and services that have a "health sciences" orientation focus on maintaining or improving one's quality of life. So, for example, the Fund will invest in companies that are engaged in research and development or the production or distribution of products or services related to medicine, pharmaceuticals or personal health care. The Fund will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, convertible securities, and depositary receipts. The Fund may invest in companies of any size. The Fund will invest in securities of large companies that are well established in the health sciences area because they can be expected to grow with the market. The Fund will also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries thoughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in those countries.

A security will generally be considered appropriate if (as determined by the portfolio manager) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the health care sector.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

-    Above-average per share earnings growth.
-    Positive fundamental change taking place.
-    High return on invested capital.
-    A healthy balance sheet.
-    Sound financial and accounting policies and overall financial strength.
-    Strong competitive advantages.
-    Effective research and product development and marketing.
-    Strong management.
- General operating characteristics that will enable the company to compete successfully in its respective markets.

The portfolio manager considers whether to sell a particular security when any of the previous factors materially changes with respect to the security. A security will also be sold when the portfolio manager believes that an alternative investment provides more attractive risk/return characteristics.

The Fund may also lend portfolio securities on a short-term or longterm basis up to 30% of its total assets. The portfolio manager expects that the Fund will have a portfolio turnover rate of 300% or more.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

SECTOR RISK. The Fund may be susceptible to factors affecting health science companies, especially those in health care and health care-related industries and therefore the value of the Fund's investments may be more volatile than other funds that invest in a broader range of securities across different industries.

FUND SUMMARIES-GARTMORE GLOBAL HEALTH SCIENCES FUND

================================================================================


The Fund faces the risk that economic prospects of health-care companies may fluctuate dramatically due to changes in the regulatory and competitive environment. A significant portion of health-care services is funded or subsidized by the government, so that changes in government policies-at the state or federal level-may affect the demand for health-care products and services. Other risks include: the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products; lawsuits against health-care companies related to product liability issues; and the rapid speed at which many healthcare products and services become obsolete.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP/SMALL CAP RISK. To the extent the Fund invests in smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in one or more of the health-related industry groups noted above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the noted health-related industry groups.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund if the portfolio manager believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a beforetax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirment plans.

ANNUAL RETURN - CLASS A SHARES1 (YEAR ENDED DECEMBER 31)


[GRAPH OMITTED]

2001
1.1%

Best Quarter:    ____%     qtr. of
Worst Quarter:   ____%     qtr. of

---------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1)                                           Since
as of December 31, 2002                             1 year   Inception(2)
=========================================================================
Class A shares - Before Taxes                         ____%         ____%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions         ____%         ____%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions         ____%         ____%
and Sale of Shares(3)
-------------------------------------------------------------------------
Class B shares - Before Taxes                         ____%         ____%
-------------------------------------------------------------------------
Class C shares - Before Taxes(4)                      ____%         ____%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes     ____%         ____%
-------------------------------------------------------------------------
Goldman Sachs Healthcare Index(5)                     ____%         ____%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 29, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares, which is the same as the performance shown for Class B shares through December 31, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

5 The Goldman Sachs Healthcare Index is an unmanaged index representative of the stocks in the healthcare sector. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

FUND  SUMMARIES-GARTMORE  GLOBAL  HEALTH  SCIENCES  FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund

                                                                           Institutional
Shareholder Fees(1)                                                              Service
(paid directly from your                     Class A   Class B   Class C           Class
investment)                                   shares    shares    shares          shares
========================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                           5.75%(2)  None         1.00%           None
----------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)                     None(3)   5.00%(4)  1.00%(5)           None
----------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                      2.00%     2.00%     2.00%           2.00%
----------------------------------------------------------------------------------------

                                                                           Institutional
                                                                                 Service
Annual Fund Operating Expenses               Class A   Class B   Class C           Class
(deducted from Fund assets)                   shares    shares    shares          shares
========================================================================================
Management Fees                                1.00%     1.00%     1.00%           1.00%
----------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                           0.25%     1.00%     1.00%           None
----------------------------------------------------------------------------------------
Other Expenses(7)                              2.02%     2.02%     2.02%           2.02%
========================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES8                            3.27%     4.02%     4.02%           3.02%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 26.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 28.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 28.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 29 and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page 31.

7 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

8 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.25% for Class A, B, C and for Institutional Service Class shares through at least February 29, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

MORE  ABOUT  THE  FUNDS

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
=============================================================
Class A shares         $  ____  $   ____  $   ____  $    ____
-------------------------------------------------------------
Class B shares         $  ____  $   ____  $   ____  $    ____
-------------------------------------------------------------
Class C shares         $  ____  $   ____  $   ____  $    ____
-------------------------------------------------------------
Institutional Service
Class shares           $  ____  $   ____  $   ____  $    ____

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
======================================================
Class B shares  $  ____  $   ____  $   ____  $    ____
------------------------------------------------------
Class C shares  $  ____  $   ____  $   ____  $    ____

---------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

MORE  ABOUT  THE  FUNDS

================================================================================

TEMPORARY  DEFENSIVE  POSITIONS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser [or subadviser (include if appropriate)] believes that business, economic, political or financial conditions warrant, a Fund, subject to the Fund's permitted investments, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and (5) subject to the limits of the 1940 Act; shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

DEPOSITARY RECEIPTS (ALL FUNDS). A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PREFERRED STOCK (GLOBAL FINANCIAL SERVICES, GLOBAL UTILITIES, GLOBAL HEALTH SCIENCES). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES (GLOBAL FINANCIAL SERVICES, GLOBAL UTILITIES, GLOBAL HEALTH SCIENCES). Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (GLOBAL FINANCIAL SERVICES, GLOBAL UTILITIES). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS (GLOBAL FINANCIAL SERVICES). Real estate investment trusts (REITs) are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties

================================================================================


that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

OTHER INVESTMENTS AND STRATEGIES

DERIVATIVES (GLOBAL FINANCIAL SERVICES, GLOBAL UTILITIES). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

PRINCIPAL  RISKS

SMALL CAP RISK (ALL FUNDS). Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    lack depth of management
-    lack a proven track record
-    be unable to generate funds necessary for growth or development
- be developing or marketing new products or services for which markets are not yet established and may never become established
-    market products or services which may become quickly obsolete

FOREIGN RISK (ALL FUNDS). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY - General securities market movements in any country in which the Funds have investments, are likely to affect the value of the Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS - The Funds are subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Funds to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Funds can earn on their investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STANDARDS - Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio managers to completely and accurately determine a company's financial condition.

MORE  ABOUT  THE  FUNDS

================================================================================


- CURRENCY - Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, a Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

OTHER  RISKS

DERIVATIVES RISK (GLOBAL FINANCIAL SERVICES AND GLOBAL UTILITIES). An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counter parties to over-the-counter derivatives contracts present default risks if such counter parties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging in instruments may not match or fully offset changes in the value of the hedged portfolio securities.

MANAGEMENT

================================================================================


INVESTMENT ADVISER FOR THE FUNDS

GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND AND GARTMORE GLOBAL HEALTH SCIENCES FUND: Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and manages mutual fund assets. As of December 31, 2002, GMF and its affiliates had approximately $___ billion in assets under management, of which approximately $__ billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The annual management fees paid by each Fund for the fiscal year ended October 31, 2002, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, are as follows:

Fund                                                                   Fee
============================================================================
Gartmore Global Technology and Communications Fund                   ___%
Gartmore Global Health Sciences Fund                                 ___%(1)

GARTMORE GLOBAL FINANCIAL SERVICES FUND AND GARTMORE GLOBAL UTILITIES FUND:
Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GGAMT was organized in July 2000, and advises mutual funds and institutional separate accounts. As of December 31, 2002, GGAMT and its U.S. affiliates had over $___ billion in assets under management, of which $___ million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Funds' average daily net assets. The annual management fees payable by a Fund (including fees paid to a Fund's subadviser), expressed as a percentage of a Fund's average daily net assets, are as follows:

Fund                                                                 Fee
=========================================================================
Gartmore Global Financial Services Fund                              ___%
Gartmore Global Utilities Fund                                       ___%

SUBADVISER  FOR  THE  GARTMORE  GLOBAL  FINANCIAL
SERVICES  AND  GARTMORE  GLOBAL  UTILITIES  FUNDS

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428 is the subadviser to the Funds. Subject to the supervision of GGAMT and the Trustees, GGP manages the Funds' assets in accordance with the Funds' investment objectives and strategies. GGP makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2002, GGP manages more than $___ billion in assets.

Out of its management fee, GGAMT will pay GGP an annual subadvisory fee, based on the Fund's average daily net assets, as follows:

Fund                                                                 Fee
=========================================================================
Gartmore Global Financial Services Fund                              ___%
Gartmore Global Utilities Fund                                       ___%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the person primarily responsible for day-to-day management of the Funds.

PORTFOLIO MANAGERS FOR THE FUNDS

GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND: Aaron Harris is the portfolio manager for the Fund. Prior to joining GMF in April 2000, Mr. Harris was co-portfolio manager for the Nicholas-Applegate Global Technology Fund from 1998-March, 2000 and was an investment analyst in Global Research at Nicholas-Applegate from 1995-1997.

GARTMORE GLOBAL FINANCIAL SERVICES FUND: Robert Murphy is primarily responsible for the investment management of the Fund. Mr. Murphy joined Gartmore Investment Management plc, an affiliate of GGP in 1999 as a Global Research Analyst. Prior to this, he worked for J.P. Morgan, an investment management firm, as a European Banks and Real Estate Analyst. Mr. Murphy has eleven years of experience in the investment management business.

GARTMORE GLOBAL UTILITIES FUND: Julian L. Sinclair is primarily responsible for the investment management of the Fund. Mr. Sinclair joined Gartmore Investment Management plc, an affiliate of GGP, as a graduate trainee in 1996 focusing on our US marketing efforts. In 1997 he moved to the Emerging Markets team as an equity analyst with country responsibility for Latin America and Israel and sector responsibility for technology, media and telecoms. In addition, he managed Latin American equity portfolios.

Mr. Sinclair joined the Global Research Team in July 2000 where he specialized in Internet and telecom service providers. In May 2001 he transferred to the Global Equities Team to manage the Gartmore Global Utilities Fund and other investment companies not offered in the U.S.

MANAGEMENT

================================================================================


GARTMORE GLOBAL HEALTH SCIENCES FUND: Paul Cluskey is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Paul Cluskey joined GMF in April, 2001. Prior to that, he was the colead portfolio manager for Nicholas-Applegate Global Health Care Fund since its inception in September 1999. He also co-managed the Nicholas-Applegate Small Cap Growth Fund and the Nicholas- Applegate Mini-Cap Fund. He joined Nicholas-Applegate in 1998. From 1996 through 1998, he had been a senior small cap stock analyst with SEI Investments. Before that, he worked at Piper Jaffray, Inc. as a corporate finance analyst. Mr. Cluskey graduated from New York University; Stern School of Business with honors in 1993 with a BS in Finance.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-End Sales Charge when you purchase:

     Class A shares
     Class C shares

Contingent Deferred Sales Charge (CDSC)1:

     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares each pay distribution and/or service fees under a Distribution Plan. These fees are retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

For investors who are eligible to purchase Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C Shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                                            Class B shares                               Class C shares
=================================================================================================================================
Front-end sales charge means that a      No front-end sales charge, so your full           Front-end sales charge means that a
portion of your initial investment goes  investment immediately goes toward                portion of our initial investment goes
toward the sales charge, and is          buying shares                                     toward the sales charge and is not
not invested                                                                               invested. Front-end Sales Charge
                                                                                           on Class C is lower than Class A.
---------------------------------------------------------------------------------------------------------------------------------
Reductions and waivers of the sales      No reductions of the CDSC available,              Like Class B shares, no reductions of
charge available                         but waivers available                             the CDSC are available, but waivers
                                                                                           are available
---------------------------------------------------------------------------------------------------------------------------------
Lower expenses than Class B and          Higher distribution and service fees than         Higher distribution and service fees
Class C shares mean higher dividends     Class A shares mean higher funds                  than Class A shares mean higher
per share                                expenses and lower dividends per share            fund expenses and lower dividends
                                                                                           per share
---------------------------------------------------------------------------------------------------------------------------------
Conversion features are not applicable   After seven years, Class B shares convert         Unlike Class B shares, Class C shares
                                         into Class A shares, which reduces your           do not automatically convert into
                                         future fund expenses                              another class
---------------------------------------------------------------------------------------------------------------------------------
No sales charge when shares are          CDSC if shares are sold within six years:         CDSC of 1% is applicable if shares
sold back to a Fund1                     5% in the first year, 4% in the second, 3%        are sold in the first year after
                                         in the third and fourth years, 2% in the fifth,   purchase
                                         and 1% in the sixth year
---------------------------------------------------------------------------------------------------------------------------------
No maximum investment limit              Investments of $250,000 or more may be            Investments of $1,000,000 or more
                                         Rejected(2)                                       may be rejected(3)

---------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finders fee was paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING  SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to such class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

MINIMUM INVESTMENTS-CLASS A, B & C SHARES

To open an account (per Fund)     $2,000
----------------------------------------
To open an IRA account (per Fund) $1,000
----------------------------------------
Additional investments (per Fund)   $100
----------------------------------------
To start an Automatic Asset
Accumulation  Plan                $1,000
----------------------------------------
Additional Automatic Asset
Accumulation  Plan  transaction      $50
----------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL
SERVICE CLASS

To open an account
(per  Fund)                      $50,000
----------------------------------------
Additional investments              None
----------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

Each Fund reserves the right not to determine an NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds' administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END  SALES  CHARGES
CLASS A AND CLASS C SALES CHARGES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES
                          Sales Charge        Dealer
                             as a           Commission
                         percentage of         as a
                      -------------------  percentage of
                      Offering    Amount     Offering
Amount of purchase      Price    Invested      Price
--------------------------------------------------------
Less than $50,000         5.75%      6.10%      5.00%
--------------------------------------------------------
50,000 to $99,999         4.75       4.99       4.00
--------------------------------------------------------
100,000 to $249,999       3.50       3.63       3.00
--------------------------------------------------------
250,000 to $499,999       2.50       2.56       2.00
--------------------------------------------------------
500,000 to $999,999       2.00       2.04       1.75
--------------------------------------------------------
1 million or more         None       None       None

CLASS  C  SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

As noted above, beginning March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A shares within 18 months of the date of purchase. (See "Contingent deferred sales charge
(CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.15% on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

Prior to March 1, 2003, a different finder's fee was applicable.

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product) which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Gartmore Mutual Funds (Gartmore Funds) Class A shares.
-    The purchase can be made in any combination of Gartmore Funds.
- The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

- 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.
- 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.
-    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION  OF  CLASS  A  SALES  CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The table above shows how the
     ---------------------------------------------
     sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at the same address
     -----------------------
     can combine investments in the Gartmore Funds (except purchases of the Money Market Fund), possibly reducing the sales charge.

-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     -----------------------------
     Funds Class A shares (except the Money Market Fund) you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest the proceeds, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. State in writing that during a 13-month period
     --------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

================================================================================


     obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a brokerdealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following:
     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.
     - Sales of Class A shares of another Gartmore Fund when purchasing Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares). To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GGAMT or GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives, and Southern States Cooperatives, Inc.)

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an [unaffiliated] brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION  OF  CLASS  B  SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE  FUNDS                                                  1-800-848-0920

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER  SERVICE                                                1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday)

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING  SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may also delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to effective portfolio management or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS  ON  SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE - CLASS A, CLASS B, AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

================================================================================


CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 years
Sale within   year   years   years   years   years   years   or more
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%        0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                    $1 million to   $4 million to   or more
Amount of Purchase    $3,999,999     $24,999,999    or more
------------------------------------------------------------
                             1.00%           0.50%     0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

For certain sales to employer-sponsored retirement plans prior to March 1, 2003, a different CDSC may be applicable. Specifically, under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC. All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. Also, we will waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

REDEMPTION  FEES

Each Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

HOW  TO  PLACE  YOUR  SALE  ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B and Class C shares". Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-092 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-092 after 7 p.m. Eastern Time to learn the day's closing share price.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

CAPITAL  GAINS  TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 32.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Funds receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website, www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small acounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION  PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

================================================================================


the Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

DISTRIBUTION  AND  SERVICE  FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Class                                    As a % of daily net assets
============================================================================
Class A shares                           0.25% (distribution or service fee)
----------------------------------------------------------------------------
Class B shares                           1.00% (0.25% service fee)
----------------------------------------------------------------------------
Class C shares                           1.00% (0.25% service fee)

Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING  SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you can not exchange Class A shares for Class B, Class C or Institutional Service Class shares of another Fund.

Generally there is no sales charge for exchanges of Class B, Class C or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund. If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held the Class B or Class C (or Class A) shares prior to the exchange into the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

CAPITAL  GAINS  TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes- Exchanging Fund Shares" on page 32.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 27 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.

EXCESSIVE  EXCHANGE  ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore funds (including the Funds) may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                           Exchange Fee
===========================================================================
Gartmore Emerging Markets Fund . . . . . . . . . . . . . . . . . . . .2.00%
Gartmore International Growth Fund . . . . . . . . . . . . . . . . . .2.00%
Gartmore International Small Cap Growth Fund . . . . . . . . . . . . .2.00%
Gartmore Global Financial Services Fund . . . . . . . . . . . . . . . 2.00%
Gartmore Global Utilities Fund . . . . . . . . . . . . . . . . . . . .2.00%
Gartmore Global Health Sciences Fund . . . . . . . . . . . . . . . . .2.00%
Gartmore Worldwide Leaders Fund . . . . . . . . . . . . . . . . . . . 2.00%
Gartmore Nationwide Leaders Fund . . . . . . . . . . . . . . . . . . .2.00%
Gartmore U.S. Growth Leaders Fund . . . . . . . . . . . . . . . . . . 2.00%
Gartmore Global Technology and Communications Fund . . . . . . . . . .2.00%
Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . . . . . . . .1.50%
Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . . . . . . . .1.50%
Gartmore Millennium Growth Fund . . . . . . . . . . . . . . . . . . . 1.50%
Gartmore Value Opportunities Fund . . . . . . . . . . . . . . . . . . 1.50%
Nationwide Small Cap Fund . . . . . . . . . . . . . . . . . . . . . . 1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTION  AND  TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.



DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of a fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will generally distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, as are interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

CHANGING  YOUR  DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to federal backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING  FUND  SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, as are interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

EXCHANGING  FUND  SHARES

Exchanging your shares of a Fund for another fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

FINANCIAL  HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions and no sales charges). Information for the year ended October 31, 2002 has been audited by Pricewaterhouse Coopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual report, which is available upon request. All other information has been audited by other auditors.

                                                 [Table to be updated]

                                                                       CLASS A SHARES                   CLASS B SHARES
GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND               YEAR ENDED       PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                                OCTOBER 31,       OCTOBER 31,      OCTOBER 31,    OCTOBER 31,
                                                                    2001            2000(a)           2001          2000(a)
===============================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $         11.12   $         10.00   $      11.09   $       10.00
                                                              ----------------  ----------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.06)            (0.02)         (0.09)          (0.06)
Net realized and unrealized gains (losses) on investments               (6.41)             1.14          (6.40)           1.15
                                                              ----------------  ----------------  -------------  --------------
    Total investment activities                                         (6.47)             1.12          (6.49)           1.09
                                                              ----------------  ----------------  -------------  --------------
DISTRIBUTIONS:
Net realized gains                                                      (0.54)                -          (0.54)              -
In excess of net realized gains                                         (0.09)                -          (0.09)              -
                                                              ----------------  ----------------  -------------  --------------
    Total distributions                                                 (0.63)                -          (0.63)              -
                                                              ----------------  ----------------  -------------  --------------
Net increase (decrease) in net asset value                              (7.10)             1.12          (7.12)           1.09
                                                              ----------------  ----------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $          4.02   $         11.12   $       3.97   $       11.09
                                                              ================  ================  =============  ==============
    Total Return (excluding sales charge)                             (60.93%)         11.20%(c)       (61.30%)       10.90%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $         2,038   $         4,602   $      1,137   $       2,275
Ratio of expenses to average net assets                                  1.73%          1.73%(d)          2.33%        2.33%(d)
Ratio of net investment income (loss) to average net assets            (1.05%)        (1.07%)(d)        (1.66%)      (1.69%)(d)
Ratio of expenses to average net assets*                                 6.38%          4.43%(d)          7.21%        5.18%(d)
Portfolio turnover**                                                   922.33%           149.08%        922.33%         149.08%
===============================================================================================================================

                                                                 CLASS C          INSTITUTIONAL SERVICE
                                                                  SHARES               CLASS SHARES
                                                               PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                                OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                                  2001(b)          2001           2000(a)
============================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $        5.37   $       11.12   $       10.00
                                                              --------------  --------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          (0.02)          (0.04)          (0.03)
Net realized and unrealized gains (losses) on investments             (1.36)          (6.39)           1.15
                                                              --------------  --------------  --------------
    Total investment activities                                       (1.38)          (6.43)           1.12
                                                              --------------  --------------  --------------
DISTRIBUTIONS:
Net realized gains                                                        -           (0.54)              -
In excess of net realized gains                                           -           (0.09)              -
                                                              --------------  --------------  --------------
    Total distributions                                                   -           (0.63)              -
                                                              --------------  --------------  --------------
Net increase (decrease) in net asset value                            (1.38)          (7.06)           1.12
                                                              --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                               $        3.99   $        4.06   $       11.12
                                                              ==============  ==============  ==============
    Total Return (excluding sales charge)                        (25.70%)(c)        (60.58%)       11.20%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $          29   $         730   $       1,854
Ratio of expenses to average net assets                             2.33%(d)           1.40%        1.40%(d)
Ratio of net investment income (loss) to average net assets       (1.79%)(d)         (0.70%)      (0.76%)(d)
Ratio of expenses to average net assets*                            9.94%(d)           5.70%        4.17%(d)
Portfolio turnover**                                                 922.33%         922.33%         149.08%
============================================================================================================

* DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(a) FOR THE PERIOD FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b) FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.
(c)  NOT ANNUALIZED.
(d)  ANNUALIZED.

Financial  Highlights

=================================================================================================================


                                                                                                   INSTITUTIONAL
                                                                                                   SERVICE CLASS
GARTMORE GLOBAL HEALTH SCIENCES FUND                           CLASS A SHARES    CLASS B SHARES       SHARES
                                                                PERIOD ENDED      PERIOD ENDED     PERIOD ENDED
                                                                OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                                  2001(a)           2001(a)           2001(a)
=================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $         10.00   $         10.00   $        10.00
                                                              ----------------  ----------------  ---------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                          (0.03)            (0.09)           (0.01)
  Net realized and unrealized gains (losses) on investments             (0.63)            (0.62)           (0.62)
                                                              ----------------  ----------------  ---------------
   Total investment activities                                          (0.66)            (0.71)           (0.63)
                                                              ----------------  ----------------  ---------------
DISTRIBUTIONS:
  Return of capital                                                     (0.01)                -            (0.01)
                                                              ----------------  ----------------  ---------------
   Total distributions                                                  (0.01)                -            (0.01)
                                                              ----------------  ----------------  ---------------
Net increase (decrease) in net asset value                              (0.67)            (0.71)           (0.64)
                                                              ----------------  ----------------  ---------------
NET ASSET VALUE - END OF PERIOD                               $          9.33   $          9.29             9.36
                                                              ================  ================  ===============
    Total Return (excluding sales charge)                           (6.61%)(b)        (7.10%)(b)       (6.25%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $           779   $           774              781
Ratio of expenses to average net assets                               1.53%(c)          2.13%(c)         1.10%(c)
Ratio of net investment income (loss) to average net assets         (0.55%)(c)        (1.15%)(c)       (0.13%)(c)
Ratio of expenses to average net assets*                              6.84%(c)          7.61%(c)         6.59%(c)
Portfolio turnover**                                                   754.05%           754.05%          754.05%
=================================================================================================================

* DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(a) FOR THE PERIOD FROM DECEMBER 29, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.
(b)  NOT  ANNUALIZED.
(c)  ANNUALIZED.

INFORMATION  FROM  GARTMORE  FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:


Gartmore Funds
P.O. Box 182205
Columbus, Ohio  43218-2205
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m.
Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-848-0920 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN  PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY  ELECTRONIC  REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.:  811-08495




Gartmore  Funds


Gartmore Funds
P.O. Box 182205
Columbus, Ohio  43218-2205

WWW.GARTMOREFUNDS.COM                                               GG-0007 3/03

--------------------------------------------------------------------------------
Gartmore Mutual Funds         March 1, 2003

                              As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.



-  Nationwide(R) Large Cap Growth Fund

-  Nationwide(R) Small Cap Fund


TABLE OF CONTENTS

================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Nationwide Large Cap Growth Fund
Nationwide Small Cap Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Principal Risks
Temporary Defensive Positions

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
Investment Adviser
Multi-Manager Structure
Subadvisers

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . . . . . . . . .   12
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . .   20
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . .  21

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about two of the Gartmore Mutual Funds: the Nationwide Large Cap Growth Fund and the Nationwide Small Cap Fund (together, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use these summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 9. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Institutional Service Class. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 12.

ABOUT EACH FUND GENERALLY

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Manager Structure" for more information.

FUND SUMMARIES - NATIONWIDE LARGE CAP GROWTH FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's investment adviser, has selected Goldman Sachs Asset Management as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. Specifically, the fund invests primarily in equity securities of U.S. large capitalization companies that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration. The Fund considers large capitalization companies to be those with market capitalizations similar to the companies in the Russell 1000(R) Growth Index.(1) As of June 30, 2002, the market capitalizations of companies in the Russell 1000 Growth Index ranged from $1.3 billion to $309 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 1000 Growth Index may, at any given time, be higher or lower.

The Fund emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000(R) Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

There are two building blocks in the subadviser's active management of the Fund. Under normal conditions the subadviser generally buys and sells securities based on whether securities fit within this model:

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

---------------
(1) The Russell 1000(R) Growth Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.


1.   STOCK SELECTION

The Fund uses the subadviser's proprietary multifactor model, a rigorous computerized rating system, to forecast the returns of securities in the Fund's portfolio. This model incorporates common variables covering measures of:

-    Value (price-to-book, price-to-earnings, cash flow to enterprise value)
-    Momentum (earnings momentum, price momentum, sustainable growth)
-    Risk (market risk, company-specific risk, earnings risk)
- Research (fundamental research ratings of the subadviser and other analysts)

Each of these factors is carefully evaluated in the multifactor model because each has demonstrated a significant impact on the performance of the securities and markets they are designed to forecast. In this process, the subadviser manages risk by limiting deviations from the benchmark, running size and sector neutral portfolios.

2.   PORTFOLIO CONSTRUCTION

A proprietary computer optimizer calculates many security combinations (at each possible weighting) to construct the most efficient risk/return portfolio given the Fund's benchmark.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down.
Individual stocks and the overall stock market may experience shortterm volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES - NATIONWIDE LARGE CAP GROWTH FUND

================================================================================


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 9.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis
(and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)


[GRAPH OMITTED]

1999    2000     2001
34.6%   -23.0%  -20.7%


Best quarter:   -%   - qtr. of -
Worst quarter:  -%   - qtr. of -

---------------
(1) These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.


                                                     One            Since
Average annual returns-as of December 31, 2002(1)    year   Inception (2)
=========================================================================
Class A shares - Before Taxes                          -%             -%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          -%             -%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                                  -%             -%
-------------------------------------------------------------------------
Class B shares - Before Taxes                          -%             -%
-------------------------------------------------------------------------
Class C shares - Before Taxes(4)                       -%             -%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes      -%             -%
-------------------------------------------------------------------------
Russell 1000(R) Growth Index(5)                        -%             -%

---------------
(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2)  The Fund began operations on November 2, 1998.

(3) "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the taxes generated if the shares had been sold.

(4) These returns include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001) which is the same as the performance shown for Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

(5) The Russell 1000(R) Growth Index is an unmanaged index of growth securities of large U.S. companies included in the Russell 1000(R) Index. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.



                                                              Institutional
                                                                    Service
Shareholder Fees(1) (paid       Class A   Class B   Class C           Class
directly from your investment)   shares    shares    shares          shares
============================================================================

Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)              5.75%(2)      None         1.00%       None
----------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage of original
purchase price or sale
proceeds, as applicable)        None(3)   5.00%(4)  1.00%(5)           None
----------------------------------------------------------------------------

                                                              Institutional
Annual Fund Operating                                               Service
Expenses                        Class A   Class B   Class C           Class
(deducted from Fund assets)     shares    shares    shares           shares
============================================================================

Management Fees                    0.80%     0.80%     0.80%           0.80%
----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees               0.25%     1.00%     1.00%           None
----------------------------------------------------------------------------
Other Expenses(6)                  0.50%     0.36%     0.36%           0.58%
============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(7)              1.55%     2.16%     2.16%           1.38%

---------------
(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 14.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 16.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 16.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6)"Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

(7) GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.05% for Class A, B, C, and Institutional Service Class shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
=============================================================
Class A Shares         $     -  $      -  $      -  $       -
-------------------------------------------------------------
Class B Shares         $     -  $      -  $      -  $       -
-------------------------------------------------------------
Class C Shares         $     -  $      -  $      -  $       -
-------------------------------------------------------------
Institutional Service
Class Shares           $     -  $      -  $      -  $       -

You would pay the following expenses on the same investment if you did not sell your shares(1):

                       1 year   3 years   5 years   10 years
=============================================================
Class B Shares         $     -  $      -  $      -  $       -
-------------------------------------------------------------
Class C Shares         $     -  $      -  $      -  $       -

---------------
(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE SMALL CAP FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation. GMF has selected INVESCO, Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R) Index(1). As of June 30, 2002, the market capitalizations of companies in the Russell 2000 Index ranged from $128 million to $1.3 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 2000 Index may, at any given time, be higher or lower.

The Fund looks at many factors when considering which securities to purchase for the Fund, including measures of Earnings Momentum, Relative Value, Management Action and Price Trend. The Fund sells securities that no longer meet the subadviser's expectations.

The Fund may also invest in equity securities of U.S. companies with larger market capitalizations and in foreign securities.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

---------------
(1) The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. These investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 9.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)


[GRAPHIC OMITTED]

1999   2000  2001   2002
18.6%  4.5%  -1.9%  0.0%


Best Quarter:   -%   - qtr of -
Worst Quarter:  -%   - qtr of -

---------------
(1) These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.


                                                     One           Since
Average annual returns-as of December 31, 2002(1)    Year   Inception(2)
========================================================================
Class A shares - Before Taxes                          -%            -%
------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          -%            -%
------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                                  -%            -%
------------------------------------------------------------------------
Class B shares - Before Taxes                          -%            -%
------------------------------------------------------------------------
Class C shares - Before Taxes(4)                       -%            -%
------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes      -%            -%
------------------------------------------------------------------------
Russell 2000(R) Index 5(5)                             -%            -%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on November 2, 1998.

3 "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the taxes generated if the shares had been sold.

4 These returns include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001) which is the same as the performance shown for Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

5 The Russell 2000(R) Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARIES - NATIONWIDE SMALL CAP FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                Institutional
                                                                   Service
Shareholder Fees(1) (paid         Class A   Class B   Class C       Class
directly from your investment)     shares    shares    shares       shares
------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                5.75%(2)      None     1.00%           None
------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a percentage
of original purchase price
or sale proceeds, as applicible)   None(3)   5.00%(4)  1.00%(5)          None
------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)           1.50%      1.50%     1.50%           1.50%


                                                                Institutional
Annual Fund Operating                                             Service
Expenses                          Class A   Class B   Class C      Class
(deducted from Fund assets)        shares    shares    shares      shares
==============================================================================
Management Fees                      0.95%     0.95%     0.95%           0.95%
------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                 0.25%     1.00%     1.00%           None
------------------------------------------------------------------------------
Other Expenses(7)                    0.48%     0.34%     0.34%           0.57%
==============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)                1.68%     2.29%     2.29%           1.52%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 14.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 16.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 16.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 A redemption/exchange fee of 1.50% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares - Redemption Fees" on page 17 and "Buying, Selling and Exchanging Fund Shares
     - Excessive Exchange Activity" on page 19.

7 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

8 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.20% for Class A, B, C and Institutional Service Class shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
=============================================================
Class A Shares         $     -  $      -  $      -  $       -
-------------------------------------------------------------
Class B Shares         $     -  $      -  $      -  $       -
-------------------------------------------------------------
Class C Shares         $     -  $      -  $      -  $       -
-------------------------------------------------------------
Institutional Service
Class Shares           $     -  $      -  $      -  $       -


You would pay the following expenses on the same investment if you did not sell your shares:

                       1 year   3 years   5 years   10 years
=============================================================
Class B Shares         $     -  $      -  $      -  $       -
-------------------------------------------------------------
Class C Shares         $     -  $      -  $      -  $       -

---------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

================================================================================


PRINCIPAL RISKS

SMALL CAP RISK (SMALL CAP FUND). Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (SMALL CAP FUND). Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that the Fund will lose money.

- COUNTRY. General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy, see the back cover page.

MANAGEMENT

================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each of the Funds. Subject to the supervision and direction of the Trustees, GMF allocates a Fund's assets among subadvisers and evaluates and monitors the performance of subadvisers. GMF is authorized to select and place portfolio investments on behalf of each Fund; however, GMF does not intend to do so at this time. GMF was organized in 1999, and advises mutual funds. As of December 31, 2002, GMF and its affiliates had approximately $- billion in assets under management of which $- billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fees (including fees paid to subadvisers) paid by the Funds for the fiscal year ended October 31, 2002- expressed as a percentage of a Fund's average daily net assets-were as follows:

Fund                                                         Fee
===================================================================
Large Cap Growth Fund                                        0.80%
-------------------------------------------------------------------
Small Cap Fund                                               0.95%

MULTI-MANAGER STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate a subadviser (except hiring a subadviser which is an affiliate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with a non-affiliate subadviser with Trustee approval but without shareholder approval. If a new non-affiliate subadviser is hired for either of the Funds, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds:

-    performing initial due diligence on prospective subadvisers for a Fund.

- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations.

-    communicating performance expectations and evaluations to the subadvisers.

- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers.
GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Funds will obtain favorable results at any given time.

SUBADVISERS

Subject to the supervision of GMF and the Trustees, a subadviser will manage a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. The following are the subadvisers for each Fund:

LARGE CAP GROWTH FUND-GOLDMAN SACHS ASSET MANAGEMENT

Goldman Sachs Asset Management (GSAM), a unit of the Investment Management Division (IMD) of Goldman, Sachs & Co. (Goldman Sachs), which was established September 1, 1999, serves as Subadviser to the Large Cap Growth Fund. Goldman Sachs registered with the Securities and Exchange Commission as an investment adviser in 1981. The Goldman Sachs Group, LP., which controlled the Subadviser, merged into The Goldman Sachs Group Inc. as a result of an initial public offering. As of December 31, 2002, GSAM, along with other units of IMD have assets under management of $-billion. GSAM is located at 32 Oldslip, 24th Floor, New York, New York 10005.

Out of its management fee, GMF paid GSAM an annual subadvisory fee for the fiscal year ended October 31, 2002, based on the Fund's average daily net assets, of 0.40%

In performing its investment advisory services, GSAM, although responsible for the management of the Fund, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, GSAM will have access to the research of Goldman Sachs, as well as certain proprietary technical models developed by Goldman Sachs, and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

PORTFOLIO MANAGERS. Robert C. Jones, Managing Director, Victor H. Pinter, Vice President, and Melissa Brown, Managing Director are the portfolio managers for the Large Cap Growth Fund.

Mr. Jones joined GSAM as a portfolio manager in 1989. Mr. Pinter joined GSAM in 1990 and become a portfolio manager in 1992. Ms. Brown joined GSAM in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

SMALL CAP FUND-INVESCO, INC.

INVESCO, which has been a registered investment adviser since 1998, provides portfolio management for the Small Cap Fund, including making investment decisions and placing purchase and sell order for securities. As of December 31, 2002, INVESCO managed approximately $- billion in investments for corporate and institutional clients, as well as other investment companies. INVESCO is located at 101 Federal Street, 8th Floor, Boston, Massachusetts 02110.

Out of its management fee, GMF pays INVESCO an annual subadvisory fee for the fiscal year ended October 31, 2002, based on the Fund's average daily net assets, of 0.55%

INVESCO is a part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a public-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. AMVESCAP plc managed approximately $- billion as of December 31, 2002, through specialized investment management teams dedicated to clients and financial markets in their region of the world.

PORTFOLIO MANAGERS. The Small Cap Fund is managed by INVESCO's Structured Products Group, which is comprised of 23 investment professionals who have an average of 15 years of industry experience. No individual member of the Structured Products Team is primarily responsible for making recommendations regarding portfolio purchases.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers four different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

     Class A shares
     Class C shares

Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class Shares

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front-end sales charges. If you do not want to pay an upfront sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower up-front sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.


Class A shares                Class B shares              Class C shares
===============================================================================
Front-end sales charge        No front-end sales          Front-end sales
means that a portion          charge, so your full        charge means that a
of your initial investment    investment immediately      portion of your
goes toward the sales         goes toward buying          initial investment
charge, and is not invested   shares                      goes toward the
                                                          sales charge and is
                                                          not invested. Front-
                                                          end sales charge on
                                                          Class C is lower
                                                          than Class A
-------------------------------------------------------------------------------
Reductions and waivers of     No reductions of the        Like Class B shares,
the sales charge available    CDSC available,             no reductions of the
                              but waivers available       CDSC are available,
                                                          but waivers are
                                                          available
-------------------------------------------------------------------------------
Lower expenses than           Higher distribution and     Higher distribution
Class B and Class C           service fees than           and service fees than
shares mean higher            Class A shares mean         Class A shares mean
dividends per share           higher fund expenses        higher fund expenses
                              and lower dividends         and lower dividends
                              per share                   per share
-------------------------------------------------------------------------------
Conversion features are not   After seven years, Class    Unlike Class B
applicable                    B shares convert            shares, Class C
                              into Class A shares,        shares do not
                              which reduces your          automatically convert
                              future fund expenses        into another class
-------------------------------------------------------------------------------
No sales charge when shares   CDSC if shares are sold     CDSC of 1% is
are sold back to the Fund(1)  within six years:           applicable if shares
                              5% in the first year, 4%    are sold in the first
                              in the second, 3%           year after purchase
                              in the third and fourth
                              years, 2% in the
                              fifth, and 1% in the
                              sixth year
---------------------------------------------------------------------------------
No maximum investment limit   Investments of $250,000     Investments of
                              or more may be rejected(2)  $ 1,000,000 or more
                                                          may be rejected(3)

---------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.

2    This limit was calculated based on a seven year holding period.

3    This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services

- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides

- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine an NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may also be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


MINIMUM INVESTMENTS - CLASS A, B, & C SHARES

To open an account (per Fund)        $ 2,000
--------------------------------------------
To open an IRA account (per Fund)    $ 1,000
--------------------------------------------
Additional investments (per Fund)    $   100
--------------------------------------------
To start an Automatic
Asset Accumulation Plan              $ 1,000
--------------------------------------------
Additional Automatic Asset
Accumulation Plan Transaction        $    50
--------------------------------------------

MINIMUM INVESTMENT -
INSTITUTIONAL SERVICE CLASS SHARES

To open an account (per Fund)        $50,000
--------------------------------------------
Additional investments               None
============================================

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CLASS A AND CLASS C SALES CHARGES

CLASS A SHARES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

                           Sales Charge        Dealer
                              as a            Commission
                          percentage of          as a
                     ---------------------  percentage of
                      Offering    Amount       Offering
Amount of Purchase      Price    Invested       Price
=========================================================
Less than $50,000         5.75%      6.10%      5.00%
---------------------------------------------------------
50,000 to $99,000         4.75       4.99       4.00
---------------------------------------------------------
100,000 to $249,000       3.50       3.63       3.00
---------------------------------------------------------
250,000 to $499,999       2.50       2.00       1.75
---------------------------------------------------------
500,000 to $999,999       2.00       1.75       1.25
---------------------------------------------------------
1 million or more         None       None       None
---------------------------------------------------------

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

As noted above, beginning March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.50% if you redeem any Class A shares within 18 months of the date of purchase. (See "Contingent deferred sales charge
(CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.50% on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

Prior to March 1, 2003, a different finder's fee was applicable.

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Gartmore Mutual Funds (Gartmore Funds) Class A shares;

-    The purchase can be made in any combination of Gartmore Funds; and

- The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

- 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.

- 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.

-    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The table above shows how the
     ---------------------------------------------
     sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at the same address
     -----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.

-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     -----------------------------
     Funds' Class A shares you already own (except the Gartmore Money Market
     Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of the Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. State in writing that during a 13-month period
     --------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a brokerdealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following:
     -    Sales of non-Gartmore Fund shares.
     - Sales of Class D shares of a Gartmore Fund if the new Fund purchased does not have Class D shares and Class A shares are purchased instead.

     To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the new shares within 60 days of the redemption and you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).

- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives, and Southern States Cooperatives, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charges and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an [unaffiliated] brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to; Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the automated voiceresponse system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

For additional information on buying shares and shareholder services, call our Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in their offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or

- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A,
CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The amount of the sales charge will decrease as illustrated in the following chart:

Sale within   1 year 2 years 3 years 4 years 5 years 6 years 7 years or more
============================================================================
Sales charge     5%     4%      3%      3%      2%       1%         0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                                     $1 million to    $25 million or
Amount of Purchase                     $24,999,999           or more
====================================================================
                                             0.50%             0.25%


The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

For certain sales to employer-sponsored retirement plans prior to March 1, 2003, a different CDSC may be applicable. Specifically, certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC. All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

REDEMPTION FEES

The Nationwide Small Cap Fund will assess a redemption fee of 1.50% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 20.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section above entitled "Signature guarantee-Class A, Class B and Class C shares". Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice-response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record can be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Funds. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore Funds at 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Funds receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website, www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES.

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of a Fund pays the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Class                        As a % of daily net assets
=============================================================
Class A shares            0.25% (distribution or service fee)
-------------------------------------------------------------
Class B shares            1.00% (0.25% service fee)
-------------------------------------------------------------
Class C shares            1.00% (0.25% service fee)


Institutional Service Shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the funds for Class A shares of any other fund within the Gartmore Funds, but you can not exchange Class A shares for Class B shares, Class C shares or Institutional Service Class shares.

Generally, there is no sales charge for exchanges of Class B shares, Class C or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charge if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund. If you exchange Prime Shares of the Gartmore Money Market Fund (the "Money Market Fund") into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you hold Class B or Class C (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes-Exchanging Fund Shares" on page 20.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 15 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                Exchange Fee
=================================================================
Gartmore Emerging Markets Fund . . . . . . . . . . . . . .  2.00%
Gartmore International Growth Fund . . . . . . . . . . . .  2.00%
Gartmore International Small Cap Growth Fund . . . . . . .  2.00%
Gartmore Global Financial Services Fund. . . . . . . . . .  2.00%
Gartmore Global Utilities Fund . . . . . . . . . . . . . .  2.00%
Gartmore Global Health Sciences Fund . . . . . . . . . . .  2.00%
Gartmore Worldwide Leaders Fund. . . . . . . . . . . . . .  2.00%
Gartmore Nationwide Leaders Fund . . . . . . . . . . . . .  2.00%
Gartmore U.S. Growth Leaders Fund. . . . . . . . . . . . .  2.00%
Gartmore Global Technology and Communications Fund . . . .  2.00%
Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . .  1.50%
Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . .  1.50%
Gartmore Millennium Growth Fund. . . . . . . . . . . . . .  1.50%
Gartmore Value Opportunities Fund. . . . . . . . . . . . .  1.50%
Nationwide Small Cap Fund. . . . . . . . . . . . . . . . .  1.50%


The exchange fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

TAXES AND DISTRIBUTIONS

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). The information for the period ended October 31, 2002 has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. All other information has been audited by other auditors.

    TABLE TO BE UPDATED                           CLASS A SHARES                                CLASS B SHARES
                                     YEAR ENDED     YEAR ENDED     PERIOD ENDED    YEAR ENDED     YEAR ENDED     PERIOD ENDED
NATIONWIDE LARGE CAP GROWTH FUND     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                        2001           2000          1999(a)          2001           2000          1999(a)
==============================================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD               $      14.37   $      13.58   $       10.00   $      14.18   $      13.50   $       10.00
                                    -------------  -------------  --------------  -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)               (0.04)         (0.04)          (0.04)         (0.11)         (0.06)           0.12
Net realized and unrealized gains
  (losses) on investments                  (5.55)          1.03            3.62          (5.55)          0.94            3.62
                                    -------------  -------------  --------------  -------------  -------------  --------------
    Total investment activities            (5.59)          0.99            3.58          (5.66)          0.88            3.50
                                    -------------  -------------  --------------  -------------  -------------  --------------
DISTRIBUTIONS:
Net realized gains                         (0.43)         (0.20)              -          (0.43)         (0.20)              -
In excess of net realized gains            (0.06)             -               -          (0.06)             -               -
                                    -------------  -------------  --------------  -------------  -------------  --------------
    Total distributions                    (0.49)         (0.20)              -          (0.49)         (0.20)              -
                                    -------------  -------------  --------------  -------------  -------------  --------------
Net increase (decrease) in net
  asset value                              (6.08)          0.79            3.58          (6.15)          0.68            3.50
                                    -------------  -------------  --------------  -------------  -------------  --------------
NET ASSET VALUE -
  END OF PERIOD                     $       8.29   $      14.37   $       13.58   $       8.03   $      14.18   $       13.50
                                    =============  =============  ==============  =============  =============  ==============
    Total Return (excluding
      sales charge)                      (39.92%)          7.26%       35.80%(b)       (40.98%)          6.48%       35.00%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $     33,579   $     40,643   $      33,410   $      2,247   $      3,234   $       1,179
Ratio of expenses to average
  net assets                                1.20%          1.20%        1.20%(c)          1.95%          1.95%        1.95%(c)
Ratio of net investment income
  (loss) to average net assets            (0.47%)        (0.33%)      (0.27%)(c)        (1.21%)        (1.06%)      (0.97%)(c)
Ratio of expenses to average
  net assets*                               1.88%          1.74%        1.69%(c)          3.70%          3.33%        5.26%(c)
Portfolio turnover**                       78.02%         86.68%          65.27%         78.02%         86.68%          65.27%
==============================================================================================================================

                                                               CLASS C SHARES         INSTITUTIONAL SERVICE CLASS SHARES
                                                                PERIOD ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                                OCTOBER 31,      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                  2001(d)           2001           2000          1999(a)
==============================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $          9.91   $      14.41   $      13.60   $       10.00
                                                              ----------------  -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.03)         (0.03)         (0.03)          (0.01)
Net realized and unrealized gains (losses) on investments               (1.84)         (5.55)          1.04            3.61
                                                              ----------------  -------------  -------------  --------------
   Total investment activities                                          (1.87)         (5.58)          1.01            3.60
                                                              ----------------  -------------  -------------  --------------
DISTRIBUTIONS:
Net realized gains                                                          -          (0.43)         (0.20)              -
In excess of net realized gains                                             -          (0.06)             -               -
                                                              ----------------  -------------  -------------  --------------
   Total distributions                                                      -          (0.49)         (0.20)              -
                                                              ----------------  -------------  -------------  --------------
Net increase (decrease) in net asset value                              (1.87)         (6.07)          0.81            3.60
                                                              ----------------  -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $          8.04   $       8.34   $      14.41   $       13.60
                                                              ================  =============  =============  ==============
   Total Return (excluding sales charge)                           (18.87%)(b)       (39.73%)          7.40%       36.00%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $            35   $      7,505   $      9,904   $       4,594
Ratio of expenses to average net assets                               1.95%(c)          1.05%          1.05%        1.05%(c)
Ratio of net investment income (loss) to average net assets         (1.20%)(c)        (0.33%)        (0.17%)      (0.09%)(c)
Ratio of expenses to average net assets*                              4.51%(c)          1.62%          1.54%        3.46%(c)
Portfolio turnover**                                                    78.02%         78.02%         86.68%          65.27%
==============================================================================================================================

* DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(a) FOR THE PERIOD FROM NOVEMBER 2, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1999.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.
(d) FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

                                                  CLASS A SHARES                                CLASS B SHARES
TABLE TO BE UPDATED                  YEAR ENDED     YEAR ENDED     PERIOD ENDED    YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                     OCTOBER 31.    OCTOBER 31.    OCTOBER 31.     OCTOBER 31.    OCTOBER 31.    OCTOBER 31.
NATIONWIDE SMALL CAP FUND               2001           2000          1999(a)          2001           2000          1999(a)
==============================================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD               $      13.12   $      11.19   $       10.00   $      13.02   $      11.17   $       10.00
                                    -------------  -------------  --------------  -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)               (0.02)         (0.02)           0.03          (0.09)         (0.08)          (0.05)
Net realized and unrealized gains
  (losses) on investments                  (1.23)          2.05            1.19          (1.24)          2.03            1.22
                                    -------------  -------------  --------------  -------------  -------------  --------------
    Total investment activities            (1.25)          2.03            1.22          (1.33)          1.95            1.17
                                    -------------  -------------  --------------  -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                          -              -           (0.03)             -              -               -
Net realized gains                         (1.03)         (0.10)              -          (1.03)         (0.10)              -
In excess of net realized gains            (0.05)             -               -          (0.05)             -               -
                                    -------------  -------------  --------------  -------------  -------------  --------------
    Total distributions                    (1.08)         (0.10)          (0.03)         (1.08)         (0.10)              -
                                    -------------  -------------  --------------  -------------  -------------  --------------
Net increase (decrease) in net
  asset value                              (2.33)          1.93            1.19          (2.41)          1.85            1.17
                                    -------------  -------------  --------------  -------------  -------------  --------------
NET ASSET VALUE -
  END OF PERIOD                     $      10.79   $      13.12   $       11.19   $      10.61   $      13.02   $       11.17
                                    =============  =============  ==============  =============  =============  ==============
    Total Return (excluding
      sales charge)                      (10.09%)         18.25%       12.18%(b)       (10.84%)         17.56%       11.70%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $     21,190   $     23,922   $      19,830   $        854   $        748   $         215
Ratio of expenses to average
  net assets                                1.35%          1.35%        1.35%(c)          2.10%          2.10%        2.10%(c)
Ratio of net investment income
  (loss) to average net assets            (0.17%)        (0.16%)        0.29%(c)        (0.93%)        (0.90%)      (0.46%)(c)
Ratio of expenses to average
  net assets*                               2.00%          2.10%        2.24%(c)          3.74%          3.82%        6.57%(c)
Portfolio turnover**                      119.03%        139.27%          81.24%        119.03%        139.27%          81.24%
==============================================================================================================================


                                                               CLASS C SHARES        INSTITUTIONAL SERVICE CLASS SHARES
                                                                PERIOD ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                                OCTOBER 31,      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                  2001(d)           2001            200          1999(a)
============================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $         11.33   $      13.15   $      11.20   $       10.00
                                                              ----------------  -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.04)             -          (0.01)           0.04
Net realized and unrealized gains (losses) on investments               (0.66)         (1.23)          2.06            1.19
                                                              ----------------  -------------  -------------  --------------
   Total investment activities                                          (0.70)         (1.23)          2.05            1.23
                                                              ----------------  -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                       -              -              -           (0.03)
Net realized gains                                                          -          (1.03)         (0.10)              -
In excess of net realized gains                                             -          (0.05)             -               -
                                                              ----------------  -------------  -------------  --------------
   Total distributions                                                      -          (1.08)         (0.10)          (0.03)
                                                              ----------------  -------------  -------------  --------------
Net increase (decrease) in net asset value                              (0.70)         (2.31)          1.95            1.20
                                                              ----------------  -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $         10.63   $      10.84   $      13.15   $       11.20
                                                              ================  =============  =============  ==============
   Total Return (excluding sales charge)                            (6.18%)(b)        (9.90%)         18.44%       12.36%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $            20   $      4,485   $      4,192   $       1,759
Ratio of expenses to average net assets                               2.10%(c)          1.20%          1.20%        1.20%(c)
Ratio of net investment income (loss) to average net assets         (1.26%)(c)        (0.04%)        (0.01%)        0.39%(c)
Ratio of expenses to average net assets*                              5.62%(c)          1.79%          1.92%        4.87%(c)
Portfolio turnover**                                                   119.03%        119.03%        139.27%          81.24%
============================================================================================================================

* DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(a) FOR THE PERIOD FROM NOVEMBER 2, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1999.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.
(d) FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

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


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


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
INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920  (toll free, 8 a.m. - 9 p.m. Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-848-0920 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2003

                              GARTMORE MUTUAL FUNDS

                       (FORMERLY NATIONWIDE MUTUAL FUNDS)

GARTMORE ASIA PACIFIC LEADERS FUND           GARTMORE LARGE CAP VALUE FUND
GARTMORE BOND FUND                           GARTMORE MICRO CAP EQUITY FUND
GARTMORE EMERGING MARKETS FUND               GARTMORE MID CAP GROWTH FUND
GARTMORE EUROPEAN LEADERS FUND               GARTMORE MILLENNIUM GROWTH FUND
GARTMORE GLOBAL FINANCIAL SERVICES FUND      GARTMORE MONEY MARKET FUND
GARTMORE GLOBAL HEALTH SCIENCES FUND         GARTMORE MORLEY CAPITAL ACCUMULATION FUND
GARTMORE GLOBAL SMALL COMPANIES FUND         GARTMORE MORLEY ENHANCED INCOME FUND
GARTMORE GLOBAL TECHNOLOGY AND               GARTMORE NATIONWIDE LEADERS FUND
   COMMUNICATIONS FUND                         (FORMERLY GARTMORE U.S. LEADERS FUND)
GARTMORE GLOBAL UTILITIES FUND               GARTMORE OTC FUND
GARTMORE GOVERNMENT BOND FUND                GARTMORE TAX-FREE INCOME FUND
GARTMORE GROWTH FUND                         GARTMORE NATIONWIDE FUND
GARTMORE HIGH YIELD BOND FUND                  (FORMERLY GARTMORE TOTAL RETURN FUND)
GARTMORE INTERNATIONAL GROWTH FUND           GARTMORE U.S. GROWTH LEADERS FUND
GARTMORE INTERNATIONAL SMALL CAP GROWTH      GARTMORE VALUE OPPORTUNITIES FUND
  FUND                                       GARTMORE WORLDWIDE LEADERS FUND
GARTMORE INVESTOR DESTINATIONS AGGRESSIVE    NATIONWIDE BOND INDEX FUND
  FUND                                       NATIONWIDE GROWTH FOCUS FUND
GARTMORE INVESTOR DESTINATIONS MODERATELY    NATIONWIDE INTERNATIONAL INDEX FUND
  AGGRESSIVE FUND                            NATIONWIDE LARGE CAP GROWTH FUND
GARTMORE INVESTOR DESTINATIONS MODERATE      NATIONWIDE MID CAP MARKET INDEX FUND
  FUND                                       NATIONWIDE S&P 500 INDEX FUND
GARTMORE INVESTOR DESTINATIONS MODERATELY    NATIONWIDE SMALL CAP FUND
  CONSERVATIVE FUND                          NATIONWIDE SMALL CAP INDEX FUND
GARTMORE INVESTOR DESTINATIONS CONSERVATIVE  NORTHPOINTE SMALL CAP VALUE FUND
  FUND

     Gartmore Mutual Funds (the "Trust") is a registered open-end investment company consisting of 42 series as of the date hereof. This Statement of Additional Information ("SAI") relates to all series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

     This SAI is not a prospectus but is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses:

          - Gartmore International Growth Fund, Gartmore International Small Cap Growth Fund and Gartmore Emerging Markets Fund dated March 1, 2003;

          -    Gartmore Nationwide Leaders Fund (formerly Gartmore U.S. Leaders
               Fund), Gartmore U.S. Growth Leaders Fund and Gartmore Worldwide Leaders Fund dated March 1, 2003;
          - Gartmore Micro Cap Equity Fund, Gartmore Millennium Growth Fund, Gartmore Value Opportunities Fund and Gartmore High Yield Bond Fund dated March 1, 2003;
          - Gartmore Global Technology and Communications Fund, Gartmore Global Financial Services Fund, Gartmore Global Utilities Fund and Gartmore Global Health Sciences Fund dated March 1, 2003;
          - Gartmore Nationwide Fund (formerly Gartmore Total Return Fund), Gartmore Growth Fund, Gartmore Large Cap Value Fund and Gartmore Mid Cap Growth Fund, dated March 1, 2003;
          - Nationwide Large Cap Growth Fund and Nationwide Small Cap Fund dated March 1, 2003;
          -    NorthPointe Small Cap Value Fund dated March 1, 2003;
          - Gartmore Morley Enhanced Income Fund, Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Tax-Free Income Fund and Gartmore Money Market Fund dated March 1, 2003;
          - Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund dated March 1, 2003;
          -    Gartmore Morley Capital Accumulation Fund dated March 1, 2003;
          - Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund and Gartmore Investor Destinations Conservative Fund (collectively, the "Investor Destinations Funds") dated March 1, 2003;
          - Nationwide Growth Focus Fund, Gartmore Global Small Companies Fund, Gartmore OTC Fund, Gartmore Asia Pacific Leaders Fund and Gartmore European Leaders Fund dated March 1, 2003.

Shares of the Gartmore European Leaders, Gartmore Asia Pacific Leaders, Gartmore OTC, Nationwide Growth Focus, and Gartmore Global Small Companies Funds are not currently being offered to investors.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.

The Prospectuses may be obtained from Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 1-800-848-0920.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

General  Information  and  History . . . . . . . . . . . . . . . . . . . .     1
Additional Information on Portfolio Instruments and Investment Policies. .     1
Description of Portfolio Instruments and Investment Policies . . . . . . .     8
Investment  Restrictions . . . . . . . . . . . . . . . . . . . . . . . . .    55
Trustees  and  Officers  of  the  Trust. . . . . . . . . . . . . . . . . .    59
Investment  Advisory  and  Other  Services . . . . . . . . . . . . . . . .    66
Brokerage  Allocation. . . . . . . . . . . . . . . . . . . . . . . . . . .    98
Additional Information on Purchases and Sales. . . . . . . . . . . . . . .   103
Valuation  of  Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .   111
Systematic  Investment  Strategies . . . . . . . . . . . . . . . . . . . .   113
Investor  Privileges . . . . . . . . . . . . . . . . . . . . . . . . . . .   114
Investor  Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .   117
Fund  Performance  Advertising . . . . . . . . . . . . . . . . . . . . . .   119
Additional  Information. . . . . . . . . . . . . . . . . . . . . . . . . .   134
Additional General Tax Information For All Funds . . . . . . . . . . . . .   137
Major  Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . .   146
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .   174
Appendix A - Debt Ratings. . . . . . . . . . . . . . . . . . . . . . . . .   175

                        GENERAL INFORMATION AND HISTORY

     Gartmore Mutual Funds (the "Trust"), formerly Nationwide Mutual Funds (until January 25, 2002) and formerly Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company organized under the laws of Ohio by a Declaration of Trust, dated October 30, 1997, as subsequently amended. The Trust currently consists of 42 separate series, each with its own investment objective. Each of the Funds, except the Nationwide S&P 500 Index, Gartmore Asia Pacific Leaders, Gartmore European Leaders, Gartmore Nationwide Leaders, Gartmore U.S. Growth Leaders, Gartmore Worldwide Leaders, Nationwide Growth Focus, Nationwide Small Cap Index, Nationwide Mid Cap Market Index, Nationwide Bond Index, Nationwide International Index, Gartmore Global Health Sciences, Gartmore Global Financial Services, Gartmore Global Utilities, Gartmore Global Technology and Communications and each of the Investor Destinations Funds, is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES


ALL  FUNDS

     The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

     With respect to the Investor Destinations Funds, this Statement of Additional Information, like the Prospectus for such Funds, uses the term "Fund" to include the Underlying Funds in which the Funds invest. Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund.

                                                                      Gartmore                        Nationwide
                                                  Gartmore              Tax      Gartmore   Gartmore     S&P        Gartmore
                                        Gartmore   Total    Gartmore    Free    Government   Money       500          Value
TYPE OF INVESTMENT OR TECHNIQUE          Growth    Return     Bond     Income      Bond      Market     Index     Opportunities
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
U.S. common stocks                      Y         Y                                                   Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Preferred stocks                        Y         Y                                                               Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Small company stocks                    Y         Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Special situation companies             Y         Y                                                   Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Illiquid securities                     Y         Y         Y         Y         Y           Y                     Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Restricted securities                   Y         Y         Y         Y         Y           Y                     Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
When-issued / delayed-delivery          Y         Y         Y         Y         Y           Y         Y           Y
securities
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Investment companies                    Y         Y         Y         Y         Y           Y         Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Real estate investment trusts (REITS)                                                                 Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Securities of foreign issuers           Y         Y         Y                               Y         Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Depositary receipts                     Y         Y                                                   Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Securities from developing countries/                                                                             Y
emerging markets
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Convertible securities                  Y         Y         Y                                                     Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Long-term debt                                              Y         Y         Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Long-term debt when originally issued             Y         Y         Y         Y           Y
But with 397 days or less remaining
to maturity
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Short-term debt                         Y         Y         Y         Y         Y           Y         Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Floating and variable rate securities   Y         Y         Y         Y         Y           Y                     Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Zero coupon securities                                      Y         Y         Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Pay-in-kind bonds                                           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Deferred payment securities                                 Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Non-investment grade debt                                   Y         Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Loan participations and assignments                         Y                               Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Sovereign debt (foreign) (denominated                       Y                               Y
in U.S. $)
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Foreign commercial paper (denominated   Y         Y                                         Y
in U.S. $)
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Duration                                                    Y                   Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
U.S. Government securities              Y         Y         Y         Y         Y           Y         Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Money market instruments                Y         Y         Y         Y         Y           Y         Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------


                                                                                    Nationwide
                                        Gartmore              Gartmore  Nationwide     Mid                     Nationwide
                                          High    Nationwide   Global     Small        Cap       Nationwide
                                         Yield      Growth     Health      Cap        Market    International     Bond
TYPE OF INVESTMENT OR TECHNIQUE           Bond      Focus     Sciences    Index       Index         Index        Index
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
U.S. common stocks                      Y         Y           Y         Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Preferred stocks                        Y         Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Small company stocks                    Y         Y           Y         Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Special situation companies             Y         Y           Y         Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Illiquid securities                     Y         Y           Y         Y           Y           Y              Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Restricted securities                   Y         Y           Y         Y           Y           Y              Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
When-issued / delayed-delivery          Y         Y           Y         Y           Y           Y              Y
securities
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Investment companies                    Y         Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Real estate investment trusts (REITS)   Y         Y           Y         Y           Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Securities of foreign issuers           Y         Y           Y         Y           Y           Y              Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Depositary receipts                     Y         Y           Y         Y           Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Securities from developing countries/   Y         Y           Y
emerging markets
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Convertible securities                  Y         Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Long-term debt                          Y                                                                      Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Long-term debt when originally issued   Y                                                                      Y
But with 397 days or less remaining
to maturity
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Short-term debt                         Y         Y           Y         Y           Y           Y              Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Floating and variable rate securities   Y         Y           Y                                                Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Zero coupon securities                  Y                                                                      Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Pay-in-kind bonds                       Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Deferred payment securities             Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Non-investment grade debt               Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Loan participations and assignments     Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Sovereign debt (foreign) (denominated   Y                                                                      Y
in U.S. $)
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Foreign commercial paper (denominated   Y                     Y                                 Y              Y
in U.S. $)
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Duration                                Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
U.S. Government securities              Y         Y           Y         Y           Y           Y              Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Money market instruments                Y         Y           Y         Y           Y           Y              Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------

                                                                                                                        Gartmore
                                 Gartmore  Nationwide                Gartmore    Gartmore  NorthPointe    Gartmore      Investor
                                  Large      Large     Nationwide     Morley      Morley      Small       Investor    Destinations
TYPE OF INVESTMENT OR              Cap        Cap        Small       Capital     Enhanced      Cap      Destinations   Moderately
TECHNIQUE                         Value      Growth       Cap      Accumulation   Income      Value      Aggressive    Aggressive
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
U.S. common stocks               Y         Y           Y                                   Y            Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Preferred stocks                 Y         Y                                               Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Small company stocks             Y         Y           Y                                   Y            Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Special situation companies      Y         Y           Y                                   Y            Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Illiquid securities              Y         Y           Y           Y             Y         Y            Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Restricted securities            Y         Y           Y           Y             Y         Y            Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
When-issued/delayed-delivery     Y         Y           Y           Y             Y         Y            Y             Y
securities
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Investment companies             Y         Y           Y                         Y         Y            Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Real estate investment trusts    Y         Y           Y                                   Y
(REITS)
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Securities of foreign issuers    Y         Y           Y           Y             Y         Y            Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Depository receipts              Y         Y           Y                                   Y            Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Securities from developing                                                                 Y
countries/emerging markets
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Convertible securities           Y         Y           Y                                   Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Long-term debt                   Y         Y           Y           Y             Y                      Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Long-term debt when originally   Y         Y           Y           Y             Y                      Y             Y
issued but with 397 days or
less remaining to maturity
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Short-term debt                  Y         Y           Y           Y             Y         Y            Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Floating and variable rate       Y         Y           Y           Y             Y         Y            Y             Y
securities
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Zero coupon securities                     Y                       Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Pay-in-kind bonds
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Deferred payment securities      Y         Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Non-investment grade debt
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Loan participations and          Y
assignments
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Sovereign debt (foreign)         Y         Y           Y           Y             Y                      Y             Y
(denominated in U.S. $)
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Foreign commercial paper)                                                                               Y             Y
(denominated in U.S. $)
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Duration                                                           Y             Y                      Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
U.S. Government securities       Y         Y           Y           Y             Y         Y            Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Money market instruments         Y         Y           Y           Y             Y         Y            Y             Y
-------------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------


                                                 Gartmore                                 Gartmore
                                   Gartmore      Investor      Gartmore                    Global
                                   Investor    Destinations    Investor     Gartmore     Technology    Gartmore    Gartmore
TYPE OF INVESTMENT OR            Destinations   Moderately   Destinations  Millennium       And        Emerging  International
TECHNIQUE                          Moderate    Conservative  Conservative    Growth    Communications  Markets      Growth
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
U.S. common stocks               Y             Y             Y             Y           Y               Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Preferred stocks                                                           Y           Y               Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Small company stocks             Y             Y             Y             Y           Y               Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Special situation companies      Y             Y             Y             Y           Y               Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Illiquid securities              Y             Y             Y             Y           Y               Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Restricted securities            Y             Y             Y             Y           Y               Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
When-issued/delayed-delivery     Y             Y             Y             Y           Y               Y         Y
securities
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Investment companies             Y             Y             Y             Y           Y               Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Real estate investment trusts                                              Y           Y               Y         Y
(REITS)
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Securities of foreign issuers    Y             Y             Y             Y           Y               Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Depository receipts              Y             Y             Y             Y           Y               Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Securities from developing                                                 Y           Y               Y         Y
countries/emerging markets
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Convertible securities                                                     Y           Y               Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Long-term debt                   Y             Y             Y                                         Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Long-term debt when originally   Y             Y             Y                                         Y         Y
issued but with 397 days or
less remaining to maturity
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Short-term debt                  Y             Y             Y             Y           Y               Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Floating and variable rate       Y             Y             Y             Y           Y               Y         Y
securities
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Zero coupon securities                                                                                 Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Pay-in-kind bonds                                                                                      Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Deferred payment securities                                                                            Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Non-investment grade debt                                                                              Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Loan participations and                                                                                Y         Y
assignments
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Sovereign debt (foreign)         Y             Y             Y             Y                           Y         Y
(denominated in U.S. $)
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Foreign commercial paper)        Y             Y             Y                                         Y         Y
(denominated in U.S. $)
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Duration                         Y             Y             Y                                         Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
U.S. Government securities       Y             Y             Y             Y           Y               Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Money market instruments         Y             Y             Y             Y           Y               Y         Y
-------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------

                                                                                                  Gartmore
                                                                           Gartmore             International  Gartmore  Gartmore
                                                      Gartmore   Gartmore   Global                  Small        U.S.      Asia
                                                      Worldwide  European    Small    Gartmore       Cap        Growth   Pacific
TYPE OF INVESTMENT OR TECHNIQUE                        Leaders   Leaders   Companies    OTC        Growth      Leaders   Leaders
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
U.S. common stocks                                    Y          Y         Y          Y         Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Preferred stocks                                      Y          Y         Y          Y         Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Small company stocks                                  Y          Y         Y          Y         Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Special situation companies                           Y          Y         Y          Y         Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Illiquid securities                                   Y          Y         Y          Y         Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Restricted securities                                 Y          Y         Y          Y         Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
When-issued / delayed-delivery securities             Y          Y         Y          Y         Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Investment companies                                  Y                                                        Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Real estate investment trusts (REITS)                 Y          Y         Y          Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Securities of foreign issuers                         Y          Y         Y          Y         Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Depository receipts                                   Y          Y         Y          Y         Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Securities from developing countries/emerging         Y          Y         Y          Y         Y              Y         Y
markets
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Convertible securities                                Y          Y         Y          Y         Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Long-term debt                                                                                  Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Long-term debt when originally issued, but with 397                                             Y              Y         Y
days or less remaining to maturity
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Short-term debt                                       Y          Y         Y          Y         Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Floating and variable rate securities                            Y                              Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Zero coupon securities                                           Y                              Y                        Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Pay-in-kind bonds
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Deferred payment securities                                                                     Y                        Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Non-investment grade debt                                                                                      Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Loan participations and assignments
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Sovereign debt (foreign) (denominated in U.S. $)      Y          Y         Y          Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Foreign commercial paper (denominated in U.S. $)      Y          Y         Y          Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Duration                                              Y          Y         Y          Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
U.S. Government securities                            Y          Y         Y          Y         Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Money market instruments                              Y          Y         Y          Y         Y              Y         Y
----------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------


                                                      Gartmore                          Gartmore  Gartmore
                                                       Global    Gartmore    Gartmore    Micro      Mid
                                                      Financial   Global    Natiownide    Cap       Cap
TYPE OF INVESTMENT OR TECHNIQUE                       Services   Utilities   Leaders     Equity    Growth
----------------------------------------------------  ---------  ---------  ----------  --------  --------
U.S. common stocks                                    Y          Y          Y           Y         Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Preferred stocks                                      Y          Y          Y                     Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Small company stocks                                  Y          Y          Y           Y         Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Special situation companies                           Y          Y          Y           Y         Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Illiquid securities                                   Y          Y          Y           Y         Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Restricted securities                                 Y          Y          Y           Y         Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
When-issued / delayed-delivery securities             Y          Y          Y           Y         Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Investment companies                                  Y          Y          Y                     Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Real estate investment trusts (REITS)                 Y          Y                      Y         Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Securities of foreign issuers                         Y          Y          Y                     Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Depository receipts                                   Y          Y          Y                     Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Securities from developing countries/emerging         Y          Y
markets
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Convertible securities                                Y          Y          Y                     Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Long-term debt                                        Y          Y          Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Long-term debt when originally issued, but with 397   Y          Y          Y
days or less remaining to maturity
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Short-term debt                                       Y          Y          Y           Y         Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Floating and variable rate securities                 Y          Y          Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Zero coupon securities                                Y          Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Pay-in-kind bonds
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Deferred payment securities                           Y          Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Non-investment grade debt
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Loan participations and assignments
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Sovereign debt (foreign) (denominated in U.S. $)
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Foreign commercial paper (denominated in U.S. $)                            Y                     Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Duration
----------------------------------------------------  ---------  ---------  ----------  --------  --------
U.S. Government securities                            Y          Y          Y           Y         Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------
Money market instruments                              Y          Y          Y           Y         Y
----------------------------------------------------  ---------  ---------  ----------  --------  --------

                                                                        Gartmore                        Nationwide
                                                    Gartmore              Tax      Gartmore   Gartmore     S&P        Gartmore
                                          Gartmore   Total    Gartmore    Free    Government   Money       500          Value
TYPE OF INVESTMENT OR TECHNIQUE            Growth    Return     Bond     Income      Bond      Market     Index     Opportunities
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Mortgage-backed securities                                    Y         Y         Y           Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Stripped mortgage securities                                  Y                   Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Collateralized mortgage obligations                           Y                   Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Mortgage dollar rolls
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Asset-backed securities                   Y         Y         Y         Y         Y           Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Bank and/or Savings and Loan obligations  Y         Y         Y         Y         Y           Y         Y           Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Repurchase agreements                     Y         Y         Y         Y         Y           Y         Y           Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Derivatives                               Y         Y         Y         Y                     Y         Y           Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Reverse repurchase agreements
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Warrants                                  Y         Y                                                               Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Futures                                   Y         Y                                                   Y           Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Options                                   Y         Y         Y         Y                               Y           Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Foreign currencies                                                                                                  Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Forward currency contracts                Y         Y                                                   Y           Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Borrowing money                           Y         Y         Y         Y         Y           Y         Y           Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Lending portfolio securities              Y         Y         Y         Y         Y           Y         Y           Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Short sales                               Y                                                             Y           Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Participation Interests
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Swap Agreements                                                                                         Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Wrap Contracts
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Indexed securities                        Y         Y                                                   Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Strip Bonds                                                   Y                   Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Put Bonds                                                     Y         Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Private Activity and Industrial
Development Bonds
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Custodial Receipts
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Nationwide Contract
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Extendable Commercial Notes                                                                   Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Standby Commitment Agreements
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Municipal Securities                                                    Y                     Y
----------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------

                                                                                      Nationwide
                                          Gartmore              Gartmore  Nationwide     Mid
                                            High    Nationwide   Global     Small        Cap       Nationwide    Nationwide
                                           Yield      Growth     Health      Cap        Market    International     Bond
TYPE OF INVESTMENT OR TECHNIQUE             Bond      Focus     Sciences    Index       Index         Index        Index
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Mortgage-backed securities                Y                                                                      Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Stripped mortgage securities              Y                                                                      Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Collateralized mortgage obligations       Y                                                                      Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Mortgage dollar rolls                     Y         Y                                                            Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Asset-backed securities                   Y                                                                      Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Bank and/or Savings and Loan obligations  Y         Y           Y         Y           Y           Y              Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Repurchase agreements                     Y         Y           Y         Y           Y           Y              Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Derivatives                               Y         Y           Y         Y           Y           Y              Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Reverse repurchase agreements             Y         Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Warrants                                  Y         Y           Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Futures                                   Y         Y           Y         Y           Y           Y              Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Options                                   Y         Y           Y         Y           Y           Y              Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Foreign currencies                        Y         Y           Y                                 Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Forward currency contracts                Y         Y           Y                                 Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Borrowing money                           Y         Y           Y         Y           Y           Y              Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Lending portfolio securities              Y         Y           Y         Y           Y           Y              Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Short sales                               Y         Y           Y         Y           Y           Y              Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Participation Interests                   Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Swap Agreements                           Y                               Y           Y           Y              Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Wrap Contracts
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Indexed securities                                                        Y           Y           Y              Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Strip Bonds                               Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Put Bonds                                 Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Private Activity and Industrial           Y
Development Bonds
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Custodial Receipts                        Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Nationwide Contract
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Extendable Commercial Notes                         Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Standby Commitment Agreements             Y                                                                      Y
----------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------

                                                                                                                      Gartmore
                               Gartmore  Nationwide                Gartmore    Gartmore  NorthPointe    Gartmore      Investor
                                Large      Large     Nationwide     Morley      Morley      Small       Investor    Destinations
TYPE OF INVESTMENT OR            Cap        Cap        Small       Capital     Enhanced      Cap      Destinations   Moderately
TECHNIQUE                       Value      Growth       Cap      Accumulation   Income      Value      Aggressive    Aggressive
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Mortgage-backed securities                                       Y             Y                      Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Stripped mortgage securities                                     Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Collateralized mortgage                                          Y             Y                      Y             Y
obligations
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Mortgage dollar rolls                                            Y             Y                      Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Asset-backed securities                                          Y             Y                      Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Bank and/or Savings and Loan   Y         Y           Y           Y             Y         Y            Y             Y
obligations
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Repurchase agreements          Y         Y           Y           Y             Y         Y            Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Reverse repurchase agreements                        Y           Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Warrants                       Y         Y           Y                                   Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Futures                        Y         Y           Y                         Y         Y            Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Options                        Y         Y           Y                         Y         Y            Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Foreign currencies             Y         Y                                               Y            Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Forward currency contracts     Y         Y           Y                                   Y            Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Borrowing money                Y         Y           Y           Y             Y         Y            Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Lending portfolio securities   Y         Y           Y           Y             Y         Y            Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Short sales                                                                                           Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Participation Interests
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Swap Agreements                          Y                       Y                                    Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Wrap Contracts                                                   Y             Y                      Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Indexed securities                                                                                    Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Strip Bonds
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Put Bonds
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Private Activity and
Industrial Development
Bonds
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Custodial Receipts
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Nationwide Contract                                                                                   Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Extendable Commercial Notes                                                                           Y             Y
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------
Standby Commitment
Agreements
-----------------------------  --------  ----------  ----------  ------------  --------  -----------  ------------  ------------


                                               Gartmore                                 Gartmore
                                 Gartmore      Investor      Gartmore                    Global
                                 Investor    Destinations    Investor     Gartmore     Technology    Gartmore    Gartmore
TYPE OF INVESTMENT OR          Destinations   Moderately   Destinations  Millennium       And        Emerging  International
TECHNIQUE                        Moderate    Conservative  Conservative    Growth    Communications  Markets      Growth
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Mortgage-backed securities     Y             Y             Y                                         Y         Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Stripped mortgage securities
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Collateralized mortgage        Y             Y             Y
obligations
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Mortgage dollar rolls          Y             Y             Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Asset-backed securities        Y             Y             Y             Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Bank and/or Savings and Loan   Y             Y             Y             Y           Y               Y         Y
obligations
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Repurchase agreements          Y             Y             Y             Y           Y               Y         Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Reverse repurchase agreements                                            Y           Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Warrants                                                                 Y           Y               Y         Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Futures                        Y             Y             Y             Y           Y               Y         Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Options                        Y             Y             Y             Y           Y               Y         Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Foreign currencies             Y             Y             Y                         Y               Y         Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Forward currency contracts     Y             Y             Y             Y           Y               Y         Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Borrowing money                Y             Y             Y             Y           Y               Y         Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Lending portfolio securities   Y             Y             Y             Y           Y               Y         Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Short sales                    Y             Y             Y             Y           Y               Y         Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Participation Interests
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Swap Agreements                Y             Y             Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Wrap Contracts                 Y             Y             Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Indexed securities             Y             Y             Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Strip Bonds
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Put Bonds
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Private Activity and
Industrial Development
Bonds
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Custodial Receipts
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Nationwide Contract            Y             Y             Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Extendable Commercial Notes    Y             Y             Y
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Standby Commitment
Agreements
-----------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------

                                                                                              Gartmore
                                                                       Gartmore             International  Gartmore  Gartmore
                                                  Gartmore   Gartmore   Global                  Small        U.S.      Asia
                                                  Worldwide  European    Small    Gartmore       Cap        Growth   Pacific
TYPE OF INVESTMENT OR TECHNIQUE                    Leaders   Leaders   Companies    OTC        Growth      Leaders   Leaders
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Mortgage-backed securities                                                                                 Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Stripped mortgage securities
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Collateralized mortgage obligations
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Mortgage dollar rolls
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Asset-backed securities                                                                                    Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Bank and/or Savings and Loan obligations          Y          Y         Y          Y         Y              Y         Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Repurchase agreements                             Y          Y         Y          Y         Y              Y         Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Reverse repurchase agreements                     Y          Y                                                       Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Warrants                                          Y          Y         Y          Y         Y              Y         Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Futures                                           Y          Y         Y          Y         Y              Y         Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Options                                           Y          Y         Y          Y         Y              Y         Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Foreign currencies                                Y          Y         Y          Y         Y              Y         Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Forward currency contracts                        Y          Y         Y          Y         Y              Y         Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Borrowing money                                   Y          Y         Y          Y         Y              Y         Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Lending portfolio securities                      Y          Y         Y          Y         Y              Y         Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Short sales                                       Y          Y         Y                                   Y         Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Participation Interests
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Swap Agreements                                                                   Y         Y              Y
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Wrap Contracts
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Indexed securities
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Strip Bonds
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Put Bonds
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Private Activity and Industrial Development Bond
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Custodial Receipts
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Nationwide Contract
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Extendable Commercial Notes
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------
Standby Commitment Agreements
------------------------------------------------  ---------  --------  ---------  --------  -------------  --------  --------


                                                  Gartmore                          Gartmore  Gartmore
                                                   Global    Gartmore    Gartmore    Micro      Mid
                                                  Financial   Global    Nationwide    Cap       Cap
TYPE OF INVESTMENT OR TECHNIQUE                   Services   Utilities   Leaders     Equity    Growth
------------------------------------------------  ---------  ---------  ----------  --------  --------
Mortgage-backed securities
------------------------------------------------  ---------  ---------  ----------  --------  --------
Stripped mortgage securities
------------------------------------------------  ---------  ---------  ----------  --------  --------
Collateralized mortgage obligations
------------------------------------------------  ---------  ---------  ----------  --------  --------
Mortgage dollar rolls
------------------------------------------------  ---------  ---------  ----------  --------  --------
Asset-backed securities
------------------------------------------------  ---------  ---------  ----------  --------  --------
Bank and/or Savings and Loan obligations          Y          Y          Y                     Y
------------------------------------------------  ---------  ---------  ----------  --------  --------
Repurchase agreements                             Y          Y          Y           Y         Y
------------------------------------------------  ---------  ---------  ----------  --------  --------
Reverse repurchase agreements                     Y          Y                      Y         Y
------------------------------------------------  ---------  ---------  ----------  --------  --------
Warrants                                          Y          Y                                Y
------------------------------------------------  ---------  ---------  ----------  --------  --------
Futures                                           Y          Y                      Y         Y
------------------------------------------------  ---------  ---------  ----------  --------  --------
Options                                           Y          Y                      Y         Y
------------------------------------------------  ---------  ---------  ----------  --------  --------
Foreign currencies                                Y          Y                                Y
------------------------------------------------  ---------  ---------  ----------  --------  --------
Forward currency contracts                        Y          Y                                Y
------------------------------------------------  ---------  ---------  ----------  --------  --------
Borrowing money                                   Y          Y          Y           Y         Y
------------------------------------------------  ---------  ---------  ----------  --------  --------
Lending portfolio securities                      Y          Y          Y           Y         Y
------------------------------------------------  ---------  ---------  ----------  --------  --------
Short sales                                       Y          Y          Y           Y         Y
------------------------------------------------  ---------  ---------  ----------  --------  --------
Participation Interests
------------------------------------------------  ---------  ---------  ----------  --------  --------
Swap Agreements
------------------------------------------------  ---------  ---------  ----------  --------  --------
Wrap Contracts
------------------------------------------------  ---------  ---------  ----------  --------  --------
Indexed securities                                                                  Y         Y
------------------------------------------------  ---------  ---------  ----------  --------  --------
Strip Bonds
------------------------------------------------  ---------  ---------  ----------  --------  --------
Put Bonds
------------------------------------------------  ---------  ---------  ----------  --------  --------
Private Activity and Industrial Development Bond
------------------------------------------------  ---------  ---------  ----------  --------  --------
Custodial Receipts
------------------------------------------------  ---------  ---------  ----------  --------  --------
Nationwide Contract
------------------------------------------------  ---------  ---------  ----------  --------  --------
Extendable Commercial Notes
------------------------------------------------  ---------  ---------  ----------  --------  --------
Standby Commitment Agreements
------------------------------------------------  ---------  ---------  ----------  --------  --------

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE  INDEX  FUNDS

     The Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund will be referred to herein, collectively, as the "Index Funds."

     S&P 500 Index Fund. The investment objective of the S&P 500 Index Fund is
     ------------------
to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There can be no assurance that the investment objective of the Fund will be achieved.

     Small Cap Index Fund.  The investment objective of the Small Cap Index Fund
     --------------------
is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

     Mid Cap Market Index Fund.  The investment objective of the Mid Cap Market
     -------------------------
Index Fund is to match the performance of the Standard & Poor's Mid Cap 400(R) Index (the "S&P 400") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

     Bond Index Fund.  The investment objective of the Bond Index Fund is to
     ---------------
match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

     International Index Fund.  The investment objective of the International
     ------------------------
Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

     About Indexing.  The Index Funds are not managed according to traditional
     --------------
methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

     Indexing and Managing the Funds.  Each Index Fund will be substantially
     -------------------------------
invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the Small Cap Index Fund, Mid Cap Market Index Fund and International Index Fund, and fixed-income securities in the case of the Bond Index Fund).

     Because each Index Fund seeks to replicate the total return of its respective index, Fund Asset Management, L.P. (FAM), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, FAM may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, FAM judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

     FAM may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. FAM will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, FAM may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities, weightings in the target index.

     The ability of each Index Fund to satisfy its investment objective depends to some extent on FAM's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). FAM will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Series' target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds. Finally, since each Index Fund seeks to replicate the total return of its target index, FAM generally will not attempt to judge the merits of any particular security as an investment.

     Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Index Fund's total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses be within 10 basis points for the S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)), 100 basis points for the Small Cap Index Fund, 150 basis points for the Mid Cap Market Index Fund, 50 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

THE INVESTOR DESTINATIONS FUNDS

     Each of the Investor Destinations Funds is a "fund of funds," which means that each Fund invests primarily in other mutual funds. The Prospectus for the Investor Destinations Funds discusses the investment objectives and strategies for each Investor Destinations Fund and explains the types of underlying mutual funds (the "Underlying Funds") that each Investor Destinations Fund may invest in. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each of the Investor Destinations Funds allocates its assets among the different Underlying Funds and
- except for the Aggressive Fund currently - the Nationwide contract (described in more detail below). Periodically, each Investor Destinations Fund will adjust its asset allocation within predetermined ranges to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in an Investor Destinations Fund's asset allocation.

     The following is a list of the mutual funds that are part of the Trust (the "Gartmore Funds") in which the Investor Destinations Funds may currently invest. This list may be updated from time to time and may be supplemented with funds that are not part of the Gartmore Funds. Each of the Funds is described in this SAI and their respective Prospectuses.

-     Nationwide  International  Index  Fund
-     Nationwide  Small  Cap  Index  Fund
-     Nationwide  Mid  Cap  Market  Index  Fund
-     Nationwide  Bond  Index  Fund
-     Nationwide  S&P  500  Index  Fund
-     Gartmore  Morley  Enhanced  Income  Fund
-     Gartmore  Money  Market  Fund

INFORMATION  CONCERNING  DURATION

     Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

     Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

     Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

     There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

     The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT  OBLIGATIONS

     Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

     Ratings as Investment Criteria. High-quality, medium-quality and
     ------------------------------
non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

     In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

     Medium-Quality Securities. Certain Funds anticipate investing in
     -------------------------
medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

     Lower Quality (High-Risk) Securities. Non-investment grade debt or lower
     ------------------------------------
quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch IBCA Information Services, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighted by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

     Effect of Interest Rates and Economic Changes. Interest-bearing securities
     ---------------------------------------------
typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

     Payment Expectations. Lower-quality and comparable unrated securities
     --------------------
typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

     Liquidity and Valuation. A Fund may have difficulty disposing of certain
     -----------------------
lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

     U.S. Government Securities. U.S. government securities are issued or
     --------------------------
guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives;
- the Federal National Mortgage Association ("FNMA"), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPs are sold at a deep discount from their face value. Because the principal portion of the STRIPs do not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

     Mortgage and Asset-Backed Securities. Mortgage-backed securities represent
     ------------------------------------
direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities are pass-through certificates. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders maybe supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

     Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

     The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

     Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

     The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

     Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

     Collateralized Mortgage Obligations ("CMOs") and Multiclass Pass-Through
     ------------------------------------------------------------------------
Securities. CMOs are a more complex form of mortgage-backed security in that
----------
they are multi-class debt obligations which are collaterized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

     Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage

Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

     Stripped Mortgage Securities. Stripped mortgage securities are derivative
     ----------------------------
multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

     In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See "Additional General Tax Information For All Funds" in this Statement of Additional Information.

     A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

     Private Activity and Industrial Development Bonds. Private activity and
     -------------------------------------------------
industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Put Bonds. "Put" bonds are securities (including securities with variable
     ---------
interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Fund's adviser or a subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer.

     Brady Bonds.  Brady Bonds are debt securities, generally denominated in
     -----------
U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

     Municipal  Securities. Municipal securities include debt obligations issued
--------------------
by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes. The Gartmore Tax-Free Income Fund will invest primarily in municipal securities. In addition, the Gartmore Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

     Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

     Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

     The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Tax-Free Income Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

     An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

     Strip Bonds. Strip bonds are debt securities that are stripped of their
     -----------
interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

     Custodial Receipts.  Certain Funds may acquire U.S. Government securities
     ------------------
and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. Government securities by the Staff of the Securities and Exchange Commission (the "SEC"), however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

MONEY  MARKET  INSTRUMENTS

     Money market instruments may include the following types of instruments:

     - obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

     - obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

     - obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

     - asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

     - repurchase agreements;

     - bank or savings and loan obligations;

     - commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

     - bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

     - high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser.

     - extendable commercial notes which are obligations underwritten by Goldman Sachs, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 390 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes are considered illiquid and the Money Market Fund will be limited to holding no more than 10% of its net assets in these and any other illiquid securities.

WRAP  CONTRACTS

     The Gartmore Morley Capital Accumulation Fund purchases wrap contracts for the purpose of attempting to maintain a constant net asset value ("NAV") of $10.00 per share and the Gartmore Morley Enhanced Income Fund may cover certain assets of the Fund with wrap contracts in order to reduce the volatility of the Fund's NAV. A wrap contract is a contract between a Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing wrap contracts, the Funds expect to reduce fluctuations in NAV per share because, under normal circumstances, the value of the Funds' wrap contracts will vary inversely with the value of their respective assets that are covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus any accrued net income thereon), wrap contracts will be assets of a Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than their book value, wrap contracts will become a liability of a Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of a Fund.

     The Funds will pay premiums to wrap providers for wrap contracts, and these premiums will be an ongoing expense of the Funds. Wrap contracts obligate wrap providers to make certain payments to the Funds in exchange for payment of premiums. Payments made by wrap providers as provided by wrap contracts are intended to enable the Funds to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. Payments are based on the book value of wrap contracts, and are normally equal to the sum of (i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved on the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

     The Funds will normally hold one to three percent of their assets as cash or cash equivalents which can be sold close to book value to fund redemption requests. If circumstances arise that require the Funds to liquidate assets other than cash, and if the fair market value of those other assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Fund all or some of the difference. However, if the market value of assets being liquidated exceeds the corresponding book value, the Funds would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after a Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

     Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Funds will be consistent with their investment objectives and policies as set forth in the Prospectus and this SAI for each, although in some cases wrap contracts may require more restrictive investment objectives and policies. Wrap contracts may also allow providers to terminate their contracts if a Fund changes its investment objectives, policies and restrictions as set forth in the respective Prospectuses and this SAI without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, a Fund may not be able successfully to replace contract coverage with another provider.

     Wrap contracts may mature on specified dates and may be terminable upon notice by the Funds or in the event of a default by either the Funds or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Funds or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2002, and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1, 2005. In addition, during the conversion period, the Funds may be required to comply with certain restrictions on covered assets, such as limitation of their duration to the remaining term of the conversion period.

     Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by a Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

     As described above, the Gartmore Morley Capital Accumulation Fund intends to utilize wrap contacts in order to maintain a stable net asset value of $10. However, in order to satisfy tax requirements that the Fund distribute substantially all of its investment company taxable income, the Fund may be required to pay out an additional annual distribution of any excess amounts of taxable income not previously distributed in dividends. If such an annual distribution is required, the Board of Trustees may act to try to maintain a stable net asset value by declaring a reverse split of the Fund's shares. The reverse split will be in an amount that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of the distribution, to remain the same as before the distribution was paid and will not affect the total value of the shareholder's shares.

     Risks Associated with Wrap Contracts. The Gartmore Morley Capital
     ------------------------------------
Accumulation Fund expects wrap contracts to enable it to maintain the price of the Fund at $10.00 per share. The Gartmore Morley Enhanced Income Fund expects that it will utilize wrap contracts to maintain some of the Fund's assets at stable book value. However, there are certain risks associated with the use of wrap contracts that could impair a Fund's ability to achieve this objective.

     If a wrap contract matures or terminates, the Funds may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Funds may be required to reduce their respective NAVs accordingly. Likewise, if the market value of the covered assets is greater than their book value, a Fund's NAV may increase. In either case, Fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Funds may be negatively affected.

     The Trust's Board of Trustees has established policies and procedures governing valuation of these instruments which it believes in good faith accurately reflect the value of each such Fund's wrap contracts. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to, (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees, or its delegate, determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets. In these situations a Fund may experience variability in its NAV per share.

     Wrap Contracts do not protect the Funds from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event a Fund may experience a decrease in NAV.

     Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Funds may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of a Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed fifteen percent (15%) of the fair market value of the Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of a Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.

REPURCHASE  AGREEMENTS

     In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

BANK OBLIGATIONS

     Bank obligations that may be purchased by the Funds include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their Branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

     When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

     When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STANDBY COMMITMENT AGREEMENTS

     These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

LENDING PORTFOLIO SECURITIES

     Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INDEXED SECURITIES

     Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

     Investing in securities of small-sized, including micro-capitalization companies, and emerging growth companies may involve greater risks than investing in the stocks of larger, more established companies since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

     "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

     Investing in foreign securities (including through the use of depository receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

     Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

     Investment in Companies in Developing Countries. Investments may be made
     -----------------------------------------------
from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

     The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

     The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

     Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

     Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

     Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

     Depositary Receipts. A Fund may invest in foreign securities by purchasing
     -------------------
depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

     A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

     A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

     Foreign Sovereign Debt. Certain Funds may invest in sovereign debt
     ----------------------
obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     Eurodollar and Yankee Obligations. Eurodollar bank obligations are
     ---------------------------------
dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

FOREIGN COMMERCIAL PAPER

     A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

EXTENDABLE COMMERCIAL NOTES

     The Gartmore Money Market Fund may invest in extendable commercial notes
(ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 390 days from the date of issue without seeking noteholder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

     The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

REAL ESTATE INVESTMENT TRUSTS

     Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code, as amended (the "Code").

CONVERTIBLE SECURITIES

     Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

     Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

WARRANTS

     Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

     Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT SELLING OF SECURITIES

     In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     A Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

     A Fund may not invest more than 15% (10% for the Gartmore Money Market
Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

     Some Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The applicable subadviser or adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Private Placement Commercial Paper. Commercial paper eligible for resale
     ----------------------------------
under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

     Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund's adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

     A Fund may borrow money from banks, limited by SEC rules to 33-1/3% of its total assets (including the amount borrowed), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. Except as described below for the Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund (collectively, the "Index Funds"), a Fund will not purchase securities when bank borrowings exceed 5% of such Fund's total assets.

     Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.

     Leverage and the Index Funds. The use of leverage by an Index Fund creates
     ----------------------------
an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, FAM in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede FAM from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

     A Fund at times may borrow from affiliates of FAM, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

DERIVATIVE INSTRUMENTS

     A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swaps and structured contracts, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

     Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

     The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

     Special Risks of Derivative Instruments. The use of derivative instruments
     ---------------------------------------
involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

     (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information For All Funds" below.

     Options. A Fund may purchase or write put and call options on securities
     -------
and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

     A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Spread Transactions. A Fund may purchase covered spread options from
     -------------------
securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     Futures Contracts. Certain Funds may enter into futures contracts,
     -----------------
including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

     To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

     A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     Structured Products. A Fund may use structured products to hedge its
     -------------------
portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

     With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Description Of Portfolio Instruments And Investment Policies - Restricted, Non-Publicly Traded and Illiquid Securities."

     Swap Agreements. A Fund may enter into interest rate, securities index,
     ---------------
commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

     A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     Foreign Currency-Related Derivative Strategies - Special Considerations. A
     -----------------------------------------------------------------------
Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

     Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Currency Hedging. While the values of forward currency contracts, currency
     ----------------
options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

     A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

     A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES OF INVESTMENT COMPANIES

     To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the Investor Destinations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

     SPDRs and other Exchange Traded Funds. A Fund may invest in Standard &
     -------------------------------------
Poor's Depository Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

     ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

FLOATING AND VARIABLE RATE INSTRUMENTS

     Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

     Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

     Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

     Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

     Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

     In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

     Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

     Each of the Investor Destinations Series (except the Gartmore Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, GMF believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

ADDITIONAL INFORMATION CONCERNING THE INDICES

     Russell 2000. The Small Cap Index Fund is not promoted, sponsored or endorsed by, not in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

     Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

     Frank Russell Company's publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

     EAFE Index. The EAFE Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The EAFE Index is a service mark of Morgan Stanley Group Inc.

     The International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the International Index Fund or any member of the public regarding the advisability of investing in securities generally or in the International Index Fund particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the International Index Fund or the owners of shares of the International Index Fund into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the International Index Fund to be issued or in the determination or calculation of the equation by which the shares of the International Index Fund and are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the International Index Fund in connection with the administration, marketing or trading of the International Index Fund.

     Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of shares of the International Index Fund, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

     S&P 500 Index and S&P 400 Index. The Trust, on behalf of the S&P 500 Index Fund, has entered into a licensing agreement which authorizes the Fund to use the trademarks of the McGraw-Hill Companies, Inc.

     Standard & Poor's 500, S&P 500(R), Standard & Poor's 400, and S&P 400(R) are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P 400 Index to track general stock market performance. S&P's only relationship to the Funds or the applicable adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 and S&P 400 indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds' shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500 or S&P 400 Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 and S&P 400 Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

TEMPORARY DEFENSIVE POSITIONS

     Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund (except the Gartmore Tax-Free Income Fund), subject to the Fund's permitted investments, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and (5) subject to the limits of the 1940 Act; shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. The Gartmore Tax-Free Income Fund may invest up to 20% of its assets in cash and the taxable money market cash equivalents listed above. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The portfolio turnover rate for the years ended December 31, 2002 and 2000 were as follows:

FUND                                        2002           2001
---------------------------------------------------------------

Gartmore Millennium Growth Fund(1,2,7)                  698.74%
Gartmore Us Growth Leaders Fund(3)                      944.67%
Gartmore Growth Fund(4)                                 210.72%
Nationwide Mid Cap Market Index Fund                    119.76%
Nationwide Bond Index Fund                              150.27%
Gartmore Large Cap Value Fund                           156.09%
NorthPointe Small Cap Value Fund                        150.45%
Gartmore Global Technology and
   Communications Funds(1,3,5)                          922.33%
Gartmore Emerging Markets Funds(3,6)                     97.85%
Gartmore International Growth Fund(3,6)                 236.28%
Nationwide Investor Destinations
     Aggressive Fund(8)                                 190.23%
Nationwide Investor Destinations
     Moderate Fund(8)                                   258.23%
Nationwide Investor Destinations
     Conservative Fund(8)                               176.59%

_____________________

1    The Funds commenced operations on June 30, 2000.
2    The portfolio turnover for the Fund is expected to normally be about 200%.
3 The portfolio turnover for the Fund was significantly higher during the fiscal year end December 31, 2001 due to an increase in frequent, short-term exchange activity (to profit from day to day fluctuations in a Fund's share price). In an effort to reduce these activities, the Fund has added a short-term trading fee.
4 The portfolio turnover for the Fund increased significantly during the fiscal year ended December 31, 2000 due to a change in portfolio managers and a strategy to increase diversification in the portfolio.
5 It is anticipated that the portfolio turnover for the fund will decrease over the upcoming year and will normally be about 200%.
6    The Fund commenced operations on August 30, 2000.
7 The portfolio turnover for the Fund was significantly higher during the fiscal year end December 31, 2001 due to a reconfiguration of the Fund's portfolio and the addition of a portfolio manager.
8    The Funds began operations on March 31, 2000.

INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of each Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each of the Funds:

- May not (EXCEPT THE GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE ASIA PACIFIC LEADERS FUND, GARTMORE EUROPEAN LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND, GARTMORE GLOBAL UTILITIES FUND, GARTMORE NATIONWIDE LEADERS FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, GARTMORE WORLDWIDE LEADERS FUND, NATIONWIDE GROWTH FOCUS FUND, THE INDEX FUNDS, INVESTOR DESTINATIONS FUNDS, THE S&P 500 INDEX FUND AND GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Gartmore Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

- May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

- May not (EXCEPT THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE HIGH YIELD BOND FUND, GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND, GARTMORE GLOBAL UTILITIES FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, GARTMORE MORLEY ENHANCED INCOME FUND, THE INDEX FUNDS (EXCEPT THE S&P 500 INDEX FUND), GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND AND THE INVESTOR DESTINATIONS FUNDS) purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Gartmore Tax-Free Income Fund, this limitation does not apply to obligations issued by state, county or municipal governments.

- May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

THE S&P 500 INDEX FUND:

- May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE INDEX FUNDS (EXCEPT THE S&P 500 INDEX FUND) AND THE INVESTOR DESTINATIONS
FUNDS:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry.

THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE HIGH YIELD BOND FUND AND GARTMORE MORLEY ENHANCED INCOME FUND:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

     THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUNDS WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER
APPROVAL:

     Each Fund may not:

- Sell securities short (except for the Gartmore Millennium Growth Fund, Gartmore High Yield Bond Fund and Gartmore U.S. Growth Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Gartmore U.S. Growth Leaders Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Gartmore Money Market Fund) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

- Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

     EACH FUND, EXCEPT THE INDEX FUNDS AND THE INVESTOR DESTINATIONS FUNDS, MAY
NOT:

- Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

     EACH FUND EXCEPT THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE HIGH YIELD BOND FUND, GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE MORLEY ENHANCED INCOME FUND, THE INDEX FUNDS AND THE INVESTOR DESTINATIONS FUNDS MAY NOT:

- Purchase securities when bank borrowings exceed 5% such Fund's total assets.

     In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

                                  TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS

------------------------  -----------  -------------  -------------------------------  -----------  -------------
(1)                           (2)           (3)                     (4)                    (5)           (6)
------------------------  -----------  -------------  -------------------------------  -----------  -------------
NAME, ADDRESS,            POSITION(S)     TERM OF                PRINCIPAL              NUMBER OF       OTHER
AND AGE                    HELD WITH      OFFICE           OCCUPATION(S) DURING        PORTFOLIOS   DIRECTORSHIPS
                             FUND       WITH TRUST             PAST 5 YEARS              IN FUND       HELD BY
                                         - LENGTH                                        COMPLEX      TRUSTEE**
                                          OF TIME                                       OVERSEEN
                                          SERVED*                                      BY TRUSTEE
------------------------  -----------  -------------  -------------------------------  -----------  -------------
Charles E. Allen,         Trustee      Since          Mr. Allen is Chairman, Chief             78   None
                                       July 2000      Executive Officer and
8162 E. Jefferson Ave.,                               President of Graimark Realty
#15B                                                  Advisors, Inc. (real estate
Detroit, MI 48214                                     development, investment and
                                                      asset management).
Age 54

------------------------  -----------  -------------  -------------------------------  -----------  -------------
Paula H.J.                Trustee      Since          Ms. Cholmondeley is Vice                 78   None
Cholmondeley                           July 2000      President and General
                                                      Manager of Special Products
c/o Sappi Fine Paper                                  at Sappi Fine Paper North
225 Franklin Street                                   America. Prior to 1998, she
Boston, MA 02110                                      held various positions with
                                                      Owens Corning, including
Age 55                                                Vice President and General
                                                      Manager of the Residential
                                                      Insulation Division (1997 to
                                                      1998).

------------------------  -----------  -------------  -------------------------------  -----------  -------------
C. Brent DeVore           Trustee      Since 1990     Dr. DeVore is President of               78   None
                                                      Otterbein College.
111 N. West Street
Westerville, OH 43081

Age 62

------------------------  -----------  -------------  -------------------------------  -----------  -------------
Robert M. Duncan          Trustee      Since April    Since 1999, Mr. Duncan has               78   None
                                       1997           worked as an arbitration and
1397 Haddon Road                                      mediation consultant.  From
Columbus, OH 43209                                    1996 to 1999, he was
                                                      Commissioner of the Ohio
Age 75                                                Elections Commission.

------------------------  -----------  -------------  -------------------------------  -----------  -------------
Barbara L. Hennigar       Trustee      Since          Retired; Ms. Hennigar is the             78   None
                                       July 2000      former Chairman of
6363 So. Sicily Way                                   OppenheimerFunds Services
Aurora, CO 80016                                      and Shareholder Services
                                                      Inc. Ms. Hennigar held this
Age 67                                                position from October 1999
                                                      to June, 2000.  Prior to that,
                                                      she served as President and
                                                      Chief Executive Officer of
                                                      OppenheimerFunds Services.


                                       60

------------------------  -----------  -------------  -------------------------------  -----------  -------------
(1)                           (2)           (3)                     (4)                    (5)           (6)
------------------------  -----------  -------------  -------------------------------  -----------  -------------
NAME, ADDRESS,            POSITION(S)     TERM OF                PRINCIPAL              NUMBER OF       OTHER
AND AGE                    HELD WITH      OFFICE           OCCUPATION(S) DURING        PORTFOLIOS   DIRECTORSHIPS
                             FUND       WITH TRUST             PAST 5 YEARS              IN FUND       HELD BY
                                         - LENGTH                                        COMPLEX      TRUSTEE**
                                          OF TIME                                       OVERSEEN
                                          SERVED*                                      BY TRUSTEE
------------------------  -----------  -------------  -------------------------------  -----------  -------------
Thomas J. Kerr, IV        Trustee      Since          Dr. Kerr is President                    78   None
                                       October 1971   Emeritus of Kendall College.
4890 Smoketalk Lane
Westerville, OH 43081

Age 69

------------------------  -----------  -------------  -------------------------------  -----------  -------------
Douglas F. Kridler        Trustee      Since          Mr. Kridler is the President             78   None
                                       September,     and Chief Executive Officer
2355 Brixton Road                      1997           of the Columbus Foundation,
Columbus, OH 43221                                    Columbus, OH based (a
                                                      foundation which manages
Age 46                                                over 1,000 individual
                                                      endowment funds). Prior to
                                                      January 31, 2002, Mr.
                                                      Kridler was the President of
                                                      the Columbus Association
                                                      for the Performing Arts and
                                                      Chairman of the Greater
                                                      Columbus Convention and
                                                      Visitors Bureau.

------------------------  -----------  -------------  -------------------------------  -----------  -------------
David C. Wetmore          Trustee      Since          Mr. Wetmore is the                    78***   None
                                       1995           Managing Director of Updata
26 Turnbridge Drive                                   Capital, Inc., a venture
Long Cove Plantation                                  capital firm.
Hilton Head, SC 29928

Age 53
------------------------  -----------  -------------  -------------------------------  -----------  -------------

* Information provided includes time served as Trustee for the Trust's predecessors (Nationwide Investing Foundation I and Nationwide Investing Foundation II).
** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.
*** Mr. Wetmore also serves as an independent member of the Administrative Committee for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC, four hedge funds managed by Gartmore SA Capital Trust ("GSA").

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

----------------------  ------------  -----------  --------------------------------  -----------  -------------
(1)                         (2)           (3)                    (4)                     (5)           (6)
----------------------  ------------  -----------  --------------------------------  -----------  -------------
NAME, ADDRESS,          POSITION(S)     TERM OF        PRINCIPAL OCCUPATION(S)        NUMBER OF       OTHER
AND AGE                  HELD WITH     OFFICE -          DURING PAST 5 YEARS         PORTFOLIOS   DIRECTORSHIPS
                            FUND       LENGTH OF                                       IN FUND       HELD BY
                                         TIME                                          COMPLEX      TRUSTEE**
                                        SERVED                                        OVERSEEN
                                                                                     BY TRUSTEE
----------------------  ------------  -----------  --------------------------------  -----------  -------------
Joseph J. Gasper        Trustee       Since        Mr. Gasper is a Director,                 78   None
                                      July 2000    President and Chief Operating
Nationwide Insurance                               Officer of Nationwide
One Nationwide Plaza                               Financial Services, Inc.* since
1-37-06                                            December 1996 and of
Columbus, OH 43215                                 Nationwide Life and Annuity
                                                   Insurance Company* and
Age 59                                             Nationwide Life Insurance
                                                   Company* since April 1996.
                                                   Mr. Gasper is also Vice
                                                   Chairman of the Board of
                                                   Directors of the managing
                                                   unitholder of GGAMT* and
                                                   GMF.*
----------------------  ------------  -----------  --------------------------------  -----------  -------------
Paul J. Hondros         Trustee and   Since        Mr. Hondros is President and           78***   None
                        Chairman      July 2000    Chief Executive Officer of
Gartmore Global                                    Gartmore Distribution
Investments, Inc.                                  Services, Inc.*, Gartmore
1200 River Road,                                   Investor Services, Inc.*,
Conshohocken, PA                                   Gartmore Morley Capital
19428                                              Management, Inc.*, Gartmore
                                                   Morley Financial Services,
Age 54                                             Inc.,* NorthPointe Capital,
                                                   LLC*,  GGAMT*, GGI*,
                                                   GMF*,and GSA* and a
                                                   Director of Nationwide
                                                   Securities, Inc.* as well as
                                                   several entities within
                                                   Nationwide Financial
                                                   Services, Inc. Prior to that,
                                                   Mr. Hondros served as
                                                   President and Chief
                                                   Operations Officer of Pilgrim
                                                   Baxter and Associates, Ltd.,
                                                   an investment management
                                                   firm, and its affiliated fixed
                                                   income investment
                                                   management arm, Pilgrim
                                                   Baxter Value Investors, Inc.
                                                   and as Executive Vice
                                                   President to the PBHG Funds,
                                                   PBHG Insurance Series Funds
                                                   and PBHG Adviser Funds.
----------------------  ------------  -----------  --------------------------------  -----------  -------------


                                       62

----------------------  ------------  -----------  --------------------------------  -----------  -------------
Arden L. Shisler        Trustee       February     Mr. Shisler is President and              78   None
                                      2000         Chief Executive Officer of
1356 North Wenger Rd.                              K&B Transport, Inc., a
Dalton, OH 44618                                   trucking firm, Chairman of the
                                                   Board for Nationwide Mutual
Age 61                                             Insurance Company* and a
                                                   Director of Nationwide
                                                   Financial Services, Inc.*
----------------------  ------------  -----------  --------------------------------  -----------  -------------
Gerald J. Holland       Treasurer     Since        Mr. Holland is Senior Vice                78   None
                                      March 2001   President - Operations for
Gartmore Global                                    GGI*, GMF* and GSA.*  He
Investments, Inc.                                  was Assistant Treasurer to the
1200 River Road,                                   Funds. Prior to July 2000, he
Conshohocken, PA                                   was Vice President for First
19428                                              Data Investor Services, an
                                                   investment company service
Age 51                                             provider.
----------------------  ------------  -----------  --------------------------------  -----------  -------------
Kevin S. Crossett       Secretary     Since        Mr. Crossett is Vice President,           78   None
                                      December     Associate General Counsel for
Gartmore Global                       2000         GGI,* GMF,* GSA,*
Investments, Inc.                                  Nationwide Financial
1200 River Road                                    Services, Inc.* and other
Conshohocken, PA                                   Nationwide Insurance
19428                                              entities.* From June 2000 to
                                                   December 2000, he was
Age 41                                             Assistant Secretary to the
                                                   Funds.*  Prior to 1999, he was
                                                   Vice President, Senior
                                                   Counsel and Director of
                                                   Compliance for Merrill
                                                   Lynch, Pierce, Fenner &
                                                   Smith, Inc.
----------------------  ------------  -----------  --------------------------------  -----------  -------------

* This position is held with an affiliated person or principal underwriter of the Funds.
** Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
     Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
*** Mr. Hondros is also an Administrative Committee Member for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC (four hedge funds managed by GSA*).


REPSONSIBILITIES OF THE BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

     The Board of Trustees has four standing committees: Audit, Pricing and Valuation, Nominating and Board Governance and Performance.

     The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; and (d) act as a liaison between the Trust's independent auditors and the Board. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. This Committee met two times during the past fiscal year and consists of the following Trustees: Mr. Allen, Ms. Cholmondeley and Mr. Wetmore, each of whom must have a working knowledge of basic finance and accounting matters and not be interested persons of the Trust, as defined in the 1940 Act.

     The purposes of the Pricing and Valuation Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; and (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series. The Pricing and Valuation Committee met four times during the past fiscal year and consists of the following Trustees: Ms. Hennigar, Mr. Kridler and Mr. Shisler.

     The Nominating and Board Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) periodic review of Trustee compensation; (5) review of the responsibilities and composition of each Board committee, as necessary; (6) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Board Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met four times during the past fiscal year and consists of the following Trustees: Dr. DeVore, Mr. Duncan and Dr. Kerr, each of whom are not interested persons of the Trust, as defined in the 1940 Act. The Nominating and Board Governance Committee generally does not consider nominees recommended by shareholders of the Funds.

     The functions of the Performance Committee are to (a) review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes;
(b) review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Trust's funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; and (c) such other function as the Board may delegate from time to time. The Performance Committee's charter was adopted by the Board on September 19, 2002 and the Committee consists of the following Trustees: Mr. Allen, Ms. Hennigar and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

OWNERSHIP OF SHARES OF GARTMORE FUNDS AS OF DECEMBER 31, 2002

All Trustees and Officers of the Trust, as a group, own less than 1% of its outstanding shares.

                                [TO BE CONFIRMED]

--------------------  -----------------------------------  ----------------------------------
(1)                                   (2)                                 (3)
--------------------  -----------------------------------  ----------------------------------
NAME OF TRUSTEE        DOLLAR RANGE OF EQUITY SECURITIES    AGGREGATE DOLLAR RANGE OF EQUITY
                          AND/OR SHARES IN THE FUNDS        SECURITIES AND/OR SHARES IN ALL
                                                            REGISTERED INVESTMENT COMPANIES
                                                            OVERSEEN BY TRUSTEE IN FAMILY OF
                                                                  INVESTMENT COMPANIES
--------------------  -----------------------------------  ----------------------------------
Charles E. Allen,     $1 - $10,000                         $1 - $10,000

--------------------  -----------------------------------  ----------------------------------
Paula H.J.            NONE                                 NONE
Cholmondeley
--------------------  -----------------------------------  ----------------------------------
C. Brent DeVore       OVER $100,000                        OVER $100,000

--------------------  -----------------------------------  ----------------------------------
Robert M. Duncan      OVER $100,000                        OVER $100,000

--------------------  -----------------------------------  ----------------------------------
Barbara L. Hennigar   $1 - $10,000                         $1 - $10,000

--------------------  -----------------------------------  ----------------------------------
Thomas J. Kerr, IV    OVER $100,000                        OVER $100,000

--------------------  -----------------------------------  ----------------------------------
Douglas F. Kridler    $10,001 - $50,000                    $10,001 - $50,000

--------------------  -----------------------------------  ----------------------------------
David C. Wetmore      OVER $100,000                        OVER $100,000

--------------------  -----------------------------------  ----------------------------------
Joseph J. Gasper      OVER $100,000                        OVER $100,000

--------------------  -----------------------------------  ----------------------------------
Paul J. Hondros       OVER $100,000                        OVER $100,000

--------------------  -----------------------------------  ----------------------------------
Arden L. Shisler      $10,001 - $50,000                    OVER $100,000

--------------------  -----------------------------------  ----------------------------------

OWNERSHIP IN THE FUND'S INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF
DECEMBER 31, 2001

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS

                                [TO BE CONFIRMED]

--------------------  --------------  --------  ------------------  -----------  ----------------
        (1)                (2)          (3)            (4)              (5)             (6)
--------------------  --------------  --------  ------------------  -----------  ----------------
NAME OF TRUSTEE          NAME OF      NAME OF   TITLE OF CLASS OF    VALUE OF    PERCENT OF CLASS
                        OWNERS AND    COMPANY        SECURITY       SECURITIES
                      RELATIONSHIPS
                        TO TRUSTEE
--------------------  --------------  --------  ------------------  -----------  ----------------
Charles E. Allen      N/A             N/A       N/A                 NONE         N/A

--------------------  --------------  --------  ------------------  -----------  ----------------
Paula H.J.            N/A             N/A       N/A                 NONE         N/A
Cholmondeley

--------------------  --------------  --------  ------------------  -----------  ----------------
C. Brent DeVore       N/A             N/A       N/A                 NONE         N/A

--------------------  --------------  --------  ------------------  -----------  ----------------
Robert M. Duncan      N/A             N/A       N/A                 NONE         N/A

--------------------  --------------  --------  ------------------  -----------  ----------------
Barbara L. Hennigar   N/A             N/A       N/A                 NONE         N/A

--------------------  --------------  --------  ------------------  -----------  ----------------
Thomas J. Kerr, IV    N/A             N/A       N/A                 NONE         N/A

--------------------  --------------  --------  ------------------  -----------  ----------------
Douglas F. Kridler    N/A             N/A       N/A                 NONE         N/A

--------------------  --------------  --------  ------------------  -----------  ----------------
David C. Wetmore      N/A             N/A       N/A                 NONE         N/A

--------------------  --------------  --------  ------------------  -----------  ----------------

1 Investment Advisers include Garmore Mutual Fund Capital Trust, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc.

2 Subadvisers include Fund Asset Management, Gartmore Global Partners, Goldman Sachs & Co., INVESCO Management and Research, Gartmore Morley Capital Management, Inc., NorthPointe Capital, LLC.

3 Or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSTION OF TRUSTEES

     The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Gartmore Mutual Fund Capital Trust (formerly Villanova Mutual Fund Capital Trust) ("GMF"), Gartmore Global Asset Management Trust (formerly Villanova Global Asset Management Trust) ("GGAMT") and Gartmore Morley Capital Management, Inc. (formerly Morley Capital Management, Inc.) ("GMCM"), each, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2002. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Gartmore Fund Complex for the twelve months ended October 31, 2002. Trust officers receive no compensation from the Trust in their capacity as officers.

--------------------  ---------------  ---------------  ----------------  --------------------
        (1)                 (2)              (3)              (4)                 (5)
--------------------  ---------------  ---------------  ----------------  --------------------
NAME OF TRUSTEE          AGGREGATE         PENSION         ESTIMATED       TOTAL COMPENSATION
                       COMPENSATION      RETIREMENT     ANNUAL BENEFITS     FOR THE COMPLEX*
                      FROM THE TRUST      BENEFITS            UPON
                                         ACCRUED AS        RETIREMENT
                                        PART OF TRUST
                                          EXPENSES
--------------------  ---------------  ---------------  ----------------  --------------------
Charles E. Allen              $             - 0 -             - 0 -                $

--------------------  ---------------  ---------------  ----------------  --------------------
Paula H.J.                    $             - 0 -             - 0 -                $
Cholmondeley

--------------------  ---------------  ---------------  ----------------  --------------------
C. Brent DeVore               $             - 0 -             - 0 -                $

--------------------  ---------------  ---------------  ----------------  --------------------
Robert M. Duncan              $             - 0 -             - 0 -                $
--------------------  ---------------  ---------------  ----------------  --------------------
Joseph J. Gasper            - 0 -           - 0 -             - 0 -              - 0 -

--------------------  ---------------  ---------------  ----------------  --------------------
Barbara L. Hennigar           $             - 0 -             - 0 -                $

--------------------  ---------------  ---------------  ----------------  --------------------
Paul J. Hondros             - 0 -           - 0 -             - 0 -              - 0 -

--------------------  ---------------  ---------------  ----------------  --------------------
Thomas J. Kerr, IV            $            - 0 -              - 0 -                $

--------------------  ---------------  ---------------  ----------------  --------------------
Douglas F. Kridler            $            - 0 -              - 0 -                $

--------------------  ---------------  ---------------  ----------------  --------------------
Arden L. Shisler              $            - 0 -              - 0 -                $

--------------------  ---------------  ---------------  ----------------  --------------------
David C. Wetmore              $            - 0 -              - 0 -                $

--------------------  ---------------  ---------------  ----------------  --------------------

* On October 31, 2002, the Fund Complex included two trusts comprised of 78 investment company funds or series.

     The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

     Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer such Class and generally charge a front-end sales charge, at net asset value without a sales charge.

CODE OF ETHICS

     Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Funds).

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

     Subject to any applicable Expense Limitation Agreements, the Trust pays the compensation of the Trustees who are not interested persons of Gartmore Global Investments, Inc., or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and fees under the Transfer and Dividend Disbursing Agent Agreement; which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; Administrative services fees under an Administrative Services Plan, and wrapper fees, premiums and expenses related to wrapper agreements for the Fund; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.

INVESTMENT ADVISERS

     Under the applicable Investment Advisory Agreements with the Trust, GMF manages the Funds in accordance with the policies and procedures established by the Trustees, except for the following Funds which are advised by affiliates of GMF as described below:

Funds advised by GGAMT
----------------------

Gartmore Asia Pacific Leaders Fund(1)
Gartmore Emerging Markets Fund
Gartmore European Leaders Fund(1)
Gartmore Global Financial Services Fund
Gartmore Global Small Companies Fund(1)
Gartmore Global Utilities Fund
Gartmore International Growth Fund
Gartmore International Small Cap Growth Fund
Gartmore OTC Fund(1)
Gartmore Worldwide Leaders Fund

(1) These Funds have not yet commenced operations.

Funds advised by GMCM
---------------------

Gartmore Morley Capital Accumulation Fund
Gartmore Morley Enhanced Income Fund

     Except as described below, the investment adviser for each Fund manages the day-to-day investments of the assets of the Funds. For certain Funds, GMF or GGAMT also provide investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. GMF is also authorized to select and place portfolio investments on behalf of the Funds, which it advises and which engage subadvisers; however GMF does not intend to do so at this time.

The following Funds are subadvised:

Gartmore Asia Pacific Leaders Fund(1)
Gartmore Emerging Markets Fund
Gartmore European Leaders Fund(1)
Gartmore Global Financial Services Fund
Gartmore Global Small Companies Fund(1)
Gartmore Global Utilities Fund
Gartmore International Growth Fund
Gartmore International Small Cap Growth Fund
Gartmore Large Cap Value Fund
Gartmore OTC Fund(1)
Gartmore Value Opportunities Fund
Gartmore Worldwide Leaders Fund
Nationwide Bond Index Fund
Nationwide Growth Focus Fund(1)
Nationwide International Cap Index Fund
Nationwide Large Cap Growth Fund
Nationwide S&P 500 Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide Small Cap Fund
Nationwide Small Cap Index Fund
NorthPointe Small Cap Value Fund

(1) These Funds have not yet commenced operations.

Gartmore Mutual Fund Capital Trust
----------------------------------

     GMF pays the compensation of the officers of the Trust employed by GMF and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by Gartmore Global Investments, Inc. and its affiliates. GMF also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, GMF pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

     The Investment Advisory Agreement also specifically provides that GMF, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that GMF may render similar services to others.

     GMF, located at 1200 River Road, Conshohocken, PA 19428, a Delaware business trust, is a wholly-owned subsidiary of Gartmore Global Investments, Inc. ("GGI"), a holding company. GGI is a wholly-owned subsidiary of Gartmore Global Asset Management Trust (GGAMT), which is a Delaware business trust. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

     Prior to September 1, 1999, Nationwide Securities, Inc. ("NSI") (formerly Nationwide Advisory Services, Inc.) served as the investment adviser to the Funds which existed at that time. Effective September 1, 1999, the investment advisory services previously performed for the Funds by NSI were transferred to GMF, an affiliate of NSI and GMF are both under the indirect control of Nationwide Corporation.

     For services provided under the Investment Advisory Agreement, GMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

FUND                                             ASSETS              INVESTMENT ADVISORY FEE
------------------------------------  -----------------------------  -----------------------
Gartmore Millennium Growth Fund       0 up to $250 million                             1.03%
                                      250 million up to $1 billion                     1.00%
                                      1 billion up to $2 billion                       0.97%
                                      2 billion up to $5 billion                       0.94%
                                      $5 billion and more                              0.91%

Gartmore Growth Fund and              0 up to $250 million                             0.60%
Gartmore Nationwide Fund              250 million up to $1 billion                    0.575%
  (formerly Gartmore Total Return     1 billion up to $2 billion                       0.55%
  Fund)                               2 billion up to $5 billion                      0.525%
                                      $5 billion and more                              0.50%

Gartmore Bond Fund,                   0 up to $250 million                             0.50%
Gartmore Tax-Free Income Fund,        250 million up to $1 billion                    0.475%
and Gartmore Government Bond          1 billion up to $2 billion                       0.45%
Fund                                  2 billion up to $5 billion                      0.425%
                                      $5 billion and more                              0.40%


                                       70

Gartmore Money Market Fund            $0 up to $1 billion                              0.40%
                                      1 billion up to $2 billion                       0.38%
                                      2 billion up to $5 billion                       0.36%
                                      $5 billion and more                              0.34%

Nationwide S&P 500 Index Fund         0 up to $1.5 billion                             0.13%
                                      1.5 up to $3 billion                             0.12%
                                      $3 billion and more                              0.11%

Nationwide Small Cap Index Fund       All assets                                       0.20%

Nationwide Mid Cap Market Index       All assets                                       0.22%
Fund and Nationwide Bond Index Fund

Nationwide International Index Fund   All Assets                                       0.27%

Gartmore Large Cap Value Fund         up to $100 million                               0.75%
                                      $100 million or more                             0.70%

Nationwide Large Cap Growth Fund      up to $150 million                               0.80%
                                      $150 million or more                             0.70%

Nationwide Small Cap Fund             up to $100 million                               0.95%
                                      $100 million or more                             0.80%

Gartmore Value Opportunities Fund     0 up to $250 million                             0.70%
                                      250 million up to $1 billion                    0.675%
                                      1 billion up to $2 billion                       0.65%
                                      2 billion up to $5 billion                      0.625%
                                      $5 billion and more                              0.60%

Gartmore High Yield Bond Fund         0 up to $250 million                             0.55%
                                      250 million up to $1 billion                    0.525%
                                      1 billion up to $2 billion                       0.50%
                                      2 billion up to $5 billion                      0.475%
                                      $5 billion and more                              0.45%

NorthPointe Small Cap Value Fund      All assets                                       0.85%

Gartmore Global Technology and        All assets                                       0.98%
Communications Fund

Gartmore Global Health Sciences       All assets                                       1.00%
Fund


Nationwide Growth Focus Fund(1)       0 up to $500 million                             0.90%
                                      500 million up to $2 billion                     0.80%
                                      $2 billion and more                              0.75%


                                       71

Gartmore U.S. Growth Leaders Fund(2)  0 up to $500 million                             0.90%
                                      500 million up to $2 billion                     0.80%
                                      $2 billion and more                              0.75%

Gartmore Nationwide Leaders Fund      0 up to $500 million                             0.90%
                                      500 million up to $2 billion                     0.80%
                                      $2 billion and more                              0.75%

Gartmore Investor Destinations:       All assets                                       0.13%
  Aggressive Fund
  Moderately Aggressive Fund
  Moderate Fund
  Moderately Conservative Fund
  Conservative Fund

Gartmore Micro Cap Equity Fund        All assets                                       1.25%

Gartmore Mid Cap Growth Fund          All assets                                       0.75%

_______________________
1 The investment advisory fee noted is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.
2 Similar to the investment advisory fee for the Nationwide Growth Focus Fund, the advisory fee at each breakpoint for the Gartmore U.S. Growth Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

PERFORMANCE FEES - NATIONWIDE GROWTH FOCUS FUND AND GARTMORE U.S. GROWTH LEADERS FUND

     As described above and in each Fund's Prospectus, the Growth Focus Fund and the Gartmore U.S. Growth Leaders Fund are subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs a stated benchmark over a 36-month period. Set forth below is further information about the advisory fee arrangements of the Fund:

FUND            BENCHMARK    REQUIRED EXCESS      BASE ADVISORY      HIGHEST POSSIBLE    LOWEST POSSIBLE
                               PERFORMANCE             FEE            ADVISORY FEE AT    ADVISORY FEE AT
                                                                     EACH BREAK POINT   EACH BREAK POINT
Nationwide    Russell 1000              12.0%  0.90% for assets                 1.12%              0.68%
Growth        Growth Index                     up to $500 million,
Focus
Fund
                                               0.80% for assets                 0.98%              0.62%
                                               of $500 million
                                               and more but less
                                               than $2 billion,


                                       72

                                               0.75% for assets of              0.91%              0.59%
                                               $ 2 billion and more

Gartmore      S&P 500 Index             12.0%  0.90% for assets                 1.12%              0.68%
U.S. Growth                                    up to $500 million,
Leaders Fund
                                               0.80% for assets                 0.98%              0.62%
                                               of $500 million
                                               and more but less
                                               than $2 billion,

                                               0.75% for assets of              0.91%              0.59%
                                               $ 2 billion and more

     The performance adjustment for each Fund works as follows: If the Fund outperforms its benchmark (the Russell Growth 1000 Index for the Growth Focus Fund and the S&P 500 Index for the Gartmore U.S. Growth Leaders Fund) by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month period, the advisory fees would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and GMF will receive the applicable base fee. These performance-based fees will only be charged once a Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund's operations and will comply with all applicable SEC rules.

LIMITATION OF FUND EXPENSES

     In the interest of limiting the expenses of those Funds for whom GMF serves as investment adviser, GMF may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of those Funds. In this regard, GMF has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, GMF has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 and administrative services fees and other expenses listed below) to the extent necessary to limit the total annual operating expenses of each Class of each such Fund, exclusive of Rule 12b-1 and administrative services fees, to the limits described below. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

     Except as described below for the Gartmore Mid Cap Growth and Gartmore Money Market Funds, GMF may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date but no later than five years after a Fund has commenced operations when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

     With respect to the Gartmore Mid Cap Growth and Gartmore Money Market Funds, GMF may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

     Until at least February 29, 2004, GMF has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees, for certain Funds of the Trust as follows:

- Gartmore Millennium Growth Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class D shares and Institutional Service Class shares

- Gartmore Government Bond Fund to 0.79% for Class A shares, Class B shares, Class C shares and Class D shares

- Gartmore Large Cap Value Fund to 1.00% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Nationwide Large Cap Growth Fund to 1.05% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Nationwide Small Cap Fund to 1.20% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Nationwide S&P 500 Index Fund to 0.63% for Class A shares, 1.23% for Class B shares, 1.23% for Class C shares, 0.48% for Institutional Service Class shares, 0.63% for Service Class shares, 0.23% for Institutional Class shares and 0.35% for Local Fund shares

- Gartmore U.S. Growth Leaders Fund to 1.30% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Gartmore Value Opportunities Fund to 1.00% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Gartmore High Yield Bond Fund to 0.70% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

-    NorthPointe Small Cap Value Fund to 1.00% for Institutional Class shares

- Nationwide Growth Focus Fund to 1.53% for Class A shares, 2.13% for Class B shares and 1.20% for Institutional Service Class shares

- Gartmore Global Technology and Communications Fund to 1.40% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Gartmore Global Health Sciences Fund to 1.25% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Gartmore Nationwide Leaders Fund to 1.20% for Class A shares, 1.20% for Class B shares, 1.20% for Class C shares and 1.20% for Institutional Service Class shares

- Each of the Investor Destinations Funds to 0.71% for Class A shares, 1.31% for Class B shares, 1.31% for Class C shares and 0.61% for Institutional Service Class shares(1)

- Nationwide Small Cap Index Fund to 0.79% for Class A shares, 1.39% for Class B shares, 1.39% for Class C shares and 0.29% for Institutional Class shares

- Nationwide Mid Cap Market Index Fund to 0.81% for Class A shares, 1.41% for Class B shares, 1.41% for Class C shares and 0.31% for Institutional Class shares

- Nationwide International Index Fund to 0.86% for Class A shares, 1.46% for Class B shares, 1.46% for Class C shares and 0.36% for Institutional Class shares

- Nationwide Bond Index Fund to 0.81% for Class A shares, 1.41% for Class B shares, 1.41% for Class C shares and 0.31% for Institutional Class shares

- Gartmore Micro Cap Equity Fund to 1.55% for Class A shares, Class B shares, Class C shares, Institutional Service Class shares and Institutional Class shares

- Gartmore Mid Cap Growth Fund to 1.15% for Class A shares, Class B shares, Class C shares, Institutional Service Class shares and Institutional Class shares

_______________________

1 The expense limits for each of the Investor Destinations Fund include Rule 12b-1 and administrative services fees.

     Effective October 1, 2002, GMF has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total fund operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.59% for each Class of Gartmore Money Market Fund at least February 29, 2004. In addition, until at least February 29, 2004, GMF has also agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) for Gartmore Money Market Fund to 0.75% for the Service Class shares.
     During the fiscal years ended October 31, 2002, 2001 and 2000, GMF received the following fees for investment advisory services:

                                           YEAR ENDED OCTOBER 31,
FUND                                    2002       2001         2000
----                                    ----       ----         ----
Gartmore Bond Fund                     $        $614,035     $ 600,602
Gartmore Global Health Sciences Fund              14,946(1)          -
Gartmore Global Technology and
    Communications Fund(2)                        54,419         5,731
Gartmore Government Bond Fund(3)                 677,667       530,376
Gartmore Growth Fund                           3,158,751     5,734,593
Gartmore High Yield Bond Fund(4)                 510,654       443,174
Gartmore Investor Destinations
    Aggressive Fund(5)                            13,404           150
Gartmore Investor Destinations
   Moderately Aggressive Fund(5)                  16,413           129
Gartmore Investor Destinations
   Moderate Fund(5)                               29,714            74
Gartmore Investor Destinations
   Moderately Conservative Fund(5)                 8,016           215
Gartmore Investor Destinations
   Conservative Fund(5)                            7,267            57
Nationwide Large Cap Growth Fund                 387,694       391,962
Gartmore Large Cap Value Fund                    250,987       221,990
Gartmore Micro Cap Equity Fund(6)                     --             -
Gartmore Millennium Growth Fund                  374,615       220,429
Gartmore Money Market Fund                     6,492,158     5,651,029
Gartmore Nationwide Fund                      10,727,184    12,807,691
Gartmore Nationwide Leaders Fund(7)                   --             -
Nationwide S&P 500 Index Fund                    462,590       275,692
Nationwide Small Cap Fund                        265,515       247,305
Gartmore Tax-Free Income Fund                  1,064,152     1,093,502
Gartmore U.S. Growth Leaders Fund(2)              25,979         5,731
Gartmore Value Opportunities Fund(4)             138,005        20,249
Nationwide Bond Index Fund                         4,653(8)          -
Nationwide International Index Fund                3,580(8)          -
Nationwide Mid Cap Market Index Fund               3,450(8)          -
Nationwide Small Cap Index Fund                    1,380(8)          -
NorthPointe Small Cap Value Fund                 229,943        56,914(9)

_______________________

1    The Fund commenced operations December 29, 2000.
2    The Fund commenced operations June 30, 2000.
3 A reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Nationwide Government Bond Fund was completed as of August 27, 2001. The investment advisory fees listed do not include the fees GMF/NSI received for the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.
4    The Fund commenced operations December 29, 1999.
5    The Fund commenced operations March 31, 2000.
6    The Fund commenced operations June 27, 2002.
7    The Fund commenced operations December 28, 2001.
8 Fees shown were paid from October 15, 2001 to October 31, 2001, the period when these Funds were managed directly and no longer were feeder funds.
9    The Fund commenced operations June 29, 2000.

     The other funds of the Trust for which GMF will serve as investment adviser had not yet begun operations as of October 31, 2002.

     The subadvisers for certain of the Funds advised by GMF are as follows:

FUND                              SUBADVISER
----                              ----------

Gartmore Large Cap Value          NorthPointe Capital LLC ("NorthPointe")
Gartmore Value Opportunities      NorthPointe
NorthPointe Small Cap Value       NorthPointe
Nationwide S&P 500 Index          FAM
Nationwide Small Cap Index        FAM
Nationwide Mid Cap Market Index   FAM
Nationwide International Index    FAM
Nationwide Bond Index             FAM
Nationwide Large Cap Growth       Goldman Sachs Asset Management ("GSAM")
Nationwide Small Cap              INVESCO, Inc. ("INVESCO")
Nationwide Growth Focus           Turner Investment Partners, Inc. ("Turner")

___________

     NorthPointe is a majority-owned subsidiary of Gartmore Global Investments, Inc. which is also the parent of GMF. NorthPointe is located at Columbia Center One, 10th Floor, Suite 1000, 201 West Big Beaver Road, Troy, MI 48084 and was formed in 1999.

     Prior to March 1, 2001, Brinson Partners, Inc. ("Brinson") subadvised the Gartmore Large Cap Value Fund.

     FAM, one of the investment advisory entities which comprise Merrill Lynch Investment Managers, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Prior to December 29, 1999, The Dreyfus Corporation ("Dreyfus") served as subadviser for the S&P 500 Index Fund.

     GSAM is a unit of the Investment Management Division of Goldman Sachs & Co., an investment banking firm whose headquarters are in New York, New York.

     INVESCO is part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.

     Turner was founded in 1990 and is located at 1235 West Lakes Drive, Berwyn, Pennsylvania 19312. It is a registered investment adviser to other investment companies, as well as separate investment portfolios.

     Subject to the supervision of the GMF and the Trustees, each of the subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from GMF, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:

FUND                                             ASSETS                FEE
------------------------------------  -----------------------------  -------

Gartmore Large Cap Value              up to $100 million               0.35%
                                      $100 million or more             0.30%

Gartmore Value Opportunities          0 up to $250 million             0.70%
                                      250 million up to $1 billion    0.675%
                                      1 billion up to $2 billion       0.65%
                                      2 billion up to $5 billion      0.625%
                                      $5 billion and more              0.60%

NorthPointe Small Cap Value           All assets                       0.85%

Nationwide S&P 500 Index              All assets                       0.02%

Nationwide Small Cap Index Fund       All assets                       0.07%

Nationwide Mid Cap Market Index Fund  All assets                       0.09%
Nationwide Bond Index Fund

Nationwide International Index Fund   All assets                       0.12%(2)

Nationwide Large Cap Growth           up to $150 million               0.40%
                                      $150 million or more             0.30%

Nationwide Small Cap                  up to $100 million               0.55%
                                      $100 million or more             0.40%

Nationwide Growth Focus(1)            0 up to $500 million             0.55%
                                      500 million up to $2 billion     0.45%
                                      $2 billion and more              0.40%

_____________________

1 The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher subadvisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees. For a further description of the fee, see below.

     The following table sets forth the amount GMF paid to the Subadvisers for the fiscal periods ended October 31, 2002, 2001 and 2000:

FUND                                         YEAR ENDED OCTOBER 31,
----                                       2002      2001        2000
                                         --------  ---------  -----------
Gartmore Large Cap Value Fund(2)                   $117,127   $  103,595
Nationwide Large Cap Growth Fund(1)                 193,847      195,981
Nationwide Small Cap Fund(1)                        153,719      143,176
Nationwide S&P 500 Index Fund                       146,734    111,951(2)
Gartmore Value Opportunities Fund(3)                138,005       20,249
NorthPointe Small Cap Value Fund(4)                 153,719       56,914
Nationwide Small Cap Index Fund(5)                      483            -
Nationwide Mid Cap Market Index Fund(5)             1,411(6)           -
Nationwide International Index Fund(5)              1,856(6)           -
Nationwide Bond Index Fund(5)                       1,903(6)           -
Nationwide Growth Focus Fund(6)                 0         0            -

_______________________

1 The Gartmore Large Cap Value, Nationwide Large Cap Growth and Nationwide Small Cap Funds commenced operations November 2, 1998.
2 Subadvisory fees include fees paid to Dreyfus under a different fee schedule prior to December 29, 1999, and fees paid to FAM beginning December 29, 1999.
3    The Gartmore Value Opportunities commenced operations December 29, 1999.
4    The NorthPointe Small Cap Value Fund commenced operations June 29, 2000.
5 The Nationwide Small Cap Index, Nationwide Mid Cap Market Index, Nationwide International Index and Nationwide Bond Index Funds began to be directly managed and subadvised by FAM on October 15, 2001; therefore, the fees reflect what was paid from October 15 to October 31, 2001.
6 The Nationwide Growth Focus Fund had not yet commenced operations as of October 31, 2002.

     GMF and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows GMF to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows GMF to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or GMF. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

     GMF provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. GMF has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, GMF does not expect to recommend frequent changes of subadvisers. GMF will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the Subadvisers, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

SUBADVISER PERFORMANCE FEE - GROWTH FOCUS FUND

     Turner is the subadviser for the Growth Focus Fund. Like the investment adviser for the Fund, Turner receives a base subadvisory fee for the services it provides the Fund that may be adjusted if a Fund out- or under-performs a stated benchmark. The subadvisory arrangement works in much the same way as the advisory fee (described above under the "Performance Fee" Section) and is set forth below:

FUND         BENCHMARK    REQUIRED EXCESS     BASE ADVISORY    HIGHEST POSSIBLE    LOWEST POSSIBLE
                            PERFORMANCE            FEE          ADVISORY FEE AT    ADVISORY FEE AT
                                                               EACH BREAK POINT   EACH BREAK POINT
Nationwide  Russell 1000           12.0%    0.55% for assets              0.77%              0.33%
Growth      Growth Index                    up to $500
Focus                                       million,

                                            0.45% for assets              0.63%              0.27%
                                            of $500 million
                                            up to $2 billion,

                                            0.40% for assets
                                            of $2 billion and
                                            more                          0.56%              0.24%

     In the event that the Fund underperforms or underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and Turner will receive the applicable base fee. These performance-based fees will be paid from the investment advisory fees received by GMF and will be subject to the same conditions.

GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

     Under the terms of the Trust's investment advisory agreement the GMCM (the "GMCM Advisory Agreement"), GMCM currently manages the Gartmore Morley Capital Accumulation Fund and the Gartmore Morley Enhanced Income Fund, two funds of the Trust (the "Gartmore Morley Funds"), subject to the supervision and direction of the Board of Trustees. Prior to March 5, 2001, the investment advisory services being performed for the Gartmore Morley Funds were provided by Gartmore Trust Company ("GTC"), a corporate affiliate of GMCM. GMCM will: (i) act in strict conformity with the Declaration of Trust and the 1940 Act, as the same may from time to time be amended; (ii) manage the Gartmore Morley Funds in accordance with the Funds' investment objectives, restrictions and policies; (iii) make investment decisions for the Gartmore Morley Funds; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Gartmore Morley Funds. Under the terms of the GMCM Advisory Agreement, GMCM pays the Gartmore Morley Funds' pro rata share of the compensation of the Trustees who are interested persons of the Trust. GMCM also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Gartmore Morley Funds and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Gartmore Morley Funds. Likewise, GMCM may pay, out of its legitimate profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for record keeping or other shareholder related services.

     The GMCM Advisory Agreement also specifically provides that GMCM, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Gartmore Morley Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The GMCM Advisory Agreement continues in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods as to each Gartmore Morley Fund provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of that Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The GMCM Advisory Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to a Gartmore Morley Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The GMCM Advisory Agreement further provides that GMCM may render similar services to others.

     The Gartmore Morley Capital Accumulation Fund and the Gartmore Morley Enhanced Income Fund incurred the following investment advisory fees during the past three fiscal periods:

                                              PERIOD ENDED   PERIOD ENDED   PERIOD ENDED
                                               OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                 FUND                             2002           2001           2000
                 ----                         -------------  -------------  ------------
Gartmore Morley Capital Accumulation Fund(1)  $              $     118,179  $     48,755
Gartmore Morley Enhanced Income Fund(3)       $              $      57,403  $     33,541

_______________________
1    The Fund commenced operations February 1, 1999.
2    The Fund commenced operations December 29, 1999.

     GMCM has informed the Gartmore Morley Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Gartmore Morley Funds, GMCM will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of GMCM, its parent or its affiliates and, in dealing with its customers, GMCM, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by GMCM or any such affiliate.

GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. It focuses its investment management business on providing stable value fixed income management services, primarily to retirement plans. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc. ("GMFS"). GMFS, an Oregon corporation, also owns all of the voting securities of GTC. GMFS is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. ("GGAMI"), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by Gartmore Global Investments, Inc. ("GGI"), a Delaware holding company. GGI is a majority owned subsidiary of Gartmore Global Asset Management Trust ("GGAMT"). GGAMT is a Delaware business trust that is a wholly-owned subsidiary of Nationwide Corporation. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

     As compensation for investment advisory services, the Gartmore Morley Capital Accumulation Fund is obligated to pay GMCM a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. GMCM has agreed voluntarily to waive 0.10% of that fee until further written notice to shareholders. In addition, in the interest of limiting the expenses of the Fund, GMCM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense

Limitation Agreement, GMCM has agreed to waive or limit its fees (excluding any interest, taxes, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, wrapper fees, premiums and expenses related to wrapper agreements for the Fund and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Fund (expressed as a percentage of average daily net assets) to no more than 0.55%. Reimbursement by the Gartmore Morley Capital Accumulation Fund of the advisory fees waived or limited and other expenses reimbursed by GMCM pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million;
(ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GTC or GMCM is not permitted.

     As compensation for investment advisory services to the Gartmore Morley Enhanced Income Fund, such Fund is obligated to pay GMCM a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. In the interest of limiting the expenses of the Fund, GMCM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, GMCM has agreed to waive or limit its fees and to assume other expenses (excluding any interest, taxes, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an Administrative services plan, wrapper fees, premiums and expenses related to wrapper agreements for the Fund and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) to the extent necessary to limit the total annual operating expenses of each Class of the Fund to 0.45%. Reimbursement by the Gartmore Morley Enhanced Income Fund of the advisory fees waived or limited and other expenses reimbursed by GMCM pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GTC or GMCM is not permitted.

THE INDEX FUNDS (EXCEPT THE NATIONWIDE S&P 500 INDEX FUND)

     Under a previous management arrangement which was in place until October 15, 2001, each Index Fund invested all of its assets in shares of a corresponding series of the Quantitative Master Series Trust. Accordingly, the Index Funds did not invest directly in portfolio securities and did not currently require investment advisory services. For that period, all portfolio management occured at the level of the Quantitative Master Series Trust which had entered into a management agreement ("Management Agreement") with FAM. In addition, during that period, Gartmore SA Capital Trust ("GSA") provided administrative services to the Index Funds and monitored the series of the Quantitative Master Series Trust. Beginning October 15, 2001, FAM began subadvising each of the Index Funds. See the description of the Subadviser, above.

     For its services, FAM received monthly compensation at the annual rates of the average daily net assets of each series as follows:

NAME OF SERIES                                                    MANAGEMENT FEE
--------------                                                    --------------
Master Small Cap Index Series . . . . . . . . . . . . . . . . . . .   0.08%
Master Mid Cap Index Series . . . . . . . . . . . . . . . . . . . .   0.01%
Master Aggregate Bond Index Series. . . . . . . . . . . . . . . . .   0.06%
Master International (Capitalization Weighted) Index Series . . . .   0.01%

     The table below sets forth information about the total investment advisory fees paid by the Series(1) to FAM, and any amount voluntarily waived by FAM.

                                                                               MASTER
                       SMALL CAP INDEX   AGGREGATE BOND   MID CAP INDEX   INTERNATIONAL INDEX
                            SERIES        INDEX SERIES        SERIES            SERIES
                       ----------------  ---------------  --------------  --------------------
FOR THE PERIOD
11/1/00 - 10/12/01(1)
---------------------
Contractual amount     $         18,109  $        36,594  $        1,436  $              2,175
Amount waived (if                18,109              ---           1,436                 2,175
applicable)
FOR THE YEAR ENDED
DECEMBER 31, 2000
---------------------
Contractual amount     $         15,024  $        28,804  $          744  $              1,201
Amount waived (if                15,024              ---             744                 1,201
applicable)

________________

1    This is the period when each Fund invested in a corresponding series.


     For the fiscal years ended December 31, 2001 and 2000, the following table shows the amount of brokerage commissions paid by each Series to Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch"), the percentage of each Series brokerage commissions paid to Merrill Lynch, the percentage of each Series aggregate dollar amount of transactions involving the payment of commissions effected through Merrill Lynch and aggregate brokerage commissions paid by each Series:

                                        Small Cap    Aggregate Bond    International    Master Mid
                                          Index       Index Series     Index Series     Cap Index
                                         Series                                         Series(1)
FOR THE PERIOD 11/1/00 - 10/31/01
Aggregate brokerage commissions
   paid to Merrill Lynch. . . . . . .  $        0   $             0   $            0   $         0
% of Fund's aggregate brokerage
commissions paid to Merrill Lynch . .           0%                0%               0%            0%


                                       83

% of Fund's aggregate dollar amount
   of transactions effected through
   the broker . . . . . . . . . . . .           0%                0%               0%            0%
Aggregate brokerage
   Commissions paid . . . . . . . . .  $  104,913   $             0   $        9,713   $    11,582


YEAR ENDED DECEMBER 31, 2000(2)
Aggregate brokerage commissions
   paid to Merrill Lynch. . . . . . .  $       51   $             0   $            0   $         0
% of Fund's aggregate brokerage
   commissions paid to Merrill Lynch.        0.11%                0%               0%            0%
% of Fund's aggregate dollar amount
   of transactions effected through
   the broker . . . . . . . . . . . .           0%                0%               0%            0%
Aggregate brokerage
   Commissions paid . . . . . . . . .  $   47,880   $             0   $       11,665   $     8,575

_______________

1    The Master Mid Cap Series commenced operations December 30, 1999.
2 The information for the year ended December 31, 2001 was provided by Merrill Lynch and was unaudited as of the date of this SAI.

GARTMORE GLOBAL ASSET MANAGEMENT TRUST

     Gartmore Global Asset Management Trust ("GGAMT") oversees the management of the Gartmore Emerging Markets, Gartmore International Growth, Gartmore Worldwide Leaders, Gartmore European Leaders, Gartmore Asia Pacific Leaders, Gartmore Global Financial Services, Gartmore Global Utilities, Gartmore Global Small Companies, Gartmore OTC and Gartmore International Small Cap Growth Funds (collectively, the "GGAMT Advised Funds") pursuant to an Investment Advisory Agreement with the Trust. Pursuant to the Investment Advisory Agreement, GGAMT may either provide portfolio management for the GGAMT Advised Funds directly or hire and monitor subadvisers who are responsible for daily portfolio management. GGAMT pays the compensation of the Trustees affiliated with GGAMT. The officers of the Trust receive no compensation from the Trust. GGAMT pays all expenses it incurs in providing service under the Investment Advisory Agreement, other than the cost of investments. GGAMT also pays, out of its legitimate profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for record keeping or other shareholder related services.

     The Investment Advisory Agreement also provides that GGAMT shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless it has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement. After an initial two-year period, the Investment Advisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. The Investment Advisory Agreement terminates automatically if it is assigned and it may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

     GGAMT, a Delaware business trust, is a wholly owned subsidiary of Nationwide Corporation, a holding company. Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company together own all of the common stock of Nationwide Corporation.

     Subject to the supervision of GGAMT and the Trustees, the subadviser manages a Fund's assets in accordance with such Fund's investment objective and policies. Each subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

     Each subadviser selected by GGAMT provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial two-year period, each Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

     For services provided under the Investment Advisory Agreement, GGAMT receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

FUND                                          FEE
----                                          ---
Gartmore Emerging Markets Fund and            1.15% of the Fund's average daily
Gartmore Global Small Companies Fund          net assets

Gartmore International Growth Fund,           1.00% of the Fund's average daily
Gartmore Worldwide Leaders Fund,              net assets
Gartmore European Leaders Fund,
Gartmore Asia Pacific Leaders Fund,
Gartmore Global Financial Services Fund, and
Gartmore OTC Fund

Gartmore Global Utilities Fund                0.80% of the Fund's average daily
                                              net assets

Gartmore International Small Cap Growth Fund  1.10% of the Fund's average daily net assets

     Like GMF, until July 1, 2003 GGAMT has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees), for certain Funds of the Trust as follows:

- Gartmore Emerging Markets Fund to 1.55% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Gartmore International Growth Fund to 1.40% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Gartmore Worldwide Leaders Fund to 1.40% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Gartmore European Leaders Fund to 1.40% for Class A shares, Class B and Class C shares and Institutional Service Class shares

- Gartmore Asia Pacific Leaders Fund to 1.40% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Gartmore Global Financial Services Fund to 1.40% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Gartmore Global Utilities Fund to 1.20% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Gartmore Global Small Companies Fund to 2.15% for Class A shares, 2.75% for Class B shares and 1.82% for Institutional Service Class shares

- Gartmore OTC Fund to 1.80% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares, 1.47% for Institutional Service Class shares and 1.32% for Institutional Class shares

- Gartmore International Small Cap Growth Fund to 1.37% for Class A shares, Class B shares, Class C shares, Institutional Service Class shares and Institutional Class shares

     No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GGAMT is not permitted.

     During the fiscal year ended October 31, 2002 and the fiscal period ended October 31, 2001, GGAMT received the following fees for investment advisory services:

                                             YEAR ENDED    PERIOD ENDED
                                             OCTOBER 31,    OCTOBER 31,
     FUND                                       2002           2001
     ----                                    -----------   ------------
Gartmore Emerging Markets Fund(1)                     $         $44,242
Gartmore Global Utilities Fund(2)                     $             N/A
Gartmore Global Financial Services Fund(2)            $             N/A
Gartmore International Growth Fund(1)                 $         $75,669
Gartmore International Small Cap Growth Fund          $         $40,405
Gartmore Worldwide Leaders Fund(1)                    $         $38,210

_______________________

1    The Fund commenced operations August 30, 2000.
2    The Fund commenced operations December 18, 2001.

     The other funds of the Trust for which GGAMT serves as investment adviser had not yet begun operations as of October 31, 2002.

     GGAMT has selected Gartmore Global Partners ("GGP") to be the subadviser to each of the GGAMT Advised Funds. For the services it provides, GGP receives the following fees from GGAMT:

Gartmore Emerging Markets Fund and            0.575% of the Fund's average daily
Gartmore Global Small Companies Fund          net assets


Gartmore International Growth Fund,           0.50% of the Fund's average daily
Gartmore Worldwide Leaders Fund,              net assets
Gartmore European Leaders Fund,
Gartmore Asia Pacific Leaders Fund,
Gartmore Global Financial Services Fund, and
Gartmore OTC Fund

Gartmore Global Utilities Fund                0.40% of the Fund's average daily
                                              net assets

Gartmore International Small Cap Growth Fund  0.55% of the Fund's average daily net assets

     These fees are calculated at an annual rate based on each Fund's average daily net assts.

     GGP is a global asset manager dedicated to servicing the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser as a joint venture between Gartmore Securities Limited and Gartmore US Limited, each a holding company. Gartmore US Limited is a wholly-owned subsidiary of NGH, a holding company which is owned by Nationwide Corporation. As stated previously, Nationwide Mutual Fire Insurance Company and Nationwide Mutual Insurance Company together own all of the common stock of Nationwide Corporation. As of December 31, 2002, GGP managed approximately $___ billion in assets.

     During the fiscal year ended October 31, 2002 and the fiscal period ended October 31, 2001, GGP received the following fees for subadvisory services:

                                               PERIOD ENDED   PERIOD ENDED
                                                OCTOBER 31,    OCTOBER 31,
FUND                                               2002           2001
----                                           -------------  ------------
Gartmore Emerging Markets Fund(1)              $              $     22,121
Gartmore Global Utilities Fund(2)              $                       N/A
Gartmore Global Financial Services Fund(2)     $                       N/A
Gartmore International Growth Fund(1)          $              $     37,835
Gartmore International Small Cap Growth Fund   $              $     20,203
Gartmore Worldwide Leaders Fund(1)             $              $     19,105

_______________________

1    The Fund commenced operations August 30, 2000.
2    The Fund commenced operations December 18, 2001.

     The other funds of the Trust for which GGP serves as subadviser had not yet begun operations as of October 31, 2002.


CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

     In determining whether it was appropriate to approve the Advisory Agreements between each adviser (GMF, GGAMT or GMCM, collectively, the "Advisers") and the Trust, on behalf of each Fund, the Board received extensive information, provided by the Advisers, that the Board believed to be reasonably necessary to conduct its review. The Board carefully evaluated this information, and was advised with respect to its deliberations by legal counsel to the Trust, and the Trustees who are not interested persons were also advised by their own independent counsel. The Trustees decided to approve the Investment Advisory Agreements on the basis of the following considerations, among others:

     - The investment advisory fee payable to each Adviser under the Investment Advisory Agreement, the anticipated costs to the Adviser of providing these services, the profitability of each Adviser's relationship with the Funds that it advises, and the comparability of the fee to fees paid by other similar investment companies.

     - The nature, quality and extent of the investment advisory services expected to be provided by the Adviser to each of the Funds it advises and such Funds' historic performance and the comparability of such Funds' performance to the performance of similar investment companies.

     - The overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisers.

     - Any ancillary benefits to the Advisers, including soft dollars received by such Advisers.

     In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Investment Advisory Agreements should be continued for each of the Funds and that the compensation payable under such Investment Advisory Agreements is fair and reasonable with respect to each such Fund.

With respect to the addition of new Funds to the Advisory Agreements, the Board has considered similar information, omitting, however, unavailable Fund profitability information and historic Fund performance information.

DISTRIBUTOR

     Gartmore Distirbution Services, Inc. ("GDSI") serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to a Underwriting Agreement dated as of October 1, 2002 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. Until September 30, 2002, Nationwide Securities, Inc. served as the Trust's underwriter. GDSI, located at 1200 River Road, Conshohocken, PA 19428, is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc., which is indirectly controlled by Nationwide Corporation.

     In its capacity as Distributor, GDSI solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge, if any, imposed upon sales of Shares of each of the Funds.

     During the fiscal years ended October 31, 2002, 2001 and 2000,GDSI/NSI received the following commissions from the sale of shares of the Funds:

                                                    YEAR ENDED OCTOBER 31,
FUNDS                                             2002      2001       2000
-----                                            -------  --------  ----------
Gartmore Bond Fund                               $          50,356      63,687
Gartmore Emerging Markets Fund(1)                            2,709          17
Gartmore Global Financial Services Fund(2)                      --          --
Gartmore Global Health Sciences Fund(3)                         --          --
Gartmore Global Technology and
   Communications Fund(4)                                   22,523      19,513
Gartmore Global Utilities Fund(2)                               --          --
Gartmore Government Bond Fund(5)                            38,778      16,156
Gartmore Growth Fund                                       253,929     505,403
Gartmore High Yield Bond(3)                                  7,859       3,532
Gartmore International Growth Fund(5)                        2,582          14
Gartmore International Small Cap Growth Fund(6)                212          --
Gartmore Investor Destinations
   Aggressive Fund(7)                                           --          --
Gartmore Investor Destinations
   Moderately Aggressive Fund(7)                                --          --


                                       89

Gartmore Investor Destinations
   Moderate Fund(7)                                             --          --
Gartmore Investor Destinations
   Moderately Conservative Fund(7)                              --          --
Gartmore Investor Destinations
   Conservative Fund(7)                                         --          --
Gartmore Large Cap Value Fund                               16,416      11,974
Gartmore Millennium Growth Fund                           $130,693  $  214,573
Gartmore Morley Capital Accumulation Fund                       --         N/A
Gartmore Morley Enhanced Income Fund(8)                      7,901       5,445
Gartmore Nationwide Fund                                   631,955   1,145,479
Gartmore Nationwide Leaders Fund(9)                             --          --
Gartmore Tax-Free Income Fund                               94,122     102,317
Gartmore U.S. Growth Leaders Fund                           28,459       5,762
Gartmore Value Opportunities Fund(8)                        43,808      21,410
Gartmore Worldwide Leaders Fund(7)                             435          --
Nationwide Bond Index Fund(8)                                   --          --
Nationwide International Index Fund                          2,298       1,902
Nationwide Large Cap Growth Fund                            25,591      76,645
Nationwide Mid Cap Market Index Fund(8)                      2,280          --
Nationwide S&P 500 Index Fund                               33,486       9,492
Nationwide Small Cap Fund                                    8,813      23,970
Nationwide Small Cap Index Fund(8)                           2,263          --
NorthPointe Small Cap Value Fund(10)                            --          --

_______________________

1    The Fund commenced operations on August 30, 2000.
2    The Fund commenced operations December 18, 2001.
3    The Fund commenced operations on December 29, 2000.
4    The Fund commenced operations on June 30, 2000.
5 A reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund occurred on August 27, 2001. The commissions listed do not include the commissions NSI received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.
6    The Fund commenced operations on December 21, 2000.
7    The Fund commenced operations on March 31, 2000.
8    The Fund commenced operations on December 29,1999.
9    The Fund commenced operations on December 28, 2001.
10   The Fund commenced operations on June 29, 2000.

     The other Funds of the Trust had not yet begun operations as of October 31, 2001.

     GDSI also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B and Class C shares (and certain Class A shares). During the fiscal years ended October 31, 2002, 2001 and 2000 for periods when it was the Trust's underwriter, NSI received the following amounts:

                                                  YEAR ENDED OCTOBER 31,
FUNDS                                            2002     2001      2000
-----                                           ------  --------  --------
Gartmore Bond Fund                                        43,979    19,420
Gartmore Emerging Markets Fund(1)                          9,151        --
Gartmore Global Financial Services Fund(2)                    --        --
Gartmore Global Health Sciences Fund(3)                       --        --
Gartmore Global Technology and
   Communications Fund(4)                                 20,722        --
Gartmore Global Utilities Fund(2)                             --        --
Gartmore Government Bond Fund(5)                          38,255     7,510
Gartmore Growth Fund                                      44,162   107,445
Gartmore High Yield Bond Fund(3)                           3,504       341
Gartmore International Growth Fund(5)                      1,735        --
Gartmore International Small Cap Growth Fund(6)               21        --
Gartmore Investor Destinations
   Aggressive Fund(7)                                         --        --
Gartmore Investor Destinations
   Moderately Aggressive Fund(7)                              --        --
Gartmore Investor Destinations
   Moderate Fund(7)                                           --        --
Gartmore Investor Destinations
   Moderately Conservative Fund(7)                            --        --
Gartmore Investor Destinations
   Conservative Fund(7)                                       --        --
Gartmore Large Cap Value Fund                              9,203     7,095
Gartmore Millennium Growth Fund                         $105,100  $ 29,934
Gartmore Morley Capital Accumulation Fund                     --       N/A
Gartmore Morley Enhanced Income Fund(8)                      N/A       N/A
Gartmore Nationwide Fund                                 246,115   445,655
Gartmore Nationwide Leaders Fund(9)                           --        --
Gartmore Tax-Free Income Fund                             65,743    54,421
Gartmore U.S. Growth Leaders Fund                         21,871        --
Gartmore Value Opportunities Fund(8)                      38,688     2,572
Gartmore Worldwide Leaders Fund(7)                           891        --
Nationwide Bond Index Fund(8)                                400        --
Nationwide International Index Fund                        1,209       666
Nationwide Large Cap Growth Fund                          30,626    64,036
Nationwide Mid Cap Market Index Fund(8)                      214        --
Nationwide S&P 500 Index Fund                             57,197     9,915
Nationwide Small Cap Fund                                 10,631    13,483
Nationwide Small Cap Index Fund(8)                            --        --
NorthPointe Small Cap Value Fund(10)                          --        --

_______________________

1    The Fund commenced operations on August 30, 2000.
2    The Fund commenced operations December 18, 2001.
3    The Fund commenced operations on December 29, 2000.
4    The Fund commenced operations on June 30, 2000.
5 A reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund occurred on August 27, 2001. The commissions listed do not include the commissions NSI received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.
6    The Fund commenced operations on December 21, 2000.
7    The Fund commenced operations on March 31, 2000.
8    The Fund commenced operations on December 29,1999.
9    The Fund commenced operations on December 28, 2001.
10   The Fund commenced operations on June 29, 2000.

     The other funds of the Trust for which GMF will serve as investment adviser had not yet begun operations as of October 31, 2002.

     From such fees, NSI and affiliated broker dealers retained $_______________, $2,083,754, and $3,506,995 for 2002, 2001 and 2000,
respectively, after reallowances to dealer. GDSI reallows to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge 5.75%, 4.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 4.75%, 3.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 3.75%, 4.00% on Class B shares of the Funds, 1.00% on Class C shares of the Funds, 4.00% on Class D shares of the Funds.

DISTRIBUTION PLAN

     The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate GDSI, as the Funds' Distributor, for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

-    0.25% of the average daily net assets of Class A shares of each Fund;

- 0.25% of the Service Class Shares and IRA Class shares of the Gartmore Morley Capital Accumulation Fund;

- 0.25% of the average daily net assets of Service Class Shares of the Investor Destinations Funds;

- 1.00% of the average daily net assets of Class B and Class C shares for each of the Funds other than the Gartmore Bond, Gartmore Government Bond, Money Market and Gartmore Tax-Free Funds;

- 0.85% of the average daily net assets of the Class B and Class C shares of the Gartmore Bond, Gartmore Government Bond and Gartmore Tax-Free Funds;

- 0.15% of the average daily net assets of Service Class shares of the Money Market and S&P 500 Index Funds; and

- 0.07% of the average daily net assets of the Local Fund shares of the S&P 500 Index Fund.

     Distribution expenses paid by GDSI may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers, as well as payments to broker-dealers for shareholder services.

     During the fiscal year ended October 31, 2002, GDSI/NSI received the following distribution fees under the Plan(1):

                                                                                 LOCAL
                                                                        SERVICE   FUND
FUNDS                                     CLASS A   CLASS B   CLASS C    CLASS   SHARES
-----                                     --------  --------  --------  -------  ------
Gartmore Bond Fund                        $         $         $         N/A      N/A
Gartmore Emerging Markets Fund                                          N/A      N/A
Gartmore Global Financial Services Fund
Gartmore Global Health Sciences Fund                          N/A       N/A      N/A
Gartmore Global Technology and
   Communications Fund                                                  N/A      N/A
Gartmore Global Utilities Fund
Gartmore Government Bond Fund(2)                                        N/A      N/A
Gartmore Growth Fund                                                    N/A      N/A
Gartmore High Yield Bond Fund                                           N/A      N/A
Gartmore International Growth Fund                                      N/A      N/A
Gartmore International Small Cap
    Growth Fund                                                         N/A      N/A
Investor Destinations Aggressive Fund                         N/A                N/A
Investor Destinations Moderately
   Aggressive Fund                                            N/A                N/A
Investor Destinations Moderate Fund                           N/A                N/A
Investor Destinations Moderately
   Conservative Fund                                          N/A                N/A
Investor Destinations Conservative Fund                       N/A                N/A
Gartmore Large Cap Value Fund                                           N/A      N/A
Gartmore Millennium Growth Fund                                         N/A      N/A
Gartmore Money Market Fund                N/A                 N/A          508,  N/A
Gartmore Morley Enhanced Income Fund                N/A       N/A       N/A      N/A
Gartmore Nationwide Fund                                                N/A      N/A
Gartmore Nationwide Leaders Fund                                        N/A      N/A
Gartmore Tax-Free Income Fund                                           N/A      N/A
Gartmore U.S. Growth Leaders Fund
Gartmore Value Opportunities Fund                                       N/A      N/A
Gartmore Worldwide Leaders Fund                                         N/A      N/A
Nationwide Bond Index Fund                                    N/A       N/A      N/A
Nationwide International Index Fund                           N/A       N/A      N/A
Nationwide Large Cap Growth Fund                                        N/A      N/A
Nationwide Mid Cap Market Index Fund                          N/A       N/A      N/A
Nationwide S&P 500 Index Fund                                 N/A
Nationwide Small Cap Index Fund                     N/A       N/A       N/A      N/A
Nationwide Small Cap Value Fund                                         N/A      N/A

_________________

1 The other Funds of the Trust for which GDSI acted as distributor had not commenced operations as of October 31, 2001.
2 The reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund was completed effective August 27, 2001. The distribution fees listed do not include the distribution fees NSI received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.

                                        SERVICE CLASS SHARES    IRA CLASS SHARES
                                        --------------------    ----------------
Gartmore Morley Capital Accumulation              $                    $

     As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

     The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

     The Fund's distributor has entered into, and will enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

ADMINISTRATIVE SERVICES PLAN

     Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Institutional Service Class and Service Class shares of the Funds (as applicable), the Prime shares of the Money Market Fund, and the IRA Class shares of the Morley Capital Accumulation Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

     As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, which also owns GGAMT. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include GDSI) will receive a fee, computed at the annual rate of up to (a) 0.25% of the average daily net assets of the Class A, D or Institutional Service and Service Class shares of each Fund (as applicable) and Prime shares of the Money Market Fund, except that Service Class and IRA Class shares of the Morley Capital Accumulation Fund, held by customers of NFS or such other entity will pay 0.15% of the average daily net assets of the Fund.

     The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation ("NISC") has agreed to provide certain administrative support services in connection with Service Class shares of the Money Market Fund held beneficially by its customers. NISC is indirectly owned by NFS.

     During the fiscal year ended October 31, 2002 NFS and its affiliates received $______________ in administrative services fees from the Funds.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

     Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA"), a wholly owned subsidiary of Gartmore Global Investments, Inc. ("GGI"), provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. GGI is a wholly-owned subsidiary of GGAMT. Gartmore Investors Services, Inc. ("GISI"), an indirect subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, each Fund pays GSA a combined annual fee based on the Trust's average daily net assets according to the following schedule:

     ASSET LEVEL(1)              AGGREGATE TRUST FEE
     --------------              -------------------
     $0 - $1 billion                   0.25%
     $1 - $3 billion                   0.18%
     $3 - $4 billion                   0.14%
     $4 - $5 billion                   0.07%
     $5 - $10 billion                  0.04%
     $10 - $12 billion                 0.02%
     greater than $12 billion          0.01%

     GSA pays GISI from these fees for its services.

1. The assets of each of the Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not pay any part of this fee.

     During the fiscal years ended October 31, 2002, 2001 and 2000, GSA received fund administration fees (under a previous fee schedule) from the Funds as follows:

FUND                                     YEAR ENDED OCTOBER 31,
----                                   2002      2001       2000
Gartmore Millennium Growth Fund                $ 25,459  $   20,136
Gartmore Growth Fund                            319,221     541,769
Gartmore Nationwide Fund                        907,738   1,063,967
Gartmore Tax-Free Income Fund                   148,982     153,092
Gartmore Bond Fund                               85,965      84,085
Gartmore Government Bond Fund(1)                 94,874      74,254
Money Market Fund                               812,284     723,852
Nationwide S&P 500 Index Fund                   177,923     106,035
Gartmore Large Cap Value Fund(2)                 75,000      75,000
Nationwide Large Cap Growth                      75,000      75,000
  Fund(2)
Nationwide Small Cap Fund(2)                     75,000      75,000
Gartmore Morley Capital                          50,000      50,000
  Accumulation Fund(3)
Gartmore Value Opportunities Fund(4)             75,000      63,115
Gartmore Morley Enhanced Income                  75,000      63,115
Fund(4)
Gartmore High Yield Bond Fund(4)                 75,000      56,405
Gartmore Investor Destinations                   75,000      44,058
Aggressive Fund(5)
Gartmore Investor Destinations                   75,000      44,058
Moderately Aggressive Fund(5)
Gartmore Investor Destinations                   75,000      44,058
Moderate Fund(5)
Gartmore Investor Destinations                   75,000      44,058
Moderately Conservative Fund(5)
Gartmore Investor Destinations                   75,000      44,058
Conservative Fund(5)
Nationwide Small Cap Index Fund(6)               75,000      63,115
Nationwide Mid Cap Market Index                  75,000      63,115
Fund(7)
Nationwide International Index                   75,000      63,115
Fund(6)
Nationwide Bond Index Fund(6)                    75,000      63,115
NorthPointe Small Cap Value Fund(7)              75,000      24,795
Gartmore U.S. Growth Leaders                     75,000      24,795
Fund(8)
Gartmore Global Technology and                   75,000      24,795
Communications Fund(8)


                                       96

Gartmore Emerging Markets Fund(9)                75,000      12,500
Gartmore International Growth                    75,000      12,500
Fund(9)
Gartmore Worldwide Leaders Fund(9)               75,000      12,500
Gartmore International Small Cap                 64,720          --
Growth Fund(10)
Gartmore Global Health Sciences                  63,081          --
Fund(11)
Gartmore Global Financial Services                   --          --
Fund(12)
Gartmore Global Utilities Fund(12)                   --          --
Gartmore Nationwide Leaders                          --          --
Fund(13)

_______________________

1 The reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund was completed effective August 27, 2001. The fund administration fees listed do not include the fund administration fees NAS/GSA received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.
2    The Fund commenced operations November 2, 1998.
3    The Fund commenced operations February 1, 1999.
4    The Fund commenced operations December 29, 1999.
5    The Fund commenced operations March 31, 2000.
6    The Fund commenced operations December 29, 1999.
7    The Fund commenced operations June 29, 2000.
8    The Fund commenced operations June 30, 2000.
9    The Fund commenced operations August 30, 2000.
10   The Fund commenced operations on December 21, 2000.
11   The Fund commenced operations on December 29, 2000.
12   The Fund commenced operations on December 18, 2001.
13   The Fund commenced operations on December 28, 2001.

     The other Funds of the Trust for which GSA acts as administrator had not yet commenced operations as of October 31, 2002.

     During the fiscal years ended October 31, 2002, 2001 and 2000, GISI received the following transfer agent fees from the Funds:

                                                         YEARS ENDED OCTOBER 31,
                 FUNDS                                2002       2001        2000
                 -----                               -------  ----------  ----------
Gartmore Bond Fund                                               246,294      27,453
Gartmore Emerging Markets Fund(1)                                  3,077         296
Gartmore Global Financial Services Fund(2)                            --          --
Gartmore Global Health Sciences Fund(3)                              425          --
Gartmore Global Technology and
   Communications Fund(4)                                         38,646         543
Gartmore Global Utilities Fund(2)                                     --          --
Gartmore Government Bond Fund(5)                                  98,553      30,542
Gartmore Growth Fund                                           1,851,859     992,246
Gartmore High Yield Bond Fund(3)                                  12,352       2,523
Gartmore International Growth Fund(5)                              3,614         330
Gartmore International Small Cap Growth Fund(6)                      838          --


                                       97

Gartmore Investor Destinations Aggressive Fund(7)                  1,343         112
Gartmore Investor Destinations
   Moderately Aggressive Fund(7)                                   1,575         101
Gartmore Investor Destinations Moderate Fund(7)                    2,601          92
Gartmore Investor Destinations
  Moderately Conservative Fund(7)                                    961         103
Gartmore Investor Destinations Conservative Fund(7)                  899          91
Gartmore Large Cap Value Fund                                     22,172       7,866
Gartmore Millennium Growth Fund                               $  352,953  $   57,122
Gartmore Money Market Fund                                     1,465,056     989,953
Gartmore Morley Capital Accumulation Fund                          5,907       1,393
Gartmore Morley Enhanced Income Fund(8)                            3,855       1,189
Gartmore Nationwide Leaders Fund                                      --          --
Gartmore Nationwide Fund(9)                                    3,373,316   1,841,252
Gartmore Tax-Free Income Fund                                    227,188      25,832
Gartmore U.S. Growth Leaders Fund                                 28,496         504
Gartmore Value Opportunities Fund(8)                              53,754       2,562
Gartmore Worldwide Leaders Fund(7)                                 1,753         298
Nationwide Bond Index Fund(8)                                      1,523         177
Nationwide International Index Fund                                7,906       1,087
Nationwide Large Cap Growth Fund                                 129,573      51,260
Nationwide Mid Cap Market Index Fund(8)                            1,864         412
Nationwide S&P 500 Index Fund                                     99,084      26,973
Nationwide Small Cap Fund                                         34,164      12,415
Nationwide Small Cap Index Fund(8)                                 1,061         141
NorthPointe Small Cap Value Fund(10)                               5,222         669

_______________________

1    The Fund commenced operations on August 30, 2000.
2    The Fund commenced operations December 18, 2001.
3    The Fund commenced operations on December 29, 2000.
4    The Fund commenced operations on June 30, 2000.
5 A reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund occurred on August 27, 2001. The commissions listed do not include the commissions NSI received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.
6    The Fund commenced operations on December 21, 2000.
7    The Fund commenced operations on March 31, 2000.
8    The Fund commenced operations on December 29,1999.
9    The Fund commenced operations on December 28, 2001.
10   The Fund commenced operations on June 29, 2000.

     The other Funds of the Trust for which GISI acts as transfer agent had not yet commenced operations as of October 31, 2002.

SUB-ADMINISTRATORS

     GSA has entered into a Sub-Administration Agreement and a Sub-Transfer Agent Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective September 1, 1999, to provide certain fund administration and transfer agency services for each of the Funds. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

     ASSET LEVEL(1)                                 FEE
     --------------                                 ---
     $0 - $1 billion                               0.20%
     $1 - $3 billion                               0.15%
     $3 - $4 billion                               0.10%
     $4 - $5 billion                               0.05%
     $5 - $10 billion                              0.02%
     $10 - $12 billion                             0.01%
     greater than $12 billion                     0.005%

1. The assets of each of the Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not pay any part of this fee.

     For the fiscal years ended October 31, 2002, 2001 and 2000, BISYS received $_____________, $7,374,769 and $6,225,284, respectively, for the sub-administration services it provided and $_____________, $4,367,098 and $4,178,459 for the sub-transfer agency services it provided.

     From December 29, 1999 to October 15, 2001, FAM provided the fund accounting, custody and other administrative services at the series level with respect to the Index Funds pursuant to a Sub-Administration Agreement. Such Sub-Administration Agreement was terminated as of October 15, 2001.

CUSTODIAN

     The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy-making functions for the Funds.

LEGAL COUNSEL

     Stradley Ronon Stevens and Young LLP, 2600 Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

AUDITORS

     PricewaterhouseCoopers LLP, 100 E. Broad Street, Columbus, Ohio 43215 serves as independent accountants for the Trust.

BROKERAGE ALLOCATION

     A Fund's Adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and

_______________________

1 Because the Investor Destinations Funds will invest exclusively in shares of the Underlying Funds and the Nationwide Contract, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

     Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Both the adviser and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

     Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a subadviser. In placing orders with such broker-dealers, the adviser or subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or subadviser's normal research activities or expenses.

     Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

     There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the adviser or subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

     In purchasing and selling investments for the Funds, it is the policy of each of the advisers and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the adviser or subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

     The advisers and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to an adviser or subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the advisers and subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the advisers or a subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. Subject to the policy of the advisers and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, each also may consider the broker-dealer's sale of shares of any fund for which it serves as investment adviser, subadviser or administrator. For the fiscal year ended October 31, 2002, all the affiliated advisers of Gartmore Global Investments, Inc. ("GGI"), including but not limited to GMF, GSA, GGAMT, and GTC (GMCM's predecessor), received soft dollar commissions of $___________ for all their advisory clients, including the Funds.

     During the fiscal years ended October 31, 2002, 2001 and 2000, the following brokerage commissions were paid by the Funds:

                                                    YEAR ENDED OCTOBER 31,
                  FUND                            2002      2001         2000
                  ----                           ------  -----------  ----------
Gartmore Bond Fund                               $                -            -
Gartmore Emerging Markets Fund(1)                            14,115        7,673
Gartmore Global Financial Services Fund(2)                        -            -
Gartmore Global Health Sciences Fund(3)                      20,681            -
Gartmore Global Technology
   and Communications Fund(4)                                55,126       12,940
Gartmore Global Utilities Fund(2)                                 -            -
Gartmore Government Bond Fund(5)                                  -            -


                                      101

Gartmore Growth Fund                                      1,752,999    2,000,121
Gartmore High Yield Bond Fund(3)                               None         None
Gartmore International Growth Fund(5)                        60,696       19,814
Gartmore International Small Cap Growth Fund(6)              26,974            -
Gartmore Investor Destinations
   Aggressive Fund(7)                                          None         None
Gartmore Investor Destinations
   Moderately Aggressive Fund(7)                               None         None
Gartmore Investor Destinations
   Moderate Fund(7)                                            None         None
Gartmore Investor Destinations
   Moderately Conservative Fund(7)                             None         None
Gartmore Investor Destinations
   Conservative Fund(7)                                        None         None
Gartmore Large Cap Value Fund                               132,343        69,89
Gartmore Millennium Growth Fund                          $  268,942   $  164,608
Gartmore Morley Capital
   Accumulation Fund                                           None         None
Gartmore Morley Enhanced Income Fund                          6,218         None
Gartmore Nationwide Fund                                  3,303,085     3,750,16
Gartmore Nationwide Leaders Fund(9)                               -            -
Gartmore Tax Free Income Fund                                     -            -
Gartmore U.S. Growth Leaders Fund                            25,573        3,113
Gartmore Value Opportunities Fund(8)                         97,474       23,825
Gartmore Worldwide Leaders Fund(7)                            3,720        3,546
Nationwide Bond Index Fund(8)                               None(11)           -
Nationwide International Index Fund                       37,336(11)           -
Nationwide Large Cap Growth Fund                             35,354       35,585
Nationwide Mid Cap Index Fund(8)                           9,488(11)           -
Nationwide S&P 500 Index Fund                                97,758      113,899
Nationwide Small Cap Fund                                   188,603        69,98
Nationwide Small Cap Index Fund(8)                         4,991(11)           -
NorthPointe Small Cap Value Fund(10)                        119,451       36,913

_______________________

1    The Fund commenced operations on August 30, 2000.
2    The Fund commenced operations December 18, 2001.
3    The Fund commenced operations on December 29, 2000.
4    The Fund commenced operations on June 30, 2000.
5    The Fund commenced operations on December 21, 2000.
6    The Fund commenced operations on March 31, 2000.
7    The Fund commenced operations on December 29,1999.
8    The Fund commenced operations on December 28, 2001.
9    The Fund commenced operations on June 29, 2000.
10   The Fund commenced operations on June 29, 2000.
11 For the period October 15, 2001 to October 31, 2001. Prior to October 15, 2001, the Fund, under a master-feeder arrangement, invested all of its assets in shares of a corresponding series of a master trust.


     The other funds of the Trust for which GMF will serve as investment adviser had not yet begun operations as of October 31, 2002.

     During the fiscal year ended October 31, 2002, the Gartmore Growth Fund, Gartmore Nationwide Fund, Gartmore Bond Fund, Gartmore Money Market Fund, Nationwide S&P 500 Index Fund, Nationwide Large Cap Value Fund, Nationwide Large Cap Growth Fund, Gartmore Morley Capital Accumulation Fund, Gartmore Morley Enhanced Income Fund, Nationwide Bond Index Fund and Gartmore U.S. Growth Leaders Fund held investments in securities of their regular broker-dealers as follows:

                                    APPROXIMATE AGGREGATE
                                      VALUE OF ISSUER'S                NAME OF
FUND                               SECURITIES OWNED BY THE         BROKER OR DEALER
----                               FUND DURING THE FISCAL          ----------------
                                   ----------------------
                                   YEAR ENDED OCTOBER 31,
                                   ----------------------
                                            2002
                                            ----
Gartmore Growth Fund                                        Bank of America Corp.
                                                            Fifth Third Bancorp
                                                            Goldman Sachs Group, Inc.
                                                            Merrill Lynch & Co., Inc.
                                                            Morgan Stanley Dean Witter & Co.
Gartmore Nationwide Fund                                    Bank of America Corp.
                                                            J.P. Morgan Chase & Co.
Gartmore Bond Fund                                          J.P. Morgan Chase & Co.
                                                            Merrill Lynch & Co.
Gartmore Money Market Fund                                  Goldman Sachs Group, Inc.
                                                            J.P. Morgan Chase & Co.
                                                            Morgan Stanley Dean Witter & Co.
                                                            Salomon Smith Barney, Inc.
Nationwide S&P 500 Index Fund                               Bank of America Corp.
                                                            Fifth Third Bancorp
                                                            J.P. Morgan Chase & Co.
                                                            Merrill Lynch & Co., Inc.
                                                            Morgan Stanley Dean Witter & Co.
                                                            State Street Corp.
Nationwide Large Cap Value Fund                             Bank of America Corp.
                                                            J.P. Morgan Chase & Co.
                                                            Merrill Lynch & Co., Inc.
                                                            Morgan Stanley Dean Witter & Co.
Nationwide Large Cap Growth Fund                            Bank of America Corp.
Gartmore Morley Capital
Accumulation Fund                                           Bank of America Corp.
                                                            Morgan Stanley Dean Witter & Co.
Gartmore Morley Enhanced Income
Fund                                                        Bank of America Corp.
                                                            Merrill Lynch & Co., Inc.
                                                            Morgan Stanley Dean Witter & Co.
Nationwide Bond Index Fund                                  Bank of America Corp.
                                                            Goldman Sachs Group, Inc.
                                                            Morgan Stanley Dean Witter & Co.
Gartmore U.S. Growth Leaders Fund                           Bank of America Corp.

     Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

     Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act . Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the adviser or the appropriate Subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers, except for accounts for which the affiliated broker or dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker or dealer that, in the opinion of a majority of the independent trustees, are not comparable to the Fund. The Funds do not deem it practicable or in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

----------------------------------------------------------------------------
                                                            COMMISSIONS
                                                         PAID TO AFFILAITED
                                                              BROKERS
----------------------------------------------------------------------------
FUND                                      BROKER       2002    2001    2000
----------------------------------------------------------------------------
Gartmore Large Cap Value Fund        Brinson Partners  $      $   42  $  582
----------------------------------------------------------------------------
Nationwide Large Cap Growth Fund     Goldman Sachs     $      $4,817  $2,154
----------------------------------------------------------------------------
Nationwide S&P 500 Index Fund        Merrill Lynch     $      $4,123  $  295
----------------------------------------------------------------------------
Nationwide Small Cap Index Fund      Merrill Lynch     $      $    9  $  ---
----------------------------------------------------------------------------
Nationwide International Index Fund  Merrill Lynch     $      $  108  $  ---
----------------------------------------------------------------------------
Nationwide Mid Cap                   Merrill Lynch     $      $   77  $  ---
   Market Index Fund
----------------------------------------------------------------------------

     During the year ended October 31, 2002, commissions paid by the Gartmore Large Cap Value Fund to Brinson Partners represented ____% of aggregate commissions paid by the Fund and ____% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended October 31, 2002, commissions paid by the Nationwide Large Cap Growth Fund to Goldman Sachs represented ____% of aggregate commissions paid by the Fund and ____% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended October 31, 2002, commissions paid by the Nationwide S&P 500 Index Fund to Merrill Lynch represented ____% of aggregate commissions paid by the Fund and ____% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended October 31, 2002, commissions paid by the Nationwide Small Cap Index Fund to Merrill Lynch represented ____% of total commissions paid by the Fund and ____% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended October 31, 2002, commissions paid by the Nationwide International Index Fund to Merrill Lynch represented ____% of aggregate commissions paid by the Fund and ____% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended October 31, 2002, commissions paid by the Nationwide Mid Cap Market Index Fund to Merrill Lynch represented ____% of aggregate commissions paid by the Fund and ____% of the aggregate dollar amount of transactions involving the payment of commissions.


                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

CLASS A AND CLASS D SALES CHARGES

     The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES OF THE FUNDS (OTHER THAN THE GARTMORE BOND FUND, GARTMORE GOVERNMENT BOND FUND, GARTMORE TAX-FREE INCOME FUND AND GARTMORE MORELY ENHANCED INCOME FUND)

                      SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
------------------    -----------------   ------------------   ----------

less than $50,000                 5.75%                 6.10%       5.00%
50,000 to $99,999                 4.75                  4.99        4.00
100,000 to $249,999               3.50                  3.63        3.00
250,000 to $499,999               2.50                  2.56        2.00
500,000 to $999,999               2.00                  2.04        1.75
1 million or more                 None                  None        None

CLASS A SHARES OF THE GARTMORE BOND FUND, GARTMORE GOVERNMENT BOND FUND, AND GARTMORE TAX-FREE INCOME FUND

                      SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
------------------    -----------------   ------------------   ----------

less than $50,000                 4.75%                 4.99%       4.00%
50,000 to $99,999                 4.50                  4.71        3.75
100,000 to $249,999               3.50                  3.63        3.00
250,000 to $499,999               2.50                  2.56        2.00
500,000 to $999,999               2.00                  2.04        1.75
1 million or more                 None                  None        None


CLASS A SHARES OF THE GARTMORE MORELY ENHANCED INCOME FUND

                      SALES CHARGE AS %   SALES CHARGE AS %      DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
------------------    -----------------   ------------------   ----------

less than $50,000                 3.75%                3.90%        3.00%
$50,000 to $99,999                3.00                 3.09         2.25
$100,000 to $249,999              2.25                 2.30         1.75
$250,000 to $499,999              1.75                 1.78         1.50
$500,000 to $999,999              1.50                 1.52         1.25
$1 million or more                None                 None         None

In addition to the dealer commissions for Class A shares that are described above, the Funds are authorized to enter into other special compensation arrangements with dealers.

CLASS D SHARES OF THE FUNDS

                      SALES CHARGE AS %   SALES CHARGE AS %      DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
------------------    -----------------   ------------------   ----------

less than $50,000                 4.50%                4.71%        4.00%
$50,000 to $99,999                4.00                 4.17         3.50
$100,000 to $249,999              3.00                 3.09         2.50
$250,000 to $499,999              2.50                 2.56         1.75
$500,000 to $999,999              2.00                 2.04         1.25
$1 million to $24,999,999         0.50                 0.50         0.50
$25 million or more               None                 None         None

CLASS C SALES CHARGES AND APPLICABLE SALES WAIVERS

     Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested). Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an [unaffiliated] brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons. Currently, GDSI has no such relationships.


NET ASSET VALUE PURCHASE PRIVILEGE (CLASS A AND D SHARES ONLY)

     The sales charge applicable to Class A and D shares may be waived for the following purchases due to the reduced marketing effort required by the Trust's distributor:

(1)  shares sold to other registered investment companies affiliated with GGI,

(2)  shares sold:

     (a) to any pension, profit sharing, or other employee benefit plan for the employees of GGI, any of its affiliated companies, or investment advisory clients and their affiliates;

     (b)  to any endowment or non-profit organization;

     (c) to any pension, profit sharing, or deferred compensation plan which is qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986 as amended;

     (d) to any life insurance company separate account registered as a unit investment trust;

(3)  for Class D shares and Class A shares:

     (a) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

     (b) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses, children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF and its affiliates;

     (c) to directors, officers, and full-time employees, their spouses, children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

     (d) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

     (e) to any person who pays for the shares with the proceeds of one of the following sales:
          -    Sales of non-Gartmore mutual fund shares
          - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead
          - Sales of Class A shares of another Gartmore Fund when they purchase Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares)

          To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the new shares within 60 days of the redemption, and you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and D shares for those Funds wich have Class D shares).

(4)  Class A shares sold:

     (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Trust's distributor to waive sales charges for those persons;

     (b) to any directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Trust's distributor;

     (c) to any Class Member of Snyder vs. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company on the initial purchase of shares for an amount no less than $5,000 and no more than $100,000. To be eligible for this waiver, the purchase of Class A shares must come from a source other than the surrender of, withdrawal from, or loan against any existing policy, mutual fund or annuity issued by Nationwide Mutual Insurance Company or its affiliates.

     (d) to any person who pays for such shares with the proceeds of mutual funds shares redeemed from an account in the NEA Valuebuilder Mutual Fund Program. This waiver is only available for the initial purchase if shares were made with such proceeds. NAS may require evidence of qualification for such waiver.

     (e) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

     Provision 4(d) applies only to the Gartmore Millennium Growth Fund, Gartmore Growth Fund, Gartmore Total Return Fund, Gartmore Bond Fund, Gartmore Tax-Free Income Fund and Gartmore Government Bond Fund.

CLASS B SHARES OF THE FUNDS AND CDSC

     GDSI compensates broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to the Trust's distributor, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. THE CDSC IS NEVER IMPOSED ON DIVIDENDS, WHETHER PAID IN CASH OR REINVESTED, OR ON APPRECIATION OVER THE INITIAL PURCHASE PRICE. The CDSC applies only to the lesser of the original investment or current market value.

     Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

          YEARS OF AFTER PURCHASE                    CDSC ON SHARES
                                                       BEING SOLD
          -----------------------                    --------------
          First                                           5.00%
          Second                                          4.00%
          Third                                           3.00%
          Fourth                                          3.00%
          Fifth                                           2.00%
          Sixth                                           1.00%
          Seventh and following                           0.00%

     For purposes of calculating the CDSC, it is assumed that the oldest Class B shares remaining in your account will be sold first. All payments during a month will be aggregated and treated as if made on the last day of the preceding month.

     For the daily dividend Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of these Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

Conversion Features for Class B Shares

     Class B shares which have been outstanding for seven years will automatically convert to Class A shares on the first business day of the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.

     If you effect one or more exchanges among Class B shares of the Funds during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Prime Shares of the Gartmore Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

CLASS A FINDERS' FEE AND CORRESPONDING CDSC

Beginning March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems any Class A shares within 18 months of the [date] of purchase. With respect to such purchases, the Distributor may pay dealers a finders fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid [by the Distributor] to the selling dealer. For the [selling] dealer to be eligible for the finder's fee, the following requirements apply:

     - The purchase can be made in any combination of Gartmore Funds. The amount of the finder's fee will be determined based on the particular combination of Gartmore Funds purchased. The applicable finder's fee will be determined on a pro rata basis to the purchase of each particular Gartmore Fund.

     - The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

1.00% for sales of the Funds of $1 million and more but less than $3 million 0.50% for sales of the Funds of $3 million and more but less than $50 million
0.25%  for  sales  of  the  Funds  of  $50  million  or  more

     The finder's fee is paid on the aggregate assets of all Funds held at the plan sponsor level.

     The CDSC will equal the same amount as the finder's fee paid out to the dealer. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Funds you made that were subject to the Class A CDSC.

AMOUNT OF        $1 MILLION TO   $4 MILLION TO   $25 MILLION
PURCHASE           $3,999,999     $24,999,999      OR MORE
---------------  --------------  --------------  ------------
[International,           1.00%           0.50%         0.25%
Sector,
Leadership
and Concept
Equity Funds]
---------------  --------------  --------------  ------------
[Core and                 0.50%           0.50%         0.25%
Subadvised
Finds]
---------------  --------------  --------------  ------------
[Index Funds]              None            None          None
---------------  --------------  --------------  ------------
Investor                  0.15%           0.10%         0.05%
Destination
Series Funds
---------------  --------------  --------------  ------------
[Fixed Income             0.75%           0.50%         0.25%
Funds]
---------------  --------------  --------------  ------------
Gartmore                  0.50%           0.25%         0.15%
Morely
Enhanced
Income Fund
---------------  --------------  --------------  ------------

CDSC FOR CLASS C SHARES

     You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Trust's distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from the front-end sales charges and its own resources at the rate of 1.85% of sales of Class C shares of the Gartmore Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Money Market Fund and Gartmore Government Bond Fund and at the rate of 2.00% of sales of Class C shares of the remaining Funds having Class C shares.

REDEMPTIONS

     A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. Certain Funds may also assess redemption fees on shares held less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund). Those fees are 1.50% or 2.00% of the total redemption amount depending on the Fund and are paid directly to the appropriate fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For a list of the Funds imposing such fees, see "Exchanges Among Funds" below.

IN KIND REDEMPTIONS

     The Funds generally plan to redeem their shares for cash with the following exceptions.

     The Gartmore Morley Capital Accumulation Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period. Additionally, it intends to redeem shares in cash for any requests of up to $1,000,000. See "Redemption of Shares of the Gartmore Morley Capital Accumulation Fund - Redemption in Kind" below for more information.

     As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in kind redemption").

REDEMPTION OF SHARES OF THE GARTMORE MORLEY CAPITAL ACCUMULATION FUND

     Other Redemption Requirements. Redemption requests for Service Class and
     -----------------------------
Institutional Class Shares from Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan's assets on any business day must include or be preceded by the following information: (i) the Plan name;
(ii) a listing of the Plan trustee(s); (iii) copies of Plan documents or summaries which describe the investment options available to and restrictions imposed upon Plan participants; (iv) a listing of the allocation of Plan assets across available investment options; (v) for the three year period immediately preceding the withdrawal, a monthly summary of cash flow activity for the investment option in which the Shares are included, detailing contribution and benefit payment amount and amounts transferred to and from other investment options; and (vi) in the case of Plans subject to ERISA, identification of a "Qualified Professional Asset Manager" within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances. For purposes of this paragraph, "Plans" include employee benefit plans qualified under Section 401(a) of the Internal Revenue Code, "governmental plans" as defined in Section 414(d) of the Code, eligible deferred compensation plans as defined in Section 457 of the Code, and employee benefit plans qualifying under Section 403(b) of the Code.

     Redemption Fees. Generally, redemption requests on all Shares will be
     ---------------
subject to a 2% redemption fee when the Trigger is "active." The redemption fee will be retained by the Fund to help minimize the impact the redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

     The Trigger is active on any day that, as of two business days prior, the "Gross Annual Effective Yield of the Fund" is less than the current yield on the Dealer Commercial Paper (90-day) Index. Once activated, the Trigger will become inactive on any day than, as of two business days prior, the Gross Annual Effective Yield of the Fund is greater than the current yield of the Dealer Commercial Paper (90-day) Index plus 0.25%. The Fund will rely on the Dealer Commercial Paper (90-day) Index found daily on the front page of the Money and Investing section of The Wall Street Journal. If the Dealer Commercial Paper
                     -----------------------
(90-day) Index is not available in The Wall Street Journal, the Fund may use
                                   -----------------------
alternative sources of information for 90-day dealer commercial paper rates.

     Redemptions of Service Class or Institutional Class Shares by participants in a Plan and Contract owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. All other redemptions of Shares are subject to a 2% redemption fee, payable tot he Fund when the Trigger is active.

                                     EXAMPLE

     An IRA Class shareholder decides to redeem shares in the amount of $5,000 from the Fund on October 15th. Assume that as of October 13th the current yield on the Dealer Commercial Paper (90-day) Index is 7.2% and the Gross Annual Effective Yield of the Fund is 7.0%. Because the Gross Annual Effective Yield of the Fund is less than the current yield on the Dealer Commercial Paper (90-day) Index the Trigger is active, and the shareholder will receive net proceeds of $4,900 for the redemption. The Trigger will remain active until two business days after the Gross Annual Effective Yield of the Fund exceeds the current yield on the Dealer Commercial Paper (90-day) Index by 0.25%.

     The "Gross Annual Effective Yield of the Fund" is a measure of one day's investment income (before deduction for fees and expenses) expressed as an annual compounded yield. It is calculated on each business day based on the dividend declared for the previous day as follows:

[((1 + Previous Day's Gross Dividend Factor) 365) -1]/[NAV per Share]

     Information on the Trigger and the Gross Annual Effective Yield of the Fund can be obtained by calling 1-800-848-0920.

     The Fund reserves the right to modify its redemption fee and waiver policy in whole or in part for certain shareholders upon 30 days written notice to such shareholders.

     Redemption in Kind. In certain circumstances, the Fund reserves the right
     ------------------
to honor a redemption request by making payment in whole or in part in securities or securities and wrap contracts, selected solely at the discretion of GMCM. The Fund will always redeem shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of IRA Class Shares.

     To the extent a payment in kind is made with securities, you may incur transaction expenses in holding and disposing of the securities. Therefore, in receiving securities you may incur costs that may exceed your share of the operating expenses incurred by the Fund. In addition, wrap contracts assigned to you as a payment in kind are illiquid and will require you to pay fees directly to the Wrap Provider rather than through the Fund. Further, a wrap contract may contain restrictions on the securities subject to such Agreement, including, but not limited to the types, maturities, duration and credit quality of each security. Therefore, to obtain the benefits of a wrap contract, you may not be able to freely trade the securities underlying the Agreement. Also, wrap contracts assigned to you will not provide protection against the credit risk associated with the issuer of any Underlying Assets (see "Specific Risks of Wrap Contracts").

     To the extent that any such payment in kind includes a wrap contract, the Fund will assign a portion of one or more wrap contracts to you. The economic terms and conditions of each assigned wrap contract will be substantially similar to the wrap contracts held by the Fund. By purchasing shares in the Fund, you agree to accept an assignment of a wrap contract as part of an in-kind redemption, provided that at the time of the redemption payment such assignment would not violate applicable law.

     A Wrap Provider, prior to the assignment of a wrap contract to a Service Class or Institutional Class shareholder, may require you to represent and warrant that such assignment does not violate any applicable laws. Moreover, the Wrap Provider may require you to obtain at your own expense the services of a qualified professional asset manager acceptable to the Wrap Provider to manage the securities distributed in kind in conformity with the wrap contract provisions. In the event a wrap contract cannot be assigned to you, the Fund in its discretion may satisfy the redemption request through (a) a cash payment,
(b) a redemption in-kind consisting entirely of securities, or (c) a combination of cash and securities.

     In the event a redemption is made in kind with a wrap contract, the Fund will incur costs in obtaining such wrap contract and assigning it the shareholder. The Fund will examine the costs and benefits of obtaining a wrap contract in making a determination to incur such costs. Typically, these costs should not exceed $5,000 per issuance.

SIGNATURE GUARANTEE (CLASS A, CLASS B, CLASS C AND CLASS D SHARES)

     A signature guarantee is required if your account address has changed within the last 10 business days, if the redemption check is made payable to anyone other than the registered shareholder, or if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days or if proceeds are mailed to an address other than the address of record, or if the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Trust's distributor reserves the right to require a signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Trust's distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Trust's distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.

ACCOUNTS WITH LOW BALANCES - CLASS A, CLASS B, CLASS C AND CLASS D SHARES

     If the value of your Class A, Class B, Class C or Class D shares of a Fund (or IRA shares of the Morley Capital Accumulation Fund) falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

     We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

     For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

                               VALUATION OF SHARES

     The net asset value per share for each Fund is determined as of the earlier of the close of regular trading on the New York Stock Exchange or 4 p.m. Eastern Time on each day that the Exchange is open and on such other days as the Board of Trustees determines (the "Valuation Time"). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

     The Funds will not compute net asset value on customary business holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

     Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short time" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

     Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees.

     The value of portfolio securities in the Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds of 1 percent, the Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practical such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund's average portfolio maturity; or utilizing a net asset value per share as determined by using available market quotations

     The Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to GMF, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's net asset value per share will not deviate from $1.

     Pursuant to its objective of maintaining a stable net asset value per share, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

INVESTOR DESTINATIONS FUNDS

     Shares of the Underlying Funds are valued at their respective net asset values as reported to GSA or its agent. Other assets of the Funds are valued at their current market value if market quotations are readily available. If market quotations are not available, or if GSA determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

                        SYSTEMATIC INVESTMENT STRATEGIES

     MONEY MARKET PLUS GROWTH - This strategy provides the security of principal that the Gartmore Money Market Fund offers plus the opportunity for greater long-term capital appreciation through reinvestment of dividends in one of the equity Funds.

     An initial investment of $5,000 or more is made in the Prime Shares of the Gartmore Money Market Fund, and monthly dividends are then automatically invested into one or more of the equity Funds chosen by you at such equity Fund's current offering price. Gartmore Money Market Plus Growth gives investors stability of principal through the Gartmore Money Market Fund's stable share price, and its portfolio of high quality, short-term money market investments. And the Gartmore Money Market Fund offers fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or the Automated Voice Response system. NOTE: Gartmore Money Market Fund dividends reinvested into one of the equity Funds are subject to applicable sales charges.

     MONEY MARKET PLUS INCOME - This strategy provides the security of principal that the Gartmore Money Market Fund offers plus the opportunity for greater income by reinvesting dividends into one or more of the fixed income Funds.

     An initial investment of $5,000 or more is made in the Prime Shares of the Gartmore Money Market Fund and monthly dividends are then automatically reinvested into one of the fixed income Funds chosen by you at such Fund's current offering price.

     When short-term interest rates increase, Gartmore Money Market Fund dividends usually also rise. At the same time, share prices of the fixed income Funds generally decrease. So, with Money Market Plus Income, when you earn higher Gartmore Money Market Fund dividends, you can generally purchase more shares of one of the fixed income Funds at lower prices. Conversely, when interest rates and Gartmore Money Market Fund dividends decrease, the share prices of the fixed income Funds usually increase-you will automatically buy fewer shares of one of the fixed income Funds at higher prices. The Prime Shares of the Gartmore Money Market Fund provides investors with stability of principal, fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or the Automated Voice Response system. NOTE: Gartmore Money Market Fund dividends reinvested into one of the fixed income Funds are subject to applicable sales charges.

     AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

     Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through the Money Market Plus Growth or Money Market Plus Income investor strategies.

     AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Gartmore Money Market Fund to another Fund, sales charges may apply if not already paid.

     AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, three times/year, semi-annually or annually, to you (or anyone you designate) from your account.

     NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential. In addition, an Automatic Withdrawal Plan for Class B shares will be subject to the applicable CDSC.

                               INVESTOR PRIVILEGES

     The Funds offer the following privileges to shareholders. Additional information may be obtained by calling GDSI toll free at 1-800-848-0920.

     NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares, and you will receive a confirmation.

     EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.

Exchanges Among Funds
---------------------

     Exchanges may be made among any of the Funds within the same class in any of the Funds (except for the Gartmore Morley Capital Accumulation Fund), so long as both accounts have the same owner, and your first purchase in the new Fund meets the Fund's minimum investment requirement.

     Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Service Class, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund. If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund ("Money Market Fund"). Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C,Class D and Institutional Service Class shares of the other Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you holder the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charge if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund or Gartmore Nationwide Leaders Fund):

FUND                                                    EXCHANGE FEE
----                                                    ------------
Gartmore Emerging Markets Fund                              2.00%
Gartmore International Growth Fund                          2.00%
Gartmore International Small Cap Growth Fund                2.00%
Gartmore Global Health Sciences Fund                        2.00%
Gartmore Worldwide Leaders Fund                             2.00%
Gartmore Asia Pacific Leaders Fund                          2.00%
Gartmore European Leaders Fund                              2.00%
Gartmore Nationwide Leaders Fund                            2.00%
Gartmore Global Technology and Communications Fund          2.00%
Gartmore U.S. Growth Leaders Fund                           2.00%
Gartmore Global Financial Services Fund                     2.00%
Gartmore Global Utilities Fund                              2.00%
Gartmore Millennium Growth Fund                             1.50%
Gartmore Value Opportunities Fund                           1.50%
Nationwide Small Cap Fund                                   1.50%
Gartmore Micro Cap Equity Fund                              1.50%
Gartmore Mid Cap Growth Fund                                1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

     AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges by calling 1-800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

     CUSTOMER SERVICE LINE - By calling 1-800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

     The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

     The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

     The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be tape recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

     BY MAIL OR FAX - Write or fax to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 432186-2205 or FAX (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after 4 p.m. Eastern Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

     BY ON LINE ACCESS - Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

     FREE CHECKING WRITING PRIVILEGE (PRIME SHARES OF THE GARTMORE MONEY MARKET FUND ONLY) - You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 1-800-848-0920.

                                INVESTOR SERVICES

     AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 1-800-848-0920will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

     TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 5 p.m. Eastern Time (Monday through Friday). Call toll free: 1-800-848-0920 or contact us at our FAX telephone number (614) 428-3278.

     RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdale IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

     SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions. Instead, these will appear on your next consolidated statement.

     CONSOLIDATED STATEMENTS - Shareholders of the Funds, receive quarterly statements as of the end of March, June, September and December. Shareholders of the Money Market Fund will also receive monthly activity reports confirming any transactions. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

     For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

     AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

     Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 1-800-848-0920.

     SHAREHOLDER REPORTS - All shareholders will receive reports semi-annually detailing the financial operations of the funds.

     PROSPECTUSES - Updated prospectuses will be mailed to you at least annually.

     UNDELIVERABLE MAIL - If mail from the Funds to a shareholder is returned as undeliverable on three or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be reinvested in the shareholder's account until the Funds receives notification of the shareholder's correct mailing address.

                          FUND PERFORMANCE ADVERTISING

     Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by the various Classes of the Funds, the net yields and total returns on such class shares can be expected, at any given time, to differ from class to class for the same period.

CALCULATING MONEY MARKET FUND YIELD

     Any current Gartmroe Money Market Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such additional shares. The Fund's effective yield represents an annualization of the current seven day return with all dividends reinvested.
The yields for each class will differ due to different fees and expenses charged on the class. As of October 31, 2002, the seven day current and effective yields for the Prime Shares of the Money Market Fund were ____% and ____%, respectively, and for the Service Class shares, were ____% and ____%, respectively, and for the Institutional Class shares, were ____% and ____%, respectively.

     The Gartmore Money Market Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Gartmore Money Market Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Gartmore Money Market Fund's expenses.

     Although the Fund determines its yield for each class on the basis of a seven-calendar day period, it may use a different time span on occasion.

     There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD AND TOTAL RETURN

     The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Before-Tax Performance. Except for the Gartmore Money Market Fund and the
     -----------------------
Gartmore Morley Capital Accumulation Fund, all pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A and Class D shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B and Class C shares, the payment of the applicable CDSC is applied to the investment result for the period shown; the maximum front-end load is also deducted from Class C shares. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

     After-Tax Performance. All after-tax performance is calculated as described
     ----------------------
in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of fund shares. The calculation of taxes assumes the highest individual marginal federal income tax rates currently in effect. The tax rates correspond to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gain distribution rate for short-term capital gain distributions, and long-term capital gain distribution rate for long-term capital gain distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

     Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by each class of shares of the Funds, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

     The uniformly calculated average annual total returns for each class of shares for the periods ended October 31, 2002 were as follows:

                                    1 Year                  5 Years         10 Years or Life of Fund
                            ----------------------  ----------------------  ------------------------
                            Class   Class   Class   Class   Class   Class   Class   Class   Class
Fund                         A(1)    B(1)    C(2)    A(1)    B(1)    C(2)    A(1)    B(1)    C(2)
--------------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE MILLENNIUM              %       %       %       %       %       %       %       %       %
GROWTH FUND -
Before Taxes(1)
--------------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE MILLENNIUM              %       %       %       %       %       %       %       %       %
GROWTH FUND -
After Taxes on
Distributions(1)
--------------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE MILLENNIUM              %       %       %       %       %       %       %       %       %
GROWTH FUND -
After Taxes on
Distributions and Sale of
Shares(1)
--------------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE GROWTH                  %       %       %       %       %       %       %       %       %
FUND -
Before Taxes(1)
--------------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE GROWTH                  %       %       %       %       %       %       %       %       %
FUND -
After Taxes on
Distributions(1)
--------------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE GROWTH                  %       %       %       %       %       %       %       %       %
FUND -
After Taxes on
Distributions and Sale of
Shares(1)
--------------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE NATIONWIDE              %       %       %       %       %       %       %       %       %
FUND -
Before Taxes(1)
--------------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE NATIONWIDE              %       %       %       %       %       %       %       %       %
FUND -
After Taxes on
Distributions(1)
--------------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE NATIONWIDE              %       %       %       %       %       %       %       %       %
FUND -
After Taxes on
Distributions and Sale of
Shares(1)
--------------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------

                            1 Year                    5 Years           10 Years or Life of Fund
                   --------------------------  ----------------------  --------------------------
Fund               Class D    Institutional    Class   Institutional   Class D    Institutional
                             Service Class(3)    D        Service                Service Class(3)
                                                          Class(3)
-----------------  --------  ----------------  ------  --------------  --------  ----------------
GARTMORE                  %                 %       %               %         %                 %
MILLENNIUM GROWTH
FUND -
Before Taxes
-----------------  --------  ----------------  ------  --------------  --------  ----------------
GARTMORE                  %                 %       %               %         %                 %
MILLENNIUM GROWTH
FUND -
After Taxes on
Distributions
-----------------  --------  ----------------  ------  --------------  --------  ----------------
GARTMORE                  %                 %       %               %         %                 %
MILLENNIUM GROWTH
FUND -
After Taxes on
Distributions and
Sale of Shares
-----------------  --------  ----------------  ------  --------------  --------  ----------------
GARTMORE GROWTH           %                 %       %               %         %                 %
FUND -
Before Taxes
-----------------  --------  ----------------  ------  --------------  --------  ----------------
GARTMORE GROWTH           %                 %       %               %         %                 %
FUND -
After Taxes on
Distributions
-----------------  --------  ----------------  ------  --------------  --------  ----------------
GARTMORE GROWTH           %                 %       %               %         %                 %
FUND -
After Taxes on
Distributions and
Sale of Shares
-----------------  --------  ----------------  ------  --------------  --------  ----------------
GARTMORE                  %                 %       %               %         %                 %
NATIONWIDE FUND -
Before Taxes
-----------------  --------  ----------------  ------  --------------  --------  ----------------
GARTMORE                  %                 %       %               %         %                 %
NATIONWIDE FUND -
After Taxes on
Distributions
-----------------  --------  ----------------  ------  --------------  --------  ----------------
GARTMORE                  %                 %       %               %         %                 %
NATIONWIDE FUND -
After Taxes on
Distributions and
Sale of Shares
-----------------  --------  ----------------  ------  --------------  --------  ----------------

_______________________

1 These returns include performance based on the Funds' predecessors, which was achieved prior to the creation of the class (May 11, 1998 for Class A and Class B), and which is the same as the performance shown for Class D shares through May 10, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance would have been lower as a result of their additional expenses.
2 These returns include performance of the Fund which was achieved prior to the creation of the Class C (March 1, 2001) shares, which is the same as the performance shown for the Class D shares through February 28, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the respective shares would have been similar assuming similar expenses.
3    Institutional Service Class commenced on January 2, 2002 for the Gartmore
     -------------------------------------------------------------------------
     Growth Fund and the Gartmore Total Return Fund. Institutional Service Class
     -----------------------------------------------
     for the Gartmore Millennium Growth Fund had not commenced operations as of April 30, 2002. These returns include performance of the Fund which was achieved prior to the creation of the Institutional Service Class shares, which is the same as the performance shown for the Class D shares through April 30, 2002 for Gartmore Millennium Growth Fund. The returns have not been restated to reflect the Institutional Service Class' lower expenses.

                                  1 Year                          5 Years                10 Years or Life of Fund
                      ------------------------------  ------------------------------  ------------------------------
Fund                  Class   Class   Class   Class   Class   Class   Class   Class   Class   Class   Class   Class
                       A(1)    B(1)    C(3)     D      A(1)    B(1)    C(3)     D      A(1)    B(1)    C(3)     D
--------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE BOND              %       %       %       %       %       %       %       %       %       %       %       %
FUND - Before
Taxes(1)
--------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE BOND              %       %       %       %       %       %       %       %       %       %       %       %
FUND - After Taxes
on Distributions(1)
--------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE BOND              %       %       %       %       %       %       %       %       %       %       %       %
FUND - After Taxes
on Distributions and
Sale of Shares
--------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE TAX-              %       %       %       %       %       %       %       %       %       %       %       %
FREE INCOME FUND
- Before Taxes(1)
--------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE TAX-              %       %       %       %       %       %       %       %       %       %       %       %
FREE INCOME FUND
- After Taxes on
Distributions(1)
--------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE TAX-              %       %       %       %       %       %       %       %       %       %       %       %
FREE INCOME FUND
- After Taxes on
Distributions and
Sale of Shares(1)
--------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE                   %       %       %       %       %       %       %       %       %       %       %       %
GOVERNMENT BOND
FUND -
Before Taxes(1,2)
--------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE                   %       %       %       %       %       %       %       %       %       %       %       %
GOVERNMENT BOND
FUND - After Taxes
on Distributions(1,2)
--------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
GARTMORE                   %       %       %       %       %       %       %       %       %       %       %       %
GOVERNMENT BOND
FUND -
After Taxes on
Distributions and
Sale of Shares(1,2)
--------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------

_______________________

1 These returns include performance based on the Funds' predecessors, which was achieved prior to the creation of the class (May 11, 1998 for Class A and Class B), and which is the same as the performance shown for Class D shares through May 10, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance would have been lower as a result of their additional expenses.
2    The Fund commenced operations on February 10, 1992.
3 These returns include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001), which is the same as the performance shown for the Class D shares through February 28, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar assuming similar expenses.

                                                                  1 Year
                            -----------------------------------------------------------------------------------
Fund                        Class A(2)  Class B(3)  Class C(4)  Institutional   Insitutional   Service   Local
                                                                   Class(5)        Service     Class(1)   Fund
                                                                                  Class(1)
--------------------------  ----------  ----------  ----------  --------------  -------------  --------  ------
NATIONWIDE S&P 500                   %           %           %               %              %         %       %
INDEX FUND -
Before Taxes
--------------------------  ----------  ----------  ----------  --------------  -------------  --------  ------
NATIONWIDE S&P 500                   %           %           %               %              %         %       %
INDEX FUND -
After Taxes on
Distributions
--------------------------  ----------  ----------  ----------  --------------  -------------  --------  ------
NATIONWIDE S&P 500                   %           %           %               %              %         %       %
INDEX FUND -
After Taxes on
Distributions and Sale of
Shares
--------------------------  ----------  ----------  ----------  --------------  -------------  --------  ------

                                                               Since Inception(1)
                            -----------------------------------------------------------------------------------
Fund                        Class A(2)  Class B(3)  Class C(4)  Institutional   Insitutional   Service   Local
                                                                Class(5)        Service        Class(1)  Fund
                                                                                Class(1)
--------------------------  ----------  ----------  ----------  --------------  -------------  --------  ------
NATIONWIDE S&P 500                   %           %           %               %              %         %       %
INDEX FUND -
Before Taxes
--------------------------  ----------  ----------  ----------  --------------  -------------  --------  ------
NATIONWIDE S&P 500                   %           %           %               %              %         %       %
INDEX FUND -
After Taxes on
Distributions
--------------------------  ----------  ----------  ----------  --------------  -------------  --------  ------
NATIONWIDE S&P 500                   %           %           %               %              %         %       %
INDEX FUND -
After Taxes on
Distributions and Sale of
Shares
--------------------------  ----------  ----------  ----------  --------------  -------------  --------  ------

_______________________

1 The Fund's Local Fund shares commenced operations July 24, 1998, and Institutional Service Class and Service Class shares commenced operations on November 2, 1998. Performance for the Service Class and the Institutional Service Class includes that of Local Fund shares which was achieved prior to their creation on November 2, 1998, and does not reflect the higher expenses of the Service Class or Institutional Service Class. Had these Classes been in existence for the time period presented, the performance of each Class would have been lower as a result of its additional expenses.
2 Performance includes that of Local Fund shares, which was achieved prior to the creation of Class A on December 29, 1999, restated to reflect Class A Shares maximum sales charge but not its expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.
3 Performance includes that of Local Fund shares, which was achieved prior to the creation of Class B on December 29, 1999, restated to reflect Class B shares' contingent deferred sales charge, but not its expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.
4 Class C shares had not commenced operations as of April 30, 2002. These returns include performance of the Fund which was achieved prior to the creation of the Class C shares, which is the same as the performance shown for the Class B shares through April 30, 2002. Performance is restated to reflect Class C shares' sales charges, but not its expenses. Had this class been in existence for the time periods presented, the performance of the class would have been similar assuming similar expenses.
5 Performance includes that of Local Fund shares, which was achieved prior to the creation of the Institutional Class on December 29, 1999 and does not reflect the impact of the Institutional Class Shares' lower estimated expenses.

                                         1 Year                             Since Inception(1)
                        ----------------------------------------  ----------------------------------------
Fund                    Class A   Class B   Class C(2)  Instit-   Class A   Class B   Class C(2)  Instit-
                                                        utional                                   utional
                                                        Service                                   Service
                                                         Class                                     Class
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE LARGE CAP             %         %           %         %         %         %           %         %
VALUE FUND -
Before Taxes
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE LARGE CAP             %         %           %         %         %         %           %         %
VALUE FUND -
After Taxes on
Distributions
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE LARGE CAP             %         %           %         %         %         %           %         %
VALUE FUND -
After Taxes on
Distributions and Sale
of Shares
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
NATIONWIDE LARGE               %         %           %         %         %         %           %         %
CAP GROWTH FUND -
Before Taxes
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
NATIONWIDE LARGE               %         %           %         %         %         %           %         %
CAP GROWTH FUND -
After Taxes on
Distributions
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
NATIONWIDE LARGE               %         %           %         %         %         %           %         %
CAP GROWTH FUND -
After Taxes on
Distributions and Sale
of Shares
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
NATIONWIDE SMALL               %         %           %         %         %         %           %         %
CAP FUND -
Before Taxes(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
NATIONWIDE SMALL               %         %           %         %         %         %           %         %
CAP FUND -
After Taxes on
Distributions(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
NATIONWIDE SMALL               %         %           %         %         %         %           %         %
CAP FUND -
After Taxes on
Distributions and Sale
of Shares
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------

_______________________

1    The Funds commenced operations November 2, 1998.
2 These returns include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through February 28, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar assuming similar expenses.

1    The Fund commenced operations December 29, 1999.
2    The Fund commenced operations June 30, 2000.
3    The Fund commenced operations August 30, 2000.
4 These returns shown for the Fund include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through February 28, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar assuming similar expenses.


                                                        1 Year
                           ----------------------------------------------------------------------
Fund                       Class A   Class B   Class C(2)  Institutional Service   Institutional
                                                                   Class               Class
-------------------------  --------  --------  ----------  ----------------------  --------------
GARTMORE                          %         %           %                       %               %
INTERNATIONAL SMALL
CAP GROWTH FUND -
Before Taxes
-------------------------  --------  --------  ----------  ----------------------  --------------
GARTMORE                          %         %           %                       %               %
INTERNATIONAL SMALL
CAP GROWTH FUND -
After Taxes on
Distributions
-------------------------  --------  --------  ----------  ----------------------  --------------
GARTMORE                          %         %           %                       %               %
INTERNATIONAL SMALL
CAP GROWTH FUND -
After Taxes on
Distributions and Sale of
Shares
-------------------------  --------  --------  ----------  ----------------------  --------------

                                                  Since Inception(1)
                           ----------------------------------------------------------------------
Fund                       Class A   Class B   Class C(2)  Institutional Service   Institutional
                                                           Class                   Class
-------------------------  --------  --------  ----------  ----------------------  --------------
GARTMORE                          %         %           %                       %               %
INTERNATIONAL SMALL
CAP GROWTH FUND -
Before Taxes
-------------------------  --------  --------  ----------  ----------------------  --------------
GARTMORE                          %         %           %                       %               %
INTERNATIONAL SMALL
CAP GROWTH FUND -
After Taxes on
Distributions
-------------------------  --------  --------  ----------  ----------------------  --------------
GARTMORE                          %         %           %                       %               %
INTERNATIONAL SMALL
CAP GROWTH FUND -
After Taxes on
Distributions and Sale of
Shares
-------------------------  --------  --------  ----------  ----------------------  --------------

_______________________

1    The Fund commenced operations December 21, 2000.
2 These returns shown for the Fund include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through February 28, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar assuming similar expenses.

                                        1 Year                                Since Inception
                        ----------------------------------------  ----------------------------------------
Fund                    Class A   Class B   Class C(2)  Service   Class A   Class B   Class C(2)  Service
                                                         Class                                     Class
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
AGGRESSIVE FUND -
Before Taxes(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
AGGRESSIVE FUND -
After Taxes on
Distributions(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
AGGRESSIVE FUND -
After Taxes on
Distributions and Sale
of Shares(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
MODERATELY
AGGRESSIVE FUND -
Before Taxes(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
MODERATELY
AGGRESSIVE FUND -
After Taxes on
Distributions(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
MODERATELY
AGGRESSIVE FUND -
After Taxes on
Distributions and Sale
of Shares(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
MODERATE FUND -
Before Taxes(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
MODERATE FUND -
After Taxes on
Distributions(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
MODERATE FUND -
After Taxes on
Distributions and Sale
of Shares(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
MODERATELY
CONSERVATIVE FUND -
Before Taxes(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
MODERATELY
CONSERVATIVE FUND -
After Taxes on
Distributions(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------


                                      130

                                        1 Year                                Since Inception
                        ----------------------------------------  ----------------------------------------
Fund                    Class A   Class B   Class C(2)  Service   Class A   Class B   Class C(2)  Service
                                                         Class                                     Class
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
MODERATELY
CONSERVATIVE FUND -
After Taxes on
Distributions and Sale
of Shares(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
CONSERVATIVE FUND -
Before Taxes(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
CONSERVATIVE FUND -
After Taxes on
Distributions(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------
GARTMORE INVESTOR              %         %           %         %         %         %           %         %
DESTINATIONS
CONSERVATIVE FUND -
After Taxes on
Distributions and Sale
of Shares(1)
----------------------  --------  --------  ----------  --------  --------  --------  ----------  --------

_______________________

1    The Fund commenced operations March 31, 2000.
2 These returns shown for the Fund include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through February 28, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar assuming expenses.

                                1 Year                          5 Years                         Since Inception
                   --------------------------------  --------------------------------  --------------------------------
Fund               Class   Class   Class   Instit.   Class   Class   Class   Instit.   Class   Class   Class   Instit.
                     A      B(2)    C(3)    Class      A      B(2)    C(3)    Class      A      B(2)    C(3)    Class
-----------------  ------  ------  ------  --------  ------  ------  ------  --------  ------  ------  ------  --------
NATIONWIDE SMALL     %       %       %        %        %       %       %        %        %       %       %        %
CAP INDEX FUND -
Before Taxes(1)
-----------------  ------  ------  ------  --------  ------  ------  ------  --------  ------  ------  ------  --------
NATIONWIDE SMALL     %       %       %        %        %       %       %        %        %       %       %        %
CAP INDEX FUND -
After Taxes on
Distributions(1)
-----------------  ------  ------  ------  --------  ------  ------  ------  --------  ------  ------  ------  --------
NATIONWIDE SMALL     %       %       %        %        %       %       %        %        %       %       %        %
CAP INDEX FUND -
After Taxes on
Distributions and
Sale of Shares(1)
-----------------  ------  ------  ------  --------  ------  ------  ------  --------  ------  ------  ------  --------
NATIONWIDE BOND      %       %       %        %        %       %       %        %        %       %       %        %
INDEX FUND -
Before Taxes(4)
-----------------  ------  ------  ------  --------  ------  ------  ------  --------  ------  ------  ------  --------
NATIONWIDE BOND      %       %       %        %        %       %       %        %        %       %       %        %
INDEX FUND -
After Taxes on
Distributions(4)
-----------------  ------  ------  ------  --------  ------  ------  ------  --------  ------  ------  ------  --------
NATIONWIDE BOND      %       %       %        %        %       %       %        %        %       %       %        %
INDEX FUND -
After Taxes on
Distributions and
Sale of Shares(4)
-----------------  ------  ------  ------  --------  ------  ------  ------  --------  ------  ------  ------  --------

                                                   1 Year                              Since Inception
                        ------------------------------------------------  ------------------------------------------------
Fund                    Class A   Class B(2)  Class C(3)  Institutional   Class A   Class B(2)  Class C(3)  Institutional
                                                              Class                                             Class
----------------------  --------  ----------  ----------  --------------  --------  ----------  ----------  --------------
NATIONWIDE MID CAP             %           %           %               %         %           %           %               %
MARKET INDEX FUND -
Before Taxes(2)
----------------------  --------  ----------  ----------  --------------  --------  ----------  ----------  --------------
NATIONWIDE MID CAP             %           %           %               %         %           %           %               %
MARKET INDEX FUND -
After Taxes on
Distributions(2)
----------------------  --------  ----------  ----------  --------------  --------  ----------  ----------  --------------
NATIONWIDE MID CAP             %           %           %               %         %           %           %               %
MARKET INDEX FUND -
After Taxes on
Distributions and Sale
of Shares(2)
----------------------  --------  ----------  ----------  --------------  --------  ----------  ----------  --------------
NATIONWIDE                     %           %           %               %         %           %           %               %
INTERNATIONAL INDEX
FUND -
Before Taxes(2)
----------------------  --------  ----------  ----------  --------------  --------  ----------  ----------  --------------
NATIONWIDE                     %           %           %               %         %           %           %               %
INTERNATIONAL INDEX
FUND -
After Taxes on
Distributions(2)
----------------------  --------  ----------  ----------  --------------  --------  ----------  ----------  --------------
NATIONWIDE                     %           %           %               %         %           %           %               %
INTERNATIONAL INDEX
FUND -
After Taxes on
Distributions and Sale
of Shares(2)
----------------------  --------  ----------  ----------  --------------  --------  ----------  ----------  --------------

_______________________

1 The Fund commenced operations December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Small Cap Series (the "Small Cap Series"). The returns shown above include the performance of the Small Cap Series from its inception on April 9, 1997 through December 29, 1999. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses, and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through April 30, 2002, the returns reflect the Fund's actual Class A expenses. On October 15, 2001, the Fund's assets were redeemed from the Small Cap Series and since that time have been managed directly by the Fund.
2 Each Fund commenced operations December 29, 1999, which is when the Class B shares of the Nationwide International Index Fund commenced operations. The Class B shares of the Nationwide Mid Cap Market Index Fund commenced operations on May 25, 2001 and the Class B shares of the Nationwide Bond Fund commenced operations on October 12, 2001. For the periods prior to commencement of operations of the Class B shares, the returns shown include performance of the Fund based on the performance of Class A shares. For the Nationwide Small Cap Index Fund, these Class B returns shown include performance of the Fund which was achieved prior to the implementation of the Class B shares, which is the same as the performance shown for the Class A shares through April 30, 2002. Except for the Nationwide International Index Fund, returns have been restated for sales charges but not for fees applicable to Class B shares. Had Class B shares been in existence for the time periods presented, the performance of Class B would have been lower because of higher expenses.
3 Except for the Nationwide Small Cap Index Fund, these returns are based on the performace shown for Class B shares of the Fund through April 30, 2002, which was achieved prior to the creation of Class C shares. Returns for the Nationwide Small Cap Index Fund are based on the performance shown for Class A shares of the Fund through April 30, 2002. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the Class C shares would have been similar assuming similar expenses.


                                      132

4 The Fund commenced operations December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Aggregate Bond Index Series (the "Bond Index Series"). The returns shown above include the performance of the Bond Index Series from its inception on April 3, 1997 through December 30, 1999. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses, and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through April 30, 2002, the returns reflect the Fund's actual Class A expenses. On October 15, 2001, the Fund's assets were redeemed from the Bond Index Series and since that time have been managed directly by the Fund.


                                     Since Inception(1)
                           --------------------------------------------
Fund                       Class A   Class B   Class C   Institutional
                                                         Service Class
-------------------------  --------  --------  --------  --------------
GARTMORE GLOBAL                   %         %         %               %
FINANCIAL SERVICES FUND -
Before Taxes(1)
-------------------------  --------  --------  --------  --------------
GARTMORE GLOBAL                   %         %         %               %
FINANCIAL SERVICES FUND -
After Taxes on
Distributions(1)
-------------------------  --------  --------  --------  --------------
GARTMORE GLOBAL                   %         %         %               %
FINANCIAL SERVICES FUND -
After Taxes on
Distributions and Sale of
Shares(1)
-------------------------  --------  --------  --------  --------------
GARTMORE GLOBAL UTILTIES          %         %         %               %
FUND -
Before Taxes(1)
-------------------------  --------  --------  --------  --------------
GARTMORE GLOBAL UTILITIES         %         %         %               %
FUND -
After Taxes on
Distributions(1)
-------------------------  --------  --------  --------  --------------
GARTMORE GLOBAL UTILITIES         %         %         %               %
FUND -
After Taxes on
Distributions and Sale of
Shares(1)
-------------------------  --------  --------  --------  --------------
GARTMORE NATIONWIDE               %         %         %               %
LEADERS FUND -
Before Taxes(2)
-------------------------  --------  --------  --------  --------------
GARTMORE NATIONWIDE               %         %         %               %
LEADERS FUND -
After Taxes on
Distributions(2)
-------------------------  --------  --------  --------  --------------
GARTMORE NATIONWIDE               %         %         %               %
LEADERS FUND -
After Taxes on
Distributions and Sale of
Shares(2)
-------------------------  --------  --------  --------  --------------

_______________________

1    The Fund commenced operations December 18, 2001.
2    The Fund commnenced operations on December 28, 2001.

                                   Since Inception
                   -----------------------------------------------------------
Fund               Class A   Class B  Class C   Institutional   Institutional
                                                   Service          Class
                                                    Class
-----------------  --------  -------  --------  --------------  --------------
GARTMORE MICRO            %                  %               %               %
CAP EQUITY
FUND -
Before Taxes(1)
-----------------  --------  -------  --------  --------------  --------------
GARTMORE MICRO            %                  %               %               %
CAP EQUITY
FUND -
After Taxes on
Distributions(1)
-----------------  --------  -------  --------  --------------  --------------
GARTMORE MICRO            %                  %               %               %
CAP EQUITY
FUND -
After Taxes on
Distributions and
Sale of Shares(1)
-----------------  --------  -------  --------  --------------  --------------
GARTMORE MID              %                  %               %               %
CAP GROWTH
FUND -
Before Taxes(2)
-----------------  --------  -------  --------  --------------  --------------
GARTMORE MID              %                  %               %               %
CAP GROWTH
FUND -
After Taxes on
Distributions(2)
-----------------  --------  -------  --------  --------------  --------------
GARTMORE MID              %                  %               %               %
CAP GROWTH
FUND -
After Taxes on
Distributions and
Sale of Shares(2)
-----------------  --------  -------  --------  --------------  --------------

_______________________

1    The Fund commenced operations June 27, 2002.
2    The Fund commnenced operations on September 30, 2002.

                                                        1 Year          Since Inception(1)
                                                 --------------------  --------------------
Fund                                             Institutional Class   Institutional Class
-----------------------------------------------  --------------------  --------------------
NORTHPOINTE SMALL CAP VALUE FUND -                                  %                     %
Before Taxes
-----------------------------------------------  --------------------  --------------------
NORTHPOINTE SMALL CAP VALUE FUND -                                  %                     %
After Taxes on Distributions
-----------------------------------------------  --------------------  --------------------
NORTHPOINTE SMALL CAP VALUE FUND -                                  %                     %
After Taxes on Distributions and Sale of Shares
-----------------------------------------------  --------------------  --------------------

_______________________

1    The Fund commenced operations June 29, 2000.


                                           1 Year                          Since Inception(1)
                           --------------------------------------  --------------------------------------
Fund                       Class A   Insitutional   Insitutional   Class A   Insitutional   Insitutional
                                        Service         Class                   Service         Class
                                         Class                                   Class
-------------------------  --------  -------------  -------------  --------  -------------  -------------
GARTMORE MORLEY                   %              %              %         %              %              %
ENHANCED INCOME
FUND -
Before Taxes
-------------------------  --------  -------------  -------------  --------  -------------  -------------
GARTMORE MORLEY                   %              %              %         %              %              %
ENHANCED INCOME
FUND -
After Taxes on
Distributions
-------------------------  --------  -------------  -------------  --------  -------------  -------------
GARTMORE MORLEY                   %              %              %         %              %              %
ENHANCED INCOME
FUND -
After Taxes on
Distributions and Sale of
Shares
-------------------------  --------  -------------  -------------  --------  -------------  -------------

_______________________

1    The Fund commenced operations December 29, 1999.

Gartmore Money Market Fund and Gartmore Morley Capital Accumulation Fund are
----------------------------------------------------------------------------
shown before taxes only.
-----------------------

                            1 Year                             5 Years(1)                           10 Years
              ---------------------------------  -----------------------------------  -----------------------------------
Fund           Prime   Service   Institutional    Prime    Service    Institutional    Prime    Service    Institutional
              Shares   Class(1)     Class(3)     Shares   Class(1,2)     Class(3)     Shares   Class(1,2)     Class(3)
------------  -------  --------  --------------  -------  ----------  --------------  -------  ----------  --------------
GARTMORE            %         %               %        %           %               %        %           %               %
MONEY MARKET
FUND
------------  -------  --------  --------------  -------  ----------  --------------  -------  ----------  --------------

_______________________

1    Service Class Shares were first offered to the public on January 4, 1999.
2 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998) and which is the same as the performance shown for the Prime Shares prior to the creation of the Service Class (January 4, 1999). The returns have not been restated for the higher fees of the Service Class shares. Had Services Class shares been in existence for the time periods presented, the performance of the Service Class shares would have been lower as a result of their additional expenses.
3 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998) which is the same as the performance shown for the Prime Shares through April 30, 2002, which is prior to the creation of the Institutional Class. The returns do not reflect the Institutional Class shares' lower estimated expenses.


                                      1 Year                      Since Inception(1)
                      -----------------------------------  -----------------------------------
Fund                  Service   Insitutional   IRA Class   Service   Insitutional   IRA Class
                       Class        Class                   Class        Class
--------------------  --------  -------------  ----------  --------  -------------  ----------
GARTMORE MORLEY              %              %           %         %              %           %
CAPITAL ACCUMULATION
FUND -
--------------------  --------  -------------  ----------  --------  -------------  ----------

_______________________

1    The Fund commenced operations February 1, 1999.



     The Gartmore Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Government Bond Fund, Gartmore Morley Capital Accumulation Fund, Gartmore Morley Enhanced Income Fund and the Gartmore High Yield Bond Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average daily number of shares outstanding during the period that were entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholders actual yield may be less.

                                    30-Day Yields for the Period Ended October 31, 2002
                               --------------------------------------------------------------
Fund                              Class A         Class B         Class C         Class D
-----------------------------  --------------  --------------  --------------  --------------
GARTMORE TAX-FREE INCOME FUND               %               %               %               %

-----------------------------  --------------  --------------  --------------  --------------
GARTMORE GOVERNMENT BOND FUND               %               %               %               %

-----------------------------  --------------  --------------  --------------  --------------

                                     30-Day Yields for the Period Ended October 31, 2002
                               --------------------------------------------------------------
Fund                              Class A         Class B         Class C      Institutional
                                                                               Service Class
-----------------------------  --------------  --------------  --------------  --------------
GARTMORE HIGH YIELD BOND FUND               %               %               %               %

-----------------------------  --------------  --------------  --------------  --------------

                                            30-Day Yields for the Period Ended October 31, 2002
                                      ----------------------------------------------------------------
Fund                                     Service Class      Institutional Class        IRA Class
------------------------------------  --------------------  --------------------  --------------------
GARTMORE MORLEY CAPITAL ACCUMULATION                     %                     %                     %
FUND

------------------------------------  --------------------  --------------------  --------------------

                                        30-Day Yields for the Period Ended October 31, 2002
                                 ------------------------------------------------------------------
Fund                                   Class A         Institutional Service   Institutional Class
                                                               Class
-------------------------------  --------------------  ----------------------  --------------------
GARTMORE MORLEY ENHANCED INCOME                     %                       %                     %
FUND

-------------------------------  --------------------  ----------------------  --------------------

_______________________

     The Gartmore Tax-Free Income Fund may also advertise a tax equivalent yield computed by dividing that portion of the uniformly calculated yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Assuming a tax rate of 39.1%, the tax equivalent yields for the Gartmore Tax-Free Income Fund for the 30-day period ended October 31, 2002 were ____% for Class A shares, ____% for Class B shares, ____% for Class C shares, and ____% for Class D shares.

     The other funds of the Trust for which GMF will serve as investment adviser had not yet begun operations as of October 31, 2002.

NONSTANDARD RETURNS

     The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

     Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

     The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

     Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as Money, Fortune, Forbes, Kiplinger's Personal Finance Magazine, Smart Money,
-----  -------  ------  -------------------------------------  -----------
Mutual Funds, Worth, Financial World, Consumer Reports, Business Week, Time,
------------  -----  ---------------  ----------------  -------------  ----
Newsweek, U.S. News and World Report; and other publications such as The Wall
--------  ---------     ------------                                 --------
Street Journal, Barron's, Investor's Business Daily, Standard & Poor's Outlook
--------------  --------  -------------------------  -------------------------
and, Columbus Dispatch.
     -----------------

THE RANKINGS MAY OR MAY NOT INCLUDE THE EFFECTS OF SALES CHARGES.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

     The Trust presently offers the following 42 series of shares of beneficial interest, without par value and with the various classes listed:

SERIES                                                                 SHARE CLASSES
------                                                                 -------------
Gartmore Growth Fund                                       Class A, Class B, Class C, Class D,
     (formerly Growth Fund)                                  Institutional Service Class
Gartmore Nationwide Fund                                   Class A, Class B, Class C, Class D,
     (formerly Gartmore Total Return Fund)                   Institutional Service Class
Gartmore Bond Fund (formerly Nationwide Bond Fund)         Class A, Class B, Class C, Class D
Gartmore Tax-Free Income Fund                              Class A, Class B, Class C, Class D
     (formerly Nationwide Tax-Free Income Fund)


                                      138

Gartmore Government Bond Fund                              Class A, Class B, Class C, Class D
     (formerly Nationwide Government Bond Fund and
     Nationwide Intermediate Bond Fund)
Gartmore Money Market Fund                                 Service Class, Prime Shares, Class C,
     (formerly Nationwide Money Market Fund)                 Institutional Class
Nationwide S&P 500 Index Fund                              Class A, Class B, Class C, Service Class,
                                                           Institutional Service Class, Local
                                                           Fund Shares, Institutional Class
Gartmore Value Opportunities Fund                          Class A, Class B, Class C, Institutional
     (formerly Nationwide Value Opportunities Fund)        Service Class
Gartmore High Yield Bond Fund                              Class A, Class B, Class C, Institutional
     (formerly Nationwide High Yield Bond Fund)            Service Class
Nationwide Growth Focus Fund                               Class A, Class B, Institutional Service
                                                           Class
Gartmore Global Health Sciences Fund                       Class A, Class B, Class C, Institutional
     (formerly Nationwide Global Life Sciences Fund)         Service Class
Nationwide Small Cap Index Fund                            Class A, Class B, Class C,
                                                             Institutional Class
Nationwide International Index Fund                        Class A, Class B, Class C,
                                                             Institutional Class
Nationwide Bond Index Fund                                 Class A, Class B, Class C,
                                                             Institutional Class
Nationwide Mid Cap Market Index Fund                       Class A, Class B, Class C,
     (formerly Nationwide Mid Cap Market Index Fund II)      Institutional Class
Gartmore Large Cap Value Fund                              Class A, Class B, Class C, Institutional Service
     (formerly Nationwide Large Cap Value Fund and         Class
     Prestige Large Cap Value Fund)
Nationwide Large Cap Growth Fund                           Class A, Class B, Class C, Institutional Service
    (formerly Prestige Large Cap Growth Fund)              Class
Nationwide Small Cap Fund                                  Class A, Class B, Class C, Institutional Service
     (formerly Prestige Small Cap Fund)                    Class
Gartmore Morley Capital Accumulation Fund                  Service Class, Institutional Class, IRA
     (formerly Nationwide Morley Capital Accumulation      Class
     Fund and Morley Capital Accumulation Fund)
Gartmore Morley Enhanced Income Fund                       Class A, Institutional Service Class,
     (formerly Nationwide Morley Enhanced Income Fund      Institutional Class
     and Morley Enhanced Income Fund)
NorthPointe Small Cap Value Fund                           Institutional Class
Gartmore Investor Destinations Aggressive Fund             Class A, Class B, Class C, Service Class
     (formerly Nationwide Investor Destinations
     Aggressive Fund and Investor Destinations
     Aggressive Fund)
Gartmore Investor Destinations Moderately Aggressive       Class A, Class B, Class C, Service Class
     Fund (formerly Nationwide Investor Destinations
     Moderately Aggressive Fund and Investor
     Destinations Moderately Aggressive Fund)


                                      139

Gartmore Investor Destinations Moderate Fund               Class A, Class B, Class C, Service Class
     (formerly Nationwide Investor Destinations Moderate
     Fund and Investor Destinations Moderate Fund)
Gartmore Investor Destinations Moderately                  Class A, Class B, Class C, Service Class
     Conservative Fund (formerly Nationwide
     Investor Destinations Moderately Conservative Fund
     and Investor Destinations Moderately Conservative
     Fund)
Gartmore Investor Destinations Conservative Fund           Class A, Class B, Class C, Service Class
     (formerly Nationwide Investor Destinations
     Conservative Fund and Investor Destinations
     Conservative Fund)
Gartmore Millennium Growth Fund                            Class A, Class B, Class C, Class D,
     (formerly Nationwide Mid Cap Growth Fund)               Institutional Service Class
Gartmore U.S. Growth Leaders Fund                          Class A, Class B, Class C, Institutional
     (formerly Gartmore Growth 20 Fund)                    Service Class
Gartmore Global Technology and                             Class A, Class B, Class C, Institutional
     Communications Fund (formerly Nationwide Global       Service Class
     Technology and Communications Fund)
Gartmore Emerging Markets Fund                             Class A, Class B, Class C, Institutional
                                                           Service Class
Gartmore International Growth Fund                         Class A, Class B, Class C, Institutional
                                                           Service Class
Gartmore Worldwide Leaders Fund                            Class A, Class B, Class C, Institutional
     (formerly Gartmore Global Leaders Fund)               Service Class
Gartmore European Leaders Fund                             Class A, Class B, Class C, Institutional
     (formerly Gartmore European Growth Fund)                Service Class
Gartmore Asia Pacific Leaders Fund                         Class A, Class B, Class C, Institutional
                                                           Service Class
Gartmore Nationwide Leaders Fund                           Class A, Class B, Class C, Institutional
                                                           Service Class
Gartmore Global Financial Services Fund                    Class A, Class B, Class C, Institutional
                                                           Service Class
Gartmore Global Utilities Fund                             Class A, Class B, Class C, Institutional
                                                           Service Class
Gartmore Global Small Companies Fund                       Class A, Class B, Institutional Service
                                                             Class
Gartmore OTC Fund                                          Class A, Class B, Class C, Institutional
                                                             Service Class, Institutional Class
Gartmore International Small Cap Growth Fund               Class A, Class B, Class C, Institutional
                                                             Service Class, Institutional Class
Gartmore Micro Cap Equity Fund                             Class A, Class B, Class C, Institutional
                                                             Service Class, Institutional Class
Gartmore Mid Cap Growth Fund                               Class A, Class B, Class C, Institutional
                                                             Service Class, Institutional Class

     You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

     Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

     To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

     ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

     THE INFORMATION DISCUSSED IN THIS SECTION APPLIES GENERALLY TO ALL OF THE FUNDS, BUT IS SUPPLEMENTED OR MODIFIED IN ADDITIONAL SEPARATE SECTIONS THAT ARE PROVIDED BELOW FOR GARTMORE TAX-FREE INCOME FUND, GARTMORE MONEY MARKET FUND AND INVESTOR DESTINATIONS FUNDS.

BUYING A DIVIDEND

     If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

     Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

     A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

DISTRIBUTIONS OF FIVE-YEAR GAIN

     If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from a Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five-year gains qualifying for this reduced tax rate.

     If you are in a higher individual income tax bracket (for example, the 25%, 28%, 33% or 35% bracket when these brackets are fully phased-in in the year
2006), capital gain distributions are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis is taxable as a capital gain.

     Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund's total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

     Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's board of trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

     To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES

     Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Gartmore Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE

     Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

WASH SALES

     All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

REDEMPTIONS AND FIVE-YEAR GAIN

     If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

     If you are in a higher individual income tax bracket (for example, the 25%, 28%, 33% or 35% bracket when these brackets are fully phased-in in the year
2006), you are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any gains from the sale of Fund shares purchased after January 1, 2001 and held for more than five years (or for which you made an election to mark to market as of January 2, 2001 and hold until 2006) will be subject to a maximum rate of tax of 18%.

DEFERRAL OF BASIS

     If a sales charge was imposed on your purchase of shares of a Fund and you redeem some or all of the shares and then reinvest the sales proceeds in shares of the same Fund or another Gartmore Fund within 30 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in a Fund and in reporting this gain or loss, all or a portion of the sales charge that you paid for your original shares will be excluded from your tax basis in the shares sold and will be added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

     The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

     If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund's income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES

     A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

NON-U.S. INVESTORS

     Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


BACKUP WITHHOLDING

     By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

ADDITIONAL TAX INFORMATION WITH RESPECT TO GARTMORE TAX-FREE INCOME FUND

     The tax information described in "Additional General Tax Information for All Funds" above applies to the Gartmore Tax-Free Income Fund, except as noted in this section.

EXEMPT-INTEREST DIVIDENDS

     By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

DIVIDENDS FROM TAXABLE INCOME

     The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

     The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

REDEMPTION AT A LOSS WITHIN SIX MONTHS OF PURCHASE

     Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

     Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ALTERNATIVE MINIMUM TAX

     Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax advisor before buying shares of the Fund.

TREATMENT OF INTEREST ON DEBT INCURRED TO HOLD FUND SHARES

     Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

LOSS OF STATUS OF SECURITIES AS TAX-EXEMPT

     Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.



ADDITIONAL TAX INFORMATION WITH RESPECT TO MONEY MARKET FUND

     The tax information described in "Additional General Tax Information for All Funds" above applies to the Money Market Fund, except as noted in this section.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     The Fund typically pays dividends from its daily net income each day that its net asset value is calculated. The Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable $1 share price), less the estimated expenses of the Fund. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

     The Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Fund is a money fund, it is not expected to realize any long-term capital gain.

MAINTAINING A $1 SHARE PRICE

     Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust distributions to maintain its $1 share price. These procedures may result in under- or over-distributions by the Fund of its net investment income.

REDEMPTION OF FUND SHARES

     Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Because the Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

     Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ADDITIONAL INFORMATION FOR THE INVESTOR DESTINATIONS FUNDS

     Each of the Investor Destinations Funds invests in one or more Underlying Funds. The tax consequences of investment in an Investor Destinations Fund are generally the same as the consequences of investment in a non-Investor Destinations Fund, except as noted below.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     An Investor Destinations Fund's income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Investor Destinations Fund. Any distributions by an Investor Destinations Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

     An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to an Investor Destinations Fund as capital gain distributions. An Investor Destinations Fund may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in an Investor Destinations Fund. Capital gain will be distributed by an Investor Destinations Fund once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Investor Destinations Fund.

DISTRIBUTIONS OF FIVE-YEAR GAIN

     If you are in the 10 or 15% individual income tax bracket, capital gain distributions resulting from an Underlying Fund's sale of securities that are distributed to an Investor Destinations Fund and, in turn, to you are generally subject to a maximum rate of tax of 10%. However, if you receive distributions resulting from an Underlying Fund's sale of securities held for more than five years and distributed to an Investor Destinations Fund and, in turn, to you, these gains are subject to a maximum rate of tax of 8%. The Investor Destinations Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five-year gains qualifying for this reduced tax rate.

     If you are in a higher individual income tax bracket (for example, the 25%, 28%, 33% or 35% bracket when these brackets are fully phased-in in the year
2006), capital gain distributions resulting from an Underlying Fund's sale of securities that are distributed to an Investor Destinations Fund and, in turn, to you are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any distributions from an Underlying Fund's sale of securities purchased after January 1, 2001 and held for more than five years that are distributed to an Investor Destinations Fund and, in turn, to you will be subject to a maximum rate of tax of 18%.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Investor Destinations Fund as ordinary income, and any loss will reduce an Underlying Fund's ordinary income otherwise available for distribution to the Investor Destinations Fund. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to an Investor Destinations Fund and, in turn, to you, and may cause some or all of the Underlying Fund's previously distributed income to be classified as a return of capital to the Investor Destinations Fund. A return of capital generally is not taxable to an Investor Destinations Fund, but reduces the Investor Destinations Fund's tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Investor Destinations Fund's tax basis is taxable to the Investor Destinations Fund as a capital gain.

     Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund's ordinary income distributions to an Investor Destinations Fund and, in turn, to you.

U.S. GOVERNMENT SECURITIES

     The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by an Investor Destinations Fund. Dividends paid by an Investor Destinations Fund may not be exempt from state and local taxes in certain states when the Investor Destinations Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

INVESTMENT IN COMPLEX SECURITIES

     Certain Underlying Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Underlying Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Underlying Fund (possibly causing the Underlying Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Underlying Fund's ability to recognize a loss, and, in limited cases, subject the Underlying Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing and tax character of income distributed by an Underlying Fund to an Investor Destinations Fund and, in turn, to you.

                               MAJOR SHAREHOLDERS

     As of December 4, 2002, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

     As of December 4, 2002, the following shareholders held five percent or greater of the shares of a class of a Fund:

                                                                                 AMOUNT OF THE
                                                                   NO. OF     CLASS TOTAL ASSETS
FUND/CLASS                                                         SHARES   HELD BY THE SHAREHOLDER

GARTMORE BOND FUND - CLASS A SHARES

Nationwide Life Insurance
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          155788.6                 0.204483

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus
OH  43218-2029                                                    121517.9                 0.159501

GARTMORE BOND FUND - CLASS B SHARES

Beatrice Berger
670 Apple St
Red Hill, PA  18076-1355                                          24212.67                  0.06528

GARTMORE BOND FUND - CLASS C SHARES

Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, OH  44805                                                5748.819                 0.172881

Phillip E Forbes
124 Rice Circle
Ladson, SC  29456                                                 4747.222                 0.142761

David F Richmond
Glenna M Richmond
114 Old Grandview Rd
Beaver, WV  25813                                                 3997.647                 0.120219

Raymond James  Assoc. Inc
Fbo Vehldieck Trust
880 Carillon Pkwy
St Petersburg, FL  33716                                          3752.784                 0.112856


                                      150

Raymond James  Assoc. Inc.
Fbo Bentz Trust
880 Carillon Pkwy
St Petersburg, FL  33716                                          2947.423                 0.088636

Terry K Brock
721 Lake Ave
Lake Luzerne, NY  12846                                           2407.571                 0.072402

Raymond James Assoc Inc
Fbo White Ce Tr
880 Carillon Pkwy
St Petersburg, FL  33716                                          2216.495                 0.066656

GARTMORE BOND FUND - CLASS D SHARES

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           5622720                 0.392424

GARTMORE EMERGING MARKETS FUND - CLASS A SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                        166904                  0.59142

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  432182029                                           70379.26                 0.249387

GARTMORE EMERGING MARKETS FUND - CLASS B SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                      166776.4                 0.776513

Elanore M Thompson
3692 S Sherman Ave
Fremont, MI  49412                                                13990.53                  0.06514
GARTMORE EMERGING MARKETS FUND - CLASS C SHARES

Gregory G Boling
4309 Aylesbury Dr
Knoxville, TN  379187041                                          1202.241                 0.556218

Ira M Fowler
632 Old Augusta Rd
Greenville, SC  29605                                              323.919                 0.149861


                                      151

Margaret Chin
Wing Y Chin
Margaret Chin Revocable Trust
8204 Gondola Dr
Orlando, FL  32809                                                 287.246                 0.132895

GARTMORE EMERGING MARKETS FUND -
INSTITUTIONAL SERVICE CLASS SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                      167072.7                        1

GARTMORE GLOBAL FINANCIAL SERVICES FUND -
INSTITUTIONAL SERVICE CLASS SHARES

Nationwide Life Insurance
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                          75025.38                        1

GARTMORE GLOBAL FINANCIAL SERVICES FUND -
CLASS A SHARES

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                          75017.77                 0.991169

GARTMORE GLOBAL FINANCIAL SERVICES FUND -
CLASS B SHARES

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                             75000                 0.989468
GARTMORE GLOBAL FINANCIAL SERVICES FUND -
CLASS C SHARES

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                             75000                        1

GARTMORE GLOBAL HEALTH SCIENCES FUND -
CLASS A SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                      83414.56                 0.510633


                                      152

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          53970.08                 0.330385

GARTMORE GLOBAL HEALTH SCIENCES FUND -
CLASS C SHARES

AG Edwards & Sons Inc Fbo
Byron S Delman Ttee
Jeanette M Taylor Credit
One North Jefferson
Saint Louis, MO  63103-2287                                           6250                        1

GARTMORE GLOBAL TECH & COMM FUND -
CLASS C SHARES

Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, OH  44805                                                1890.278                  0.29463

David L Dyer
2819 Pride Ln
Strawberry Plains, TN  37871                                      1134.663                 0.176855

John S Sherrick
Anna L Sherrick
John S Sherrick Living Trust
1080 U S 250 N
Ashland, OH  44805-9474                                            766.504                 0.119472

Ira M Fowler
632 Old Augusta Rd
Greenville, SC  29605                                              595.339                 0.092793

Jon E Hackelton
3605 Rochdale Ln
Knoxville, TN  37931                                               479.133                 0.074681

GARTMORE GLOBAL UTILITIES FUND -
INSTITUTIONAL SERVICE CLASS SHARES

Nationwide Life Insurance
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  432182029                                            75659.9                        1

GARTMORE GLOBAL UTILITIES FUND -
CLASS A SHARES

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                          75557.69                 0.994102


                                      153

GARTMORE GLOBAL UTILITIES FUND - CLASS B SHARES

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                          75284.43                 0.994569

GARTMORE GLOBAL UTILITIES FUND - CLASS C SHARES

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus
OH  432182029                                                     75283.68                        1

GARTMORE GOVERNMENT BOND FUND - CLASS A SHARES

Nationwide Pensions Managed
Personal Portfolio Series 5
C/O Gartmore Global Investments Attn Eric Axelson
1200 River Rd
Conshohocken, PA  19428                                           890039.6                 0.183064

Nationwide Pensions Managed
Personal Portfolio Series 4
C/O Gartmore Global Investments Attn Eric Axelson
1200 River Rd
Conshohocken, PA  19428                                           858107.4                 0.176496

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          730182.2                 0.150185

Nationwide Pensions Managed
Personal Portfolio Series 3
1200 River Rd
C/O Gartmore Global Investments Atnn Eric Axelson
Conshohocken, PA  19428                                           706224.3                 0.145257

Nationwide Pensions Managed
Personal Portfolio Series
C/O Gartmore Global Investments Attn Eric Axelson
1200 River Rd
Conshohocken, PA  19428                                           426864.5                 0.087798

Nationwide Pensions Managed
Personal Portfolio Series 1
C/O Gartmore Global Investments Attn Eric Axelson
1200 River Rd
Conshohocken, PA  19428                                           352634.1                  0.07253


                                      154

GARTMORE GOVERNMENT BOND FUND - CLASS C SHARES

Joyce L Rice
Rosiland Knight
Darian J Rice
4434 Catamount Dr
Lilburn, GA  30047                                                17689.68                 0.209826

Joyce L Rice
Rosiland Knight
Jordan R Rice
4434 Catamount Dr
Lilburn, GA  30047                                                17389.82                 0.206269

James Island Christian Church
12 Sawgrass Rd
Charleston, SC  29412                                             15041.41                 0.178413

Gloria J Baro
6 Quarry Rd
Douglassville, PA  195181909                                      5521.996                 0.065499

Thomas E Freece
1029 Cardinal Rd
Audubon, PA  194032203                                            5027.471                 0.059633

Constance J Westreich
725 A Heritage Village
Southbury, CT  06488                                              5014.191                 0.059476

GARTMORE GOVERNMENT BOND FUND - CLASS D SHARES

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  432182029                                            9349395                 0.592975

GARTMORE GROWTH FUND INST SRVC CLASS SHARES

Nationwide Life Insurance Co
Qpva- Eisp
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  432182029                                           12543108                        1

GARTMORE GROWTH FUND - CLASS A SHARES

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus
OH  43218-2029                                                    164476.3                 0.160487


                                      155

GARTMORE GROWTH FUND - CLASS C SHARES

Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, OH  44805                                                7473.617                 0.646888

Jerri Jo Tarantino
Agostino Tarantino
6116 Peppergrass Ct
Westerville, OH  43082                                             841.705                 0.072855

Robert R Sloan
1675 Summerlee Rd
Oak Hill, WV  259019641                                            683.995                 0.059204

GARTMORE GROWTH FUND - CLASS D SHARES

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           2977797                 0.068023

GARTMORE HIGH YIELD BOND FUND -
INSTITUTIONAL SERVICE CLASS SHARES

Nationwide Life Insurance Co
Investment Accounting
Nationwide Plaza 1 32nd Floor
Attn Pam Smith
Columbus, OH  43218                                               13657068                 0.994248

GARTMORE HIGH YIELD BOND FUND - CLASS A SHARES

William R Weber
665 Hopkins Rd
Wiliamsville, NY  14221-2435                                      72503.53                 0.227976

Charles Schwab & Co Inc
Special Custody
Exclusive Benefit Of Customers
101 Montgomery St
Attn Mutual Funds
San Francisco, CA  94104-4122                                     63160.72                 0.198599

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus
OH  432182029                                                     24189.76                 0.076061

GARTMORE HIGH YIELD BOND FUND - CLASS B SHARES

Linda Lisboa
2553 Willowspring Ct
Cincinnati, OH  452311166                                         10182.58                 0.182136


                                      156

Ruth C Peeler
401 Horseshoe Ln
Kings Mountain, NC  28086                                         8824.601                 0.157846

Michael James Okal
9 Cloverside Dr
Lancaster, NY  14086-2907                                         6377.673                 0.114077

Margaret M Okal
9 Cloverside Dr
Lancaster, NY  14086-2907                                         4253.381                  0.07608

Elizabeth P Caveny
401 Horseshoe Ln
Kings Mountain, NC  28086                                         2971.288                 0.053147

GARTMORE HIGH YIELD BOND FUND - CLASS C SHARES

A G Edwards   Sons Inc Fbo
Ivoryton Congregational
One North Jefferson
A C 0234-216937
St Louis, MO  63103-2287                                           4618.56                 0.521629

Ivoryton Congregational
Church
Po Box 131
C O Harry Tavernier
Ivoryton, CT  06442-0131                                          3265.922                  0.36886

GARTMORE INTERNATIONAL GROWTH FUND -
CLASS A SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                      333333.3                 0.913866

GARTMORE INTERNATIONAL GROWTH FUND -
CLASS B SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                      333333.3                 0.959834

GARTMORE INTERNATIONAL GROWTH FUND -
CLASS C SHARES

Tod J Samuels
13202 Turkey Roost Dr
Manchaca
TX  78652-3068                                                     536.401                 0.284796

Grace A Dippel
12601 Encino Dr
Manchaca, TX  78652                                                430.274                 0.228449


                                      157

Grace A Dippel
12601 Encino Dr
Manchaca, TX  78652                                                255.001                  0.13539

David E Lewis
301 West Pointe Dr
Spartanburg, SC  29301                                             248.027                 0.131687

Sandra S Reyes
Jose A Reyes
Po Box 17081
Austin, TX  78760                                                  151.976                  0.08069

Sharon L Shires
7255 Scarlet Oak Dr
Roanoke, VA  24019                                                 131.314                  0.06972

Michael L Dichazi Jr
Jennifer L Dichazi
138 Tera Manor
Wintersville, OH  43953                                            127.226                 0.067549

GARTMORE INT'L GROWTH FUND -
INSTITUTIONAL SERVICE CLASS SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                      333333.4                        1

GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND -
CLASS C SHARES

Dennis Pfeffenberger
Aaron Pfeffenberger
1113 Neil Ave
Saint Marys, OH  45885                                             506.532                 0.480589

Dennis Pfeffenberger
Nicholas L Pfeffenberger
1113 Neil Ave
Saint Marys, OH  45885                                             195.442                 0.185432

Dennis Pfeffenberger
Aaron M Pfeffenberger
1113 Neil Ave
Saint Marys, OH  45885                                             175.835                 0.166829
Jean B Newton
735 Red Horse Way
Wake Forest, NC  27587                                              72.837                 0.069106

GARTMORE INV DEST AGGRESSIVE FUND -
CLASS A SHARES

John M Blair
9128 Shenington Pl
Charlotte, NC  28216                                              4926.298                 0.161569


                                      158

Cathy P Hart
2950 Prince Howard Dr
Marietta, GA  30062                                               3403.451                 0.111624

Anastasia I Toner
1516 Oakes Ave
Williamsport, PA  177012933                                        3161.87                 0.103701

GARTMORE INV DEST AGGRESSIVE FUND -
CLASS B SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  194282436                                       1009.542                 0.804568

Brian D West
940 Sidney Marcus Blvd
Apt# 4107
Atlanta, GA  30324                                                 245.221                 0.195432

GARTMORE INV DEST AGGRESSIVE FUND -
CLASS C SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436
                                                                     2.962                        1

GARTMORE INV DEST AGGRESSIVE FUND -
SERVICE CLASS SHARES

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           2719049                 0.326319

Nationwide Life Insurance Co
Naco
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus
OH  43218-2029                                                     1501424                 0.180189

Nationwide Insurance Company
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           1441468                 0.172994

Nationwide Life Insurance Co
Dcva
Po Box 182029
Columbus, OH  432182029                                            1435111                 0.172231


                                      159

Nationwide Life Insurance Co
Gpva
Po Box 182029
Columbus, OH  43218-2029                                          434134.4                 0.052101

GARTMORE INV DEST CONSERVATIVE FUND -
CLASS A SHARES

Mahalen G Hinkle
4495 Shankweiler Rd
Orefield
PA  18069-2560                                                    13567.91                 0.184697

Delmas P Wood Jr Revocable Trust
Delmas P Wood Trustee
17515 Dr Bird Rd
Sandy Spring, MD  208601212                                       13196.84                 0.179646

Opal Frances Smith
Opal Frances Smith Liv Trust
2900 Kirby Rd Suite 8
Memphis, TN  38119                                                6580.043                 0.089573

Joan M Wood
Delmas P Wood
Joan M Wood Revocable Trust
17515 Doctor Bird Rd
Sandy Spring, MD  20860-1212                                      5079.404                 0.069145

Peter B Crilly
2 Steele Ave
Annapolis, MD  21401                                              4727.646                 0.064357

Verla M Gustafson
Ronald C Gustafson And
Verla M Gustafson Trust
3272 Alta Vista Dr
Fallbrook, CA  92028-9673                                         3923.219                 0.053406

GARTMORE INV DEST CONSERVATIVE FUND -
CLASS B SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                      1070.489                 0.699325

Nancy Lynn Fields
73 Boss Brown Ln
Wyoming, DE  19934-2404                                            230.128                 0.150337

Isaac J Fields
73 Boss Brown Ln
Wyoming, DE  19934-2404                                            230.128                 0.150337


                                      160

GARTMORE INV DEST CONSERVATIVE FUND -
CLASS C SHARES

LPL Financial Services
A C 1244-5420
9785 Towne Centre Drive
San Diego, CA  92121-1968                                          6647.07                 0.978024

GARTMORE INV DEST CONSERVATIVE FUND -
SERVICE CLASS SHARES

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           1427398                 0.472956

Nationwide Insurance Company
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          625179.5                 0.207148

Nationwide Life Insurance Co
Naco
Po Box 182029
Columbus, OH  43218-2029                                          260687.5                 0.086377

Nationwide Life Insurance Co
Dcva
Po Box 182029
Columbus, OH  43218-2029                                            248593                 0.082369

GARTMORE INV DEST MOD AGGRESSIVE FUND -
CLASS A SHARES

James R Opdycke
3400 Friendship Rd
Apex
NC  275028967                                                     23511.58                 0.235511

Scott J Schrier
Pamela A Schrier
851 Sunny Chapel Rd
Odenton, MD  21113                                                5179.407                 0.051881

GARTMORE INV DEST MOD AGGRESSIVE FUND -
CLASS B SHARES

Fiserv Securities Inc
Fao 53943274
2005 Market Street Suite 1200
One Commerce Square
Philadelphia, PA  19103                                           11528.07                 0.745815


                                      161

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  194282436                                       1019.426                 0.065952

GARTMORE INV DEST MOD AGGRESSIVE FUND -
CLASS C SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                         2.831                        1

GARTMORE INV DEST MOD AGGRESSIVE FUND -
SERVICE CLASS SHARES

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           4060049                 0.327362

Nationwide Life Insurance Co
Naco
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           2507380                  0.20217

Nationwide Insurance Company
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           2174092                 0.175297

Nationwide Life Insurance Co
Dcva
Po Box 182029
Columbus
OH  432182029                                                      1853335                 0.149435

GARTMORE INV DEST MOD CONSERVATIVE FUND -
CLASS A SHARES

Donaldson Lufkin Jenrette
Securities Corporation Inc
P O Box 2052
Jersey City, NJ  073039998                                        10606.75                 0.119906

Ronnie L Jones
2900 Kirby Rd Suite 8
Memphis, TN  38119                                                7366.907                 0.083281

Kay Sandlin
3125 Pacific Ave
Memphis, TN  38112                                                5698.569                 0.064421


                                      162

Robert E Taylor
155 Pine Tree Dr
Fayetteville, GA  30214-3998                                      5182.646                 0.058588

Ronald E Hylton
404 West Main St
Po Box 1304
Yadkinville, NC  27055                                            4994.822                 0.056465

Harold L Althouse
Madaline R Althouse
138 School Rd
Fleetwood, PA  19522-9244                                          4899.97                 0.055393

GARTMORE INV DEST MOD CONSERVATIVE FUND-
CLASS B SHARES

Carole C Shewbridge
2433 Houcks Mill Rd
Monkton, MD  21111                                                4549.161                 0.512402

Dolores K Mulligan
129 First St
Pawtucket, RI  02861                                              1113.556                 0.125427

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                      1055.307                 0.118866

Doris Padgett
1011 Jubilee Way
Powder Springs, GA  30127                                          822.504                 0.092644

Doris Padgett
1011 Jubilee Way
Powder Springs, GA  30127                                          805.263                 0.090702

GARTMORE INV DEST MOD CONSERVATIVE FUND-
CLASS C SHARES

AG Edwards   Sons
Custodian For
771 Cypress Lake Circle
Ira Account
Ft Myers, FL  33919-6011                                          5445.791                 0.559605

AG Edwards Sons
Custodian For
9510a Royale Drive
Ira Account
Ft Myers, FL  33905-5307                                          1705.832                  0.17529


                                      163

LPL Financial Services
A C 6713-8226
9785 Towne Centre Drive
San Diego
CA  92121-1968                                                    1557.946                 0.160093

AG Edwards Sons Custodian For
Terry 0 Heron Ira Account
University Drive
Chamblee, GA  30341                                                900.146                 0.092498

GARTMORE INV DEST MOD CONSERVATIVE FUND -
 SERVICE CLASS SHARES

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           1828892                 0.428365

Nationwide Insurance Company
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          856429.2                 0.200594
Nationwide Life Insurance Co
Naco
Po Box 182029
Columbus, OH  43218-2029                                          577157.8                 0.135182

Nationwide Life Insurance Co
Dcva
Po Box 182029
Columbus, OH  43218-2029                                          416494.6                 0.097552

Bank One Trust
Po Box 160
A/C 6800106824
Westerville, OH  43086-0160                                       230141.3                 0.053904

GARTMORE INV DEST MODERATE FUND - CLASS A SHARES

Perry Bryan Lovell
2101 Se 25th St
Ocala, FL  34471                                                  13022.19                  0.10074

Perry B Lovell
2101 Se 25th St
Ocala, FL  34471                                                  12370.13                 0.095696

Sandra O'Brien
3560 Lochwolde Ln
Snellville, GA  30039                                             11292.35                 0.087358


                                      164

GARTMORE INV DEST MODERATE FUND - CLASS B SHARES

Harold W Hopkins
48723 Carmel Achor Rd
Rogers, OH  44455                                                 6095.692                 0.461033

AG Edwards & Sons Inc Fbo
Richard C Keenan
One North Jefferson
Saint Louis, MO  63103-2287                                       2225.775                 0.168341

Stacia L Haskell
91 Kings Mill Ct
Charleston, SC  29414                                              1613.79                 0.122055

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                      1030.486                 0.077938

Pamela A Maynard
5613 Open Sky
Columbia, MD  21044                                                966.135                 0.073071

GARTMORE INV DEST MODERATE FUND - CLASS C SHARES

LPL Financial Services
A C 7258-1631
9785 Towne Centre Drive
San Diego, CA  92121-1968                                         5282.393                 0.587112

Daniel Pignato
Alyson Pignato
263 Totem Trl
Rochester, NY  14617                                              3712.156                 0.412588

GARTMORE INV DEST MODERATE FUND -
SERVICE CLASS SHARES

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           4067733                 0.267004

Bank One Trust
Po Box 160
A/C 6800103523
Westerville, OH  43086-0160                                        3095248                 0.203171

Nationwide Insurance Company
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           2369203                 0.155513


                                      165

Nationwide Life Insurance Co
Naco
Po Box 182029
Columbus, OH  43218-2029                                           1991859                 0.130745
Bank One Trust
Po Box 160
A/C 6800106823
Westerville, OH  43086-0160                                        1373385                 0.090148

Nationwide Life Insurance Co
Dcva
Po Box 182029
Columbus, OH  43218-2029                                           1330658                 0.087344

GARTMORE LARGE CAP VALUE FUND - CLASS A SHARES

Nationwide Pensions Managed
Personal Portfolio Series 5
1200 River Rd
Conshohocken, PA  19428                                           804120.3                 0.288947

Nationwide Pensions Managed
Personal Portfolio Series4
1200 River Rd
Conshohocken, PA  19428                                           581432.5                 0.208928

Nationwide Pensions Managed
Personal Portfolio Series 6
1200 River Rd
Conshohocken, PA  19428                                           466235.8                 0.167534

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          276840.1                 0.099478

Nationwide Pensions Managed
Personal Portfolio Series 3
1200 River Rd
Conshohocken, PA  19428                                             191410                  0.06878

Nationwide Pensions Managed
Personal Portolio Series 1
1200 River Rd
Conshohocken, PA  19428                                             159296                  0.05724

GARTMORE LARGE CAP VALUE FUND - CLASS B SHARES

Lelanie L Allen
6641 Cross Bow Ln
New Port Richey
FL  34653                                                         4625.441                 0.068023


                                      166

GARTMORE LARGE CAP VALUE FUND - CLASS C SHARES

Leniol W Weston
2462 E Hwy 24
Beulaville, NC 28518                                              1367.077                 0.148224

Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, OH  44805                                                 916.865                  0.09941

Judith M Riffenburg
Po Box 184
Wyoming, RI  028980184                                             608.586                 0.065986

Thomas D Byrum
Annette G Byrum
5253 38th Way
South Saint Petersburg, FL  33711                                  522.096                 0.056608

Ira M Fowler
632 Old Augusta Rd
Greenville, SC  29605                                              520.455                  0.05643

Charles G Bennison
Jeanne F Bennison
207 Lansdowne Rd
De Witt, NY  13214-2126                                            515.965                 0.055943

Grace A Dippel
12601 Encino Dr
Manchaca, TX  78652                                                499.595                 0.054168

Jerri Jo Tarantino
Agostino Tarantino
6116 Peppergrass Ct
Westerville, OH  43082                                             467.391                 0.050677

GARTMORE MICRO CAP EQUITY FUND - CLASS A SHARES

Carl P Wilk
43940 Basswood Dr
Sterling Heights, MI  48314-4412                                  21471.11                 0.700902

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                              5000                  0.16322

GARTMORE MICRO CAP EQUITY FUND - CLASS B SHARES

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                              5000                        1


                                      167

GARTMORE MICRO CAP EQUITY FUND - CLASS C SHARES

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                              5000                        1

GARTMORE MICRO CAP EQUITY FUND -
INSTITUTIONAL CLASS SHARES

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  432182029                                             180000                        1

GARTMORE MICRO CAP EQUITY FUND -
INSTITUTIONAL SERVICE CLASS SHARES

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                              5000                        1

GARTMORE MILLENNIUM GROWTH FUND -
CLASS C SHARES

Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, OH  44805                                                1530.181                 0.277027

Randy D Gross
2559 Baumgardner Rd
Keymar, MD  21757                                                  706.714                 0.127945

Grace A Dippel
12601 Encino Dr
Manchaca, TX  78652                                                446.169                 0.080775

Tod J Samuels
13202 Turkey Roost Dr
Manchaca, TX  786523068                                            359.971                  0.06517

Eileen N Hoelzer
3614 Matthes Ave
Sandusky, OH  44870                                                332.227                 0.060147

Bonnie McGalliard
William McGalliard
625 Creamery Rd
Telford, PA  18969                                                 278.306                 0.050385

Grace A Dippel
12601 Encino Dr
Manchaca, TX  78652                                                276.563                  0.05007


                                      168

GARTMORE MILLENNIUM GROWTH FUND -
CLASS A SHARES

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          134764.3                 0.232437

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          64846.39                 0.111845

GARTMORE MONEY MARKET FUND -
INSTITUTIONAL CLASS SHARES

GVIT
Investor Destinations Conservative Fund
3435 Stelzer Rd
Columbus, OH  43219                                                3394631                        1

GARTMORE MONEY MARKET FUND-
 PRIME SHARES

Sandra A Nicholls
Antony J Nicholls
8308 Tifton Rd
Charlotte, NC  28226-4483                                         10001.95                 0.712983

Margaret Chin
Wing Y Chin
Margaret Chin Revocable Trust
8204 Gondola Dr
Orlando, FL  32809                                                 2013.19                 0.143509

Kathleen J Crowe
707 Cambria Ave
Avonmore, PA  15618                                                2013.18                 0.143508

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          5.84E+08                 0.518864

Nationwide Life Insurance Co
Dcva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          80236654                 0.071325

Nationwide Life Insurance
Naco
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          72330913                 0.064298


                                      169

GARTMORE MONEY MARKET FUND -
SERVICE CLASS SHARES

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          3.59E+08                 0.542386

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          2.94E+08                 0.445065

GARTMORE MORLEY CAPITAL ACCUMULATION FUND -SERVICE CLASS SHARES

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           3626492                 0.447596

Circle Trust Co Cust For
FTJC Qualified Omnibus Account
One Station Place
Stamford, CT  06902                                                1260680                 0.155598

Nationwide Insurance Company
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          798126.4                 0.098508

GARTMORE MORLEY CAPITAL ACCUMULATION FUND -
INSTITUTIONAL CLASS SHARES

Capinco
Po Box 1787
Milwaukee, WI  53201-1787                                          1055471                 0.481617

Nationwide Life Co
1 Nationwide Plz
Attn Pam Smith
Columbus, OH  43215-2239                                          365951.3                 0.166986

Circle Trust Company Custodian
Metro Center One Station Place 7th Floor
Stores Inc Savings Plus Plan
Stamford, CT  06902                                               296735.6                 0.135402

Morley Capital Management
5665 Sw Meadows Rd
Ste 400
Lake Oswego, OR  97035-3193                                       236348.5                 0.107847


                                      170

Sterling Trust Company Cust
Danis Building Construction Company
401k PSP
1380 Lawrence St
Ste 1410
Denver, CO  80204-2060                                            110489.2                 0.050417

GARTMORE MORLEY ENHANCED INCOME FUND -
INSTITUTIONAL CLASS SHARES

GVIT
Investor Destinations Conservative Fund
3435 Stelzer Rd
Columbus, OH  43219                                                1439952                 0.262284

Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, OH  43219-6004                                          936164.3                  0.17052

GVIT
Investor Destinations Moderately
Conservative
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                            812660                 0.148024

GVIT
Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, OH  43219-6004                                          777946.6                 0.141701

Investor Destination Conservative
3435 Stelzer Rd
Columbus, OH  43219                                               694889.9                 0.126572

Investor Destinations Moderately
Conservative
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                          493793.7                 0.089943

GARTMORE MORLEY ENHANCED INCOME FUND -
 INSTITUTIONAL SERVICE CLASS SHARES

Nationwide Pensions Managed
Personal Portfolio Series 1
C/O Gartmore Global Investments Attn Eric Axelson
1200 River Rd
Conshohocken, PA  19428                                           684948.9                 0.652515

Nationwide Pensions Managed
Personal Portfolio Series
C/O Gartmore Global Investments Attn Eric Axelson
1200 River Rd
Conshohocken, PA  19428                                           198991.6                 0.189569


                                      171

Nationwide Pensions Managed
Personal Portfolio Series 3
C/O Gartmore Global Investments Attn Eric Axelson
1200 River Rd
Conshohocken, PA  19428                                           164610.1                 0.156815

GARTMORE MORLEY ENHANCED INCOME FUND -
CLASS A SHARES

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           97095.8                 0.532571

Alphie P Barriault
4332 Lloyd Ln
Garner, NC  27529                                                 10722.56                 0.058813

Eleanor G O'neil
Charles J O'neil
3 Valley View Dr
East Granby, CT  06026-9585                                       10644.93                 0.058388

GARTMORE NATIONWIDE LEADERS FUND -
INSTITUTIONAL SERVICE CLASS SHARES

Nationwide Insurance Company
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           60575.6                 0.707699

Nationwide Life Insurance
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                          25019.59                 0.292301

GARTMORE NATIONWIDE LEADERS FUND -
CLASS A SHARES

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                          25016.35                 0.261947

Howan M Hsu
9414 Avemore Ct
Dublin, OH  43017                                                 9907.463                 0.103741

Shirley A Lambert
47670 Watson Rd
Saint Clairsville, OH  43950                                      9222.617                  0.09657

Paul J Hondros
805 Parkes Run Ln
Villanova, PA  19085                                              8958.404                 0.093804


                                      172

GARTMORE NATIONWIDE LEADERS FUND -
CLASS B SHARES

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                             25000                 0.737395

Charlotte A Denman
3692 S Sherman Ave
Fremont, MI  49412                                                2417.284                   0.0713

Elanore M Thompson
3692 S Sherman Ave
Fremont, MI  49412                                                2357.143                 0.069526

GARTMORE NATIONWIDE LEADERS FUND -
CLASS C SHARES

Nationwide Insurance Company
Po Box 182029
C/O Pam Smith 01-32-05
Columbus, OH  43218-2029                                             25000                 0.966057

GARTMORE TAX-FREE INCOME FUND - CLASS A SHARES

Adkins Holdings
790 Andrews Ave
S Apt C 106
Delray Beach, FL  33483-7250                                      83862.52                 0.135379

Richard Tobis
Richard Tobis Revocable Living Trust
22245 Meridian
Novi, MI  48375                                                   43408.62                 0.070074

Mary M Dais
William F Dais
910 Buckeye St
Genoa, OH  43430-1523                                             36866.36                 0.059513

GARTMORE TAX-FREE INCOME FUND - CLASS B SHARES

John B Reese
Graceann Reese
15554 County Rd
Nm-1
Napoleon, OH  43545-6701                                          42855.77                 0.069908

Elsie S Adkins
4315 Dickinson Ave Ext
Greenville, NC  27834-0878                                        41675.58                 0.067983

Gary R Ploskina
Paul Robert Ploskina
10840 Hunter Wood Ln
North Huntingdon, PA  15642                                       37728.77                 0.061545


                                      173

GARTMORE TAX-FREE INCOME FUND - CLASS C SHARES

Linda Touchton-Sawyer
11207 Fitness Ct
New Port Richey, FL  34654                                        4946.143                 0.234623

Constance P Courtland
John W Courtland
8592 Roswell Rd
Apt 106
Atlanta, GA  30350                                                4844.961                 0.229824

Polly A Hopkins
306 Anita Dr
Westminster, MD  21157                                            2926.697                  0.13883

Yolanda S Rhodes
569 SW 11th St
Belle Glade, FL  33430
                                                                  2831.567                 0.134317

GARTMORE TOTAL RETURN FUND -
INSITUTIONAL SERVICE CLASS SHARES

Nationwide Life Insurance Co
Qpva- Eisp
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           3274782                        1

GARTMORE TOTAL RETURN FUND - CLASS C SHARES

Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, OH  44805                                                2657.573                 0.186662

Gregory G Boling
4309 Aylesbury Dr
Knoxville, TN  37918-7041                                         1340.754                 0.094172

Nfsc Febo Btl-963631
Nfs Fmtc Ira
6817 Havens Road
Blacklick, OH  43004                                              1094.774                 0.076895

GARTMORE TOTAL RETURN FUND - CLASS D SHARES

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           8672490                 0.114019


                                      174

Nationwide Life Insurance
Naco
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  3218-2029                                            7517657                 0.098837

Nationwide Life Insurance Co
Dcva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           5611433                 0.073775

GARTMORE U.S. GROWTH LEADERS FUND -
CLASS C SHARES

Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, OH  44805                                                1466.213                 0.509335

Ameritrade Inc Fbo
Po Box 2226
Omaha, NE  68103-2226                                                432.9                 0.150381

Glenda J Sigler
2950 Consoul Rd
Schenectady, NY  12304-1940                                         278.94                 0.096898

Melissa M Becker
26 Vernon Ave
Ashland, OH  44805                                                 249.682                 0.086735

Edyta Ryjewski
Emilia M Ryjewski
908 N Waterford Ln
Wilmington, DE  19808                                               157.48                 0.054706

Edyta Ryjewski
Matthew G Ryjewski
908 N Waterford Ln
Wilmington, DE  19808                                               157.48                 0.054706

GARTMORE VALUE OPPORTUNITIES FUND -
CLASS A SHARES

Nationwide Insurance Company
Qpva
Po Box 182029
Columbus, OH  43218-2029                                          171297.8                 0.193038

Columbus Circle Trust Co Cust For
Emp Ret Savings Plan
One Station Place
Metro Center
Stamford, CT  06902                                               121336.3                 0.136736


                                      175

GARTMORE VALUE OPPORTUNITIES FUND -
CLASS C SHARES

Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, OH  44805                                                3622.177                 0.300117

Leniol W Weston
2462 E Hwy 24
Beulaville, NC  28518                                             1084.894                 0.089889

Gregory G Boling
4309 Aylesbury Dr
Knoxville, TN  37918-7041                                          723.337                 0.059932

GARTMORE VALUE OPPORTUNITIES FUND -
 INSTITUTIONAL SERVICE CLASS SHARES

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                            855125                  0.87085

Morgan Stanley Dean Witter Inc
220 Park Street Suite 220
Birmingham, MI  48009                                             100199.8                 0.102042

GARTMORE WORLDWIDE LEADERS FUND -
CLASS A SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                      166666.6                 0.875933

Gator Door East Inc
2150 Dobbs Rd
St Augustine, FL  32086-5249                                      10523.26                 0.055306

GARTMORE WORLDWIDE LEADERS FUND -
CLASS B SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                      166666.7                 0.965947

GARTMORE WORLDWIDE LEADERS FUND -
CLASS C SHARES

Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, OH  44805                                                1353.122                 0.397888


                                      176

Ira M Fowler
632 Old Augusta Rd
Greenville, SC  29605                                              805.301                   0.2368

Donnie M Rose
3210 Shore Dr
Virginia Beach, VA  23451                                          391.236                 0.115044

Jon E Hackelton
3605 Rochdale Ln
Knoxville, TN  37931                                               309.173                 0.090913

Cindy Fastow
3216 Stockton Pl
Holland, PA  18966                                                 214.286                 0.063011

GARTMORE WORLDWIDE LEADERS FUND -
INSTITUTIONAL SERVICE CLASS SHARES

Gartmore Global Asset Management
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                      166666.7                 0.831509

Nationwide Insurance Company
Qpva
Po Box 182029
Columbus, OH  43218-2029                                          33772.03                 0.168491

NATIONWIDE BOND INDEX FUND -
CLASS A SHARES

Nationwide Insurance Company
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           1793646                 0.534258

Nationwide Life Insurance Co
Dcva
Po Box 182029
Columbus, OH  43218-2029                                          484306.8                 0.144256

Nationwide Life Insurance Co
Naco
Po Box 182029
Columbus, OH  43218-2029                                            435012                 0.129573

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          208967.1                 0.062243


                                      177

NATIONWIDE BOND INDEX FUND - CLASS B SHARES

Charles Grochowski
152 Rella Dr
Archbald, PA  18403                                                966.899                 0.425481

Edilia J Mora
227 Silver Lane
East Hartford, CT  06118                                           292.074                 0.128526

Fiserv Securities Inc
Fao 53418272
2005 Market Street Suite 1200
One Commerce Square
Philadelphia, PA  19103                                             263.85                 0.116106

Thomas V Carbone
509 Joppa Farm Rd
Joppa, MD  21085                                                   195.443                 0.086004

Gerald F Tosti
17 Peach Blossom Rd
Hilton, NY  14468                                                  148.399                 0.065303

Gary D Starr
25409 N 40th Ln
Phoenix, AZ  85310-2489                                            121.475                 0.053455

NATIONWIDE BOND INDEX FUND -
INSTITUTIONAL CLASS SHARES

Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, OH  43219-6004                                           2672729                 0.175645

GVIT
Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, OH  43219-6004                                           2221023                  0.14596

GVIT
Investor Destinations Conservative Fund
3435 Stelzer Rd
Columbus, OH  43219                                                2158293                 0.141838

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           2067522                 0.135873

GVIT
Investor Destinations Moderately
Conservative
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                           1948909                 0.128078


                                      178

Investor Destinations Moderately
Conservative
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                           1184207                 0.077823

Investor Destinations Moderately
Aggressive
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                           1148225                 0.075459

Investor Destination Conservative
3435 Stelzer Rd
Columbus, OH  43219                                               925818.2                 0.060843

NATIONWIDE INTERNATIONAL INDEX FUND -
CLASS A SHARES

Nationwide Pensions Managed
1200 River Rd
Personal Portfolio Series 6
Conshohocken, PA  19428                                           748738.3                 0.309283

Nationwide Pensions Managed
1200 River Rd
Personal Portfolio Series 5
Conshohocken, PA  19428                                           645676.8                 0.266711

Nationwide Pensions Managed
1200 River Rd
Personal Portfolio Series 4
Conshohocken, PA  19428                                           466871.5                 0.192852

Nationwide Insurance Company
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          198712.7                 0.082083

NATIONWIDE INTERNATIONAL INDEX FUND -
CLASS B SHARES

Melissa K Frey
104 Hawk Nest Trl
Pittsboro, NC  27312                                              1396.157                 0.091973

Fiserv Securities Inc
Fao 53399377
2005 Market Street Suite 1200
One Commerce Square
Philadelphia, PA  19103                                             1232.6                 0.081199

Thomas R Casey
1122 Monaco Dr
Mount Pleasant, SC  29464-9035                                     913.489                 0.060177


                                      179

William Zimmerman
1 Wesley Dr
Hockessin, DE  19707-9620                                          885.413                 0.058327

NATIONWIDE INTERNATIONAL INDEX FUND -
INSTITUTIONAL CLASS SHARES

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           5688546                  0.23033

Investor Destinations Moderately
Aggressive
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                           4123923                 0.166978

Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, OH  43219-6004                                           3456358                 0.139949

Investor Destinations Aggressive Fund
3435 Stelzer Rd
Columbus, OH  43219                                                2971816                 0.120329

GVIT
Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, OH  43219-6004                                           2874343                 0.116383

GVIT
Investor Destinations Moderately
Aggressive
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                           2032486                 0.082296

NATIONWIDE LARGE CAP GROWTH FUND -
CLASS A SHARES

Nationwide Pensions Managed
Personal Portfolio Series 5
1200 River Rd
Conshohocken, PA  19428                                            1051836                 0.247395

Nationwide Pensions Managed
Personal Portfolio Series 6
1200 River Rd
Conshohocken, PA  19428                                           914795.2                 0.215163

Nationwide Pensions Managed
Personal Portfolio Series 4
1200 River Rd
Conshohocken, PA  19428                                           760549.2                 0.178884


                                      180

Nationwide Pensions Managed
Personal Portfolio Series 3
1200 River Rd
Conshohocken, PA  19428                                             500752                 0.117779

Nationwide Pensions Managed
Personal Portfolio Series 2
1200 River Rd
Conshohocken, PA  19428                                           302673.6                  0.07119

NATIONWIDE LARGE CAP GROWTH FUND -
CLASS C SHARES

Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, OH  44805                                                1058.156                 0.188343

Charles G Bennison
Jeanne F Bennison
207 Lansdowne Rd
De Witt
NY  13214-2126                                                     606.796                 0.108005

Grace A Dippel
12601 Encino Dr
Manchaca, TX  78652                                                592.938                 0.105538

Jerri Jo Tarantino
Agostino Tarantino
6116 Peppergrass Ct
Westerville, OH  43082                                             592.837                  0.10552

Glenda J Sigler
2950 Consoul Rd
Schenectady, NY  12304-1940                                        463.499                 0.082499

Ira M Fowler
632 Old Augusta Rd
Greenville, SC  29605                                              439.063                  0.07815

Grace A Dippel
12601 Encino Dr
Manchaca, TX  78652                                                378.038                 0.067288

NATIONWIDE LARGE CAP GROWTH FUND -
INSTITUTIONAL SERVICE CLASS SHARES

Nationwide Life Insurance
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          407130.1                 0.448143

Nationwide Life Insurance Co
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          363906.2                 0.400565


                                      181

National Deferred Compensation
Po Box 182436
Columbus, OH  43218-2436                                          95371.54                 0.104979

NATIONWIDE MID CAP MARKET INDEX FUND -
CLASS A SHARES

Nationwide Insurance Company
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           1154492                 0.578487

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          311147.3                 0.155908

Nationwide Life Insurance Co
Naco
Po Box 182029
Columbus, OH  43218-2029                                          227288.9                 0.113889

Nationwide Life Insurance Co
Dcva
Po Box 182029
Columbus, OH  43218-2029                                          222985.3                 0.111732

NATIONWIDE MID CAP MARKET INDEX FUND -
CLASS B SHARES

Donaldson Lufkin Jenrette
Securities Corporation Inc
P O Box 2052
Jersey City, NJ  07303-9998                                        956.841                 0.106753

Wilfred P Miller
699 Saint Augustine Rd
Patton, PA  16668-5604                                             906.874                 0.101178

Elizabeth A Isaacson
295 Wayland Ave
Providence, RI  02906                                              864.274                 0.096425

Bobby P Hornbuckle
Sarah C Hornbuckle
Po Box 71
Cordova, NC  28330-0071                                            587.982                   0.0656

NATIONIWDE MID CAP MARKET INDEX FUND -
INST CLASS SHARES

Investor Destinations Moderately
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH 43219                                                 1433626                 0.167702


                                      182

Investor Destinations Moderate
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219                                                1335153                 0.156183

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           1238767                 0.144908

GVIT
Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, OH  43219-6004                                           1110629                 0.129919

Investor Destinations Aggressive
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219                                               860966.9                 0.100714

Investor Destinations Moderately Aggressive
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                          706755.4                 0.082675

GVIT
Investor Destinations Moderately Conservative
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                            695420                 0.081349

NATIONWIDE S&P 500 INDEX FUND -
 INSTITUTIONAL CLASS SHARES

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           7517206                 0.253409

Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, OH  43219-6004                                           4947549                 0.166785

Investor Destinations Moderately Aggressive
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                           4132088                 0.139295

GVIT
Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, OH  43219-6004                                           4114888                 0.138715


                                      183

Investor Destinations Aggressive
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219                                                2835958                 0.095602

Investor Destinations Moderately Conservative
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                           1717976                 0.057914

Investor Destinations Moderately Aggressive
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                           1488187                 0.050168

NATIONIWDE S&P 500 INDEX FUND-
 INSTITUTIONAL SERVICE CLASS SHARES

Nationwide Life Insurance
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           2215958                 0.421745

Nationwide Life Insurance Co
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                           1566734                 0.298183

Nationwide Life Insurance Co
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          848296.6                 0.161449

Nationwide Trust Company
Participating Retirement Plans
Po Box 182029
Columbus, OH  43218-2029                                          486599.2                  0.09261

NATIONWIDE S&P 500 INDEX FUND - LOCAL SHARES

Nationwide Advisory Services Inc
Seed Account
1200 River Rd
Conshohocken, PA  19428-2436                                      10572.68                        1

NATIONWIDE S&P 500 INDEX FUND-
SERVICE CLASS SHARES

Nationwide Life Insurance
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          24079426                 0.698001

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          10155645                 0.294386


                                      184

NATIONWIDE SMALL CAP FUND - CLASS A SHARES

Nationwide Pensions Managed
1200 River Rd
Personal Portfolio Series 5
Conshohocken, PA  19428                                           702747.2                 0.365759

Nationwide Pensions Managed
Personal Portfolio Series 6
1200 River Rd
Conshohocken, PA  19428                                           407458.6                  0.21207

Nationwide Pensions Managed
Personal Portfolio Series 4
1200 River Rd
Conshohocken, PA  19428                                           254064.5                 0.132233

Nationwide Pensions Managed
Personal Portfolio Series 3
1200 River Rd
Conshohocken, PA  19428                                           167278.5                 0.087064

Nationwide Life Insurance Co
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          134249.6                 0.069873

NATIONWIDE SMALL CAP FUND - CLASS C SHARES

Thomas D Byrum
Annette G Byrum
5253 38th Way
South Saint Petersburg, FL  33711                                  480.307                 0.165526

Jerri Jo Tarantino
Agostino Tarantino
6116 Peppergrass Ct
Westerville, OH  43082                                             411.146                 0.141691

Leslie A Lovell
2513 Volcanic Dr
Benton, AR  72015                                                  340.453                 0.117328

Bonnie Mcgalliard
William Mcgalliard
625 Creamery Rd
Telford, PA  18969                                                 289.552                 0.099787

Glenda J Sigler
2950 Consoul Rd
Schenectady, NY  12304-1940                                        260.191                 0.089668

Jill A Snowdon
9541 Warfield Rd
Gaithersburg, MD  20882-4213                                       205.074                 0.070674


                                      185

NATIONIWDE SMALL CAP FUND -
INSTITUTIONAL SERVICE CLASS SHARES

Nationwide Life Insurance
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          281291.8                 0.447925

Nationwide Life Insurance Co
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          257320.5                 0.409753

National Deferred Compensation
Po Box 182436
Columbus, OH  43218-2436                                          76839.24                 0.122358

NATIONIWDE SMALL CAP INDEX FUND - CLASS A SHARES

Nationwide Insurance Company
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          661392.3                 0.466524

Nationwide Life Insurance Co
Naco
Po Box 182029
Columbus, OH  43218-2029                                          274075.6                 0.193324

Nationwide Trust Company Fsb
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029                                          222269.1                 0.156781

Nationwide Life Insurance Co
Dcva
Po Box 182029
Columbus, OH  43218-2029                                          201574.2                 0.142184

NATIONWIDE SMALL CAP INDEX FUND - CLASS B SHARES

Fiserv Securities Inc
Fao 53304077
2005 Market Street Suite 1200
One Commerce Square
Philadelphia, PA  19103                                           2089.211                 0.169651

Fiserv Securities Inc
Fao 53412897
2005 Market Street Suite 1200
One Commerce Square
Philadelphia, PA  19103                                           1662.608                 0.135009


                                      186

Donaldson Lufkin Jenrette
Securities Corporation Inc
P O Box 2052
Jersey City, NJ  07303-9998                                       1153.626                 0.093678

Wilfred P Miller
699 Saint Augustine Rd
Patton, PA  16668-5604                                            1082.606                 0.087911

Fiserv Securities Inc
Fao 53643435
2005 Market Street Suite 1200
One Commerce Square
Philadelphia, PA  19103                                            857.781                 0.069655

NATIONIWDE SMALL CAP INDEX FUND -
INSTITUTIONAL CLASS SHARES

Nationwide Life Insurance Co
Qpva
Po Box 182029
C/O Ipo Portfolio Accounting
Columbus, OH  43218-2029
                                                                  939024.1                 0.221877

Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, OH  43219-6004                                          832792.5                 0.196776

Investor Destinations Aggressive Fund
3435 Stelzer Rd
Columbus, OH  43219                                               716039.1                 0.169189

GVIT
Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, OH  43219-6004                                          692700.4                 0.163674

Investor Destinations Moderately Aggressive
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                          596146.7                  0.14086

GVIT
Investor Destinations Moderately Aggressive
3435 Stelzer Rd
C/O Bisys Fund Serv L Frysinger
Columbus, OH  43219-6004                                            293885                  0.06944


___________________________

     To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, it is deemed to have "control" over matters which are subject a vote of the Fund's shares.

     Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

                              FINANCIAL STATEMENTS

     The Report of Independent Auditors and Financial Statements of the Funds for the period ended October 31, 2002 are incorporated herein by reference to the Trust's Annual Reports. Copies of the Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 1-800-848-0920.

APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2.   Nature of and provisions of the obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' is less i vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated 'B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated 'CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated 'CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated 'C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1-Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and represent the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


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
B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC   Bonds are considered a high default risk. Default is a real and C possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' rating signal imminent default.

DDD, DD   Bonds are in default. Such bonds are not meeting current obligations and D and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and 'D' represents the lowest potential for recovery.


                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.


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
                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

     1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

     2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


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
Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

--------------------------------------------------------------------------------
                                     PART C

                                OTHER INFORMATION

ITEM  23.  EXHIBITS

(a) Amended Declaration of Trust dated September 19, 2002, of the Registrant previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

(b) Amended Bylaws dated August 25, 1983, as amended January 25, 2002, of the Registrant previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

(c) Certificates for shares are not issued. Articles V, VI, VII, and VIII of the Declaration of Trust, incorporated by reference to Exhibit (1) hereto, define rights of holders of shares.

(d)  Investment  Advisory  Agreements

     (1) (a) Investment Advisory Agreement pertaining to series of the Trust currently managed by Gartmore Mutual Fund Capital Trust (GMF) (formerly Villanova Mutual Fund Capital Trust) previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

          (b) Amendment to Investment Advisory Agreement pertaining to series of the Trust currently managed by Gartmore Mutual Fund Capital Trust ("GMF") (formerly Villanova Mutual Fund Capital Trust) previously filed with the Trust's Registration Statement on December 29, 1999 is hereby incorporated by reference.

          (c) Amended Exhibit A to the Investment Advisory Agreement (proposed) between the Trust and GMF filed with the Trust's Registration Statement on July 6, 2001 is hereby incorporated by reference.

          (d) Amended Exhibit A to the Investment Advisory Agreement between the Trust and GMF previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

     (2) (a) Investment Advisory Agreement pertaining to the series of the Trust managed by Gartmore Morley Capital Management, Inc. ("GMCM") previously filed with the Trust's Registration Statement on December 29, 1999 is hereby incorporated by reference.

          (b) Amended Exhibit A to the Investment Advisory Agreement pertaining to the series of the Trust currently managed by GMCM previously filed with the Trust's Registration Statement on December 29, 1999 is hereby incorporated by reference.

          (c) Amendment to the Investment Advisory Agreement pertaining to the series of the Trust currently managed by GMCM previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

     (3) (a) Investment Advisory Agreement between the Trust and Gartmore Global Asset Management Trust ("GGAMT") previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

          (b) Amended Exhibit A to the Investment Advisory Agreement pertaining to the series of the Trust currently managed by GGAMT previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

     (4)  Subadvisory  Agreements.

          (a) (1) Subadvisory Agreement with Fund Asset Management, L.P. for S & P 500 Index Fund, previously filed with the Trust's Registration Statement on October 29, 1999 is hereby incorporated by reference.

               (2) Amended Exhibit A to Subadvisory Agreement (proposed) previously filed with the Trust's Registration Statement on July 6, 2001 is hereby incorporated by reference.

          (b) (1) Subadvisory Agreement with Goldman Sachs Asset Management for the Nationwide Large Cap Growth Fund (formerly, the Prestige Large Cap Growth Fund) previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

               (2) Amendment to Subadvisory Agreement previously filed with the Trust's Registration Statement on December 29, 1999 is hereby incorporated by reference.

          (c) (1) Subadvisory Agreement with INVESCO Management and Research, Inc. for the Nationwide Small Cap Fund (formerly, the Prestige Small Cap Fund) previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

               (2) Amendment to Subadvisory Agreement previously filed with the Trust's Registration Statement on December 29, 1999 is hereby incorporated by reference.

          (d) (1) Subadvisory Agreement with NorthPointe Capital, LLC for the Gartmore Large Cap Value (formerly, the Prestige Large Cap Value
               Fund), Gartmore Value Opportunities and NorthPointe Small Cap Value Funds previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

               (2) Amended Exhibit A to Subadvisory Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

          (e) (1) Subadvisory Agreement with Gartmore Global Partners for the Gartmore Emerging Markets, Gartmore International Growth, Gartmore Worldwide Leaders (formerly, the Gartmore Global Leaders
               Fund), Gartmore European Leaders (formerly, the Gartmore European Growth Fund) and Gartmore Global Small Companies Funds previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

               (2) Amended Exhibit A to Subadvisory Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

          (e) (1) Underwriting Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

               (2)  Underwriting  Agreement is filed herewith as Exhibit (e)(2).

               (3) Model Dealer Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

          (f)  Not  applicable.

          (g)  Custodian  Agreement

               (1) Custody Agreement previously filed with the Trust's original Registration Statement on November 18, 1997 is hereby incorporated by reference.

               (2) Amended Exhibit A to the Custody Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

          (h) (1) (a) Fund Administration Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

                    (b) Amendment to Fund Administration Agreement previously filed with the Trust's Registration Statement on December 13, 1999 is hereby incorporated by reference.

                    (c) Amended Exhibit A to Fund Administration Agreement (proposed) as previously filed with the Trust's registration statement on July 6, 2001 is hereby incorporated by reference.

                    (d) Amended Exhibit A to the Fund Administration Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

               (2) (a) Transfer and Dividend Disbursing Agent Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

                    (b) Amended Exhibit A to the Transfer and Dividend Disbursing Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

               (3) Agreement and Plan of Reorganization between Nationwide Investing Foundation and the Trust previously filed with the Trust's Registration Statement on form N-14 ('33 Act File No. 333-41175) on November 24, 1997 is hereby incorporated by reference.

               (4) Agreement and Plan of Reorganization between Nationwide Investing Foundation II and the Trust Previously filed with the Trust's Registration Statement on Form N-14 ('33 Act File No. 333-41175) on November 24, 1997 is hereby incorporated by reference.

               (5) Agreement and Plan of Reorganization between Financial Horizons Investment Trust and the Trust previously filed with the Trust's Registration Statement on Form N-14 ('33 Act File No. 333-41175) on November 24, 1997 is hereby incorporated by reference.

                    (a) Administrative Services Plan and Services Agreement previously filed on January 5, 1999, and is hereby incorporated by reference.

                    (b) Amended Administration Services Plan and Services Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

          (i)  Not  applicable.

          (j)  Not  applicable.

          (k)  Not  applicable.

          (l) Purchase Agreement previously filed with Trust's Registration Statement on January 2, 1998 is hereby incorporated by reference.

          (m) (1) Amended Distribution Plan previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

               (2) Dealer Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

               (3) Rule 12b-1 Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

          (n)  Amended  18f-3  Plan  is  filed  herewith  as  Exhibit  (n).

          (o)  Not  applicable.

          (p) (1) Code of Ethics for Gartmore Funds previously filed with the Trust's Registration Statement on May 12, 2000 is hereby incorporated by reference.

               (2) Code of Ethics for Gartmore Mutual Fund Capital Trust and Gartmore SA Capital Trust previously filed with the Trust's Registration Statement on May 12, 2000 is hereby incorporated by reference.

                    (a) Code of Ethics, as amended November 29, 2001, for Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust, NorthPointe Capital LLC, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc. and Gartmore Trust Company previously filed with the Trust's Registration Statement on March 1, 2002 is hereby incorporated by reference.

               (3) Code of Ethics for Gartmore Distribution Services, Inc. previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

               (4) Code of Ethics for Gartmore Global Asset Management Trust dated August 8, 2000 and filed with the Trust's Registration Statement on December 29, 2000 is hereby incorporated by reference.

               (5) (a) Gartmore Global Partners Personal Dealing (Personal Securities Transactions) dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

                    (b) Gartmore Global Partners Personal Securities Trading Guidelines - Charlotte and New York dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

                    (c) Gartmore Global Partners Personal Securities Trading Guidelines - London and Tokyo dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

               (6) (a) Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International Code of Ethics effective January 23, 1991 (as revised April 1, 2000) previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

                    (b) Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International Supplemental Compliance and Review Procedures Under Code of Ethics dated April 1, 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

               (7)  (a) INVESCO U.S. Institutional Group Legal/Compliance Manual
                    Section II dated September 19, 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

                    (b) INVESCO U.S. Institutional Group Legal/Compliance Manual Section III dated September 19, 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.


               (8)  Merrill  Lynch  Investment  Managers  (MLIM),  Registered
                    Investment Companies and their Investment Advisers and Principal Underwriter Code of Ethics dated Summer 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

               (9) Turner Investment Partners, Inc. Personal Trading Policy/Code of Ethics dated February 17, 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.


          (q) (1) Power of Attorney for Joseph J. Gasper, Charles E. Allen, Paula H.J. Cholmondeley, C. Brent Devore, Robert M. Duncan, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr, IV, Douglas Kridler, Arden L. Shisler, and David C. Wetmore dated September 19, 2002 previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference. (2) Power of Attorney for Gerald J. Holland dated October 30, 2002 previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

ITEM  24.  PERSONS  CONTROLLED  BY  OR  UNDER  COMMON  CONTROL  WITH  REGISTRANT

No  person  is  presently controlled by or under common control with Registrant.

ITEM  25.  INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article V, Section 5.2 of the Amended Declaration of Trust. In addition, Section 1743.13 of the Ohio Revised Code provides that no liability to third persons for any act, omission or obligation shall attach to the trustees, officers, employees or agents of a business trust organized under Ohio statutes. The trustees are also covered by an errors and omissions policy provided by the Trust covering actions taken by the trustees in their capacity as trustee. See
Item  23(a)1  above.

ITEM  26.  BUSINESS  AND  OTHER  CONNECTIONS  OF  INVESTMENT  ADVISER

               (a) GMF, an investment adviser of the Trust, also serves as investment adviser to the Gartmore Variable Insurance Trust. The Directors of Gartmore Global Investments, Inc., GMF's managing unitholder and the officers of GMF are as follows:

JOSEPH  J.  GASPER  Director  and  President  and  Chief  Operating  Officer
     Nationwide  Life  Insurance  Company
     Nationwide  Life  and  Annuity  Insurance  Company
     Nationwide  Financial  Services,  Inc.

Director  and  Chairman  of  the  Board
     Nationwide  Investment  Services  Corp.

Director  and  Vice  Chairman
     NorthPointe  Capital,  LLC
     Gartmore  Global  Investments,  Inc.
     Nationwide  Global  Holdings,  Inc.

Director

LEBEN  DIREKT  Insurance  Company

Trustee
     Gartmore  Variable  Insurance  Trust
     Gartmore  Mutual  Funds

GALEN  R.  BARNES  Director
     Gartmore  Global  Investments,  Inc.

MICHAEL  S.  HELFER  Director
     Gartmore  Global  Investments,  Inc.

Executive  Vice  President  -  Corporate  Strategy
     Nationwide  Mutual  Fire  Insurance  Company
     Nationwide  Mutual  Insurance  Company

DONNA  A.  JAMES  Director  and  Executive  Vice  President
     Gartmore  Global  Investments,  Inc.

Executive  Vice  President  Chief  Administrative  Officer
     Nationwide  Mutual  Insurance  Company
     Nationwide  Financial  Services  Inc.

MICHAEL  C.  KELLER  Director
     Executive  Vice  President  -  Chief  Information  Officer
     Nationwide  Mutual  Fire  Insurance  Company
     Nationwide  Mutual  Insurance  Company
     Nationwide  Financial  Services,  Inc.

Director
     Gartmore  Global  Investments,  Inc.

W.  G.  JURGENSEN  Chief  Executive  Officer  and  Director
     Nationwide  Mutual  Insurance  Company
     Nationwide  Financial  Services,  Inc.
     Cal  Farm  Insurance  Company
     Farmland  Mutual  Insurance  Company
     Nationwide  Mutual  Fire  Insurance  Company
     Nationwide  Property  and  Casualty  Insurance  Company

Chairman  and  Chief  Executive  Officer  -  Nationwide
     Nationwide  General  Insurance  Company
     Nationwide  Indemnity  Company
     Gartmore  Global  Investments,  Inc.
Nationwide  Investment  Services  Corporation

Chairman
     NorthPointe  Capital,  LLC
     Nationwide  Securities,  Inc.

PAUL  J.  HONDROS  Director,  President  and  Chief  Executive  Officer
     Gartmore  Investors  Services,  Inc.
     NorthPointe  Capital,  LLC
     Gartmore  Morley  Financial  Services,  Inc.
     Gartmore  Global  Investments,  Inc.
     Gartmore  Distribution  Services,  Inc.

President  and  Chief  Executive  Officer
     Gartmore  Mutual  Fund  Capital  Trust
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Asset  Management  Trust

Chairman
     Gartmore  Mutual  Funds
     Gartmore  Variable  Insurance  Trust

ROBERT  A.  OAKLEY  Executive  Vice  President  -  Chief  Financial  Officer
     Nationwide  Mutual  Insurance  Company
     Nationwide  Mutual  Fire  Insurance  Company
     Nationwide  General  Insurance  Company
     Nationwide  Property  and  Casualty  Insurance  Company
     Nationwide  Life  Insurance  Company
     Nationwide  Life  and  Annuity  Insurance  Company
     CalFarm  Insurance  Company
     Farmland  Mutual  Insurance  Company
     Nationwide  Financial  Services,  Inc.
     Nationwide  Investment  Services  Corporation
     Scottsdale  Insurance  Company

Executive  Vice  President,  Chief  Financial  Officer  and  Director
     Nationwide  Global  Holdings,  Inc.
     Nationwide  Securities,  Inc.
     Gartmore  Global  Investments,  Inc.

Director
     NGH  Luxembourg,  S.A.

JAMES  R.  DONATELL Executive Vice President - Sales, Marketing and Distribution
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Global  Investments,  Inc.
     Gartmore  Mutual  Fund  Capital  Trust
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Asset  Management  Trust

YOUNG  D.  CHIN  Senior  Vice  President  -  Chief  Investment  Officer  U.S.
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Mutual  Fund  Capital  Trust
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Investments,  Inc.
     Gartmore  Global  Asset  Management  Trust

CRAIG  ANDREWS  Senior  Vice  President  -  Marketing  and Public Communications
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Global  Investments,  Inc.
     Gartmore  Mutual  Fund  Capital  Trust
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Asset  Management  Trust

KEVIN  S.  CROSSETT  Vice  President  -  Associate  General  Counsel
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Global  Asset  Management  Trust
     Gartmore  Global  Investments,  Inc.
     Gartmore  Mutual  Fund  Capital  Trust
     Gartmore  SA  Capital  Trust
     Nationwide  Mutual  Insurance  Company
     Nationwide  Mutual  Fire  Insurance  Company
     Nationwide  Life  Insurance  Company
     Nationwide  Life  and  Annuity  Insurance  Company
     NorthPointe  Capital,  LLC
     Gartmore  Morley  Financial  Services,  Inc.

Secretary
     Gartmore  Mutual  Funds
     Gartmore  Variable  Insurance  Trust

CHRISTOPHER  P.  DONIGAN  Vice  President  -  Human  Resources
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Global  Asset  Management  Trust
     Gartmore  Global  Investments,  Inc.
     Gartmore  Mutual  Fund  Capital  Trust
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Asset  Management  Trust

GLENN  W.  SODEN  Associate  Vice  President  and  Secretary
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Global  Asset  Management  Trust
     Gartmore  Mutual  Fund  Capital  Trust
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Investments,  Inc.
     Gartmore  Global  Asset  Management  Trust

CAROL  L.  DOVE  Assistant  Treasurer
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Global  Asset  Management  Trust
     Gartmore  Global  Investments,  Inc.
     Gartmore  Mutual  Fund  Capital  Trust
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Asset  Management  Trust

MICHAEL  D.  MAIER  Assistant  Treasurer
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Global  Asset  Management  Trust
     Gartmore  Global  Investments,  Inc.
     Gartmore  Mutual  Fund  Capital  Trust
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Asset  Management  Trust

JOHN  F.  DELALOYE  Assistant  Secretary
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Global  Asset  Management  Trust
     Gartmore  Mutual  Fund  Capital  Trust
     Gartmore  Global  Investments,  Inc.
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Asset  Management  Trust

GERALD  J.  HOLLAND  Senior  Vice  President  -  Chief  Administrative  Officer
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Global  Investments,  Inc.
     Gartmore  Mutual  Fund  Capital  Trust
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Asset  Management  Trust

Treasurer
     Gartmore  Mutual  Funds
     Gartmore  Variable  Insurance  Trust

PETER  CHAMBERS  Executive  Vice  President  and Global Chief Investment Officer
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Global  Investments,  Inc.
     Gartmore  Mutual  Fund  Capital  Trust
     Gartmore  SA  Capital  Trust
     NorthPointe  Capital  LLC
     Gartmore  Global  Asset  Management  Trust

THOMAS  M.  SIPP  Vice  President  -  Chief  Financial  Officer
     Gartmore  Global  Investments,  Inc.

Vice  President,  Chief  Financial  Officer  and  Treasurer
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Asset  Management  Trust

Vice  President,  Chief  Financial  Officer  and  Director
     Gartmore  Distribution  Services,  Inc.

DONALD  J.  PEPIN  Senior  Vice  President  -  Sales
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Global  Investments,  Inc.
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Asset  Management  Trust

MARY  LOU  VITALE  Senior  Vice  President  -  Product  Development
------------------------------------
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Global  Investments,  Inc.
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Asset  Management  Trust

MICHAEL  A.  KRULIKOWSKI  Chief  Compliance  Officer
------------------------------------
     Gartmore  Distribution  Services,  Inc.
     Gartmore  Global  Investments,  Inc.
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Asset  Management  Trust
     NorthPointe  Capital  LLC

DANIEL  J.  MURPHY  Assistant  Treasurer
------------------------------------
     Gartmore  Distribution  Services,  Inc.
     Gartmore  SA  Capital  Trust
     Gartmore  Global  Asset  Management  Trust
     NorthPointe  Capital  LLC


Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

NORTHPOINTE  CAPITAL  LLC
Columbia  Center  One
10th  Floor,  Suite  1000
201  West  Big  Beaver  Road
Troy,  Michigan  48084

GARTMORE  MORLEY  FINANCIAL  SERVICES,  INC.
5665  S.  W.  Meadows  Road,  Suite  400
Lake  Oswego,  Oregon  97035

(b) GMCM as investment adviser to the Gartmore Morley Capital Accumulation Fund and Gartmore Morley Enhanced Income Fund. GMCM is incorporated under the laws of the State of Oregon and is a wholly owned indirect subsidiary of Gartmore Global Investments, Inc. To the knowledge of the investment advisor, none of the directors or officers of GMCM, except as set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Gartmore Morley Financial
     Services, Inc. and Gartmore Global Investments, Inc. The directors except as noted below may be contacted c/o Morley Financial Services, Inc., 5665 SW Meadows Road, Suite 400 Lake Oswego, Oregon 97035.

Jill R. Cuniff, Managing Director and Chief Investment Officer, and Director of GMCM. Ms Cuniff is also Managing Director, Chief Investment Officer and Director of Gartmore Morley Financial Services, Inc.

Thomas  M.  Sipp,  1200  River  Road,  Conshohocken,  Pennsylvania  19428.  Vice
President, Chief Financial Officer and Director of GMCM. Mr. Sipp is also Vice President, Financial Officer for Gartmore Global Investments, Inc.

Steve  Ferber,  Director and Senior Vice President Sales and Marketing for GMCM.

(c) GGAMT, an investment adviser of the Trust, also serves as an investment adviser to Gartmore Variable Insurance Trust. The Directors of Nationwide Corporation ("NC"), GGAMT's managing unit holder and the officers of GGAMT are as follows (see (a) above for additional information on their other employment):

                                 DIRECTORS OF NC
Lewis J. Alphin                                           Fred C. Finney
Galen R. Barnes                                           W.G. Jurgensen
A. I. Bell                                                David O. Miller
Timothy J. Corcoran                                       Lydia M. Marshall
Yvonne M. Curl                                            Ralph M. Paige
Kenneth D. Davis                                          James F. Patterson
Keith E. Eckel                                            Arden L. Shisler
Willard J. Engel                                          Robert L. Stewart


                                OFFICERS OF GGAMT
President and Chief Executive Officer                     Paul J. Hondros
Vice President-Chief Financial Officer and Treasurer      Thomas M. Sipp
Executive Vice President-Global Chief Investment Officer  Peter Chambers
Associate Vice President and Secretary                    Glenn W. Soden
Vice President, Associate General Counsel                 Kevin S. Crossett
Assistant Secretary                                       John F. Delaloye
Assistant Treasurer                                       Carol L. Dove
Assistant Treasurer                                       Michael D. Maier
Senior Vice President-Chief Investment Officer - U.S.     Young D. Chin
Executive Vice President - Sales and Marketing            James R. Donatell
Senior Vice President - Marketing and Communications      Craig S. Andrews
Senior Vice President - Operations                        Gerald J. Holland
Senior Vice President - Product Development               Mary Lou Vitale
Vice President - Human Resources                          Christopher P. Donigan
Chief Compliance Officer                                  Michael A. Krulikowski
Assistant Secretary                                       Daniel J. Murphy

(d) Information for the Subadviser of the S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide Bond Index Fund and Nationwide International Index Fund.

     (1) Fund Asset Management, L.P. Fund Asset Management, L.P. ("FAM") acts as subadviser to the Funds listed above and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of FAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by FAM (SEC file No. 801-12485).

(e)  Information  for  the  Subadviser  of the Nationwide Large Cap Growth Fund.

     (1) Goldman Sachs Asset Management Goldman Sachs Asset Management ("Goldman") acts as a subadviser to the Large Cap Growth Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of Goldman, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by Goldman (SEC file No. 801-16048.)

(f)  Information  for  the  Subadviser  of  the  Nationwide  Small  Cap  Fund.

     (1) Invesco Management & Research, Inc. Invesco Management & Research, Inc. ("INVESCO") acts as a subadviser to the Small Cap Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of INVESCO, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by INVESCO (SEC file No. 801-01596.)

(g) Information for the Subadviser of the Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Worldwide Leaders Fund (formerly Gartmore Global Leaders Fund), Gartmore European Leaders Fund
     (formerly Gartmore European Growth Fund), Gartmore Small Companies Fund, Gartmore International Small Cap Growth Fund and Gartmore OTC Fund, Gartmore Asia Pacific Leaders Fund, Gartmore Global Financial Services Fund and Gartmore Global Utilities Fund.

     (1) Gartmore Global Partners ("Gartmore") acts as subadviser to the Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Worldwide Leaders Fund (formerly Gartmore Global Leaders
          Fund), Gartmore European :Leaders Fund (formerly Gartmore European Growth Fund), Gartrmore Small Companies Fund, Gartmore International Small Cap Growth Fund, Gartmore OTC Fund, Gartmore Asia Pacific Leaders Fund, Gartmore Global Financial Services Fund and Gartmore Global Utilities Fund. as well as adviser to certain other clients. The list required by this Item 26 of officers and directors of Gartmore, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules B and D of Form ADV filed by Gartmore (SEC File No. 801-48811).

(h) Information for the Subadviser of the Gartmore Value Opportunities Fund, Gartmore Large Cap Value Fund and NorthPointe Small Cap Value Fund.

     (1) NorthPointe Capital LLC ("NorthPointe") acts as subadviser to the Gartmore Value Opportunities Fund, Gartmore Large Cap Value Fund and NorthPointe Small Cap Value Fund and separate institutional investors. The list required by this Item 26 of officers and directors of VVI, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NorthPointe (SEC File No. 801-57064).

ITEM  27.  PRINCIPAL  UNDERWRITERS

(a) Gartmore Distribution Services, Inc. (GDSI), the principal underwriter of the Registrant, also acts as principal underwriter for Gartmore Variable Insurance Trust.

(b) Herewith is the information required by the following table with respect to each director, officer or partner of GDSI:


---------------------------------------------------------------------------------------------------------------
NAME:                              ADDRESS:                          TITLE:               TITLE WITH REGISTRANT
---------------------------------------------------------------------------------------------------------------
PAUL J. HONDROS         1200 River Road                  President and                    Chairman
                        Conshohocken PA 19428            Chief Executive Officer
---------------------------------------------------------------------------------------------------------------
C. PETER CHAMBERS       1200 River Road                  Executive Vice President-        n/a
Conshohocken PA 19428   Global Chief Investment Officer
---------------------------------------------------------------------------------------------------------------
JAMES R. DONATELL       1200 River Road                  Executive Vice President-Sales,  n/a
Conshohocken PA 19428   Marketing and Distribution
---------------------------------------------------------------------------------------------------------------
YOUNG D. CHIN           1200 River Road                  Executive Vice President-        n/a
Conshohocken PA 19428   Chief Investment Officer U.S.
---------------------------------------------------------------------------------------------------------------
CRAIG S. ANDREWS        1200 River Road                  Senior Vice President-Marketing  n/a
Conshohocken PA 19428   and Public Communications
---------------------------------------------------------------------------------------------------------------
GERALD J. HOLLAND       1200 River Road                  Senior Vice President            Treasurer
                        Conshohocken PA 19428            Chief Administrative Officer
---------------------------------------------------------------------------------------------------------------
DONALD J. PEPIN, JR.    1200 River Road                  Senior Vice President-Sales      n/a
                        Conshohocken PA 19428
---------------------------------------------------------------------------------------------------------------
MARY LOU VITALE         1200 River Road                  Senior Vice President-           Assistant Treasurer
                        Conshohocken PA 19428            Product Development
---------------------------------------------------------------------------------------------------------------
KEVIN S. CROSSETT       1200 River Road                  Vice President-                  Secretary
                        Conshohocken PA 19428            Associate General Counsel
---------------------------------------------------------------------------------------------------------------
CHRISTOPHER P. DONIGAN  1200 River Road                  Vice President-Human Resources   n/a
                        Conshohocken PA 19428
---------------------------------------------------------------------------------------------------------------
THOMAS M. SIPP          1200 River Road                  Vice President-Chief Financial   n/a
                        Conshohocken PA 19428            Officer and Treasurer
---------------------------------------------------------------------------------------------------------------
GLENN W. SODEN          1200 River Road                  Associate Vice President         n/a
                        Conshohocken PA 19428            and Secretary
---------------------------------------------------------------------------------------------------------------
JOHN F. DELALOYE        1200 River Road                  Assistant Secretary              n/a
                        Conshohocken PA 19428
---------------------------------------------------------------------------------------------------------------
CAROL L. DOVE           One Nationwide Plaza             Assistant Treasurer              n/a
                        Columbus, OH 43215
---------------------------------------------------------------------------------------------------------------
MICHAEL D. MAIER        One Nationwide Plaza             Assistant Treasurer              n/a
                        Columbus, OH 43215
---------------------------------------------------------------------------------------------------------------
DANIEL J. MURPHY        One Nationwide Plaza             Assistant Treasurer              n/a
                        Columbus, OH 43215
---------------------------------------------------------------------------------------------------------------
MICHAEL A. KRULIKOWSKI  1200 River Road                  Chief Compliance Officer         Assistant Secretary
                        Conshohocken PA 19428
---------------------------------------------------------------------------------------------------------------



ITEM  28.  LOCATION  OF  ACCOUNTS  AND  RECORDS

BISYS
3435  Stelzer  Road
Columbus,  OH  43219



ITEM  29.  MANAGEMENT  SERVICES

Not  applicable.

ITEM  30.  UNDERTAKINGS

Not  applicable



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Gartmore Mutual Funds has duly caused this Post-Effective Amendment No. 41 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio, on this thirty-first day of December, 2002.

     GARTMORE  MUTUAL  FUNDS

     By:  GERALD  J.  HOLLAND*
          --------------------
          Gerald  J.  Holland,  Treasurer

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 41 TO THE REGISTRATION STATEMENT OF GARTMORE MUTUAL FUNDS HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE THIRTY-FIRST DAY OF DECEMBER, 2002.

Signature  &  Title

Principal  Executive  Officer

PAUL  J.  HONDROS*
------------------
Paul  J.  Hondros,  Trustee  and  Chairman

Principal  Accounting  and  Financial  Officer

GERALD  J.  HOLLAND*
--------------------
Gerald  J.  Holland,  Treasurer

JOSEPH  J.  GASPER*
-------------------
Joseph  J.  Gasper,  Trustee

CHARLES  E.  ALLEN*
-------------------
Charles  E.  Allen,  Trustee

PAULA  H.J.  CHOLMONDELEY*
--------------------------
Paula  H.J.  Cholmondeley,  Trustee

C.  BRENT  DEVORE
-----------------
C.  Brent  Devore,  Trustee

ROBERT  M.  DUNCAN*
-------------------
Robert  M.  Duncan,  Trustee

BARBARA  L.  HENNIGAR*
----------------------
Barbara  L.  Hennigar,  Trustee

THOMAS  J.  KERR,  IV*
---  -----------------
Thomas  J.  Kerr,  IV,  Trustee

DOUGLAS  F.  KRIDLER*
------ --------------
Douglas  F.  Kridler,  Trustee

ARDEN  L.  SHISLER*
-------------------
Arden  L.  Shisler,  Trustee

DAVID  C.  WETMORE*
-------------------
David  C.  Wetmore,  Trustee


*BY:     /s/  ELIZABETH  A.  DAVIN
         -------------------------
      Elizabeth  A.  Davin,  Attorney-In  Fact

--------------------------------------------------------------------------------